SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[X]           Preliminary Information Statement
[   ]           Definitive Information Statement
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Zealous Trading Group, Inc.
(Name of Registrant As Specified In Its Charter)

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ZEALOUS TRADING GROUP, INC.
1800 Century Park East, Suite 200
Los Angeles, California 90067

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Los Angeles, California *, 2008

This information statement has been mailed on or about *, 2008 to the stockholders of record on *, 2008 (the “Record Date”) of Zealous Trading Group, Inc., a Nevada corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of   February 15, 2008.  The actions to be taken pursuant to the written consent shall be taken on or about *, 2008, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Kent Wyatt Chairman of the Board

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED FEBRUARY 15, 2008

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of a majority of stockholders dated February 15, 2008, in lieu of a special meeting of the stockholders.  Such action will be taken on or about *, 2008:

1.           To Amend the Company's Articles of Incorporation, as amended, to:

(a)	increase the number of authorized shares of common stock, par value $.001 per share (the “Common Stock”), of the Company from 50,000,000 shares to 1,500,000,000 shares;

(b)	authorize the creation of 10,000,000 shares of blank check preferred stock, par value $.01 per share (the “Preferred Stock”); and

(c)
effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock based upon a ratio of not more than 12 for 1, with the ratio to be in the sole discretion of the Board of Directors.

OUTSTANDING SHARES AND VOTING RIGHTS

On February 15, 2008, the Company’s board of directors and shareholders holding a majority of the voting power of the Company approved certain resolutions, including an amendment to the Company’s Articles of Incorporation to effect a reverse stock split in a ratio of up to 12 for 1, to increase the number of authorized shares of common stock from 50,000,000 to 1,500,000,000 and to authorize the creation of 10,000,000 shares of blank check preferred stock..

As of February 15, 2008, the Company's authorized capitalization consisted of 50,000,000 shares of Common Stock, of which 45,831,444 shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated  February 15, 2008; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.  The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2008.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 78.370 of the Nevada General Corporation Law.

AMENDMENT TO THE ARTICLES OF INCORPORATION

On February 15, 2008, the board of directors of the Company approved an amendment, subject to shareholder approval, to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 50,000,000 to 1,500,000,000, to authorize the creation of 10,000,000 shares of “blank check” preferred stock, and to effect a reverse stock split upon a ratio of not more than 12 for 1, in the sole discretion of the Board of Directors.  On February 15, 2008, the majority stockholders of the Company approved the same resolution as the board of directors. The Company currently has authorized capital stock of 50,000,000 shares and 45,831,444 shares of Common Stock are outstanding as of the Record Date.

REVERSE STOCK SPLIT

The reason for the reverse stock split is to increase the per share stock price.  The Company believes that if it is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If the Company is successful in generating interest among such entities, it is anticipated that the shares of its common stock would have greater liquidity and a stronger investor base.  The Board believes that stockholder approval of a range of potential exchange ratios (rather than a single exchange ratio) provides the Board with the flexibility to best achieve the desired results of the reverse stock split. The Board would effect a reverse stock split only upon its determination that a reverse stock split would be in the best interests of the stockholders at that time. To effect a reverse stock split, the Board would set the timing for such a split and select the specific ratio within the range approved by the stockholders. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. The Board reserves its right to elect not to proceed and to abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders. The Company presently has no specific plans to issue any shares of Common Stock after effectuating the reverse stock split.

Certain Risk Factors Associated with the Reverse Stock Split

There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of all Common Stock at the then market price) after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of the Common Stock following the reverse stock split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the reverse stock split.

If the reverse stock split is effected, the resulting per-share stock price may not attract or satisfy potential acquisition targets and there is no guarantee that any transaction will be effected.

A decline in the market price of the Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of the Common Stock could be adversely affected following such a reverse stock split.

Impact of the Proposed Reverse Stock Split if Implemented

If approved and effected, the reverse stock split will automatically apply to all shares of Common Stock. In addition, the reverse stock split will not affect any stockholder’s percentage ownership or proportionate voting power. However, because the number of authorized shares of our Common Stock will not be reduced, the reverse stock split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action.

The principal effect of the reverse stock split will be that the number of shares of our Common Stock issued and outstanding will be reduced from 45,831,444 shares to a range between approximately 22,915,722 to 3,819,287 shares, depending on the reverse stock split ratio determined by the Board.  In addition, commencing with the effective date of the reverse stock split, all outstanding options entitling the holders thereof to purchase shares of the Company’s common stock will entitle such holders to receive, upon exercise of their options, a fraction of the number of shares of the Company’s common stock which such holders may purchase upon exercise of their options. In addition, commencing on the effective date of the reverse stock split, the exercise price of all outstanding options and warrants will be increased by the inverse of the reverse split ratio and the number of shares of common stock issuable upon conversion or exercise of such outstanding options and warrants will be decreased by the reverse split ratio.

In addition, the reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

Effect on Fractional Stockholders

You will not receive fractional post-reverse stock split shares in connection with the reverse stock split. All post-split shareholdings will be rounded-up to the nearest full share.

Effect on Registered and Beneficial Stockholders

Upon a reverse stock split, we intend to treat stockholders holding Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered Certificated Shares

Some of our registered stockholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, Transfer Online, Inc., as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent.

Potential Anti-Takeover Effect

The reverse stock split could adversely affect the ability of third parties to takeover or change the control of the Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the company with another company. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split is not in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Authorized Shares

The reverse stock split would affect all issued and outstanding shares of Common Stock and outstanding rights to acquire Common Stock. Upon the effectiveness of the reverse stock split, the number of authorized and unissued shares of Common Stock would increase due to the reduction in the number of shares of Common Stock issued and outstanding based on the reverse stock split ratio selected by the Board. We may issue such shares in the future. If we issue such shares, the ownership interest of holders of our Common Stock will be diluted. As of February 15, 2008, we had 50,000,000 shares of authorized Common Stock, of which 45,831,444 shares were issued and outstanding,

Accounting Matters

The reverse stock split will not affect the par value of the Common Stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to Common Stock on its balance sheet will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our Common Stock will be restated because there will be fewer shares of Common Stock outstanding.

Procedure for Effecting Reverse Stock Split

If the Board decides to implement the reverse stock split, we will promptly file a Certificate of Amendment with the Secretary of State of the State of Nevada to amend our existing Articles of Incorporation. The reverse stock split will become effective on the date of filing the Certificate of Amendment, which is referred to as the “split effective date.” Beginning on the split effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Certificate of Amendment is set forth in Exhibit A to this Information Statement. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board deems necessary and advisable to effect the reverse stock split, including the applicable ratio for the reverse stock split.

Under the Nevada General Corporation Law, the state in which the Company is incorporated, the reverse stock split does not require the Company to provide dissenting shareholders with a right of appraisal and the Company will not provide shareholders with such right.

The Company believes that the Federal income tax consequences of the reverse stock split to holders of common stock will be as follows:

(i)	Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(ii)	Except as explained in (v) below, the tax basis of the post-reverse split shares will equal the tax basis of the pre-reverse split shares exchanged therefor.

(iii)
Except as explained in (v) below, the holding period of the post-reverse split shares will include the holding period of the pre-reverse split shares if such pre-reverse split shares were held as capital assets.

(iv)	The conversion of the pre-reverse split shares into the post-reverse split shares will produce no taxable income or gain or loss to the Company.

(v)
The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE DISCUSSION IS A BRIEF SUMMARY OF THE EFFECTS OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE INTERNAL REVENUE CODE.

CREATION OF BLANK CHECK PREFERRED STOCK

The amendment to the Company’s Articles of Incorporation, as amended, will create 10,000,000 authorized shares of "blank check" preferred stock.  The proposed Amendment to the Company’s Articles of Incorporation, as amended, attached as Exhibit "A" to this information statement contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Certificate of Amendment to the Articles of Incorporation as set forth in Exhibit "A."

The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

Subject to the provisions of the Company's Certificate of Amendment to the Articles of Incorporation and the limitations prescribed by law, the board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders.  The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders.  The amendment to the Articles of Incorporation, as amended, would give the board of directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its stockholders.

The amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose.  It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise.  The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means.  Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

Except as described below under “MERGER AGREEMENT,” there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Preferred Stock which are proposed to be authorized:

INCREASE IN AUTHORIZED COMMON STOCK

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock.  However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of the Record Date, a total of 45,831,444 shares of the Company's currently authorized 50,000,000 shares of Common Stock are issued and outstanding.  The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders.  Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences.  Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences.  The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

MERGER AGREEMENT

Unless otherwise indicated or the context otherwise requires, the terms “Company,” “we,” “us” and “our” herein refer to Zealous Trading Group, Inc. and its subsidiaries, after giving effect to the Merger (as defined below).  References to “Pubco” refer to Zealous Trading Group, Inc., the public company, and its subsidiaries prior to giving effect to the Merger.  References to “Zealous Holdings” refer to Zealous Holdings, Inc., the private company, prior to giving effect to the Merger.

Pubco Business and History

Pubco was originally incorporated under the laws of the state of Nevada on September 25, 1978 as Casino Consultants, Inc. Prior to September 1992, Pubco had no operations. On September 15, 1992, Pubco entered into an Agreement and Plan of Reorganization with Ad Show Network, Inc., a Nevada corporation, whereby Pubco acquired the assets of Ad Show Network, Inc., subject to liabilities, for shares of Pubco common stock. On September 15, 1992, Pubco changed its name to A.S. Network, Inc.  On October 14, 1992, Pubco changed its name to Ad Show Network, Inc. On August 17, 1995, Pubco changed its name to Atlantic Syndication Network, Inc. Pubco was primarily engaged in the development, production, and distribution of television programs and specific projects created for domestic and international markets.

Pubco’s executive offices are located at 1800 Century Park East, Suite 200, Los Angeles, California 90067.

Zealous Holdings Business and History

Zealous Holdings was formed as a Delaware corporation in June of 2005.  Zealous Holdings carries out its business through its operating subsidiaries, Zealous Asset Management LLC, a California registered investment advisory firm ("ZAM") and Zealous Capital Markets LLC, an FINRA/SIPC (as defined hereinafter) registered broker-dealer (“ZCM”).  ZAM began operations in 1998 and up until December 31, 2007, provided investment management services to private investment funds and managed accounts.  ZCM, formed in June of 2005, focuses on and provides brokerage and boutique investment banking services to individuals and institutions as well as manages and operates Zealous ATS, LLC, formed in September of 2007, which plans to be a global electronic marketplace used to support and execute trades for buyers and sellers of restricted and illiquid securities (“ZATS”). ZAM along with ZCM became wholly-owned subsidiaries of Zealous Holdings in 2005 as part of a reorganization into its present holding company structure. ZATS is wholly-owned by ZCM.

Zealous Holdings’ principal offices are located at 1800 Century Park East, Suite 200, Los Angeles, California 90067, and its telephone number is (310) 895-7778.

Proposed Merger

On July 16, 2007, Pubco entered into an Agreement and Plan of Merger (the “Merger Agreement”) with its wholly-owned subsidiary, ASNI II, INC., a Delaware corporation (“ASNI-II”) and Zealous Holdings. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Zealous Holdings will merge with and into ASNI-II, with ASNI-II as the surviving corporation of the merger (the “Merger”). As a result of the Merger, Zealous Holdings will become a wholly-owned subsidiary of Pubco, through which its operations will be conducted. On October 5, 2007, Pubco filed an amendment to the Articles of Incorporation changing its name to Zealous Trading Group, Inc.

Each outstanding share of Zealous Holdings’ common stock and preferred stock will receive 0.081530 shares of a newly issued class of Pubco preferred stock (the “Convertible Preferred Stock”) which is convertible at the option of the holder into 906.6 shares of Pubco common stock. The Convertible Preferred Stock will grant the holders the right to vote each share of Convertible Preferred Stock on any matter taken before Pubco’s shareholders as a single class. The Convertible Preferred Stock has voting rights which grant a holder of Convertible Preferred Stock the right to vote 10 times the number of shares of Common Stock that is convertible from the Convertible Preferred Stock.

Pubco’s Board of Directors unanimously approved the Merger Agreement and the transactions contemplated thereby.

Pubco made customary representations and warranties and covenants in the Merger Agreement, including regarding (i) the operation of its business and our subsidiaries prior to the closing and (ii) obtaining shareholder approval for amendments to its Articles of Incorporation that are a condition precedent to the completion of the Merger. The consummation of the Merger is also subject to completion by Zealous Holdings of its audited financial statements and other customary closing conditions. Pubco’s obligation to consummate the Merger is not conditioned on any financing.

The following conditions must be met prior to closing the Merger: (i) increasing the number of authorized shares of our common stock from 50,000,000 to 1,500,000,000 shares, (ii) authorizing the creation of 10,000,000 shares of “blank check” preferred stock and granting Pubco’s Board of Directors the power to issue blank check preferred stock, (iii) authorizing a Series of Preferred Stock granting the holders the right to vote each share of Preferred Common Stock as if it were converted to ten shares of Common Stock, and (iv) a reverse split in a ratio of up to 12:1 of our common stock issued and outstanding.

Pursuant to the terms of the Merger Agreement, Pubco is subject to a “no-shop” provision, which restricts its ability to, among other things, solicit, discuss or negotiate alternative acquisition proposals. Pubco is subject to a break up fee of $1,000,000 in the event it is in breach of the no-shop provision.

The foregoing summary of the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which has been previously filed.

Voting Agreements

Concurrently with the execution of the Merger Agreement, Mr. Kent G. Wyatt, Sr., Pubco’s then-President and Chief Executive Officer, and current Chairman of Pubco’s Board of Directors and his wife, Sarah Wyatt, a then-member of the Board, entered into separate voting agreements (the “Voting Agreements”) with Zealous Holdings and Pubco. Mr. and Mrs. Wyatt own an aggregate of approximately 51% of the outstanding adjusted shares of Pubco common stock. Mr. Michael Edwards and Glenn Schlosser, members of the Board, will also execute a form of the Voting Agreements prior to the consummation of the Merger. They hold in aggregate approximately 3% of the outstanding adjusted shares of Pubco common stock.

Under the terms of the Voting Agreements, Mr. and Mrs. Wyatt agreed, until the earlier to occur of the date (a) the Merger Agreement becomes effective or (b) the Merger Agreement terminates in accordance with its terms, to vote all Pubco securities owned by them: (A) in favor of (i) increasing the number of authorized shares of our common stock from 50,000,000 to 1,500,000,000 shares, (ii) authorizing the creation of 10,000,000 shares of Pubco blank check preferred stock and granting Pubco’s Board of Directors the power to issue blank check preferred stock, (iii) authorizing a Series of Preferred Stock granting the holders the right to vote each share of Preferred Common Stock as if it were converted to ten shares of Common Stock, (iv) a reverse split in a ratio of up to 12:1 of our common stock issued and outstanding, (v) such other changes to Pubco’s Articles of Incorporation and/or By-Laws that Pubco deems reasonably necessary to accomplish the Merger and (vii) any other actions presented to holders of shares of Pubco’s capital stock that would reasonably be expected to facilitate the Merger Agreement, the issuance of the Preferred Stock, the Merger and the other actions and transactions contemplated by the Merger Agreement; and  (B) against approval of any proposal made in opposition to the Merger Agreement or consummation of the Merger and the other transactions contemplated by the Merger Agreement.

For purposes of this Information Statement, unless otherwise indicated, all information relating to the risk factors, descriptions of business, plan of operations, management and securities assumes the consummation of the Merger.

The following is a description of Zealous Holdings’ business:

OVERVIEW

Zealous Holdings, Inc.

Zealous Holdings is a Los Angeles, California-based financial services holding company that provides, through its wholly-owned operating subsidiaries, a broad range of securities, brokerage and trading, merchant and investment banking related services primarily to institutional clients and accredited individual investors, as well as an alternative trading system for illiquid and restricted securities.  Zealous Holdings was formed as a Delaware corporation in June of 2005.

Zealous Asset Management LLC

Zealous Asset Management LLC, a Delaware limited liability company, is an investment adviser registered in the State of California that was responsible up until December 31, 2007, for providing asset management and advisory services to private investment funds and managed accounts for individual clients and institutional clients. The advisory services included, among others, providing advice regarding asset allocation and the selection of investments.

ZAM also provided advisory services on a discretionary basis to the following private investment funds: Zealous Partners, LLC, a Delaware limited liability company; and Ault Glazer Capital Partners, LLC (fka Ault Glazer Bodnar Acquisition Fund, LLC), a Delaware limited liability company, which commenced operations in July 2005, (each a “Fund,” and collectively referred to as the “Funds”).  The Funds operated as pooled investment vehicles intended to provide diversification, management expertise and other advantages to clients. ZAM may, in the future, provide investment advisory services to other pooled investment vehicles that may be similar to, or different from, the Funds.

ZAM’s investors in the Funds may have included any of the following: individuals, banks and thrift institutions; investment companies; private businesses; private and governmental retirement, pension and profit-sharing plans; trusts; estates; endowments, foundations, “Taft Hartley” Plans, charitable organizations and corporations as well as other business entities.

           ZAM is currently registered as an investment adviser under the laws of the State of California, and may register as an investment adviser with the SEC in the future pursuant to Section 203 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

As of December 31, 2007 ZAM had approximately $8 million dollars in assets under management.

Zealous Capital Markets, LLC

Zealous Capital Markets, LLC, a broker-dealer registered with the Financial Industry Regulatory Authority, Inc. (“FINRA”) and Securities Investor Protection Corporation (“SIPC”), operates the Zealous ATS electronic trading platform that provides specialized trading and settlement services for buyers and sellers of restricted, illiquid securities and alternative assets. The business of ZCM is that of a $100,000 broker/dealer operating pursuant to SEC Rule 15c3-1 (a)(2)(i). The firm's business activities are limited pursuant to its Membership Agreement dated October 6, 2005 with FINRA Los Angeles District Office, which is available upon request.

ZCM operates as a fully-disclosed introducing broker-dealer, and therefore relies on its clearing firm, Wedbush Morgan Securities, Inc. (“Wedbush”), to provide the back office support and transaction processing services necessary to effect transactions on all principal national and international securities exchanges. Wedbush also acts as custodian for client accounts, and will generally clear (on the basis of payment against delivery) the securities transactions which are effected through ZCM.

ZCM is currently licensed to conduct brokerage activities in the following states as of December 2007 – AL, AZ, CA, CO, CT, DE, FL, GA, MA, MN, MO, NV, NJ, NY, OK, TN, TX, UT, WA. ZCM expects to become registered in other states as its business activities warrant.

Zealous ATS, LLC

ZCM wholly-owns and operates Zealous ATS, LLC, (alternative trading system) which plans to be a global electronic marketplace used to support and execute trades for buyers and sellers of restricted and illiquid securities (“ZATS”).  ZATS plans to be a marketplace to offer an integrated electronic platform for the trading of alternative assets globally. The ZATS marketplace is a global community of trading counterparties in our targeted products and services providing an infrastructure in which to optimize and support investment and trading strategies for participants.

ZATS has been tested and used successfully for over 18 months with a major NYSE financial institution, trading a single stock under Rule 144a. Now, ZATS has been rolled out to a limited number of users, providing them the ability to trade restricted stock and illiquid securities of over 1,100 public and private company securities on a negotiated basis.  The next generation of ZATS, now under development, will offer an integrated electronic platform for the trading of alternative assets globally. The ZATS marketplace will be a global community of trading counterparties. The intention is to provide an infrastructure on which to optimize the investment and trading strategies for participants.

ZCM provides customer support to ZATS member base through its sales, trading, back office and settlement specialists who are assigned to service specific member groups and facilitate transactions and order flow. Participants will include:

•	Hedge funds, RIA's, mutual funds, pension funds;
•	Venture capital, private equity and real estate funds;
•	Investment banking boutiques, domestic and foreign broker dealers;
•	Family offices, and bank trust departments;
•	Corporate insiders;
•	Domestic and foreign public and private issuers;
•	Alternative market data providers;
•	Independent research providers;
•	Investor relations and PR firms; and
•	Specialty Media and data providers.

PRODUCTS AND SERVICES

Zealous Holdings’ sole focus is currently on the ZATS trading platform – which it offers primarily to accredited private clients, broker dealers, hedge funds, family offices, mutual funds, corporations, and other accredited financial intermediaries.  The ZATS marketplace will be a global community of trading counterparties in our targeted products and services providing an infrastructure in which to optimize and support investment and trading strategies for participants.

The products and services to be provided by ZATS is as follows:

•	Secondary trading of restricted stock, warrants, and convertible debt of public and private companies;
•	PIPE and other Private Placement issuance;
•	Alternative Public Offerings;
•	Private and non-traded REITS;
•	Secondary LP interests of VC, PE, LBO, and RE partnerships;
•	New Private Fund Offerings;
•	Private Company Trading portals;
•	Emerging and frontier markets debt and equity securities; and
•	Structured equity and debt products.

Private Investment in Public Equity (PIPE)

Underwriters, issuers and investors of the $50-$75 billion annual market for private placements and PIPE issuances can use ZATS electronic platform to list transactions or view available offerings. ZATS will be useful for corporate issuers looking to raise capital or investment banks looking to list transactions. ZATS will allow greater access to a wide array of both institutional and accredited individual investors in a cost effective and efficient format.

ZATS provides all aspects of deal issuance serving all participants by addressing the entire capital-raising process, from origination to final settlement and simplifying the transaction process.  All documentation including PPM’s, subscription documents, executive summaries and management presentations are full service electronic document delivery. ZATS also offers issuers the ability to use our “Virtual Road Show” format, allowing for video presentations online reducing the expensive and time consuming need of traveling nationwide as with traditional road shows.

 For PIPE investors, ZATS lists PIPE offerings in one central location giving the investor access to diverse and extensive deal flow across many industries and market capitalizations, all electronically and seamlessly.

 ZATS also plays a key role for companies who have just completed reverse mergers as these companies typically seek financing in a PIPE structure after their mergers are complete and they are public. ZATS will offer these companies a platform in which to list their PIPE offerings, including emerging growth companies from outside the U. S. including, China, India, and other emerging market economies.

Restricted Securities

ZATS provides holders of restricted stock, illiquid warrants and convertible debt of public companies whom are either limited or not able to sell in the public markets because of legal or contractual restrictions, the ability to offer their securities for sale on its private electronic trading platform to a diverse group of accredited members in private transactions. ZATS uses resale exemptions to execute the majority of restricted stock transactions allowing a holder of restricted securities to rely on the exemption to sell amounts beyond the rule 144 limitations.

Using our centralized trading platform, ZATS offers buyers and sellers of restricted securities a cost effective marketplace and platform to transact and settle with institutional and accredited individual investors.

Rule 144a Securities – “Global AXess”

The growth of the Rule 144a private placement market for equities has been dramatic over the past five years due to many companies reluctance to list publicly on U.S. exchanges because of costly Sarbanes Oxley compliance issues. Rule 144a issuance has grown from $70 billion in 2002 to over $221 billion in 2006.

To meet this need there have been several proprietary electronic trading platforms recently launched dedicated to the issuance of Rule 144a equity securities such as Nasdaq’s Portal, Goldman Sachs GS TRuE, Bear Stearns Best Market, and OPUS-5 created by a group of investment banks. Only Qualified Institutional Buyers or QIB’s (institutions with a minimum of $100mm in discretionary assets) are eligible to purchase these securities.

To address the demand of these participants, ZATS has created a portal for Rule 144a securities within its platform for issuers, underwriters and investors called “Global AXess”. Global AXess will work as a neutral marketplace for participants who want to issue and resell these securities in the secondary market and access a diverse group of ZATS QIB members. Having access to a more centralized marketplace offers Rule 144a investors improved liquidity, transparency and price discovery as many of the current platforms are either closed or limited access systems.

Global AXess will allow newly formed Rule 144a trading platforms to route orders through our system by providing them the ability to list secondary offerings anonymously as an alternative source of liquidity and accessing ZATS QIB members. ZATS also welcomes foreign issuers looking to raise capital using Rule 144a to list their transaction on our electronic marketplace.

Thinly Traded Registered Stock

Holders of concentrated positions of thinly traded non NMS (National Market System) registered stock (OTCBB and Pink Sheet quoted) that trade less than 50,000 shares a day can list their securities for sale on ZATS in block transactions to its qualified accredited members privately and gain the needed liquidity that may have been difficult or impossible to access publicly and bypass listing their securities in a standard public offer and potentially depressing the price.

Buyers of these securities can purchase stock in large blocks at discounts from where the securities trade publicly and complete previously hard to fill positions or just take advantage of attractive arbitrage opportunities without bidding prices up, all electronically and anonymously bypassing the traditional method of directly contacting holders or Wall Street block trading desks and suffering information leakage.

Private Equity – Domestic and Emerging Growth Countries

Private companies who are planning on becoming public within 12 months can utilize ZATS to raise capital in preparation for their public offering in what we call an alternative public offering or “APO” (a contemporaneous reverse merger transaction with a private placement equity capital raise).

ZATS provides private companies an organized efficient method by which to raise capital, and allow investors a secondary market in which to access liquidity if needed. Many companies who complete a reverse merger will immediately want to raise capital via a PIPE offering on ZATS, making a ZATS private listing an easy transition to a funding as a public company.

This market will also provide ZATS with many potential restricted stock offerings as both insiders and officers of the recently pubic companies will be holding large blocks of restricted stock in which they may seek liquidity. ZATS will offer this platform to growth companies from the emerging growth economies specifically in the BRIC countries (Brazil, Russia, India and China).

IPL (Initial Private Listing)

For private companies who have no intention of becoming public they can apply to use ZATS platform for an IPL (initial private listing) providing issuers and shareholders many of the same services as their public counterparts (allowed within the SEC legal constraints), including secondary liquidity and trading capability through a private trading board for the company and its shareholders, along with an issuer portal and electronic settlement and transfer services.

 By staying private but allowing secondary liquidity a company has greater independence, easier access to capital for long term growth, eliminates many of the costs of being public and avoids Sarbanes-Oxley, allowing greater privacy, and reduced legal and regulatory risk.

Emerging Markets

The case for investment in global emerging markets is strong, based on a number of factors:

•	Continued growth in the mobility of capital;
•	Demographic trends encouraging stronger growth in emerging markets;
•	Improvement in corporate governance and emphasis on profit growth;
•	The tendency of outsourcing from corporations in developed economies; and
•	Diversification and portfolio risk management benefits.

Investors looking for opportunities in other parts of the world can access ZATS emerging markets listings that are offered by our broker dealer members who specialize in these niche markets and have the right combination of regional experience and market intelligence. Emerging economies in regions of Asia, Latin America, and Eastern Europe have registered some of the highest rates of growth in the world and the inevitable rise in earning capacity is being accompanied by an absolute fall in risk levels providing investors with superior risk adjusted returns.

Private Partnership Offerings and Secondary LP Interests

Alternative funds looking to raise capital can use ZATS marketplace and syndicate their offering to ZATS accredited investor member base. ZATS funds market will include, hedge funds, real estate funds, venture capital and private equity funds. Private funds typically face some of the same challenges as issuers seeking capital. ZATS will create a “New Fund Offerings” page for private funds seeking capital targeting fund investors and marketing specialists who raise capital for private funds, including third party marketers, broker dealers, pension funds, FOF’s, endowments, and family offices.

One of the challenges that investors in private partnerships face is the inherent lack of liquidity of the structure. Whether it’s a private equity fund, real estate fund, or venture capital fund, secondary liquidity and valuing fractional interests is not commonly available. ZATS provides a secondary market for fractional fund interests providing limited partners and potential buyers of these interests the ability to transact at attractive prices in the secondary market through ZATS.

Structured Equity and Debt Products

The market for OTC traded and issued structured equity and debt products for both small domestic and foreign issuers is extremely fragmented and no centralized marketplace exists where buyers and sellers can trade these instruments.  Securities offered on ZATS include short term collateralized bridge loans, debt with attached warrants, equity backed loans with aged rule 144 stock, convertible debt, equity linked notes, and capital guaranteed structures. Using ZATS platform issuers can access our diverse investor base and put out their proposed debt or equity structure for competitive bidding and receive timely financing at more favorable terms that the current standard process.

COMPETITION

ZATS

ZATS has several competitors, including:

•	Restricted Stock Partners, which operates it own proprietary network of more than 400 institutional and accredited investors representing over $200 billion in assets available for investment;
•
UnifiedMarket, which operates as an electronic portal that facilitates Indications of Interest {IOI} postings by Issuer Members of Preliminary Term Sheets for private placements of securities.  UnifiedMarket does not broker—or even know about—trades. It is an information exchange open to the general public, but with a firewall that allows only qualified investors to search for deals in restricted securities; and

•
Nasdaq Portal and the Nasdaq Alliance, which is an electronic trading platform for rule 144a securities which partners with companies such as Goldman Sachs, Bear Stearns, JPM, Merrill Lynch, and others to facilitate rule 144a transactions. Rule 144a transactions can only be marketed to QIB’s (Institutional Qualified Buyers) who have commingled assets of $100mm.

ZCM

In  recent  years  there  has  been  substantial  convergence  among companies  in the  financial  services  and investment industries.  A large  number of  corporate entities, including, commercial banks, insurance companies and other broad-based financial  services  companies have established or acquired  broker-dealers  and asset  management  firms to  compliment  their  existing  lines of business.  ZCM competes for asset management, sales and trading, investment banking and capital markets business directly with large Wall Street securities firms, securities subsidiaries of major commercial bank holding companies, U.S. securities subsidiaries of large U.S. and foreign institutions, and major regional securities firms. In its asset management business, ZCM competes with the same firms and with, venture capital firms, commercial banks and smaller niche players.

ZAM

The competition within the hedge fund industry is very intense, and the success of any fund depends upon not only past returns but the amount of assets under management, in which the hedge fund bases its fees and performance incentives. The amount of money managed depends on the funds contacts within the 3rd party marketing community as they are professionals who raise the capital for the funds.

REGULATION OF THE FINANCIAL SERVICES INDUSTRY

Zealous Holdings’ and its subsidiaries are subject to regulation by several federal agencies, including the SEC and FINRA as well as state regulators. The SEC is the federal agency that is primarily responsible for the regulation of broker-dealers and investment advisers doing business in the United States. Much of the regulation of broker-dealers has been delegated to self-regulatory organizations (SROs), principally FINRA (and its subsidiaries FINRA Regulation, Inc. and the NASDAQ), and the national securities exchanges. These organizations (which are subject to oversight by the SEC) govern the industry, monitor daily activity, conduct periodic examinations of member broker-dealers, and regulate,  among other  things,  the scope of business, investment  activities,  capital levels,  reserves against deposits,  collateral requirements,   transactions   with   insiders  and  certain   affiliates,   the establishment of branches, mergers, acquisitions,  consolidations,  the issuance of equity and debt, and the payment of dividends.

Broker-dealers, alternative trading systems and investment advisers are subject to regulation covering virtually all aspects of their businesses. These regulatory authorities have adopted rules that govern the securities industry and, as a normal part of their procedures, conduct periodic examinations of Zealous Holdings’ securities brokerage and asset management operations.  Additional  legislation,  changes in rules   promulgated   by  the  SEC, FINRA,   foreign   regulatory   agencies,   or  any self-regulatory organization, or changes in the interpretation or enforcement of existing  laws  and  rules,  may  directly  affect  the  mode of  operation  and profitability of Zealous Holdings and its subsidiaries.  In the United States,  brokerage firms and certain investment   advisers  also  are  subject  to  regulation  by  state  securities commissions  in the  states in which they  conduct  business. These regulatory authorities, including state securities commissions, may conduct administrative proceedings which can result in censure, fine, suspension or expulsion of a broker-dealer or investment adviser, its officers or employees.

Regulation of Subsidiaries

Broker-Dealer Subsidiary

As a result of federal and state registration and SRO memberships, ZCM is subject to overlapping schemes of regulation which cover all aspects of its securities businesses. Such regulations cover matters including capital requirements, uses and safe-keeping of clients’ funds, conduct of directors, officers and employees, record-keeping and reporting requirements, supervisory and organizational procedures intended to assure compliance with securities laws and to prevent improper trading on material nonpublic information, employee-related matters, including qualification and licensing of supervisory and sales personnel, limitations on extensions of credit in securities transactions, clearance and settlement procedures, requirements for the registration, underwriting, sale and distribution of securities, and rules of the SROs designed to promote high standards of commercial honor and just and equitable principles of trade. A particular focus of the applicable regulations concerns the relationship between broker-dealers and their customers. As a result, many aspects of the broker-dealer customer relationship are subject to regulation including, in some instances, suitability determinations as to certain customer transactions, limitations on the amounts that may be charged to customers, timing of proprietary trading in relation to customers’ trades and disclosures to customers.

As a broker-dealer registered with the SEC and as a member firm of FINRA, ZCM is subject to the net capital requirements of the SEC and FINRA. These capital requirements specify minimum levels of capital, computed in accordance with regulatory requirements that the firm is required to maintain and also limits the amount of leverage that the firm is able to obtain in its respective business.

Net capital is essentially defined as net worth (assets minus liabilities, as determined under generally accepted accounting principles), plus qualifying subordinated borrowings, less the value of all of a broker-dealer’s assets that are not readily convertible into cash (such as furniture, prepaid expenses and unsecured receivables), and further reduced by certain percentages (commonly called haircuts) of the market value of a broker-dealer’s positions in securities and other financial instruments. The amount of net capital in excess of the regulatory minimum is referred to as excess net capital.

Compliance with regulatory net capital requirements could limit those operations that require the intensive use of capital, such as underwriting and trading activities, and also could restrict our ability to withdraw capital from our broker-dealer, which in turn could limit our ability to pay dividends, repay debt and redeem or repurchase shares of our outstanding capital stock.

A failure of a U.S. broker-dealer to maintain its minimum required net capital would require it to cease executing customer transactions until it came back into compliance, and could cause it to lose its FINRA membership, its registration with the SEC or require its liquidation. Further, the decline in a broker-dealer’s net capital below certain early warning levels, even though above minimum net capital requirements, could cause material adverse consequences to the broker-dealer and to us.

In the event of non-compliance by us with an applicable regulation, governmental regulators and one or more of the SROs may institute administrative or judicial proceedings that may result in censure, fine, civil penalties (including treble damages in the case of insider trading violations), the issuance of cease-and-desist orders, the deregistration or suspension of the non-compliant broker-dealer, the suspension or disqualification of officers or employees or other adverse consequences. The imposition of any such penalties or orders on us or our personnel could have a material adverse effect on our operating results and financial condition.

Zealous ATS, LLC – Alternative Trading System

The SEC regulations that govern ZATS business are very specific and ZATS’ business process and electronic platform conforms to those regulations. These include:

-	Restricted transaction settlement documents
-	ZATS password protected platform the prevents general solicitation
-	ZATS client base which is restricted to accredited investors
-	The negotiated nature of ZATS transaction process
-	ZATS is operated by Zealous Capital Markets, a broker dealer

ZATS is currently a private trading platform regulated in the context of FINRA jurisdiction of the broker/dealer, ZCM. In the future, ZATS broad market adoption of the ZATS trading platform may lead to ZATS being regulated as an alternative trading system in which case it would fall under Regulation Alternative Trading System (Regulation ATS).

Similarly, ZATS is regulated in the context of respective state jurisdictions of the broker/dealer, ZCM.  In the future, ZATS may be regulated as an alternative trading system under respective state laws as applicable.

Asset Management Subsidiary

ZAM is currently registered as an investment adviser with the State of California. The firm may register as an investment adviser with the SEC in the near future upon qualification for such registration.  As an investment adviser registered in the State of California, ZAM is currently subject to the rules and regulations of that state.  Additionally, if ZAM becomes registered with the SEC, it will be subject to the requirements of the Investment Advisers Act of 1940 and the SEC’s regulations thereunder. In general, the regulatory requirements relating to advisors are generally, among other things, limitations on the ability of investment advisers to charge performance-based or non-refundable fees to clients, record-keeping and reporting requirements, disclosure requirements, limitations on principal transactions between an adviser or its affiliates and advisory clients, as well as general anti-fraud prohibitions. The state securities law requirements applicable to registered investment advisers are in certain cases more comprehensive than those imposed under the federal securities laws.

In connection with ZAM’s activities, the private investment vehicles that ZAM managed, principally relied on exemptions from registration under the federal securities laws (e.g. Investment Company Act of 1940 and Investment Advisers Act of 1940), and under certain state securities laws and the laws of various foreign countries. Failure to comply with the initial and continuing requirements of any such exemptions could have a material adverse effect on the manner in which ZAM and these vehicles carried on their activities, including penalties similar to those listed above for broker-dealers, up until December 31, 2007

Patents and Trademarks

Zealous Holdings intends to make a practice of obtaining patents protection on its products and processes where possible as well as trademark protection.  A Provisional Patent for utility of ZATS was filed with the United States Patent and Trademark Office (USPTO) on September 24, 2007 and was assigned serial # 60/994,971. The deadline for Non-Provisional Patent application is September 24, 2008.  In addition, the deadline to file a foreign patent application is September 24, 2008.

In addition, a trademark for “ZATS” was filed with USPTO office on November 14, 2007.  The USPTO office assigned such trademark a serial # 77/329,501.  In order to obtain a foreign trademark, the application deadline is May 14, 2008.  A trademark for “Zealous ATS” was also filed with USPTO office on November 14, 2007. The USPTO office assigned such trademark a serial # 77/319,486.  In order to obtain a foreign trademark, the application deadline for “Zealous ATS is May 14, 2008.

EMPLOYEES

As of February 14, 2008, the Company including its subsidiaries (ZCM, ZATS, ZAM) had approximately 20 employees, engaged in the following activities: individual and institutional brokerage (including sales and trading, private client services, research and brokerage), investment banking, accounting, administration and operations, compliance and legal.

DESCRIPTION OF PROPERTIES

The principal office of Zealous Holdings is located at 1800 Century Park East, Suite 200, Los Angeles, CA 90067.  Zealous Holdings leases approximately 12,907 square feet of space, which expires on February 14, 2011.  Zealous Holdings subleases approximately 8,000 to 8,500 square feet to an unrelated entity.  The monthly rental and sublease portion on the lease is as follows:

Months of Lease Term	Aggregate Monthly Installment of Base Rent	Sublessee Portion
January 2008-December 2008	$34,232.60	$20,800
January 2009-December 2009	$35,259.58	$20,800
January 2010-February 2011	$36,317.27	$20,800

Zealous Holdings also maintains branch office in New York where ZCM provides brokerage services to clients and operates ZATS.  The New York office is located at 230 Park Avenue, 10th Floor, New York, NY 10169.  ZCM leases approximately 900 square feet and pays $13,081 per month (which is for monthly rent and additional executive services).  This lease expires on June 30, 2008.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. Except as described below, we are currently not aware of any such legal proceedings or claims that we believe will have, individually or in the aggregate, a material adverse affect on our business, financial condition or operating results.

Bodnar Capital Management, LLC v. Zealous Asset Management, LLC, Docket 308 CV 199

On or about February 11, 2008, Zealous Asset Management, LLC received a notice of lawsuit filed by Bodnar Capital Management, LLC.  The complaint was filed in United States District Court for the District of Connecticut.  As of February 13, 2008, Zealous Asset Management had not received service of the summons.  While Zealous Asset Management has not had sufficient time to review the allegations against it, it intends to vigorously defend the lawsuit.

RISKS RELATED TO BUSINESS

You should carefully consider the following risk factors and all other information contained herein as well as the information included in this Information Statement in evaluating our business and prospects. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties, other than those we describe below, that are not presently known to us or that we currently believe are immaterial, may also impair our business operations. If any of the following risks occur, our business and financial results could be harmed. You should refer to the other information contained in this Information Statement, including our consolidated financial statements and the related notes.

Risks Relating to Our Business:

We Have a History Of Losses Which May Continue, Which May Negatively Impact Our Ability to Achieve Our Business Objectives.

We incurred net losses of $2,741,035 and $2,575,409 for the years ended December 31, 2007 and 2006, respectively.  We cannot assure you that we can achieve or sustain profitability on a quarterly or annual basis in the future.  Our operations are subject to the risks and competition inherent in the establishment of a business enterprise. There can be no assurance that future operations will be profitable. Revenues and profits will depend upon various factors, including whether we will be able to increase revenue. As a result of continuing losses, we may exhaust all of our resources prior to completing the development of our products.  Additionally, as we continue to incur losses, our accumulated deficit will continue to increase, which might make it harder for us to obtain financing in the future. We  may not achieve our business objectives and the failure to achieve such goals would have an adverse impact on us, which could result in reducing or terminating our operations.

If We Are Unable to Obtain Additional Funding Our Business Operations Will be Harmed and If We Do Obtain Additional Financing Our Then Existing Shareholders May Suffer Substantial Dilution.

We will require additional funds to develop our ZATS trading platform.  We anticipate that we will require up to approximately $2 million to fund our anticipated operations for the next twelve months, depending on revenue from operations.  Additional capital will be required to effectively support the operations and to otherwise implement our overall business strategy.  Even if we do receive additional financing, it may not be sufficient to sustain or expand our research and development operations or continue our business operations.

There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. The inability to obtain additional capital will restrict our ability to grow and may reduce our ability to continue to conduct business operations. If we are unable to obtain additional financing, we will likely be required to curtail our research and development plans. Any additional equity financing may involve substantial dilution to our then existing shareholders.

Our Independent Registered Public Accounting Firm Has Expressed Substantial Doubt About Our Ability to Continue as a Going Concern, Which May Hinder Our Ability to Obtain Future Financing.

In their report dated February 18, 2008, our independent registered public accounting firm stated that our financial statements for the year ended December 31, 2007 were prepared assuming that we would continue as a going concern. Our ability to continue as a going concern is an issue raised due to our working capital deficiency of $4,106,159 as on December 31, 2007 and a net loss of $2,741,035 for the year ended December 31, 2007. We continue to experience net operating losses. Our ability to continue as a going concern is subject to our ability to generate a profit and/or obtain necessary funding from outside sources, including obtaining additional funding from the sale of our securities, generating sales or obtaining loans and grants from various financial institutions where possible. Our continued net operating losses increase the difficulty in meeting such goals and there can be no assurances that such methods will prove successful.

Many of Our Competitors are Larger and Have Greater Financial and Other Resources than We do and Those Advantages Could Make it Difficult for Us to Compete With Them

The general market for our products and services is extremely competitive and includes several companies which have achieved substantially greater market shares than we have, and have longer operating histories, have larger customer bases, have substantially greater financial, development and marketing resources than we do.  If overall demand for our products should decrease it could have a materially adverse affect on our operating results.

Insufficient Systems Capacity or Systems Failures could Harm our Business.

Our business depends on the performance and reliability of the computer and communications systems supporting it. Notwithstanding our current capacity, heavy use of our computer systems during peak trading times or at times of unusual market volatility could cause our systems to operate slowly or even to fail for periods of time. If our systems cannot be expanded successfully to handle increased demand, or otherwise fail to perform, we could experience disruptions in service, slower response times, and delays in introducing new products and services.

Our trading activities may be impacted by system failures of other trading systems, as a result of which we may be required to suspend trading activity in particular stocks or cancel previously executed trades under certain circumstances. These consequences could result in lower trading volumes, financial losses, decreased customer service and satisfaction, litigation, customer claims or regulatory sanctions.

Our systems and operations also are vulnerable to damage or interruption from human error, natural disasters, power loss, sabotage or terrorism, computer viruses, intentional acts of vandalism, and similar events. Any system failure that causes an interruption in service or decreases the responsiveness of our service could impair our reputation, damage our brand name and negatively impact our revenues. We also rely on a number of third parties for systems support. Any interruption in these third-party services or deterioration in the performance of these services could also be disruptive to our business and have a material adverse effect on our business, financial condition and operating results. We cannot predict the likelihood that services provided by third parties may be interrupted.

Our Inability to Protect our Intellectual Property Rights could Adversely Affect our Business.

To protect our intellectual property rights, we rely on a combination of trademark laws, copyright laws, patent laws, trade secret protection, confidentiality agreements and other contractual arrangements with our affiliates, customers, strategic investors and others. The protective steps we have taken may be inadequate to deter misappropriation of our proprietary information. We may be unable to detect the unauthorized use of, or take appropriate steps to enforce, our intellectual property rights. Failure to protect our intellectual property adequately could harm our brand and affect our ability to compete effectively. Further, defending our intellectual property rights could result in the expenditure of significant financial and managerial resources, which could adversely affect our business, financial condition and operating results.

In the future we may be subject to intellectual property rights claims, which may be costly to defend, could require us to pay damages and could limit our ability to use certain technologies. We currently do not own any patents although we have applied with the United States Patent and Trademark Office for patents. As a result, we could in the future face allegations that we have infringed or otherwise violated the intellectual property rights of third parties. Any intellectual property claims, with or without merit, could be time-consuming, expensive to litigate or settle and could divert management resources and attention. Successful challenges against us could require us to modify or change or discontinue use of the portions of our technology that are found to be infringing or violating the rights of others or to obtain licenses from third parties.

Our Exposure to Legal Risks and Claims may have an Adverse Effect on our Business and Results of Operations.

We face legal risks in our businesses. These risks include potential liability under securities or other laws for unauthorized or erroneous trade execution, breach of contract, unlicensed trading or materially false or misleading statements made in connection with securities and other transactions. Many of these risks may be difficult to assess or quantify and their existence and magnitude often remain unknown for substantial periods of time. We could incur significant legal expenses in defending against litigation.

Failures in our Compliance Systems could Subject us to Significant Legal and Regulatory Costs.

Our ability to comply with all applicable laws and rules is largely dependent on our establishment and maintenance of compliance, audit and reporting systems and procedures, as well as our ability to attract and retain qualified compliance, audit and risk management personnel. These systems and procedures may not be fully effective. We face the risk of intervention by regulatory authorities, including extensive examination and surveillance activity. In the case of actual or alleged non-compliance with regulations, we could be subject to investigations and judicial or administrative proceedings that may result in substantial penalties or civil lawsuits, including by customers, for damages, which can be substantial. Any failure to comply with applicable laws and rules could adversely affect our business, reputation, financial condition and operating results and, in extreme cases, our ability to conduct our business or portions thereof.

If our Risk Management Methods are not Effective, our Business, Reputation and Financial Results may be Adversely Affected.

We have adopted policies and procedures to identify, monitor and manage our risks. These policies and procedures, however, may not be fully effective. Some of our risk management methods depend upon evaluation of information regarding markets, customers or other matters that are publicly available or otherwise accessible by us. That information may not in all cases be accurate, complete, up-to-date or properly evaluated. If our policies and procedures are not fully effective or we are not always successful in monitoring or evaluating the risks to which we are or may be exposed, our business, reputation, financial condition and operating results could be materially adversely affected.

If We Are Unable to Retain the Services of Mr. Ault, or If We Are Unable to Successfully Recruit Qualified Managerial and Sales Personnel Having Experience in Business, We May Not Be Able to Continue Our Operations.

Our success depends to a significant extent upon the continued service of Mr. Milton C. Ault, our Chief Executive Officer and a Director. We do not have an employment agreement with Mr. Ault. Loss of the services of Mr. Ault could have a material adverse effect on our growth, revenues, and prospective business. We do maintain key-man insurance on the life of Mr. Ault. In addition, in order to successfully implement and manage our business plan, we will be dependent upon, among other things, successfully recruiting qualified managerial and sales personnel having experience in business. Competition for qualified individuals is intense. There can be no assurance that we will be able to find, attract and retain existing employees or that we will be able to find, attract and retain qualified personnel on acceptable terms.

Potential Product Liability Claims Could Affect Our Earnings and Financial Condition.

We face a potential risk of liability claims based on our products and services.  We currently do not have any product liability coverage.  We cannot assure, however, that we will be able to obtain or maintain this insurance at reasonable cost and on reasonable terms.  We also cannot assure that this insurance, if obtained, will be adequate to protect us against a product liability claim, should one arise.  In the event that a product liability claim is successfully brought against us, it could result in a significant decrease in our liquidity or assets, which could result in the reduction or termination of our business.

Risks Relating to Our Common Stock:

If We Fail to Remain Current in Our Reporting Requirements, We Could be Removed From the OTC Bulletin Board Which Would Limit the Ability of Broker-Dealers to Sell Our Securities and the Ability of Stockholders to Sell Their Securities in the Secondary Market.

Companies trading on the OTC Bulletin Board, such as us, must be reporting issuers under Section 12 of the Securities Exchange Act of 1934, as amended, and must be current in their reports under Section 13, in order to maintain price quotation privileges on the OTC Bulletin Board. Additionally, in the event that a company fails to timely file three of their quarterly and annual reports under Section 13 within a two year period, the company will be ineligible to have their securities quoted on the OTC Bulletin Board for a one year period.  We have filed two reports within the last two years that were not timely.  If we fail to remain current on our reporting requirements for the next two years, we will be removed from the OTC Bulletin Board. As a result, the market liquidity for our securities could be severely adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.

Our Common Stock is Subject to the "Penny Stock" Rules of the SEC and the Trading Market in Our Securities is Limited, Which Makes Transactions in Our Stock Cumbersome and May Reduce the Value of an Investment in Our Stock.

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

•	that a broker or dealer approve a person's account for transactions in penny stocks; and
•	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

•	obtain financial information and investment experience objectives of the person; and
•
make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form:

•	sets forth the basis on which the broker or dealer made the suitability determination; and
•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND PLAN OF OPERATIONS

The following discussion and analysis of Zealous Holdings’ financial condition and results of operations are based on Zealous Holdings’ financial statements, which Zealous Holdings has prepared in accordance with U.S. generally accepted accounting principles.  You should read the discussion and analysis together with such financial statements and the related notes thereto appearing at the end of this Memorandum.

Some of the information in this Memorandum contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as “may,” “will,” “expect,” “anticipate,” “believe,” “estimate” and “continue,” or similar words. You should read statements that contain these words carefully because they:

•	discuss our future expectations;
•	contain projections of our future results of operations or of our financial condition; and
•	state other “forward-looking” information.

We believe it is important to communicate our expectations. However, there may be events in the future that we are not able to accurately predict or over which we have no control. Our actual results and the timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under “Risk Factors,” “Business” and elsewhere in this Information Statement.

Overview

Zealous Holdings was formed as a Delaware corporation in June of 2005.  Zealous Holdings carries out its business through its operating subsidiaries, ZAM and ZCM.  ZCM wholly-owns and operates ZATS, which is the principal focus of the Company going forward. ZATS plans to be a marketplace to offer an integrated electronic platform for the trading of alternative assets globally. The ZATS marketplace is a global community of trading counterparties in our targeted products and services providing an infrastructure in which to optimize and support investment and trading strategies for participants.

ZATS has been tested and used successfully for over 18 months with a major NYSE financial institution, trading a single stock under Rule 144a. Now, ZATS has been rolled out to a limited number of users, providing them the ability to trade restricted stock and illiquid securities of over 1,100 public and private company securities on a negotiated basis.  The next generation of ZATS, now under development, will offer an integrated electronic platform for the trading of alternative assets globally. The ZATS marketplace will be a global community of trading counterparties. The intention is to provide an infrastructure on which to optimize the investment and trading strategies for participants.

Results of operations for the year ended December 31, 2007 compared to year ended December 31, 2006

We generated $939,806 in operating revenues for year ended December 31, 2007 compared to $685,032 for the year ended December 31, 2006. This increase of $254,774 is mainly attributed to higher placement fees and commissions generated by the company during the year ended December 31, 2007. During the years ended December 31, 2007 and December 31, 2006 we incurred operating expenses of $3,334,839 and $2,849,594, an increase of $485,245 due to increased business operations.  During the year ended December 31, 2007, we incurred interest expense of $375,850 compared to $202,374 during the year ended December 31, 2006 an increase of $173,476 associated with higher borrowings during the year ended December 31, 2007 compared to December 31, 2006. Net loss figures for the years ended December 31, 2007 and December 31, 2006 were $ 2,741,035 and $2,575,409 respectively.

Liquidity and Capital Resources

As of December 31, 2007, Zealous Holdings had a working capital deficit of $4,106,159, resulting primarily from the amount of notes payable raised for $3,872,703 issued during the year ended December 31, 2007. For the year ended December 31, 2007, Zealous Holdings had no cash flow from operating activities. Cash used in investing activities totaled $433,887, which was primarily utilized for investments in funds managed by the company. Cash provided by financing activities totaled $2,717,427 primarily from notes issued during the year ended December 31, 2007 for $3,872,703 and decrease in receivables of $895,406.

During the year ended December 31, 2007, Zealous Holdings issued notes payable to related parties in the amount of $3,872,703. On November 7, 2007, the Company entered into a revolving credit-line with Zealous Trading Group (Public Shell) for a maximum loan amount of $5,000,000.  At December 31, 2007, the aggregate amounts borrowed were $3,765,659, which has been included in the amount of notes payable as on December 31, 2007.  The interest rate on the borrowings is prime plus 1%, adjusted on the first day of each quarter.  Interest will be calculated on  a 365-day year end, actual days elapsed.  The Company will pay all accrued interest and principal balance on maturity date of December 31, 2008. Included in notes payable issued during the year ended December 31, 2007 are notes payables by the Company to stockholders in the amount of $57,747 that are unsecured, interest bearing, demand notes having interest rates ranging from 7% to 15%. The Company has notes payable to other related parties consisting of two revolving line of credits for $500,000, each from Citibank and First Tennessee.  The line of credit from Citibank was established by individuals affiliated to a stockholder and assigned to the Company on July 24, 2006.  Interest rate on the line of credit to Citibank is 6.75%.  The line of credit from First Tennessee was established by individuals affiliated to a stockholder and assigned to the company on July 7, 2007.  Interest rate on the line of credit to First Tennessee is 7.25%.  During the year ended December 31, 2007 the Company also repaid notes payable to related parties in the amount of $91,247 that are interest bearing, demand notes having interest rates ranging from 7% to 24%. A note payable to one related party grants them a senior security interest in all of the assets, proceeds of those assets and equity of the Company.  This note is amongst those that are currently in default as noted above.

Zealous Holdings expects significant capital expenditures during the next 12 months, contingent upon raising capital.  These anticipated expenditures are for further development of our automated trading platform and growth in staffing. Zealous Holdings has sufficient funds to conduct its operations for a few months, but not for 12 months or more.  There can be no assurance that financing will be available in amounts or on terms acceptable to Zealous Holdings, if at all.

By adjusting its operations and development to the level of capitalization, Zealous Holdings believes it has sufficient capital resources to meet projected cash flow deficits.  However, if during that period or thereafter, Zealous Holdings is not successful in generating sufficient liquidity from operations or in raising sufficient capital resources, on terms acceptable to it, this could have a material adverse effect on its business, results of operations liquidity and financial condition.

Zealous Holdings presently does not have any available credit, bank financing or other external sources of liquidity. Due to its brief history and historical operating losses, Zealous Holdings’ operations have not been a source of liquidity. Zealous Holdings will need to obtain additional capital in order to expand operations and become profitable. In order to obtain capital, the Company may need to sell additional shares of its common stock or borrow funds from private lenders. There can be no assurance that the Company will be successful in obtaining additional funding.

Zealous Holdings will still need additional investments in order to continue operations. Additional investments are being sought, but Zealous Holdings cannot guarantee that it will be able to obtain such investments.  Financing transactions may include the issuance of equity or debt securities, obtaining credit facilities, or other financing mechanisms. However, the trading price of the Company’s common stock and a downturn in the U.S. stock and debt markets could make it more difficult to obtain financing through the issuance of equity or debt securities. Even if Zealous Holdings is able to raise the funds required, it is possible that it could incur unexpected costs and expenses, fail to collect significant amounts owed to it, or experience unexpected cash requirements that would force it to seek alternative financing. Further, if the Company issues additional equity or debt securities, stockholders may experience additional dilution or the new equity securities may have rights, preferences or privileges senior to those of existing holders of the Company’s common stock. If additional financing is not available or is not available on acceptable terms, the Company will have to curtail its operations.

Critical Accounting Policies

The application of our accounting policies, which are important to our financial position and results of operations, requires significant judgments and estimates on the part of management. These estimates bear the risk of change due to the inherent uncertainty attached to the estimate and are likely to differ to some extent from actual results. Critical accounting policies requiring use of estimates are revenue recognition, share based payments and accounting for computer software.

Revenue Recognition

Revenue is recognized when services are provided. In our brokerage operations revenue is recognized upon execution of a trade that a commission is earned or when a contractual obligation is met such as placement fees. Our asset management records revenues quarterly when earned pursuant to the individual management contract.

Stock based Compensation

In December 2004, the Financial Accounting Standards Board issued FAS 123R “Share-Based Payment”, a revision to FAS 123.  FAS 123R replaces existing requirements under FAS 123 and APB 25, and requires public companies to recognize the cost of employee services received in exchange for equity instruments, based on the grant-date fair value of those instruments, with limited exceptions.  FAS 123R also affects the pattern in which compensation cost is recognized, the accounting for employee share purchase plans, and the accounting for income tax effects of share-based payment transactions.  For small business filers, FAS 123R will be effective for interim or annual periods beginning after December 15, 2005.  Early adoption is permitted in periods in which financial statements have not yet been issued.

Computer Software

The Company follows Financial Accounting Standard Statement No. 86, “ Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed”. This Statement specifies that costs incurred internally in creating a computer software product shall be charged to expense when incurred as research and development until technological feasibility has been established for the product. Technological feasibility is established upon completion of a detail program design or, in its absence, completion of a working model. Thereafter, all software production costs shall be capitalized and subsequently reported at the lower of unamortized cost or net realizable value. Capitalized costs are amortized based on current and future revenue for each product with an annual minimum equal to the straight-line amortization over the remaining estimated economic life of the product. The Company has contracted externally to produce a completed platform which will be marketed to customers.

Recent Accounting Pronouncements

Statement No. 160 Non controlling Interests in Consolidated Financial Statements—an amendment of ARB No. 51

This statement requires that the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent’s equity. This Statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The Company will adopt this statement on January 1, 2009.

Statement No. 141 (revised 2007) Business Combinations

This Statement applies to all transactions or other events in which an entity (the acquirer) obtains control of one or more businesses (the acquirer), including those sometimes referred to as “true mergers” or “mergers of equals” and combinations achieved without the transfer of consideration, for example, by contract alone or through the lapse of minority veto rights. This Statement applies to all business entities, including mutual entities that previously used the pooling-of-interests method of accounting for some business combinations. This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company will adopt this statement on January 1, 2009.

Statement No. 159 Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115

This Statement applies to all entities, including not-for-profit organizations. Most of the provisions of this Statement apply only to entities that elect the fair value option. However, the amendment to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, applies to all entities with available-for-sale and trading securities. Some requirements apply differently to entities that do not report net income. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements.

Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109

This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. This Interpretation is effective for fiscal years beginning after December 15, 2006.

MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

Below are the names and certain information regarding the Company’s executive officers and directors following the Merger:

Names:	Ages	Titles:	Board of Directors
Milton C. Ault, III	38	President and Chief Executive Officer; President and Chief Executive Officer – Zealous Capital Markets, LLC	Director
Sothi Thillairajah	39	Chief Operating Officer and Chief Financial Officer; Chief Operating Officer and Chief Financial Officer – Zealous Capital Markets, LLC	Director
Kent G. Wyatt, Sr.	68		Director
Scott I. Livingston	47	Chief Compliance Officer – Zealous Capital Markets, LLC	Director
Melanie Glazer	67	Director	Director
Arnold E. Spangler	59	Director	Director
Karen Minnetian	32	General Counsel and Secretary
Mike Van Patten	47	Director of Business Development

Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Currently there are six seats on our Board of Directors.

Currently, our directors are not compensated for their services, although their expenses in attending meetings are reimbursed. Officers are elected by the Board of Directors and serve until their successors are appointed by the Board of Directors. Biographical resumes of each officer and director are set forth below.

Milton C. Ault has been the President and Chief Executive Officer of Pubco since August 2007 and a member of Pubco’s Board of Directors since October 2007.  Between June and July 2007, Mr. Ault had been President of Pubco. Between July 2007 and August 2007, Mr. Ault was the Executive Vice President of Pubco. Mr. Ault is the Chairman, CEO and President of Zealous Holdings. Mr. Ault is the manager and Chief Investment Officer of Zealous Asset Management, LLC, a wholly owned subsidiary of Zealous Holdings. Mr. Ault was a registered representative at Strome Securities, LP from July 1998 until December 2005. He was elected to the board of directors of Patient Safety Technologies (formally Franklin Capital Corp.) in July, 2004 and became its Chairman and Chief Executive Officer in October, 2004 where here served until January of 2006 and again from July 2006 to January of 2007. Mr. Ault has been a member of the board of directors of IPEX, Inc, since May 2005 and served as interim Chief Executive Officer of IPEX, Inc, between May and July 2005. Mr. Ault was Chief Executive Officer of Digicorp, Inc., a publicly traded corporation, from April 26, 2005 until September 30, 2005 and he served as Chairman of Digicorp from July 16, 2005 until September 30, 2005. In November of 2005 Mr. Ault became Chief Executive Officer  and President in November 2006 of Zealous Capital Markets, LLC (formally, Ault Glazer Bodnar Securities), a subsidiary of Zealous Holdings formed in June 2005. Mr. Ault has also held positions as a director and interim Chief Executive Officer at certain portfolio companies held by Zealous Holdings or its subsidiaries from time to time. Mr. Ault currently holds the series 7, 24, and 63 licenses and is also a registered principal of Zealous Capital Markets.

Sothi Thillairajah has been the Chief Financial Officer of Zealous Trading Group, Inc. since December 2007. Since September 2007, Mr. Thillairajah has served as the Chief Financial Officer and Chief Operating Officer of Zealous Holdings, Inc.  From July 2007 through September 2007, Mr. Thillairajah served as a consultant for Zealous Holdings, Inc. From December 2006 to July 2007, Mr. Thillairajah served as Chief Financial Officer of Tatonka Oil and Gas, Inc., a publicly traded oil and gas company based in Denver, CO. Between February and December 2006, Mr. Thillairajah served as the Chief Executive Officer and as a Director for IPEX, Inc., a publicly traded VOIP telecom company based in La Jolla, California. Between July 2005 and February 2006, Mr. Thillairajah served as IPEX’s Chief Operating Officer. From January 5, 2005 to July 5, 2005, Mr. Thillairajah was a Director in the derivatives group of Societe Generale, focusing on hedge funds. From April 2002 to November 2004, Mr. Thillairajah was head of linear options sales for Commerz Bank.  From December 2000 to June 2001, Mr. Thillairajah was Vice President of international equity sales for BNP Paribas. From July 1997 to March 2000, Mr. Thillairajah was a principal of Bankers Trust in the international equity sales division. Mr. Thillairajah earned an MBA from the University of Chicago and he graduated cum laude with a BA in Economics from the University of Rochester.

Kent G. Wyatt, Sr.  has been the Executive Vice President of Pubco since August 2007.  Between September 1992 and August 2007, Mr. Wyatt was the President and CEO of Pubco.  Since September 1992, Mr. Wyatt has been a member of Pubco’s Board of Directors. Mr. Wyatt attended the University of Colorado where he majored in business administration. He has been a California real estate broker and investor for over 25 years. During this period, he acted as a business consultant to hundreds of small businesses and authored numerous books dealing with sales and marketing including books on how to start and manage your own business.

Scott I. Livingston has been a director of Zealous Holdings since March 1, 2006.  Mr. Livingston is the Chief Compliance Officer of Zealous Capital Markets, a position he has held since October 2005.  Between October 2005 and October 2007, Mr. Livingston was the Chief Operating Officer of Zealous Capital Markets . Mr. Livingston had his own consulting business from July 2004 through July 2005. From January 2004 through July 2004, Mr. Livingston served as Investor Resources Group’s (“IRG”) Chief Compliance Officer. Between December 2001 and July 2003, Mr. Livingston served as Senior Vice President, Brokerage Operations of MCF Corp.   Between December 2001and July 2003, Mr. Livingston served as Chief Compliance Officer of Merriman Curhan Ford & Co. Inc. Prior to joining MCF, Mr. Livingston was Senior Vice President/Principal at Round Hill Securities, Inc. from May 1999 through June 2001.  Mr. Livingston received his Bachelor of Science in Mathematics at Polytechnic Institute of New York in June 1983.  Mr. Livingston holds the series 4, 7, 24, 55, and 63 FINRA licenses and is a registered principal of Zealous Capital Markets.

Melanie Glazer has been a director of Zealous Holdings since June 2005.  Mrs. Glazer began her career in banking in 1976 as Officer of United American Bank, in Nashville, TN, responsible for business development, government relations and public relations.  From 1978 to 1985 she was Vice President of Investors Savings & Loan Association in Nashville, Tennessee, where she managed a branch office and was responsible for business development, advertising for all offices, public relations, and was in charge of the savings incentive program.   Mrs. Glazer joined Dobson & Johnson, Inc. in 1986, where she was a real estate broker.  In 1989, Mrs. Glazer established Morris Glazer Realty, which she ran successfully until 2003.  Mrs. Glazer co-founded Zealous Asset Management, LLC in 1998 and served as a financial and banking analyst until December 2007.  She served as a director and Chairman of Digicorp, Inc. from December 2004 through July 2005. Mrs. Glazer received her B.A. in History in 1964 from George Peabody College, part of Vanderbilt University.

Arnold Spangler, age 59, has been a director of Zealous Holdings since June 2006.  From 1993 through December 2005, Mr. Spangler was Managing Director of Mancuso & Co., a private merchant banking and equity firm which arranges and participates in leveraged buyout acquisitions. Previously, Mr. Spangler was a partner at Lazard Freres & Co. and head of global M&A for PaineWebber.  He has served on the boards of numerous companies including Life Fitness Co., Sports Holding Corp., Wayne-Tex Inc., Hedwin Corp., and publicly traded, healthcare distribution company, Syncor International Corp., which was ultimately merged into Cardinal Health.  He has served as a director of Patient Safety Technologies since January 2006 and as its Chairman since January 2007.  Mr. Spangler is currently on advisory boards of NYPPE Holdings, LLC and Total Equips, Inc., both private companies. He received his MBA from Harvard Business School and BS in Economics from Iowa State University.

Garine Karen Minnetian has been the General Counsel and Secretary of Zealous Holdings, Inc. since November 2006 to May 2007 and August 2007 to the present.  From July 2005 to February 2006, Mrs. Minnetian was In-House Counsel for Zealous Holdings, Inc. From March  2006 through November 16, 2006, Mrs. Minnetian was Assistant Secretary.  Since October 2007, Mrs. Minnetian has been the Secretary for Zealous Trading Group, Inc. From December 2003 through July 2005, Mrs. Minnetian was an associate at Hayford and Felchlin, LLP, a worker’s compensation defense firm in Los Angeles, CA. From June 2003 to October 2003, Mrs. Minnetian was an associate at Doumanian and Associates, an insurance defense firm in Pasadena, CA. Mrs. Minnetian earned an Bachelors in Accounting from University of Southern California in May 1999 and a Juris Doctorate from Southwestern University School of Law in May 2002.

Michael J. Van Patten was Co-Founder of ZATS and has been the senior managing director of business development since October 2004. In 1991, he co-founded Concord Investment Counsel, a West Coast asset management firm. Mr. Van Patten later joined Bear Stearns & Co, Inc. in New York in 1994. In 1998, Mr. Van Patten was a co-founder and Managing Director for NYPPE.  Mr. Van Patten possesses the following FINRA securities licenses, series 7, 24, 55, 63.

Board Committees

The Company currently has established compensation and audit committees, although no formal charters have been adopted.

Code of Ethics

The Company has adopted a comprehensive written code of ethics. It is the policy of Zealous Holdings and its operating subsidiaries that their operations are to be conducted in compliance with the law and with the highest ethical standards. This policy applies to all employees and others working on behalf of Zealous Holdings and its subsidiaries wherever located.

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation paid to Zealous Holdings’ Chief Executive Officer and the other executive officers who earned more than $100,000 per year at the end of the last completed fiscal year. We refer to all of these officers collectively as our “named executive officers.”

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Milton C. Ault, CEO and President	2007	$200,000	N/A	N/A-	N/A	N/A--	N/A	$	N/A	$200,000
Scott Livingston, CCO of ZCM	2007	$110,000	N/A	50,000	N/A	N/A	N/A		N/A	$110,000

Outstanding Equity Awards at Fiscal Year-End Table.

None.

Employment Agreements with Executive Officers

Sothi Thillairajah

Zealous Holdings entered into an employment agreement with Mr. Thillairajah to serve as Chief Financial Officer and Chief Operating Officer. Pursuant to the agreement, Mr. Thillairajah will receive annual compensation of $180,000. Mr. Thillairajah also received 175,000 shares of common stock upon execution of the employment agreement and options to purchase 275,000 shares of common stock, exercisable at $1.00 per share, with such options vesting over time and upon completion of various milestones. In addition, Mr. Thillairajah is entitled to participate in any and all benefit plans, from time to time, in effect for Zealous Holdings’ employees, along with vacation, sick and holiday pay in accordance with policies established and in effect from time to time.  In the event that Zealous Holdings terminates the employment agreement without Cause (as defined therein), Mr. Thillairajah will be entitled to a severance payment of six months salary.

Karen Minnetian

Zealous Holdings entered into an employment agreement with Mrs. Minnetian to serve as General Counsel. Pursuant to the agreement, Mrs. Minnetian will receive annual compensation of $100,000. Mrs. Minnetian also received 25,000 shares of common stock upon execution of the employment agreement and options to purchase 100,000 shares of common stock, exercisable at $1.00 per share, with such options vesting over time. In addition, Mrs. Minnetian is entitled to participate in any and all benefit plans, from time to time, in effect for Zealous Holdings’ employees, along with vacation, sick and holiday pay in accordance with policies established and in effect from time to time.  In the event that Zealous Holdings terminates the employment agreement without Cause (as defined therein), Mrs. Minnetian will be entitled to a severance payment of two months salary.

Director Compensation

Our directors are elected by the vote of a majority in interest of the holders of our voting stock and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

Directors do not receive compensation for their services.

Stock Option Plans

In May 1999, Pubco adopted a stock warrant plan expiring February 28, 2009, providing for two previous members of the board of directors to receive 325,000 stock warrants at an exercise price of $.25 per share. No warrants have been exercised to date.

On March 2, 2005, Pubco adopted a 2005 Non-Qualified Stock & Stock Option Plan for issuance of common stock and options to employees and consultants of the company, and registered 3,100,000 shares underlying the Stock Plan on a Form S-8 Registration Statement, 1,100,000 shares were issued out of this plan for consulting, legal and service agreements during the corporate year. There are 1,240,000 shares available for issuance under this plan.

Upon the filing of the Certificate of Merger with the Secretary of State, or such later time the Company and Zealous Holdings, Inc. shall agree and specify in the Certificate of Merger (“Effective Time”), Zealous Holdings’ stock options then outstanding, whether or not then exercisable, shall be assumed by the Pubco and converted into an option to purchase Pubco shares in accordance with the terms of the Merger Agreement. Zealous Holdings stock option so converted shall continue to have, and be subject to, the same terms and conditions as set forth in the applicable Zealous Holdings stock option and any agreements thereunder immediately prior to the Effective Time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 10% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

As of December 31, 2007, Zealous Holdings had notes payable to related parties in the amount of $7,142,782. On November 7, 2007, the Company entered into a revolving credit-line with Zealous Trading Group (Public Shell) for  a maximum loan amount of $5,000,000.  At December 31, 2007, the aggregate amounts borrowed were $3,765,659, which has been included in the amount of notes payable as on December 31, 2007.  The interest rate on the borrowings is prime plus 1%, adjusted on the first day of each quarter.  Interest will be calculated on a 365-day year end, actual days elapsed.  The Company will pay all accrued interest and principal balance on maturity date of December 31, 2008. Included in notes payable are notes payables by the Company to stockholders that are unsecured, interest bearing, demand notes having interest rates ranging from 7% to 15%. Included within this number is $600,800 of notes payable which are in default as of December 31, 2007. The Company has notes payable to other related parties consisting of two revolving line of credits for $500,000, each from Citibank and First Tennessee.  The line of credit from Citibank was established by individuals affiliated to a stockholder and assigned to the Company on July 24, 2006.  Interest rate on the line of credit  to Citibank is 6.75%.  The line of credit from First Tennessee was established by individuals affiliated to a stockholder and assigned to the company on July 7, 2007.  Interest rate on the line of credit to First Tennessee is 7.25% . The Company also had notes payable to related parties that are interest bearing, demand notes having interest rates ranging from 7% to 24%. Notes payable to related parties that are in default as of December 31, 2007 totaled $471,000. A note payable to one related party grants them a senior security interest in all of the assets, proceeds of those assets and equity of the Company.  This note is amongst those that are currently in default as noted above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock immediately after the consummation of the Merger:

•	by each person who is known by us to beneficially own more than 5% of our Common Stock;
•	by each of our officers and directors; and
•	by all of our officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Zealous Holdings, Inc., 1800 Century Park East, Suite 200, Los Angeles, California 90067.

NAME OF OWNER	TITLE OF CLASS	NUMBER OF SHARES OWNED (1)	PERCENTAGE OF COMMON STOCK (2)

Milton “Todd” Ault, III	Common Stock	180,963,821	24.62%

Kent G. Wyatt Sr.	Common Stock	23,158,000	3.105%

Arnold E. Spangler	Common Stock	3,695,755	*

Sothi Thillairajah	Common Stock	12,935,142	1.73%

Melanie Glazer	Common Stock	n/a	n/a

Mike Edwards	Common Stock	420,000	*

Karen Minnetian	Common Stock	5,543,632	*

Bodnar Capital Management, LLC	Common Stock	80,844,638	10.84%

The Glazer Family Partnership	Common Stock	126,464,150	16.95%

Lori Livingston and Scott Livingston JTWROS	Common Stock	36,957,549	4.95%

* Less than 1%.

(1) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of February 15, 2008 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Percentage based upon 745,950,498 shares of common stock outstanding assuming the consummation of the Merger.

DESCRIPTION OF SECURITIES

Common Stock

We are currently authorized to issue up to 50,000,000 shares of common stock, par value $0.001 per share. Prior to, and as a requirement to, the Merger, we will increase our authorized common stock to 100,000,000 shares of common stock.  Currently, there are 45,831,444 shares of Common Stock issued and outstanding. The outstanding shares of Common Stock are validly issued, fully paid and nonassessable.

Holders of the Company’s Common Stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of Common Stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of Common Stock voting for the election of directors can elect all of the directors. Holders of the Company’s Common Stock representing a majority of the voting power of the Company’s capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of the Company’s outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the Company’s certificate of incorporation.

Holders of the Company’s Common Stock are entitled to share in all dividends that our Board of Directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the Common Stock. The Company’s Common Stock has no pre-emptive, subscription or conversion rights and there are no redemption provisions applicable to the Company’s Common Stock.

Preferred Stock

The Company is authorized to issue 500,000 shares of preferred stock, par value $.01 per share, none of which are currently outstanding.  Prior to, and as a requirement to, the Merger, we will increase our authorized preferred stock to 10,000,000 shares of preferred stock and classify the preferred stock as “blank check.”  In connection with the merger, after increasing our preferred stock and designating such as “blank check” preferred, we intend to designate a class of preferred stock as Series A Convertible Preferred Stock (the “Convertible Preferred Stock”).  The Merger Agreement calls for each outstanding share of Zealous Holdings’ common stock and preferred stock to receive 0.081530 shares of the Convertible Preferred Stock which is convertible at the option of the holder into 906.6 shares of Pubco common stock. The Convertible Preferred Stock will grant the holders the right to vote each share of Convertible Preferred Stock on any matter taken before Pubco’s shareholders as a single class. The Convertible Preferred Stock will have voting rights which grant a holder of Convertible Preferred Stock the right to vote 10 times the number of shares of Common Stock that is convertible from the Convertible Preferred Stock.

Options

As of February 14, 2008, the Company has not issued any options.   As of February 14, 2008, pursuant to its Stock Incentive Plan, Zealous Holdings has issued the following stock options at an exercise price of $1.00 and a term of 10 years:

Number of Options	Vesting Schedule	Grant Date
467,500	2 years from Grant Date	2/11/08
427,500	Vested	2/11/08
75,000	2 years from Grant Date	12/1/07
25,000	2 years from Grant Date	12/12/07
50,000	Vesting on 11/21/08	2/11/08
40,000	Vested	1/22/08
100,000	Vested	12/1/07
100,000	Vested	12/12/07
40,000	4 year from Grant Date	2/11/08
275,000	*See Note Below	2/11/08

*50,000 vests on completion of Merger; 50,000 vests upon registration statement becoming effective; 50,000 vests upon one full year from September 3, 2007 of Company not receiving an “E”; and 125,000 upon Company being listed on a national stock exchange.

Warrants

During the quarter ended August 31, 2007, Pubco issued warrants for 6,953,125 of common stock with a five year life exercisable at $0.02 per share and warrants for 4,635,417 of common stock exercisable at $0.03 per share with a five year life, exercisable one year from the issuance.

During the quarter ended November 30, 2007, Pubco issued a total of 113,039,375 warrants exercisable at $0.02, $0.03 and $0.05 per share with terms of either three or five years. Additionally, Pubco issued 770,832 warrants exercisable at $0.03 per share with an effective date one year from the date of issue and a term of five years. The 770,832 warrants are not exercisable unless Pubco increases the authorized shares to 1.5 billion.

Pubco also issued 23,025,000 warrants for services relating to financing at an exercise price of $0.03 and a term of five years, during the quarter ended November 30, 2007.

On December 20, 2007, subsequent to a modification of the original loan agreement dated September 28, 2007, Pubco issued a warrant to purchase 5,200 shares of common stock with a term of 3 years and an exercise price of $0.03.

On June 4, 2007, Zealous Holdings has issued a warrant to purchase 20,000 shares of common stock at an exercise price of $1.25 and a term of 5 years.

Convertible Securities

During the quarter ended August 31, 2007, Pubco issued various convertible notes payable amounting to $562,500. These convertible notes mature at various times within one year from date of issuance, have an interest rate ranging from 5% to 15% and include an option to convert the notes to common stock at a conversion price of $0.02 per share.

During the quarter ended November 30, 2007, Pubco issued various convertible notes payable amounting to $4,560,000 with a maturity dates of one year of the date of issuance of the note. The notes included an option to convert the notes to common stock at a conversion price of 0.02 per share. The notes are not convertible unless Pubco increases the authorized shares to 1.5 billion.

Zealous Holdings has promissory notes outstanding that are convertible into common stock of Zealous Holdings.  The notes (including interest) are convertible at the lower rate of $1.00 or at the price of the common stock offered in a future private capital raise.

Transfer Agent

The transfer agent for our Common Stock is Transfer Online, Inc. The transfer agent’s address is 317 SW Alder Street, 2nd Floor, Portland, Oregon 97204, and its telephone number is (503) 227-2950.

ADDITIONAL INFORMATION

Our Annual Report on Form 10-KSB for the fiscal year ended February 28, 2007, as filed with the SEC, excluding exhibits, and Quarterly Report on Form 10-QSB for the quarter ended November 30, 2007 are being mailed to shareholders with this Information Statement.  We will furnish any exhibit to our Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB free of charge to any shareholder upon written request to Karen Minnetian, Zealous Trading Group, Inc., 1800 Century Park East, Suite 200, Los Angeles, California 90067.  The Annual Report and Quarterly Report are incorporated in this Information Statement. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.

By Order of the Board of Directors,

/s/ Kent G. Wyatt, Sr. Kent G. Wyatt, Sr. Chairman of the Board

Los Angeles, California
February 19, 2008

ZEALOUS HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2007 AND 2006

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders
Zealous Holdings, Inc.
  and Subsidiaries

We have audited the accompanying consolidated statements of financial condition of Zealous Holdings, Inc. and Subsidiaries (the “Company”) (formerly known as Ault Glazer Bodnar and Company, Inc.) as of December 31, 2007 and 2006, and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Zealous Holdings, Inc. and Subsidiaries as of December 31, 2007 and 2006, and the results of its operations, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company’s dependence on outside financing, lack of sufficient working capital, and recurring losses raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans are described in Note 1 to the financial statements.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty

/s/ Berkovits & Company, LLP

Fort Lauderdale, Florida
February 18, 2008

ZEALOUS HOLDINGS, INC. AND SUBSIDIARIES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page Number

Consolidated Statements of Financial Condition as of December 31, 2007 and 2006	F-1

Consolidated Statements of Operations for the Years Ended December 31, 2007 and 2006	F-2

Consolidated Statements of Changes in Stockholders’ Deficit for the Years Ended December 31, 2007 to December 31, 2006	F-3

Consolidated Statements of Cash Flows for the Years Ended December 31, 2007 and 2006	F-4

Notes to Consolidated Financial Statements	F-5 - F-16

Zealous Holdings, Inc. and Subsidiaries
Consolidated Statements of Financial Condition

	December 31, 2007	December 31, 2006
Assets

Cash and cash equivalents	$16,526	$3,414
Restricted cash	262,500	262,500
Receivables from clearing broker and managed funds	435,255	230,168
Financial instruments: Trading instruments, at fair value	466,153	227,677
Investments in related managed funds, at cost	693,011	603,628
Other investments, at cost	112,500	-
Loans and receivables	1,363,645	468,239
Property and equipment, net	450,370	551,246
Deposit with clearing broker	129,881	103,062
Prepaid expenses	74,102	21,780
Deposit on computer software and other assets	208,204	27,238
Total Assets	$4,212,147	$2,498,952

Liabilities and Stockholders’ Deficit

Accounts payable and accrued liabilities	$615,524	$591,497
Notes payable	7,142,782	3,270,079
Liability to issue stock	560,000	1,084,870
Total Liabilities	8,318,306	4,946,446

Stockholders’ Deficit:
Preferred stock, par value $.0001, 2,000,000 shares authorized, no shares issued or outstanding	-	-
Common stock A, par value $.0001, 5,000,000 shares authorized, issued and outstanding	500	500
Common stock B, par value $.0001, 3,000,000 shares authorized, 1,223,110 and 107,500 issued and outstanding in 2007 and 2006, respectively	123	11
Additional paid in capital	1,633,882	551,624
Accumulated deficit	(5,740,664)	(2,999,629)
Total Stockholders’ Deficit	(4,106,159)	(2,447,494)
Total Liabilities and Stockholders’ Deficit	$4,212,147	$2,498,952

The accompanying notes are an integral part of these financial statements.

Zealous Holdings, Inc. and Subsidiaries
Consolidated Statements of Operations
For the Years Ended
	December 31, 2007	December 31, 2006
REVENUES

Private placement fees	$200,600	$94,710
Commissions	671,892	412,921
Interest income	25,105	16,490
Management fees	42,209	160,911
Total Revenues	939,806	685,032

EXPENSES

General and administrative	1,086,283	985,725
Salaries and benefits	1,309,825	965,454
Professional fees	517,070	572,895
Rent	320,233	227,770
Depreciation and amortization	101,428	97,750
Total Expenses	3,334,839	2,849,594

OTHER EXPENSES (INCOME):

Interest expense, net	375,850	202,374
Realized losses, net	64,969	62,263
Unrealized (gains) losses, net	(57,428)	146,022
Other (income) expenses, net	(37,389)	188
Total Other Expense	346,002	410,847

Net Loss	$(2,741,035)	$(2,575,409)

The accompanying notes are an integral part of these financial statements.

Zealous Holdings, Inc. and Subsidiaries
Consolidated Statements of Stockholders’ Deficit
For the Years Ended December 31, 2007 and 2006

	COMMON STOCK A		COMMON STOCK B		PREFERRED STOCK
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	ADDITIONAL PAID IN CAPITAL	(ACCUMU-LATED) (DEFICIT)	TOTAL

Balance, January 1, 2006	5,000,000	$500	-	$-	-	$-	$444,135	$(424,220)	$20,415

Shares issued for cash at $1.00 per share	-	-	107,500	11	-	-	107,489	-	107,500

Net loss for the year	-	-	-	-	-	-	-	(2,575,409)	(2,575,409)
Balance, December 31, 2006	5,000,000	500	107,500	11	-	-	551,624	(2,999,629)	(2,447,494)

Shares issued for cash at $1.00 per share	-	-	265,000	27	-	-	264,973	-	265,000

Shares issued for securities	-		850,610	85	-	-	817,285	-	817,370

Net loss for the year	-	-	-	-	-	-	-	(2,741,035)	(2,741,035)
Balance, December 31, 2007	5,000,000	$500	1,223,110	$123	-	$-	$1,633,882	$(5,740,664)	$(4,106,159)

The accompanying notes are an integral part of these financial statements.

Zealous Holdings, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
For the Years Ended

	December 31, 2007	December 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,741,035)	$(2,575,409)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	101,428	97,750
Unrealized (gains) losses	(57,428)	146,022
Changes in assets and liabilities:
(Increase) decrease in receivables from clearing	(205,087)	389,572
broker and related managed funds
(Increase) decrease in prepaid expenses	(52,322)	75,152
Increase in deposit on computer software and other assets	(180,966)	-
Increase in deposit with clearing broker	(26,819)	(79,399)
Increase in accounts payables and accrued liabilities	24,027	259,584
Net Cash Used In Operating Activities	(3,138,202)	(1,686,728)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	-	(480,532)
Sale (purchase) of financial instruments, net	433,887	(599,727)
Net Cash Provided by (Used in) Investing Activities	433,887	(1,080,259)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	3,872,703	1,701,154
Issuance of stock	265,000	107,500
Liability to issue stock	(524,870)	1,084,870
Decrease in loans and receivables	(895,406)	(122,112)
Net Cash Provided by Financing activities	2,717,427	2,771,412

Net Change in Cash and Cash Equivalents	13,112	4,425
Cash and Cash equivalents, beginning of the year	3,414	(1,011)
Cash and Cash equivalents, end of the year	$16,526	$3,414
Supplemental disclosure of cash flow information:
Interest paid	$148,336	$73,225

Supplemental disclosure of non cash financing activities:
Common B shares issued for securities	$817,370	$-

The accompanying notes are an integral part of these financial statements.

Zealous Holdings, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
December 31, 2007 and 2006

1     Organization and Summary of Significant Accounting policies

(a)  Organization

Zealous Holdings, Inc. (“The Company” or “ZH”) was incorporated in Delaware during June 2005 as Ault Glazer Bodnar and Company, Inc. In May 2007 the Company changed its name to Zealous Holdings, Inc. During the month of June 2005 the Company acquired Zealous Asset Management, LLC, the asset manager (“ZAM”) and Zealous Capital Markets, LLC, the broker dealer (“ZCM”) through the issuance of stock.

The Company is a holding company whose subsidiaries are engaged in various financial services businesses including investment banking, trading services, and asset management services. Specifically, the Company raises capital for small and microcap public companies as well as select private issuers through its broker dealer. The Company is also developing a trading platform for investors and brokers to trade non registered and illiquid securities.

As reflected in the accompanying financial statements, the Company has negative cash flows from operations of $ 3,138,202 and $ 1,686,728 for the years ended December 31, 2007 and 2006, negative Equity of $4,106,159 and cumulative losses from operations of $5,740,664 at December 31, 2007.  This raises substantial doubt about its ability to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company’s management and shareholders are committed to provide the necessary funding to the Company through December 31, 2008.  Management anticipates that cash generated from operating activities, together with the additional funding commitments, will be sufficient to finance the Company’s planned operations over the next twelve months.

(b)  Principles of Consolidation

The accompanying consolidated financial statements of ZH include the accounts of ZAM and ZCM. All intercompany balances and transactions have been eliminated in consolidation.

(c)  Accounting Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities, and the reported amounts of revenue and expenses during the period. Actual results may differ from those estimates.

Zealous Holdings, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
December 31, 2007 and 2006

1             Organization and Summary of Significant Accounting policies (continued)

(d)  Securities Transactions and Revenue Recognition

Private placement fees arising from securities offering in which the Company acts as agent, along with fees earned from providing financial advisory services are recognized at the time the transaction is consummated.

Proprietary securities transactions, commission revenue and commission expense are recorded on a trade-date basis. Profits and losses arising from securities transactions entered into for the account and risk of the Company are recorded on a trade-date basis. Asset management fees are recorded quarterly when earned pursuant to the individual management contract.

(e)  Financial Instruments

Investments:

Trading instruments which primarily consist of publicly traded unrestricted securities are valued at the closing price on the financial reporting date. These instruments are recorded at fair value with unrealized gains and losses reflected in the current period’s earnings.  Fair values are generally based on prices from independent sources, such as listed market prices or price quotations.

Investments in related managed funds are considered available for sale and are recorded at cost.

Other investments primarily consist of non-tradable debt which is convertible into stock and is reported at cost.

Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life o the non-marketable securities may cause the gains or losses ultimately realized on these instruments to be different from the fair values currently assigned.

Other:

Other financial instruments consist of cash and cash equivalents, restricted cash, receivables from clearing broker, loans and receivables, deposits with clearing broker, accounts payable, accrued liabilities and notes payables. The carrying values of these instruments approximate their fair values due to their relatively short lives to maturity.  The fair value of loans receivables and notes payables also approximate fair market value, as these amounts are due at rates which are compatible to market interest rates.

Zealous Holdings, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
December 31, 2007 and 2006

1     Organization and Summary of Significant Accounting policies (continued)

(f)  Cash Equivalents

For purposes of the statement of cash flows cash equivalents usually consist of highly liquid investments which are readily convertible into cash with maturity of three months or less when purchased.  Short-term financial instruments are not included as cash equivalents.

(g)  Receivables and Allowance for Doubtful Accounts

Receivables include amounts due from broker-dealer transactions and from asset management services. The receivables from broker-dealer clients are principally for amounts due on cash and margin transactions while those from asset management clients are primarily for accrued asset management fees. These receivables are reported at their outstanding principal balance, adjusted for any allowance for doubtful accounts.

The Company also makes loans or pays advances to certain employees, primarily for recruiting and retention purposes.

The Company reviews all its receivables and records an allowance for its doubtful accounts once it determines that specific accounts are uncollectible.

(h)  Concentration of Credit Risk

The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.  The Company maintains cash balances at several financial institutions which at times exceed federally insured limits.

The Company is engaged in trading and in a broad range of securities brokerage and investment services to a diverse clientele.  The Company discloses to its clientele the use of a clearing broker.  The clearing broker carries the clientele’s money and securities balances as custodian.

(i)  Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization charges are computed using the straight line method over the useful life of the assets which range from 3 to 15 years. Leasehold improvements are amortized over the life of the related lease. Improvements to equipment that extends the useful life of the asset are capitalized and amortized over the remaining life of such asset. Maintenance and repairs that do not extend the life of the asset are charged to expense in the period incurred.

Zealous Holdings, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
December 31, 2007 and 2006

1     Organization and Summary of Significant Accounting policies (continued)

(j)  Income Taxes

Income taxes are accounted for under the asset and liability method of Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes”.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under SFAS 109, the effect on deferred tax assets and liabilities or a change in tax rate is recognized in income in the period that includes the enactment date.  Deferred tax assets are reduced to estimated amounts to be realized by the use of a valuation allowance. A valuation allowance is applied when in managements view it is more likely than not (50%) that such deferred tax will not be utilized.

(k)  Computer Software

The Company follows Financial Accounting Standard Statement No. 86, “Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed”. This Statement specifies that costs incurred internally in creating a computer software product shall be charged to expense when incurred as research and development until technological feasibility has been established for the product. Technological feasibility is established upon completion of a detail program design or, in its absence, completion of a working model. Thereafter, all software production costs shall be capitalized and subsequently reported at the lower of unamortized cost or net realizable value. Capitalized costs will be amortized based on current and future revenue for each product with an annual minimum equal to the straight-line amortization over the remaining estimated economic life of the product once the product is in use. The Company has contracted externally to produce a completed platform which will also be offered to customers.

(l)  Stock-Based Compensation

The Company follows Statement of Financial Accounting Standards No. 123R, “Accounting for Stock Based Compensation” (“SFAS No. 132R), for recognizing equity issuances.  As the Company does not have sufficient, reliable and readily determinable values relating to its common stock, the Company is following the standard and applying the intrinsic value method, when applicable.

2             Cash and Cash Equivalents and Restricted Cash

Cash consists primarily of demand deposits at federally insured institutions. Restricted cash consists of a certificate of deposit which is pledged against an office lease commitment.

Zealous Holdings, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
December 31, 2007 and 2006

3              Financial Instruments

Trading Instruments:

Trading instruments are comprised of the following:

	December, 31	December 31,
	2007	2006
Equity Securities:

Securities of affiliated public
Companies	$45,391	$219,588

Corporate securities of non
affiliated public companies	420,762	8,089
Total	$466,153	$227,677

There are no securities which have been sold but not yet purchased as of December 31, 2007 and 2006. Net unrealized gains (losses) related to open trading positions at December 31, 2007 and December 31, 2006 were $57,428 and ($146,022), respectively.

On September 1, 2006, the company entered into a Clearing Agreement with Wedbush Morgan Securities, Inc. on a fully disclosed basis to provide custodial and clearing services for the Company. These custodial and clearing services include custody of customer securities and funds, providing written statements, confirmation of trades, account and security transfers, monitoring of compliance with Federal Reserve regulations, clearance and settlements of transactions hypothecation and lending of securities as well as standard clearing firm and custodial services. The Clearing Agreement can be cancelled at any time for cause or upon 30 days written notice. The Company is required to maintain a minimum deposit of $100,000 with its clearing broker, which is included in deposit with clearing broker in the accompanying statement of financial condition.

Investments in managed related funds:

The investments in managed related funds are comprised mainly of cash contributions made at different times to certain funds managed by ZMA. The contributions have been recorded at cost basis since certain shareholders of the Company also have a significant interest in the funds.  The total amount of funds contributed to the acquisition funds as of December 31, 2007 and 2006 are $126,527 and $603,628, respectively. On December 31, 2007, the Company entered into three Interest Purchase Agreements (“IPA”) with a publicly traded company in the Pink Sheets Market which is headed by the Company’s Chairman and chief Executive Officer. Under the IPA, the Company agreed to sell its rights, title and interests held in the funds amounting to $566,484 for the primary consideration of 28,324,200 shares of common stock in the publicly traded company at a conversion price per share of $0.02.

Zealous Holdings, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
December 31, 2007 and 2006

3              Financial Instruments (continued)

Other investments:

On November 21, 2007, the Company acquired for $112,500 a secured promissory note from an unrelated party, which is convertible into fully paid shares of common stock at $0.02 per share of Atlantic Syndication Network, Inc., (currently known as Zealous Trading Group, Inc.) a Bulletin Board public shell (the “Public Shell”) into which the Company plans to merge (See note 10). The note which bears interest at 12% annually and matures on October 5, 2008 is carried at cost.

4      Loans and Receivables

Loans and receivables at December 31, 2007 and 2006 are comprised of the following:

	December 31	December 31,
	2007	2006
Short-Term Receivables:

Loan Receivable - Officer and Employees	$384,103	$270,106
Loan Receivable - Related Funds (1)	369,468	-
Loan Receivable - Related Parties (2)	300,203	25,519
Loan Receivable - Others	184,871	172,615
Total Short-Term Borrowings	1,238,645	468,239

Long-Term Receivables:

Loan Receivable - Officers and Employees (3)	125,000	-
Total Long-Term Receivables	125,000	-

Total Loans and Receivables	$1,363,645	$468,239

(1)  The Company has loans receivable from managed funds that are unsecured with annual interest rates ranging from 6% to 8%.

(2)  The Company has loans receivable to related parties that are unsecured with annual interest rates ranging from 6% to 12%. One of these notes is collateralized by the assets of the related party.

(3)  On December 10, 2007, the Company agreed to a full recourse promissory note to an employee. Within the agreement, there is a provision stating that termination of employee before December 10, 2009 would result in immediate full repayment of principal and interest.

Zealous Holdings, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
December 31, 2007 and 2006

5              Deposit on computer software and other assets

At December 31, 2007 the balance in this category consisted of a $150,000 deposit on a $814,000 contract for the development of software and other security deposits.  At December 31, 2006 the balance was primarily comprised of security deposits. The contract for the development of the commercial software which the Company plans to utilize as a trading platform is with an entity whose Chief Executive Officer is related to one of the Company’s officers.

6             Property and Equipment

As of December 31, 2007 and 2006, property and equipment consist of the following:

			Estimated
	2007	2006	Useful Life
Furniture and Equipment	$511,515	$511,515	3-15
Leasehold Improvements	140,374	140,374	5
Less Accumulated Depreciation and amortization	(201,519)	(100,643)
	$450,370	$551,246

Depreciation and amortization expense was $101,428 and $97,750 for 2007 and 2006 respectively.

7              Notes Payable

Notes payable at December 31, 2007 and 2006 is comprised of the following:

	2007	2006
Short-Term Borrowings:

Note Payable - Public Shell (1)	$3,765,659	$-
Note Payable - Stockholders (2)	831,995	774,247
Note Payable - Financial Institutions (3)	1,000,543	860,000
Note Payable - Related Parties (4)	755,585	846,832
Total Short-Term Borrowings	6,353,782	2,481,079

Long-Term Borrowings:

Note Payable - Stockholders	789,000	789,000
Total Long-Term Borrowings	789,000	789,000

Total Notes Payable	$7,142,782	$3,270,079

Zealous Holdings, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
December 31, 2007 and 2006

7          Notes Payable (continued)

(1)  On November 7, 2007, the Company entered into a revolving credit-line with Zealous Trading Group (Public Shell) for a maximum loan amount of $5,000,000.  At December 31, 2007, the aggregate amounts borrowed were $3,765,659.  The interest rate on the borrowings is prime plus 1%, adjusted on the first day of each quarter.  Interest will be calculated on a 365-day year end, actual days elapsed.  The Company will pay all accrued interest and principal balance on maturity date of December 31, 2008.

(2)  The Company has notes payable to stockholders that are unsecured, interest bearing, demand notes having interest rates ranging from 7% to 15%. Included within this number is $600,800 of notes payable which are in default as of December 31, 2007.

(3)  The Company has notes payable to related parties consisting of two revolving line of credits for $500,000, each from Citibank and First Tennessee.  The line of credit from Citibank was established by individuals affiliated to a stockholder and assigned to the Company on July 24, 2006.  Interest rate on the line of credit to Citibank is 6.75%.  The line of credit from First Tennessee was established by individuals affiliated to a stockholder and assigned to the company on July 7, 2007.  Interest rate on the line of credit to First Tennessee is 7.25%

(4)  The Company had notes payable to related parties that are interest bearing, demand notes having interest rates ranging from 7% to 24%. Notes payable to related parties that are in default as of December 31, 2007 totaled $471,000. One of the notes payable to a related party grants the holder a senior security interest in all of the assets, proceeds of those assets and equity of the Company.  This note is amongst those that are currently in default as noted above.

The Company also has two notes payable to a related party that are convertible into common stock of the Company.  It was determined that there would be no financial impact of the potential conversion feature.

Borrowings at December 31, 2007, based on their contractual terms, mature as follows:

Year	Amount
2008	$6,353,782
2009	789,000
Total	$7,142,782

8          Stockholders’ Deficit

The Company is authorized to issue a total of 10,000,000 shares of stock which are divided into 5,000,000 shares of class A common stock with a par value of $.0001, 3,000,000 shares of class B common stock with a par value of $.0001, and 2,000,000 preferred stock with a par value of $.0001. As of December 31, 2007 the company has issued 5,000,000 shares of class A common stock and 1,223,110 shares of class B common stock. The following describes the characteristics of each class:

Zealous Holdings, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
December 31, 2007 and 2006

8          Stockholders’ Deficit (continued)

Class A common stock – Class A common stock shall be voted separately as a single class, and each share of class A common stock shall entitle the holder to one vote on each matter submitted to a vote of the stockholders. Class A stockholders have the right to elect 60% of the total number of members of the Board of Directors except that if no class B shares are outstanding, class A shall be entitled to elect 100% of the Board of Directors. Class A stockholders shall have the right to nominate the Directors who will be elected by class A stockholders.

Class B common stock – Class B common stock shall be voted separately as a single class, and each share of class B common stock shall entitle the holder to one vote on each matter submitted to a vote of the stockholders. Class B shall have the right to elect a number of Directors of the Board representing the entire board minus the Directors elected by class A. At December 31, 2007, the Company had not issued 225,000 shares of Class B Common pursuant to employment agreements with two of its officers. The amount related to this compensation of $225,000 has been reflected in salaries and benefits and in liability to issue stock in the accompanying consolidated financial statements.

Preferred Stock – The Board of Directors is authorized to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares in each series, and to fix the designation, voting powers, preferences, and rights of the shares of each such, and any qualifications, limitations or restrictions thereof. As of December 31, 2007 the Company had received $335,000 from individuals towards the purchase of preferred stock shares. Such amounts have been reflected as a Liability to Issue Stock in the accompanying 2007 consolidated statement of financial condition.

Warrants and Options  - In June 2007 the Company issued a warrant for the purchase of 20,000 shares of class A common stock at $1.25 per share with a five year term. On December 2007 the Company issued stock options to purchase 300,000 shares of B common stock at $1.00 with a two year term. The options terms provide for immediate vesting of 200,000 shares with the balance vesting over a two year period.  The Company did not record any compensation expense for the year ended December 31, 2007 in connection with the warrants and options granted as there was no intrinsic value related to such instruments.

The Company values warrants and options using the intrinsic method as permitted by SFAS No. 123R.  The Company does not have sufficient historical information relating to its common stock to permit the use of the Black-Scholes pricing model or other similar methodology.

Zealous Holdings, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
December 31, 2007 and 2006

9          Income Taxes

As of December 31, 2007, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $5,500,000 that may be offset against future taxable income through 2027.  Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs.  Therefore, the amount available to offset future taxable income may be limited.  No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused.  Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

The major deferred tax asset items, as computed under SFAS 109 are as follows:

	2007	2006
Deferred tax assets:
Unrealized losses	$35,000	$58,000
Net operating loss carryforwards	2,210,000	1,120,000
Gross deferred tax assets	2,245,000	1,178,000
Less: valuation allowance	(2,245,000)	(1,178,000)
Net deferred tax asset	$--	$--

A reconciliation of the differences between the effective income tax rate and the statutory federal tax rate follows:

	2007	2006
Tax benefit at U.S. statutory rate	34.00%	34.00%
State taxes, net of federal benefit	5.83	5.83
Change in valuation allowance	(39.83)	(39.83)
	0.00%	0.00%

10       Contingencies and Commitments

Operating leases:

In 2005, the Company entered into a lease agreement for its corporate headquarters in California.  The lease has a 62 month term, which expires in the year 2011.  The lease is subject to escalations based on operating expenses.  The lease can be extended for a five year term. On June 1, 2007 the Company sublet a portion of the leased space. The sublease tenants pay their share directly to the landlord. In 2007, the Company also executed a six month lease for office space in New York City. Future minimum lease payments for all non-cancelable operating leases are as follows:

Zealous Holdings, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
December 31, 2007 and 2006

10       Contingencies and Commitments (continued)

Year	Amount
2008	$489,277
2009	423,115
2010	435,802
2011	72,685
Total	$1,342,879

Legal matters:

The Company is subject to litigation from time to time in the normal course of business. Subsequent to year end the Company was served as a co-defendant with a complaint by a lender/stockholder. The complaint seeks damages in the amount of $600,000, interest, and attorney fees. The Company cannot determine at this time the merit of this case.

Plan of merger:

On July 16, 2007, Atlantic Syndication Network, Inc., (currently known as Zealous Trading Group, Inc.) a Bulletin Board public shell (the “Public Shell”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among its wholly owned subsidiary ASNI II, INC., a Delaware corporation (the “ASNI-II”) and Zealous Holdings, Inc., a Delaware corporation ( “Zealous”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Zealous will merge with and into the Public Shell, with Zealous as the surviving corporation of the merger (the “Merger”). As a result of the Merger, Zealous will become the wholly-owned operating subsidiary of the Public Shell. Each outstanding share of Zealous’ common stock and preferred stock (other than dissenting shares) will receive 0.081530 shares of a newly issued class of the Public Shell’s preferred stock (the “Convertible Preferred Stock”) which is convertible at the option of the holder into 906.6 shares of the Public Shell’s common stock. The Convertible Preferred Stock will grant the holders the right to vote each share of Cumulative Preferred Stock on any matter taken before the Public Shell’s shareholders as a single class. The Cumulative Preferred Stock has voting rights which grant a holder of Cumulative Preferred Stock the right to vote 10 times the number of shares of Common Stock that is convertible from the Cumulative Preferred Stock.

Zealous Holdings, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
December 31, 2007 and 2006

10        Contingencies and Commitments (continued)

As a condition to the Merger, the Public Shell’s stockholders will be asked to adopt the following proposals: (i) increasing the number of authorized shares of Public Shell Common Stock from 50,000,000 to 1.5 billion shares, (ii) authorizing a Certificate of Designations of the Public Shell Preferred Stock providing for a new series of Convertible Preferred Stock granting the holders the right to vote each share of Preferred Common Stock as if it were converted to ten shares of Common Stock, (iii) granting the Board of Directors of the Public Shell the power to issue blank check preferred stock of 10,000,000 shares authorized, (iv) authorizing a reverse split of the Public Shell Common Stock so that up to 12 issued and outstanding shares of Common stock be combined into one share of validly issued, fully paid, and non assessable share of Public Shell Common Stock after the effective time of the Merger and (v) such other changes to the Articles of Incorporation and/or By-Laws of the Public Shell that the Public Shell and Board of Directors of Company deem necessary to accomplish the transactions contemplated hereby.

Pursuant to the terms of the Merger Agreement, the Public Shell is subject to a “no-shop” provision, which restricts its ability to, among other things, solicit, discuss or negotiate alternative Public Shell Acquisition Proposals. The Public Shell is subject to a break up fee of $1,000,000 in the event it is in breach of the no-shop provision.

Employment agreements:

During 2007 the Company entered into employment agreements with it’s Chief Operating Officer /Chief Financial Officer and its Controller that call for $300,000 in aggregate annual compensation, the issuance of 225,000 shares of restricted B common shares and the issuance of 325,000 options to acquire class B common shares at $1.00 per share. The options have certain milestones to be met for vesting; however, such options immediately vest upon the acquisition of the Company. The agreement may be terminated by either party without cause, however, if terminated by the Company, the Company will be obligated to grant the employee six month salary payment and immediate vesting for all options then restricted.

11       Subsequent Events

During February 2008 the Company issued 1,260,000 options to acquire class B common stock at $1.00 per share with a ten year term. Such shares vest between 2 to 4 years except for 275,000 which vest per contract terms.

In January 2008, the Company entered into a loan modification agreement with a related party extending the due date of a loan for $175,000 which was in default to June 30, 2008. The modification allows the borrower to convert this debt into class B common shares at a $1.00 conversion price.

In January 2008 the stockholders approved the “2007 Stock Incentive Plan”. The plan allows the Company to set aside 20% of the then issued and outstanding shares of class A and B common shares for issuances under the plan. Such issuances and terms may be in stock or stock options as determined by the administrator.

EXHIBIT A

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
ZEALOUS TRADING GROUP, INC.

The undersigned, being the Chief Executive Officer and Secretary of ZEALOUS TRADING GROUP, INC., a corporation existing under the laws of the State of Nevada, do hereby certify under the seal of the said corporation as follows:

1.           The articles of incorporation of the Corporation are hereby amended by replacing Article Fourth, in its entirety, with the following:

“FOURTH:  (a) The Corporation is authorized to issue two classes of stock.  One class of stock shall be Common Stock, par value $0.001.  The second class of stock shall be Preferred Stock, par value $0.01.  The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.001	1,500,000,000
Preferred	$0.01	10,000,000

Totals:		1,510,000,000

(b) Upon effectiveness of a one-for-[  ] reverse stock split of the Corporation’s Common Stock, all issued and outstanding shares, as of the effective date, shall be consolidated to the extent that the issued and outstanding shares of Common Stock shall be reduced from [   ] prior to the reverse split to [   ] following the reverse stock split. No fractional shares shall be issued. In lieu of issuing fractional shares, the Company will issue to any stockholder who otherwise would have been entitled to receive a fractional share as a result of the reverse stock split an additional full share of its Common Stock.”

2.           The amendment of the articles of incorporation herein certified has been duly adopted at a meeting of the Corporation’s Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Section 78.320 of the General Corporation Law of the State of Nevada.

A-1

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Milton C. Ault, III, its Chief Executive Officer, and Karen Minnetian, its Secretary, this __ day of ________, 2008.

ZEALOUS TRADING GROUP, INC.

By:
Milton C. Ault, III, Chief Executive Officer

By:
Karen Minnetian, Secretary

A-2

EXHIBIT 1

State of Delaware Secretary of State Division of Corporations Delivered 05:44 PM 06/23/2005 FILED 05:38 PM 06/23/2005 SRV 050526635 - 3972838 FILE
CERTIFICATE OF INCORPORATION
OF
AULT GLAZER BODNAR & COMPANY, INC.

1.    Name. The name of the corporation (hereinafter the "Corporation") is Ault Glazer Bodnar & Company, Inc.

2.    Registered Office and Agent. The registered office in the State of Delaware is to be located at 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of its registered agent at such address is The Corporation Trust Company.

3.    Purpose. The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and to possess and exercise all of the powers and privileges granted by such law and any other law of Delaware.

4.    Authorized Capital. The aggregate number of shares of all classes of stock which the Corporation is authorized to issue is 10,000,000 shares, which shall be divided into the following classes: (i) 5,000,000 shares shall be shares of Class A Common Stock, $0.0001 par value per share (the "Class A Common Stock"), (ii) 3,000,000 shares shall be shares of Class B Common Stock, $0.0001 par value per share (the "Class B Common Stock"), and (iii) 2,000,000 shares shall be shares of Preferred Stock, $0.0001 par value per share (the "Preferred Stock").

A.    CLASS A COMMON STOCK

(i)    Voting. Except as otherwise required by law or expressly provided in this certificate of incorporation, Class A Common Stock shall be voted separately as a single class, and each share of Class A Common Stock shall entitle the holder thereof to one vote on each matter submitted to a vote of the stockholders.

(ii)   Election of Directors. The holders of shares of Class A Common Stock shall have the right, at any annual or special meeting of such holders or by unanimous written consent executed in lieu of such meeting, to elect the minimum number of directors that would comprise at least sixty percent (60%) of the total number of members of the Board of Directors; provided, however, that in the event there are no shares of Class B Common Stock issued and outstanding on any date on which directors are to be elected, the holders of the Class A Common Stock shall be entitled to elect 100% of the directors of the Corporation. The holders of the Class A Common Stock shall have the right to nominate the directors who will be elected by the holders of the Class A Common Stock. Any director elected by the holders of shares of Class A Common Stock may be removed with or without cause only by such holders, and any vacancy occurring in the Board of Directors because of the death, resignation or removal of any director elected by the holders of shares of Class A Common Stock may be filled only by such holders.

1

B.    CLASS B COMMON STOCK

(i)    Voting. Except as otherwise required by law or expressly provided in this Certificate of Incorporation, Class B Common Stock shall be voted separately as a single class, and each share of Class B Common Stock shall entitle the holder thereof to one vote on each matter submitted to a vote of the stockholders.

(ii)   Election of Directors. The holders of shares of Class B Common Stock shall have the right, at any annual or special meeting of such holders or by unanimous written consent executed in lieu of such meeting, to elect a number of directors equal to (a) the total number of members of the Board of Directors, minus (b) the number of directors that the holders of Class A Common Stock shall have the right to elect. The holders of the Class B Common Stock shall have the right to nominate the directors who will be elected by the holders of Class B Common Stock. Any director elected by the holders of shares of Class B Common Stock may be removed with or without cause only by such holders, and any vacancy occurring in the Board of Directors because of the death, resignation or removal of any director elected by the holders of shares of Class B Common Stock may be filled only by such holders.

C.    PREFERRED STOCK

(i)             General. The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof,

5.    Incorporator. The name and mailing address of the incorporator is Cynthia Farmer, Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, NW, Washington, DC 20004.

6.    Initial Directors. The number of directors of the Corporation shall be not less than three (3) nor more than seven (7), as determined from time-to-time by the Board of Directors. The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation, and the initial Board of Directors shall consist of five (5) directors who shall serve until the first annual meeting of the stockholders or until their successors are elected or qualified or their earlier death, resignation or removal from office.

Name	Address

Milton Charles Ault, III	c/o Ault Glazer Bodnar & Company
100 Wilshire Boulevard, Suite 1500
Santa Monica, California 90401

2

William Horne	c/o Ault Glazer Bodnar & Company
100 Wilshire Boulevard, Suite 1500
Santa Monica, California 90401

Steven Bodnar	c/o Ault Glazer Bodnar & Company
100 Wilshire Boulevard, Suite 1500
Santa Monica, California 90401

Melanie Glazer	c/o Ault Glazer Bodnar & Company
100 Wilshire Boulevard, Suite 1500
Santa Monica, California 90401

Lynne Silverstein	c/o Ault Glazer Bodnar & Company
100 Wilshire Boulevard, Suite 1500
Santa Monica, California 90401

7.    Bylaws. The Board of Directors of the Corporation is authorized to adopt, amend or repeal the bylaws of the Corporation, except as otherwise specifically provided therein.

8.    Elections of Directors. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

9.            Right to Amend. The Corporation reserves the right to amend any provision contained in this Certificate as the same may from time to time be in effect in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder are subject to such reservation; provided, however, that amendments hereto shall require the approval of at least two-thirds of each class of Common Stock and Preferred Stock outstanding, with each such class voting as a group.

10.   Limitation on Liability. The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the General Corporation Law of Delaware. Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 10 shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

3

11.   Indemnification. Reference is made to Section 145 (and any other relevant provisions) of the General Corporation Law of the State of Delaware. Particular reference is made to the class of persons (hereinafter called "Indemnitees") who may be indemnified by a Delaware corporation pursuant to the provisions of such Section 145, namely, any person (or the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of such corporation, or is or was serving at the request of such corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation shall (and is hereby obligated to) indemnify the Indemnitees, and each of them, in each and every situation where the Corporation is obligated to make such indemnification pursuant to the aforesaid statutory provisions. The Corporation shall indemnify the Indemnitees, and each of them, in each and every situation where, under the aforesaid statutory provisions, the Corporation is not obligated, but is nevertheless permitted or empowered, to make such indemnification, it being understood, that, before making such indemnification with respect to any situation covered under this sentence, (i) the Corporation shall promptly make or cause to be made, by any of the methods referred to in subsection (d) of such Section 145, a determination as to whether each Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, in the case of any criminal action or proceeding, had no reasonable cause to believe that such Indemnitee's conduct was unlawful, and (ii) no such indemnification shall be made unless it is determined that such Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, in the case of any criminal action or proceeding, had no reasonable cause to believe that such Indemnitee's conduct was unlawful.

4

DULY EXECUTED and delivered by the incorporator for the purpose of forming a corporation under the laws of the State of Delaware.

Dated: June 23, 2005

/s/ Cynthia D. Farmer

Cynthia D. Farmer, Incorporator

5

EXHIBIT 2

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "AULT GLAZER BODNAR & COMPANY, INC.", CHANGING ITS NAME FROM "AULT GLAZER BODNAR & COMPANY, INC." TO "THE AULT GLAZER GROUP, INC. ", FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF AUGUST, A. D. 2006, AT 2:07 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

State of Delaware Secretary of State Division of Coporations Delivered 02:07 PM 08/31/2006 FILED 02:07 PM 08/31/2006 SRV 060813141 - 3972838 FILE

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
AULT GLAZER BODNAR & COMPANY, INC.

This Certificate of Amendment to the Certificate of Incorporation of AULT GLAZER BODNAR & COMPANY, INC., a Delaware corporation (the "Company"), is being executed for the purpose of amending the Certificate of Incorporation of the Company pursuant to the provisions of Section 242 of the Delaware General Corporations Law ("DGCL") in lieu of holding a special meeting of the Board of Directors.

FIRST:	The name of the Company is Ault Glazer Bodnar it Company, Inc.;

SECOND:	Article 1 of the Certificate of Incorporation of the Company is amended to read, in its entirety, as follows:

"The name of the company is The Ault Glazer Group, Inc."

IN WITNESS WHEREOF, this Certificate of Amendment is executed on this 30th day of August, 2006.

By: /s/ Milton "Todd" Ault, III
Milton "Todd" Ault, III
Authorized Officer

1

EXHIBIT 3

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
THE AULT GLAZER GROUP, INC.

This Certificate of Amendment to the Certificate of Incorporation of THE AULT GLAZER GROUP, INC., a Delaware corporation (the "Company"), is being executed for the purpose of amending the Certificate of Incorporation of the Company pursuant to the provisions of Section 242 of the Delaware General Corporations Law ("DGCL") in lieu of holding a special meeting of the Board of Directors.

FIRST:	The name of the Company is The Ault Glazer Group, Inc.;

SECOND:	Article 1 of the Certificate of Incorporation of the Company is amended to read, in its entirety, as follows:

"The name of the company is Zealous Holdings, Inc."

IN WITNESS WHEREOF, this Certificate of Amendment is executed on this 4th day of May, 2007.

By: /s/ Milton "Todd" Ault, III
Milton "Todd" Ault, III
Authorized Officer
CEO

1

EXHIBIT 4

AULT GLAZER BODNAR & COMPANY, INC.
(a Delaware corporation)

BYLAWS

As adopted by the Board of Directors as of August 24, 2005.

BYLAWS

of

AULT GLAZER BODNAR & COMPANY, INC.

ARTICLE I. OFFICES

Section 1.     Registered Office. The registered office of the Corporation shall be at: The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle 19801.

Section 2.     Additional Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II. MEETINGS OF STOCKHOLDERS

Section 1.     Time and Place. A meeting of stockholders for any purpose may be held at such time and place, within or without the State of Delaware, as the Board of Directors may fix from time to time and as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.     Annual Meeting. Annual meetings of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

Section 3,     Notice of Annual Meeting. Written notice of the annual meeting, stating the place, date and time thereof, shall be given to each stockholder entitled to vote at such meeting not less than 10 (unless a longer period is required by law) nor more than 60 days prior to the meeting.

Section 4.     Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman of the Board, if any, or the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

Section 5.     Notice of Special Meeting. Written notice of a special meeting, stating the place, date and time thereof and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than 10 (unless a longer period is required by law) nor more than 60 days prior to the meeting.

Section 6.     Presiding Officer; Order of Business. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or, if he is not present (or, if there is none), by the President, or, if he is not present, by a Vice-President, or, if he is not present, by such person who may have been chosen by the Board of Directors, or, if none of such persons is present, by a chairman to be chosen by the stock-holders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy. The Secretary of the Corporation, or, if he is not present, an Assistant Secretary, or, if he is not present, such person as may be chosen by the Board of Directors, shall act as secretary of meetings of stockholders, or, if none of such persons is present, the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy shall choose any person present to act as secretary of the meeting.

Section 7.     Quorum; Adjournments. The holders of a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be necessary to, and shall constitute a quorum for, the transaction of business at all meetings of the stockholders, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, until a quorum shall be present or represented. Even if a quorum shall be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time for good cause, without notice of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, until a date which is not more than 30 days after the date of the original meeting. At any such adjourned meeting, at which a quorum shall be present in person or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

Section 8.    Voting.

(a)    At any meeting of stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy. Except as otherwise provided by law or the Certificate of Incorporation, each stockholder of record shall be entitled to one vote for each share of capital stock registered in his name on the books of the Corporation.

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(b)    All elections shall be determined by a plurality vote, and, except as otherwise provided by law or the Certificate of Incorporation, all other matters shall be determined by a vote of a majority of the shares present in person or represented by proxy and voting on such other matters.

Section 9.     Action by Consent. Any action required or permitted by law or the Certificate of Incorporation to be taken at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present or represented by proxy and voted. Such written consent shall be filed with the minutes of meetings of stockholders.

ARTICLE III. DIRECTORS

Section 1.     General Powers; Number; Tenure. The business of the Corporation shall be managed by its Board of Directors, which may exercise all powers of the Corporation and perform all lawful acts and things which are not by law, the Certificate of Incorporation or these Bylaws directed or required to be exercised or performed by the stockholders. The initial number of directors constituting the whole board shall be five (5). Thereafter, such number may be fixed from time to time by action of the stockholders or of the directors, within the limitations set forth in the Certificate of Incorporation. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and shall qualify. Directors need not be stockholders.

Section 2.     Vacancies. If any vacancies occur in the Board of Directors, or if any new directorship is created, they may be filled by vote of the shareholders in the manner prescribed in the Certificate of Incorporation. Each director so chosen shall hold office until the successor is duly elected and shall qualify. The remaining directors or, if there are no directors in office, any officer or stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, at which meeting such vacancies shall be filled.

Section 3.    Removal; Resignation.

(a)    Any director, directors or the entire Board of Directors may be removed, with or without cause, in the manner provided in by law or the Certificate of Incorporation.

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(b)    Any director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, a resignation shall take effect upon delivery thereof to the Board of Directors or the designated office. It shall not be necessary for a resignation to be accepted before it becomes effective.

Section 4.    Place of Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware.

Section 5.           Annual Meeting. The annual meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present.

Section 6.           Regular Meetings. Additional regular meetings of the Board of Directors may be held without notice, at such time and place as may from time to time be determined by the Board of Directors.

Section 7.            Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or by 2 or more directors on at least 2 days' notice to each director, if such notice is delivered personally or sent by telegram, or on at least 3 days' notice if sent by mail. Special meetings shall be called by the Chairman of the Board, President, Secretary or 2 or more directors in like manner and on like notice on the written request of one-half or more of the number of directors then in office. Any such notice need not state the purpose or purposes of such meeting except as provided in Article X.

Section 8.            Quorum; Adjournments. At all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of Directors, the directors present may adjourn the meeting, from time to time without notice other than announcement at the meeting, until a quorum shall be present.

Section 9.            Compensation. Directors shall be entitled to such compensation for their services as directors and to such reimbursement for any reasonable expenses incurred in attending directors' meetings as may from time to time be fixed by the Board of Directors. The compensation of directors may be on such basis as is determined by the Board of Directors. Any director may waive compensation for any meeting. Any director receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and receiving compensation and reimbursement for reasonable expenses for such other services.

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Section 10.    Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the Board of Directors and such written consent is filed with the minutes of its proceedings.

Section 11.    Meetings by Telephone or Similar Communications. The Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other and participation in such meeting shall constitute presence in person by such director at such meeting.

ARTICLE IV. COMMITTEES

Section 1.     Committees. The Board of Directors, by resolutions adopted by a majority of the whole Board, may appoint such committee or committees as it shall deem advisable and with such functions and duties as the Board of Directors shall prescribe.

Section 2.     Vacancies; Chances; Discharge. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

Section 3.             Compensation. Members of any committee shall be entitled to such compensation for their services as members of any such committee and to such reimbursement for any reasonable expenses incurred in attending committee meetings as may from time to time be fixed by the Board of Directors. Any member may waive compensation for any meeting. Any committee member receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and from receiving compensation and reimbursement of reasonable expenses for such other services.

Section 4.             Action by Consent. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may betaken without a meeting if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of its proceedings.

Section 5.     Meetings by Telephone or Similar Communications. The members of any committee designated by the Board of Directors may participate in a meeting of such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in such meeting can hear each other and participation in such meeting shall constitute presence in person at such meeting.

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ARTICLE V. NOTICES

Section 1.     Form; Delivery. Whenever, under the provisions of law, the Certificate of Incorporation or these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice unless otherwise specifically provided, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid. Such notices shall be deemed to be given at the time they are deposited in the United States mail. Notice to a director may also be given personally or by telegram sent to his address as it appears on the records of the Corporation.

Section 2.     Waiver, Whenever any notice is required to be given under the provisions of law, the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed to be equivalent to such notice. In addition, any stockholder who attends a meeting of stockholders in person, or is represented at such meeting by proxy, without protesting at the commencement of the meeting the lack of notice thereof to him, or any director who attends a meeting of the Board of Directors without protesting, at the commencement of the meeting, such lack of notice, shall be conclusively deemed to have waived notice of such meeting.

ARTICLE VI. OFFICERS

Section 1.     Designations. The officers of the Corporation shall be chosen by the Board of Directors. The Board of Directors may choose a Chairman of the Board, a Chief Executive Officer, a President, a Vice-President or Vice-Presidents, a Secretary, a Treasurer, one or more Assistant Secretaries and/or Assistant Treasurers and other officers and agents as it shall deem necessary or appropriate. All officers of the Corporation shall exercise such powers and perform such duties as shall from time to time be determined by the Board of Directors. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws otherwise provide.

Section 2.     Term of Office; Removal. The Board of Directors shall choose a President, a Secretary and a Treasurer. The Board of Directors may also choose a Chairman of the Board, a Chief Executive Officer, a Vice-President or Vice-Presidents, one or more Assistant Secretaries and/or Assistant Treasurers, and such other officers and agents as it shall deem necessary or appropriate. Each officer of the Corporation shall hold office until his successor is chosen and shall qualify. Any officer elected or appointed by the Board of Directors may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office. Such removal shall not prejudice the contract rights, if any, of the person so removed. Any vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term by the Board of Directors.

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Section 3.     The Chairman of the Board. The Chairman of the Board, if any, shall be an officer of the Corporation and, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as may be assigned to him from time to time by the Board of Directors. He shall, if present, preside at all meetings of stockholders and of the Board of Directors.

Section 4.     The Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general charge of the business, affairs and property of the Corporation and general supervision over its other officers and agents. In general, he shall perform all duties incident to the office of Chief Executive Officer, shall see that all orders and resolutions of the Board of Directors are carried into effect, and shall have such other powers delegated to him or her by the Board of Directors in the resolution appointing him or her as the Chief Executive Officer. The Chief Executive Officer may, but need not, be the same individual.

Section 5.    The President.

(a)     The President shall, subject to the direction of the Board of Directors and to the extent specific powers have not been reserved for the Chief Executive Officer, have general charge of the business, affairs and property of the Corporation and general supervision over its other officers and agents. In addition to and not in limitation of the foregoing, the President shall be empowered to authorize any change of the registered office or registered agent (or both) of the Corporation in the State of Delaware.

(b)     Unless otherwise prescribed by the Board of Directors, the President shall have full power and authority on behalf of the Corporation to attend, act and vote at any meeting of security holders of other corporations in which the Corporation may hold securities. At such meeting the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities which the Corporation might have possessed and exercised if it had been present. The Board of Directors may from time to time confer like powers upon any other person or persons.

Section 6.     The Vice-Presidents. The Vice-President, if any (or in the event there be more than one, the Vice-Presidents in the order designated, or in the absence of any designation, in the order of their election), shall, in the absence of the President or in the event of his disability, perform the duties and exercise the powers of the President and shall generally assist the President and perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

Section 7.     The Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for the Executive Committee or other committees, if required. He shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman of the Board or the President, under whose supervision he shall act. He shall have custody of the seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and, when so affixed, the seal may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his signature.

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Section 8.     The Assistant Secretary. The Assistant Secretary, if any (or in the event there be more than one, the Assistant Secretaries in the order designated, or in the absence of any designation, in the order of their election), shall, in the absence of the Secretary or in the event of his disability, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

Section 9.     The Treasurer. The Treasurer, if any, shall have the custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may from time to time be designated by the Board of Directors. The Treasurer, if any, shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board, the President and the Board of Directors, at regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

Section 10.    The Assistant Treasurer. The Assistant Treasurer, if any (or in the event there shall be more than one, the Assistant Treasurers in the order designated, or in the absence of any designation, in the order of their election), shall, in the absence of the Treasurer or in the event of his disability, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

ARTICLE VII. INDEMNIFICATION OF DIRECTORS AND OFFICERS

Reference is made to Section 145 (and any other relevant provisions) of the General Corporation Law of the State of Delaware. Particular reference is made to the class of persons (hereinafter called "Indemnitees") who may be indemnified by a Delaware corporation pursuant to the provisions of such Section 145, namely, any person (or the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of such corporation, or is or was serving at the request of such corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise. The Corporation shall (and is hereby obligated to) indemnify the Indemnitees, and each of them, in each and every situation where the Corporation is obligated to make such indemnification pursuant to the aforesaid statutory provisions. The Corporation shall indemnify the Indemnitees, and each of them, in each and every situation where, under the aforesaid statutory provisions, the Corporation is not obligated, but is nevertheless permitted or empowered, to make such indemnification, it being understood, that, before making such indemnification with respect to any situation covered under this sentence, (i) the Corporation shall promptly make or cause to be made, by any of the methods referred to in subsection (d) of such Section 145, a determination as to whether each Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, in the case of any criminal action or proceeding, had no reasonable cause to believe that such Indemnitee's conduct was unlawful, and (ii) no such indemnification shall be made unless it is determined that such Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, in the case of any criminal action or proceeding, had no reasonable cause to believe that such Indemnitee's conduct was unlawful.

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ARTICLE VIII. STOCK CERTIFICATES

Section 1.     Form; Signatures.

(a)      Every holder of stock in the Corporation shall be entitled to have a certificate, signed by the Chairman of the Board or the President and together with any of (i) the Treasurer; (ii) an Assistant Treasurer; (iii) the Secretary; or (iv) an Assistant Secretary of the Corporation, exhibiting the number and class (and series, if any) of shares owned by him, and bearing the seal of the Corporation, Such signatures and seal may be facsimile. A certificate may be manually signed by a transfer agent or registrar other than the Corporation or its employee but may be a facsimile. In case any officer who has signed, or whose facsimile signature was placed on, a certificate shall have ceased to be such officer before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

(b)     All stock certificates representing shares of capital stock which are subject to restrictions on transfer or to other restrictions may have imprinted thereon such notation to such effect as may be determined by the Board of Directors.

Section 2.     Registration of Transfer. Upon surrender to the Corporation or any transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation or its transfer agent to issue a new certificate to the person entitled thereto, to cancel the old certificate and to record the transaction upon its books.

Section 3.    Registered Stockholders.

(a)     Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person who is registered on its books as the owner of shares of its capital stock to receive dividends or other distributions, to vote as such owner, and to hold liable for calls and assessments any person who is registered on its books as the owner of shares of its capital stock. The Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person.

(b)     If a stockholder desires that notices and/or dividends shall be sent to a name or address other than the name or address appearing on the stock ledger maintained by the Corporation (or by the transfer agent or registrar, if any), such stockholder shall have the duty to notify the Corporation (or the transfer agent or registrar, if any) in writing, of such desire. Such written notice shall specify the alternate name or address to be used.

Section 4.     Record Date. In order that the Corporation may determine the stockholders of record who are entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution, or to make a determination of the stockholders of record for any other proper purpose, the Board of Directors may, in advance, fix a date as the record date for any such determination. Such date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to the date of any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting taken pursuant to Section 7 of Article II; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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Section 5.     Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation which is claimed to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum, or other security in such form, as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate claimed to have been lost, stolen or destroyed.

ARTICLE IX. GENERAL PROVISIONS

Section 1.     Dividends. Subject to the provisions of the Certificate of Incorporation, dividends upon the outstanding capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, pursuant to law, and may be paid in cash, in property or in shares of the Corporation's capital stock.

Section 2.     Reserves. The Board of Directors shall have full power, subject to the provisions of law and the Certificate of Incorporation, to determine whether any, and, if so, what part, of the funds legally available for the payment of dividends shall be declared as dividends and paid to the stockholders of the Corporation. The Board of Directors, in its sole discretion, may fix a sum which may be set aside or reserved over and above the paid-in capital of the Corporation for working capital or as a reserve for any proper purpose, and may, from time to time, increase, diminish or vary such fund or funds.

Section 3.     Fiscal Year. The fiscal year of the Corporation shall be as determined from time to time by the Board of Directors.

Section 4.     Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words Corporate Seal and Delaware.

ARTICLE X. AMENDMENTS

The Board of Directors shall have the power to make, alter and repeal these Bylaws, and to adopt new bylaws, by an affirmative vote of a majority of the whole Board, provided that notice of the proposal to make, alter or repeal these Bylaws, or to adopt new bylaws, must be included in the notice of the meeting of the Board of Directors at which such action takes place.

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EXHIBIT 5
ZEALOUS HOLDINGS, INC.

2007 STOCK INCENTIVE PLAN

1.    Establishment, Purpose and Types of Awards

ZEALOUS HOLDINGS, INC., a Delaware corporation (the “Company”), hereby establishes the ZEALOUS HOLDINGS, INC. 2007 STOCK INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key employees, officers, directors of, and other individuals providing bona fide services to, the Company with incentives to improve stockholder value and to contribute to the growth and financial success of the Company and (ii) enabling the Company to attract, retain and reward the best-available persons.

The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

2.    Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a)    “Affiliate” shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

(b)    “Award” shall mean any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award.

(c)    “Board” shall mean the Board of Directors of the Company.

(d)    “Change in Control” means:

(i) an acquisition (other than from the Company) in a transaction, or a series of related transactions, by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”), (excluding for this purpose, (A) the Company or its subsidiaries, (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then outstanding voting securities of the Company entitled to vote generally in the election of directors) of beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (the “Company Voting Stock”);

(ii) the effective time of any merger, share exchange, consolidation or other reorganization or business combination of the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who held the Company Voting Stock immediately prior to such transaction;

(iii) the closing of a sale or conveyance of all or substantially all of the assets of the Company;

(iv) individuals who were the Board’s nominees for election as directors immediately prior to a meeting of the stockholders of the Company involving an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, cease to constitute a majority of the Board following the election; or

(v) the dissolution or liquidation of the Company;

provided, however, that the term “Change in Control” does not include (1) a public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, or (2) any transaction pursuant to which shares of capital stock of the Company are transferred or issued to any trust, charitable organization, foundation, family partnership or other entity controlled directly or indirectly by, or established for the benefit of, Employee or controlled by the Employee for the benefit of Employee’s immediate family members (including spouses, children, grandchildren, parents, and siblings, in each case to include in-laws and adoptive relations), or transferred to any such immediate family members.

(e)    “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(f)    “Common Stock” shall mean shares of Class B common stock of the Company, par value of ($0.0001) per share.

(g)    “Fair Market Value” shall mean, with respect to a share of the Company’s Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith. However, if the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and listed for trading on a national exchange or market, “Fair Market Value” shall mean, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator’s discretion, quoted on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market; (ii) the last sale price on the relevant date quoted on the Nasdaq SmallCap Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator’s discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. For all purposes under this Plan, the term “relevant date” as used in this Section 2.1(g) shall mean either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Stock occurs, as determined in the Administrator’s discretion.

(h)    “Grant Agreement” shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

3.    Administration

(a)    Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the “Administrator”).

(b)    Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

(c)    Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d)    Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e)    Indemnification. To the maximum extent permitted by law and by the Company's charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

(f)    Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including, without limitation, the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4.    Shares Available for the Plan

Subject to adjustments as provided in Section 7(d) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 20% of the issued and outstanding shares of Class A and Class B Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

5.    Participation

Participation in the Plan shall be open to all employees, officers, and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate provided that such Awards shall not become vested prior to the date the individual first performs such services.

6.    Awards

The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

(a)    Stock Options. The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company. Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value as of the date of grant, but nonqualified stock options may be granted with an exercise price less than Fair Market Value. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(b)    Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”). An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c)    Stock Awards. The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

(d)    Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units (“phantom stock”) in such amounts and on such terms and conditions as it shall determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

(e)    Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Company’s or an Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Administrator may designate.

(f)    Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

7.    Miscellaneous

(a)    Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

(b)    Loans. The Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

(c)    Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

(d)    Adjustments for Corporate Transactions and Other Events.

(i)    Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.

(ii)   Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 7(d)(i), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control, the Administrator, in its discretion and without the consent of the holders of the Awards, shall make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to reducing the number, kind and price of securities subject to Awards.

(iii)   Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding stock options and SAR’s under this Plan will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, the holders of stock options and SAR’s under the Plan will be permitted, for a period of at least twenty days prior to the effective time of the Change in Control, to exercise all portions of such Awards that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control; provided, however, that any such exercise of any portion of such an Award which becomes exercisable as a result of such Change in Control shall be deemed to occur immediately prior to the effective time of such Change in Control.

(iv)   Pooling of Interests Transactions. In connection with any business combination authorized by the Board, the Administrator, in its sole discretion and without the consent of the holders of the Awards, may make any modifications to any Awards, including but not limited to cancellation, forfeiture, surrender or other termination of the Awards, in whole or in part, regardless of the vested status of the Award, but solely to the extent necessary to facilitate the compliance of such transaction with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

(v)    Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(e)    Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for Awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

(f)    Stock Restriction Agreement and Voting Trust. As a condition precedent to the grant of any Award under the Plan, the exercise pursuant to such an Award, or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee’s successor or permitted transferee, as the case may be, to become a party to a Stock Restriction Agreement of the Company and/or a Voting Trust Agreement in such form(s) as the Administrator may determine from time to time.

(g)    Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of federal or state securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state securities laws.

(h)    Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time.

(i)    Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice.

(j)    Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of federal or state securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act of 1933, as amended, and applicable state securities laws.

(k)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(l)    Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles.

(m)    Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the stockholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board:            October 10, 2007

Date Approved by the Stockholders:         January 25, 2008

APPENDIX A
PROVISIONS FOR CALIFORNIA RESIDENTS

With respect to Awards granted to California residents prior to a public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933 and only to the extent required by applicable law, the following provisions shall apply notwithstanding anything in the Plan or a Grant Agreement to the contrary:

1.    No such persons shall be entitled to receive Awards in the form of any stock appreciation rights or phantom stock.

2.    With respect to any Award granted in the form of a stock option pursuant to Section 6(a) of the Plan:

(a)   The options shall be non-transferable other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e).

(b)   The Award recipient shall have the right to exercise at the rate of at least 20% per year over 5 years from the date the option is granted, subject to reasonable conditions such as continued employment. However, if an option is granted to officers, directors, or consultants of the Company or the issuer of the underlying security or any of its affiliates, the option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the issuer of the option or the issuer of the underlying security or any of its affiliates.

(c)   Unless employment is terminated for “cause” as defined by applicable law, the terms of the Plan or Grant Agreement or a contract of employment, the right to exercise the option in the event of termination of employment, to the extent that the Award recipient is otherwise entitled to exercise on the date employment terminates, will be as follows:

(1)  At least 6 months from the date of termination if termination was caused by death or disability.

(2)  At least 30 days from the date of termination if termination was caused by other than death or disability.

 3.    The Company’s shareholders must approve the Plan within 12 months before or after the date the Plan is adopted. Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within 12 months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained.

 4.    The Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o), including without limitation any provision of this Plan that is more restrictive than would be permitted by Section 25102(o) as amended from time to time, shall, without further act or amendment by the Board, be reformed to comply with the provisions of Section 25102(o). If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

A-1

EXHIBIT 6

ZEALOUS HOLDINGS, INC.
STOCK OPTION CERTIFICATE

THIS CERTIFIES THAT ______________ (the “Optionee”) has been awarded under the ZEALOUS HOLDINGS, INC. 2007 Stock Incentive Plan (the “Plan”), nonstatutory stock options (each, an “Option” or collectively, the “Options”) to purchase shares of Class B Common Stock, par value $0.0001 per share (“Common Stock”) of ZEALOUS HOLDINGS, INC., a Delaware corporation (the “Company”), at a price of $ _______ per share (the “Exercise Price”). This Certificate constitutes part of and is subject to the terms and provisions of the attached Nonstatutory Stock Option Grant Agreement (the “Agreement”), which is incorporated by reference herein.

Grant Date: ______________

Expiration Date: The Options expire at 5:00 p.m. Eastern Time on the last business day coincident with or prior to the tenth anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.

Vesting Schedule: The Options vest and become exercisable in accordance with the vesting schedule below, subject to the terms and conditions described in the Agreement.

VESTING DATE	AGGREGATE PERCENTAGE OF OPTIONS VESTED AS OF VESTING DATE	VESTING DATE	AGGREGATE PERCENTAGE OF OPTIONS VESTED AS OF VESTING DATE
/ / 2007	20%	/ /	20%
/ /	20%	/ /
/ /	20%	/ /
/ /	20%	/ /

The extent to which the Options are vested as of a particular vesting date is rounded down to the nearest whole share. However, vesting is rounded up to the nearest whole share with respect to the last vesting date reflected on this Vesting Schedule.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by its duly authorized officer on this _____ day of _______________, 20__ ..

ZEALOUS HOLDINGS, INC.

By: _____________________
Milton C. Ault, III
Chief Executive Officer

The undersigned hereby acknowledges that he/she has carefully read the attached Agreement and the Plan and agrees to be bound by all of the provisions set forth in such documents.

OPTIONEE

________________________
Name:
Date: ____________________

Grant No: _____

NONSTATUTORY STOCK OPTION GRANT AGREEMENT

UNDER THE

ZEALOUS HOLDINGS, INC. 2007 STOCK INCENTIVE PLAN

1.    Terminology. All capitalized words that are not defined in this Agreement have the meanings ascribed to them in the Plan. For purposes of this Agreement, the terms below have the following meanings:

(a)    “Cause” has the meaning ascribed to such term or words of similar import in the Optionee’s written employment or service contract with the Company and, in the absence of such agreement or definition, means the Optionee’s (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company, any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Optionee’s duties or willful failure to perform the Optionee’s responsibilities in the best interests of the Company; (v) chronic use of alcohol, drugs or other similar substances which affects the Optionee’s work performance; (vi) violation of any Company rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Optionee for the benefit of the Company, all as determined by the Administrator, which determination will be conclusive.

(b)    “Change in Control” shall have the meaning defined in the Plan.

(c)    “Company” includes Zealous Holdings, Inc. and its Affiliates, except where the context otherwise requires.

(d)    “Good Reason” has the meaning ascribed to such term or words of similar import in the Optionee’s written employment or service contract with the Company and, in the absence of such agreement or definition, means any of the following that occurs coincident with or following a Change in Control, if not cured and corrected by the Company or its successor within 10 business days after written notice thereof by the Optionee to the Company or its successor: (i) any change in the Optionee’s title or position that constitutes a material diminution in authority as compared to the authority of the Optionee’s title or position immediately prior to the occurrence of the Change in Control; (ii) any material reduction in the Optionee’s annual base salary as in effect on the effective date of the Change in Control; or (iii) a substantial diminution in the Optionee’s duties and responsibilities (other than a change due to the Optionee’s Total and Permanent Disability or as an accommodation under the Americans With Disabilities Act); or (iv) any requirement that the Optionee relocate, by more than 100 miles, the principal location from which he performs services for the Company as compared to such location immediately prior to the occurrence of the Change in Control; provided, however, that no diminution of title, position, duties or responsibilities shall be deemed to occur solely because the Company becomes a subsidiary of another corporation or entity or because there has been a change in the reporting hierarchy incident thereto involving the Optionee.

(e)    “Option Shares” mean the shares of Common Stock underlying the Options.

(f)    “Total and Permanent Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The Administrator may require such proof of Total and Permanent Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether the Optionee is totally and permanently disabled will be final and binding on all parties concerned.

2.            Vesting.

(a)    The Options vest in accordance with the vesting schedule identified in the Stock Option Certificate which is attached hereto and constitutes a part of the Agreement (the “Vesting Schedule”), so long as the Optionee is in the continuous employ of, or in a service relationship with, the Company from the Grant Date through the applicable date upon which vesting is scheduled to occur. No vesting will accrue to any Options after the Optionee ceases to be in either an employment or other service relationship with the Company.

3.             Exercise of Options.

(a)    Right to Exercise. The Optionee may exercise the Options to the extent vested at any time on or before the Expiration Date or the earlier termination of the Options, unless otherwise provided in this Agreement. Section 4 below describes certain limitations on exercise of the Options that apply in the event of the Optionee’s death, Total and Permanent Disability, or termination of employment or other service relationship with the Company. The Options may be exercised only in multiples of whole shares and may not be exercised at any one time as to fewer than one hundred shares (or such lesser number of shares as to which the Options are then exercisable). No fractional shares will be issued under the Options.

(b)    Exercise Procedure. In order to exercise the Options, the following items must be delivered to the Secretary of the Company before the expiration or termination of the Options: (i) an exercise notice, in such form as the Administrator may require from time to time, specifying the number of Option Shares to be purchased, and (ii) full payment of the Exercise Price for such Option Shares or properly executed, irrevocable instructions, in such form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 3(c) of this Agreement, and (iii) an executed copy of any other agreements requested by the Administrator pursuant to Section 3(d) of this Agreement. An exercise will not be effective until all of the foregoing items are received by the Secretary of the Company.

(c)    Method of Payment. Payment of the Exercise Price may be made by delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion, a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm approved by the Administrator, or a combination of the foregoing. In addition, payment of the Exercise Price may be made by any other method approved by the Administrator.

(d)    Agreement by Optionee to Execute Other Agreements. The Optionee agrees to execute, as a condition precedent to the exercise of the Options and at any time thereafter as may reasonably be requested by the Administrator, a Stock Restriction Agreement (“Stock Restriction Agreement”) (the “Stock Restriction Agreement”) in the form attached hereto as Exhibit A.

(e)    Issuance of Shares upon Exercise. Upon exercise of the Options in accordance with the terms of this Agreement, the Company will issue to the Optionee, the brokerage firm specified in the Optionee’s delivery instructions pursuant to a broker-assisted cashless exercise, or such other person exercising the Options, as the case may be, the number of shares of Common Stock so paid for, in the form of fully paid and nonassessable stock. The Company will deliver stock certificates for the Option Shares as soon as practicable after exercise, which certificates will, unless such Option Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares and referencing any applicable Stock Restriction Agreement.

4.            Termination of Employment or Service.

(a)    Exercise Period Following Cessation of Employment or Other Service Relationship, In General. If the Optionee ceases to be employed by, or in a service relationship with, the Company for any reason other than death, Total and Permanent Disability, or discharge for Cause, (i) the unvested Options, after giving effect to the provisions of Section 2 of this Agreement, terminate immediately upon such cessation, and (ii) the vested Options remain exercisable during the 30-day period following such cessation, but in no event after the Expiration Date. Unless sooner terminated, the vested Options terminate upon the expiration of such 30-day period.

(b)    Disability of Optionee. Notwithstanding the provisions of Section 4(a) above, if the Optionee ceases to be employed by, or in a service relationship with, the Company as a result of the Optionee’s Total and Permanent Disability, (i) the unvested Options terminate immediately upon such cessation, and (ii) the vested Options remain exercisable during the 30-day period following such cessation, but in no event after the Expiration Date. Unless sooner terminated, the vested Options terminate upon the expiration of such 30-day period.

(c)    Death of Optionee. If the Optionee dies prior to the expiration or other termination of the Options, (i) the unvested Options terminate immediately upon the Optionee’s death, and (ii) the vested Options remain exercisable during the 90 day period following the Optionee’s death, but in no event after the Expiration Date, by the Optionee’s executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution. Unless sooner terminated, the vested Options terminate upon the expiration of such 90 day period.

(d)    Misconduct. Notwithstanding anything to the contrary in this Agreement, the Options terminate in their entirety, regardless of whether the Options are vested, immediately upon the Optionee’s discharge of employment or other service relationship for Cause or upon the Optionee’s commission of any of the following acts during any period following the cessation of employment or other service relationship during which the Options otherwise would be exercisable: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) breach by the Optionee of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by the Optionee for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.

 5.    Lock-Up Agreement. The Optionee agrees that following the effective date of a registration statement of the Company filed under the Securities Act of 1933, the Optionee, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, will not directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, or otherwise transfer or dispose of any Option Shares held by the Optionee at any time during such period except Option Shares included in such registration; provided however, that such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering.

6.    Nontransferability of Options. These Options are nontransferable otherwise than by will or the laws of descent and distribution and during the lifetime of the Optionee, the Options may be exercised only by the Optionee or, during the period the Optionee is under a legal disability, by the Optionee’s guardian or legal representative. Except as provided above, the Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

7.    Drag-Along Rights. If at any time any stockholder of the Company, or group of stockholders, owning a majority or more of the voting capital stock of the Company (hereinafter, the “Transferring Stockholders”) proposes to enter into any transaction involving (a) a sale of more than 50% of the outstanding voting capital stock of the Company in a non-public sale or (b) any merger, share exchange, consolidation or other reorganization or business combination of the Company immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Company immediately prior to such transaction or after which persons who hold a majority of the voting capital stock of the surviving entity are not persons who held voting capital stock of the Company immediately prior to such transaction, the Company may require the Optionee to participate in such transaction by giving the Optionee written notice thereof at least 10 days in advance of the date of the transaction or the date that tender is required, as the case may be (hereinafter referred to as the “Drag-Along Date”). Notwithstanding anything herein to the contrary and without the Optionee’s consent, if such notice is provided to the Optionee, then the outstanding Options, or a portion thereof, as determined by the Company in its sole discretion and specified in the written notice of the transaction, shall terminate effective as of the Drag-Along Date and shall be of no further force or effect thereafter, provided that in consideration therefor the Optionee receives from the Company, the acquirer or the Company’s successor, an aggregate amount equal to the product of (a) the number of vested Options that terminate, multiplied by (b) the difference between (i) the Exercise Price per share of the Options and (ii) the price the Transferring Stockholders receive per share of Common Stock pursuant to the terms of the transaction, adjusted as determined by the Administrator to reflect the fact that the Exercise Price with respect to the Options has not, in fact, been paid. The payment of such amount to the Optionee shall be made either upon the same terms and conditions as those applicable to the Transferring Stockholders with respect to their Common Stock pursuant to the terms of the transaction or via delivery of immediately available funds within 30 days following the transaction, as determined in the sole discretion of the payor.

8.    Nonstatutory Nature of the Options. The Options are not intended to qualify as incentive stock options within the meaning of Code section 422, and this Agreement shall be so construed. The Optionee acknowledges that, upon exercise of the Options, the Optionee will recognize taxable income in an amount equal to the excess of the then Fair Market Value of the Option Shares over the Exercise Price and must comply with the provisions of Section 9 of this Agreement with respect to any tax withholding obligations that arise as a result of such exercise.

9.    Withholding of Taxes. At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll or any other payment of any kind due the Optionee and otherwise agrees to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options. The Company may require the Optionee to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Option Shares.

The Administrator may, in its sole discretion, permit the Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the shares to be issued upon exercise that number of shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value equal to the amount necessary to satisfy the statutory minimum withholding amount due.

10.            Adjustments for Corporate Transactions and Other Events.

(a)    Stock Dividend, Stock Split and Reverse Stock Split. Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, the number of shares covered by and the exercise price and other terms of the Options, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to the Options as a result of the stock dividend, stock split or reverse stock split.

(b)    Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 10(a), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control, the Administrator, in its discretion and without the consent of the Optionee, shall make any adjustments in the Options, including but not limited to modifying the number, kind and price of securities subject to the Options.

(c)    Change in Control Transactions. In the event of any transaction resulting in a Change in Control, the Options will continue in full force and effect and no accelerated vesting shall occur.

(d)    Pooling of Interests Transaction. Notwithstanding anything in the Plan or this Agreement to the contrary, in connection with any business combination authorized by the Board, the Administrator, in its sole discretion and without the consent of the Optionee, may make any modifications to the Options, including but not limited to cancellation, forfeiture, surrender or other termination of the Options, in whole or in part, regardless of their vested status, but solely to the extent necessary to facilitate the compliance of such transaction with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

(e)    Adjustments for Unusual Events. The Administrator is authorized to make, in its discretion and without the consent of the Optionee, adjustments in the terms and conditions of, and the criteria included in, the Options in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Options or the Plan.

(f)    Binding Nature of Adjustments. Adjustments under this Section 10 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to the Options on account of any such adjustments. The terms and conditions of this Agreement shall apply with equal force to any additional and/or substitute securities received by the Optionee pursuant to this Section 10 in exchange for, or by virtue of the Optionee’s ownership of, the Options or the Option Shares, except as otherwise determined by the Administrator.

10.    Confidential Information. In consideration of the Options granted to the Optionee pursuant to this Agreement, the Optionee agrees and covenants that, except as specifically authorized by the Company, the Optionee will keep confidential any trade secrets or confidential or proprietary information of the Company which are now or which hereafter may become known to the Optionee as a result of the Optionee’s employment by or other service relationship with the Company, and shall not at any time, directly or indirectly, disclose any such information to any person, firm, Company or other entity, or use the same in any way other than in connection with the business of the Company, at all times during and after the Optionee’s employment or other service relationship. The provisions of this Section 11 shall not narrow or otherwise limit the obligations and responsibilities of the Optionee set forth in any agreement of similar import entered into between the Optionee and the Company.

11.    Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement shall alter the at-will or other employment status or other service relationship of the Optionee, nor be construed as a contract of employment or service relationship between the Company and the Optionee, or as a contractual right of Optionee to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge the Optionee at any time with or without cause or notice and whether or not such discharge results in the failure of any Options to vest or any other adverse effect on the Optionee’s interests under the Plan.

12.    No Rights as a Stockholder. The Optionee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued to him or her upon the due exercise of the Options. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such shares are issued.

13.    The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14.    Optionee. Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, or another permitted transferee, the word “Optionee” shall be deemed to include such person.

15.    Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Company, or addressed to the Administrator, care of the Company for the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

16.    Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the Options granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options granted hereunder shall be void and ineffective for all purposes.

17.    Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Option Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by each of the parties hereto.

18.    Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is provided to you with this Agreement.

19.    Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any suit with respect hereto will be brought in the federal or state courts in the districts which include the city and state in which the principal offices of the Company are located, and the Optionee hereby agrees and submits to the personal jurisdiction and venue thereof.

21.    Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

Enclosure: ZEALOUS HOLDINGS, INC. 2007 Stock Incentive Plan

EXERCISE FORM

Administrator of ________ Stock Incentive Plan
c/o Office of the Corporate Secretary
ZEALOUS HOLDINGS, INC.
1800 Century Park East, Suite 200
Los Angeles, CA 90067

Gentlemen:

I hereby exercise the Options granted to me on _______________________, ______,by Zealous Holdings, Inc. (the “Company”), subject to all the terms and provisions of the applicable grant agreement and of the Zealous Holdings, Inc. Stock Incentive Plan (the “Plan”), and notify you of my desire to purchase ________ shares of Common Stock of the Company at a price of $__________ per share pursuant to the exercise of said Options.

This will confirm my understanding with respect to the shares to be issued to me by reason of this exercise of the Options (the shares to be issued pursuant hereto shall be collectively referred to hereinafter as the “Shares”) as follows:

(a)    I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

(b)    The Shares are being issued without registration under the Securities Act of 1933, as amended (the “Act”), in reliance upon one or more exemptions contained in the Act, and such reliance is based in part on the above representation.

(c)    The certificates for the Shares to be issued to me will bear a legend substantially as follows:

“The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Company of a favorable opinion of its counsel and/or submission to the Company of such other evidence as may be satisfactory to counsel for the Company, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

The shares of stock represented by this certificate are subject to forfeiture, restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain grant agreement and stock restriction agreement between the Company and the registered owner of this certificate (or his predecessor in interest), and no transfer of such shares may be made without compliance with those agreements. A copy of those agreements are available for inspection by any shareholder of the Company at the office of the Company upon appropriate request and without charge.”

Appropriate stop transfer instructions will be issued by the Company to its transfer agent.

(d)    Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate. As a condition to any transfer of the Shares, I understand that the Company will require an opinion of counsel satisfactory to the Company to the effect that such transfer does not require registration under the Act or any state securities law.

(e)    The Company is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for my benefit.

(f)    I am a party to a grant agreement and a stock restriction agreement with the Company, pursuant to which I have agreed to certain restrictions on the transferability of the Shares and other matters relating thereto.

Total Amount Enclosed: $__________

Date:_______________________	____________________________________
(Optionee)

Received by ZEALOUS HOLDINGS, INC. on
___________________________, ____

By: _________________________________

EXHIBIT 7

ZEALOUS HOLDINGS, INC.
2007 INCENTIVE STOCK PLAN
RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement (the “Agreement”) is made between ________________ (the “Purchaser”) and Zealous Holdings, INC. (the “Company”) or its assignees of rights hereunder as of ________, 200_.

Unless otherwise defined herein, the terms defined in the 2007 Incentive Stock Plan (the “Plan”) and the Non-Statutory Stock Option Grant Agreement (the “Option Grant Agreement”) shall have the same defined meanings in this Agreement.

RECITALS

A.    The Purchaser has been granted Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan, the Option Grant Agreement and this Agreement.

B.    Purchaser has elected to exercise the Option to purchase shares of Common Stock and has agreed to enter into this Agreement, which sets forth the rights and obligations of the parties with respect to shares of Common Stock acquired in connection with the Option.

In consideration of the mutual covenants and representations set forth below, the Company and Purchaser agree as follows:

AGREEMENT

1.    Repurchase Option.

(a)    If Purchaser’s status as an employee of the Company is terminated for any reason, the Company shall have the right and option for one-hundred and eighty (180) days from such date to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all shares of Common Stock owned by the Purchaser (i) in the event of a termination for Cause, at the Exercise Price paid by the Purchaser for the Option Shares or (ii) in the event of a termination not for Cause by the Company or by the Purchaser for Good Reason at a price equal to the Exercise Price increased by an amount equal to 10% per annum as measured from the date the Exercise Price is paid by the Purchaser (the “Repurchase Option”).

(b)    Upon the occurrence of such termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be) with a copy to the escrow agent described in Section 4 below, a notice in writing indicating the Company’s intention to exercise the Repurchase Option and, at the Company’s option, by delivering to the Purchaser (or the Purchaser’s transferee or legal representative) (i) a check in the amount of the aggregate repurchase price, or (ii) a check in the amount of 10% of the repurchase price together with a promissory note in the amount of the aggregate repurchase price, less 10% of such amount, payable in equal amounts annually over a period of five years from the date of termination, together with interest at a rate of 10% per annum on any outstanding amount. Upon delivery of such notice and payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Option Shares being repurchased and the rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Option Shares being repurchased by the Company.

(c)    Whenever the Company shall have the right to repurchase Option Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company’s Repurchase Option under this Agreement and purchase all or a part of such Option Shares.

(d)    If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within one-hundred and eighty (180) days following the termination, the Repurchase Option shall terminate.

2.    Transferability of the Shares.

(a)    Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Option Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b)    Transfer or sale of the Option Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof with respect to any Option Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

(c)    Except as provided in paragraph 1 hereof, the Option Shares may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

(d)    Any transfer by Optionee of Option Shares shall be null and void ab initio unless the recipient of the of the Shares agrees that such Option Shares shall continue to be subject to all the restrictions of this Agreement.

(e)    The Company shall not be required to (i) transfer on its books any Option Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Option Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Option Shares have been transferred in contravention of this Agreement.

3.    Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON VOTING AND TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

4.    Lock-Up Period. Purchaser hereby agrees that Purchaser shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Option Shares (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Purchaser (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company or in the event of a reverse merger of the Company into a public entity as specified by the Administrator, not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act of 1933, as amended (the “Securities Act”) (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Purchaser agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Purchaser shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day (or other) period. Purchaser agrees that any transferee of the Option Shares acquired pursuant hereto shall be bound by this Section.

5.            Purchaser Investment Representations. In connection with the purchase of the above-listed Shares, the undersigned Purchaser represents to the Company the following:

(a)    Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Option Shares. Purchaser is acquiring these Option Shares for investment for Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b)    Purchaser acknowledges and understands that the Option Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Purchaser’s representation was predicated solely upon a present intention to hold these Option Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Option Shares, or for a period of one year or any other fixed period in the future. Purchaser further understands that the Option Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Option Shares. Purchaser understands that the certificate evidencing the Option Shares will be imprinted with any legend required under applicable state securities laws.

(c)    Purchaser is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Purchaser, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Option Shares exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Option Shares being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Option Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Option Shares were sold by the Company or the date the Option Shares were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Option Shares by an affiliate, or by a non-affiliate who subsequently holds the Option Shares less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d)    Purchaser further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Purchaser understands that no assurances can be given that any such other registration exemption will be available in such event.

6.    Adjustment for Stock Split. All references to the number of Option Shares and the purchase price of the Option Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Option Shares.

7.    Notices. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

8.    Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

9.    Lock-Up Agreement. The Optionee agrees that following the effective date of a registration statement of the Company filed under the Securities Act, the Employee, for the duration specified by and to the extent requested by the Company and an underwriter of Common Stock or other securities of the Company, will not directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, or otherwise transfer or dispose of any Option Shares held by the Optionee at any time during such period except Option Shares included in such registration; provided however, that (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering, and (b) all officers and directors of the Company enter into similar agreements. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 9.

10.    Drag-Along/Tag Along Rights. If at any time any stockholder of the Company, or group of stockholders, owning a majority or more of the voting capital stock of the Company (hereinafter, the “Transferring Stockholders”) proposes to enter into any transaction involving (a) a sale of more than 50% of the outstanding voting capital stock of the Company or (b) any merger, share exchange, consolidation or other reorganization or business combination of the Company immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Company immediately prior to such transaction or after which persons who hold a majority of the voting capital stock of the surviving entity are not persons who held a majority of the voting capital stock of the Company immediately prior to such transaction, (A) the Company may require the Optionee to participate in such transaction by giving the Optionee written notice thereof at least ten days in advance of the date of the transaction or the date that tender is required, as the case may be or (B) the Optionee may require the Company and its other shareholders to permit Optionee to participate in such transaction on the same pro-rata basis as the other shareholders by giving the Company written notice thereof at least ten days in advance of the date of the transaction or the date that tender is required, as the case may be.

11.    Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. Any action arising out of or in connection with this Agreement and/or the Plan shall be brought in the federal or state courts located in the State of Delaware, which court shall have exclusive jurisdiction over any such action, and each party hereto irrevocably hereby consents to the personal jurisdiction of, and waives any objection to venue in, such court, including, but not limited to, any objection of an inconvenient forum.

12.    Entire Agreement. The Plan is incorporated herein by reference. The Plan, Option Grant Agreement, and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

ZEALOUS HOLDINGS, INC.

________________________________	By:______________________________
Signature	Name: Milton C. Ault
Print Name:	Title: Chief Executive Officer

Residence Address:

______________________

______________________

______________________

EXHIBIT A
ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, «Name», hereby sell, assign and transfer unto ZEALOUS HOLDINGS, Inc. ___________________ (_______) shares of the Common Stock of ZEALOUS HOLDINGS, Inc. , standing in my name of the books of said corporation represented by Certificate No. ____ herewith and do hereby irrevocably constitute and appoint _____________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between ZEALOUS HOLDINGS, Inc. and the undersigned dated, ___________________, _____(the “Agreement”).

Dated: _________________, ______	Signature: _________________________________

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

A-1

EXHIBIT B

JOINT ESCROW INSTRUCTIONS

 _________________, 200_
Corporate Secretary
ZEALOUS HOLDINGS, Inc.
__________________
__________________

Dear Corporate Secretary:

As Escrow Agent for both ZEALOUS HOLDINGS, Inc. (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the “Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.    In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.    At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s repurchase option.

3.    Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.    Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s repurchase option. Within 120 days after cessation of Purchaser’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s repurchase option.

5.    If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6.    Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.    You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-infact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.    You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.    You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.   You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.   You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12.   Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.   If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.   It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.   Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

16.    By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.    This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.    These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of New York.

PURCHASER	ZEALOUS HOLDINGS, Inc.

______________________________________	______________________________________
Signature	By

«Name»	______________________________________
Print Name	Title

«Address»
Residence Address

ESCROW AGENT

______________________________________
Corporate Secretary

Dated: _________________________, _______

EXHIBIT C

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	TAXPAYER: «Name»	SPOUSE:

ADDRESS:	«Address»

IDENTIFICATION NO.:	TAXPAYER:	SPOUSE:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows: «Shares» shares (the “Shares”) of the Common Stock of ZEALOUS HOLDINGS, Inc. (the “Company”).

3.	The date on which the property was transferred is: _________________

4.	The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $«Aggregate_Price».

6.	The amount (if any) paid for such property is: $«Aggregate_Price».

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ____________________, ______	____________________________________
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ____________________, ______	____________________________________
Spouse of Taxpayer

C-1

EXHIBIT 8

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of September 3, 2007 and shall be effective as of September 3, 2007 (the "Effective Date") by and between Zealous Holdings, Inc., a California corporation, with an office located at 1800 Century Park East, Suite 200, Los Angeles, CA 90067 (the "Company") and Sothi Thillairajah, an individual with an address located at 1080 South Adams, Denver, CO 80209 ("Thillairajah").

WHEREAS, the Company desires to retain the services of Thillairajah as Chief Operating and Chief Financial Officer and Thillairajah is willing to be employed by the Company in such capacity.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. Employment. Thillairajah is hereby employed and engaged to serve the Company as the Company's Chief Operating and Chief Financial Officer, or such additional titles as the Company shall specify from time to time with the consent of Thillairajah, and Thillairajah does hereby accept and agrees to such engagement and employment.

2. Duties. Thillairajah's duties shall be such duties and responsibilities as the Company shall specify from time to time, which shall entail those duties customarily performed by the Chief Operating and Chief Financial Officer of a company with a business commensurate with those of the Company. Thillairajah shall have such authority, discretion, power and responsibility, and shall be entitled to office, secretarial and other facilities and conditions of employment, as are customary or appropriate to his position. Thillairajah shall diligently and faithfully execute and perform such duties and responsibilities, subject to the general supervision and control of the Company's Chief Executive Officer. Thillairajah shall be responsible and report to the Company's Chief Executive Officer. Thillairajah shall devote the majority of his attention, energy, and skill to the business and affairs of the Company. Thillairajah shall be permitted to engage in other business activities that do not directly compete with the Company.

Nothing in this Agreement shall preclude Thillairajah from devoting reasonable periods required for:

(a)    serving as a director or member of a committee of any organization or corporation involving no conflict of interest with the interests of the Company, with board approval;

(b)    serving as a consultant in his area of expertise (in areas other than in connection with the business of the Company), to government, industrial, and academic panels where it does not conflict with the interests of the Company; and

(c)    managing his personal investments or engaging in any other non-competing business;

provided that such activities do not materially interfere with the regular performance of his duties and responsibilities under this Agreement as reasonably determined in good faith by the Company.

3. Best Efforts of Thillairajah. During his employment hereunder, Thillairajah shall, subject to the direction and supervision of the Company's Chief Executive Officer, devote the majority of his business time, best commercially reasonable efforts, business judgment, skill, and knowledge to the advancement of the Company's interests and to the discharge of his duties and responsibilities hereunder. Notwithstanding the foregoing, nothing herein shall be construed as preventing Thillairajah from investing his assets in any business.

4. Compensation of Thillairajah.

(a)
Base Compensation. As compensation for the services provided by Thillairajah under this Agreement, the Company shall pay Thillairajah an annual salary of One Hundred Eighty Thousand Dollars ($180,000). The compensation of Thillairajah under this Section shall be paid in accordance with the Company's usual payroll procedures.

(b)
Stock and Stock Options. Upon execution of this Agreement, the Company: shall grant Thillairajah 175,000 restricted shares of the Company's common stock which shall vest immediately. In addition, the company shall grant Thillairajah 275,000 stock options with a strike price of one (1) dollar and a term of five years: 50,000 options shall vest upon the completion of the merger with Zealous Trading Group, Inc.; 50,000 options shall vest upon the post merger registration statement being declared effective by the SEC; 50,000 options shall vest upon the first full year of the company not receiving an "E" for late 10Q or 10K filings; and of which an additional 125,000 options shall vest upon a national stock exchange listing (i.e NYSE, AMEX, NASDAQ small-cap, ACRA or AIM). All. 450,000 shares and options immediately vest if the company is acquired before all of the preceding milestones are met.

(c)	Relocation. After signing this Agreement, the Company shall pay all reasonable relocation expenses to move Thillairajah and his family from Denver, Colorado to Southern California.

(d)
Bonus. In addition to the base compensation in Section 5(a), Thillairajah shall be eligible to receive an annual bonus determined by the Board of Directors based on the performance of the Company and Thillairajah.

5. Benefits. Thillairajah shall also be entitled to participate in any and all Company benefit plans, from time to time, in effect for employees of the Company, including, but not limited to, health, dental and vision insurance plans available to the Company's senior management executives and their dependents. Such participation shall be subject to the terms of the applicable plan documents and generally applicable Company policies.

6. Vacation, Sick Leave and Holidays. Thillairajah shall be entitled to four (4) weeks of paid vacation, with such vacation to be scheduled and taken in accordance with the Company's standard vacation policies. Two (2) weeks of unused, accrued vacation can be carried into the next year. Remaining unused, accrued vacation time will be paid during the first quarter of the following year. In addition, Thillairajah shall be entitled to such sick leave and holidays at full pay in accordance with the Company's policies established and in effect from time to time.

7. Business Expenses. The Company shall promptly reimburse Thillairajah for all reasonable out-of-pocket business expenses incurred in performing Thillairajah's duties and responsibilities hereunder in accordance with the Company's policies, provided Thillairajah promptly furnishes to the Company adequate records of each such business expense. Such expenses shall be reimbursed in accordance with the Company's regular reimbursement practices.

8. Location of Thillairajah's Activities. Thillairajah's principal place of business in the performance of his duties and obligations under this Agreement shall be at a place to be determined by the Company's Chief Executive Officer in the Southern California area. Notwithstanding the preceding sentence, Thillairajah will engage in such travel and spend such time in other places as may be reasonably necessary or appropriate in discharging of his duties hereunder.

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9. Confidential Information/Inventions.

(a) Confidential Information. Thillairajah shall not, in any manner, for any reasons, either directly or indirectly, divulge or communicate to any person, firm or corporation, any confidential information concerning any matters not generally known or otherwise made public by Company which affects or relates to the Company's business, finances, marketing and/or operations, research, development, inventions, products, designs, plans, procedures, or other data (collectively, "Confidential Information") except in the ordinary course of business, as necessary to joint venture partners or as required by applicable law for a period of one year. Without regard to whether any item of Confidential Information is deemed or considered confidential, material, or important, the parties hereto stipulate that as between them, to the extent such item is not generally known in the oil and gas industry, such item is important, material, and confidential and affects the successful conduct of the Company's business and goodwill, and that any breach of the terms of this Section 9 shall be a material and incurable breach of this Agreement. Confidential Information shall not include: (i) information obtained or which became known to Thillairajah other than through his employment by the Company; (ii) information in the public domain at the time of the disclosure of such information by Thillairajah; (iii) information that Thillairajah can document was independently developed by Thillairajah; (iv) information that is disclosed by Thillairajah with the prior written consent of the Company and (v) information that is disclosed by Thillairajah as required by law, governmental regulation or court order.

(b) Documents. Thillairajah further agrees that all documents and materials furnished to Thillairajah by the Company and relating to the Company's business or prospective business are and shall remain the exclusive property of the Company. Thillairajab shall deliver all such documents and materials, not copied, to the Company upon demand therefore and in any event upon expiration or earlier termination of this Agreement. Any payment of sums due and owing to Thillairajah by the Company upon such expiration or earlier termination shall be conditioned upon returning all such documents and materials, and Thillairajah expressly authorizes the Company to withhold any payments due and owing pending return of such documents and materials.

(c) Inventions. All ideas, inventions, and other developments or improvements conceived or reduced to practice by Thillairajah, alone or with others, during the Term of this Agreement, whether or not during working hours, that are within the scope of the business of the Company or that relate to or result from any of Thillairajah's work or projects or the services provided by Thillairajah to the Company pursuant to this Agreement, shall be the exclusive property of the Company. Thillairajah agrees to assist the Company, at the Company's expense, to obtain patents and copyrights on any such ideas, inventions, writings, and other developments, and agrees to execute all documents necessary to obtain such patents and copyrights in the name of the Company.

(d) Disclosure. During the Term, Thillairajah will promptly disclose to the Chief Executive Officer full information concerning any interest, direct or indirect, of Thillairajah (as owner, shareholder, partner, lender or other investor, director, officer, employee, consultant or otherwise) or any member of his immediate family in any business that is reasonably known to Employee to purchase or otherwise obtain services or products from, or to sell or otherwise provide services or products to, the Company or to any of its suppliers or customers.

10. Non-Compete. Except as expressly permitted herein, during the Term of this Agreement, Thillairajah shall not engage in any of the following competitive activities: (a) engaging directly or indirectly in any business or activity substantially similar to any business or activity engaged in (or proposed to be engaged in) by the Company; (b) engaging directly or indirectly in any business or activity competitive with any business or activity engaged in (or proposed to be engaged in) by the Company in; (c) soliciting or taking away any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor of the Company, or attempting to so solicit or take away; (d) interfering with any contractual or other relationship between the Company and any employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor; or (e) using, for the benefit of any person or entity other than the Company, any Confidential Information of the Company. The foregoing covenant prohibiting competitive activities shall survive the termination of this Agreement and shall extend, and shall remain enforceable against Thillairajah, for the period of five (5) years, following the date this Agreement is terminated In addition, during the one-year period following such expiration or earlier termination, neither Thillairajah nor the Company shall make any negative statement of any kind concerning the Company or its affiliates, or their directors, officers or agents or Thillairajah.

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11. Injunctive Relief. Thillairajah acknowledges and agrees that the covenants and obligations of Thillairajah set forth in Sections 9 and 10 with respect to non-competition, non-solicitation, confidentiality and the Company's property relate to special, unique and extraordinary matters and that a violation of any of the terms of such covenants and obligations will cause the Company irreparable injury for which adequate remedies are not available at law. Therefore, Thillairajah agrees that the Company shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain Thillairajah from committing any violation of the covenants and obligations referred to in this Section 11. These injunctive remedies are cumulative and in addition to any other rights and remedies the Company may have at law or in equity.

12. Survival. Thillairajah agrees that the provisions of Sections 9, 10 and 11 shall survive expiration or earlier termination of this Agreement for any reasons, whether voluntary or involuntary, with or without cause, and shall remain in full force and effect thereafter. Notwithstanding the foregoing, if this Agreement is terminated upon the dissolution of the Company, the filing of a petition in bankruptcy by the Company or upon an assignment for the benefit of creditors of the assets of the Company, Sections 9, 10 and 11 shall be of no further force or effect.

13. Termination. Your employment with the Company will be "at will", meaning that either you or the Company will be entitled to terminate your employment at any time and for any reason, with or without cause, after ninety (30) days written notice is given. Notwithstanding any other provisions hereof to the contrary, Thillairajah's employment hereunder shall terminate under the following circumstances:

(a)	Voluntary Termination by Thillairajah. Thillairajah shall have the right to voluntarily terminate this Agreement and his employment hereunder at any time during the Employment Term.

(b)
Voluntary Termination by the Company. The Company shall have the right to voluntarily terminate this Agreement and Thillairajah's employment hereunder at any time. If the Company initiates an "at will" termination of your employment as described above the Company agrees to pay Thillairajah a lump-sum separation fee at the time of termination equal to six (6) months salary plus benefits and be granted immediate vesting of all unvested stock and options.

(c)
Termination for Cause. The Company shall have the right to terminate this Agreement and Thillairajah's employment hereunder at any time for cause. For purposes of this Agreement, the term "cause" for termination by the Company shall be (a) a conviction of or plea of guilty or nolo contendere by Thillairajah to a felony, or any crime involving fraud or embezzlement; (b) the refusal by Thillairajah to perform his material duties and obligations hereunder; (c) Thillairajah's willful and intentional misconduct in the performance of his material duties and obligations; or (d) if Thillairajah or any member of his family makes any personal profit arising out of or in connection with a transaction to which the Company is a party or with which it is associated without making disclosure to and obtaining the prior written consent of the Board of Directors. The written notice given hereunder by the Company to Thillairajah shall specify in reasonable detail the cause for termination. For purposes of this Agreement, "family" shall mean Thillairajah's spouse and/or children. In the case of a termination for the causes described in (a) and (d) above, such termination shall be effective upon receipt of the written notice. In the ease of the causes described in (b) and (c) above, such termination notice shall not be effective until ten (10) days after Thillairajah's receipt of such notice, during which time Thillairajah shall have the right to respond to the Company's notice and cure the breach or other event giving rise to the termination.

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(d)
Event of Sale, Merger or Change of Control. In the event of the sale, merger or change of control of the Company during your employment, or in the event of an agreement to sell, merge or change control of the Company during your employment, the Company or its successor(s) agree to immediately vest all unvested stock and options and offer you employment under the terms given above, for a period of at least (6) six months after the sale or merger closing date. If this extension is not given by the Company or its successor(s) and accepted by you, then the Company or its successor(s) agree to pay to you a lump-sum separation fee equivalent to (6) six months of salary plus benefits. Employment "at will" provisions described above cannot be applied by the Company from 120 days before the date of the agreement to sell or merge the Company to the closing date. If an "at will" action to terminate your employment is taken by the Company during this time period, or if you are asked to voluntarily end your employment by the Company during this time period, you will be entitled to immediate vesting of all unvested stock and options and a lump-sum payment of the equivalent of your salary and benefits for (6) six months, to be paid on or before the sale or merger closing date.

(e)
Termination Upon Death. If Thillairajah dies during the Term of this Agreement, this Agreement shall terminate, except that Thillairajah's legal representatives shall be entitled to receive any earned but unpaid compensation or expense reimbursement due hereunder through the date of death.

(f)
Termination Upon Disability. If, during the Term of this Agreement, Thillairajah suffers and continues to suffer from a "Disability" (as defined below), then the Company may terminate this Agreement by delivering to Thillairajah thirty (30) calendar days' prior written notice of termination based on such Disability, setting forth with specificity the nature of such Disability and the determination of Disability by the Company. For the purposes of this Agreement, "Disability" means Thillairajah's inability, with reasonable accommodation, to substantially perform Thillairajah's duties, services and obligations under this Agreement due to physical or mental illness or other disability for a continuous, uninterrupted period of one hundred and eighty (180) calendar days or two hundred and ten (210) days during any twelve month period. Upon any such termination for Disability, Thillairajah shall be entitled to receive any earned but unpaid compensation or expense reimbursement due hereunder through the date of termination.

(g)	Effect of Termination.

(i) In the event that this Agreement and Thillairajah's employment is voluntarily terminated by Thillairajah pursuant to Section 13(a), or in the event the Company terminates this Agreement for cause pursuant to Section 13(c), all obligations of the Company and all duties, responsibilities and obligations of Thillairajah under this Agreement shall cease. Upon such termination, the Company shall (i) pay Thillairajah a cash lump sum equal to all accrued base salary through the date of termination plus all accrued vacation pay and bonuses, if any; and (ii) any shares of common stock or options granted to Thillairajah by the Company which have not vested pursuant to Section 4 hereof shall be terminated.

5

(ii) In the event that this Agreement and Thillairajah's employment is voluntarily terminated by the Company pursuant to Section 13(b), all obligations of the Company and all duties, responsibilities and obligations of Thillairajah under this Agreement shall cease. Upon such termination, the Company shall pay Thillairajah a cash lump sum equal to all accrued base salary through the date of termination plus all accrued vacation pay and bonuses, if any; (ii) the separation fee; and (iii) any shares of common stock or options granted to Thillairajah by the Company pursuant to Section 4 hereof shall become immediately vested.

(iii) In the event this Agreement is terminated upon the death of Thillairajah pursuant to Sections 11(e), Thillairajah's estate shall be entitled to all compensation pursuant to Sections 4 and 5 for the period of 6 months after his death. Payment will be made to Thillairajah's estate. In the event of a merger, consolidation, sale, or change of control, the Company's rights hereunder shall be assigned to the surviving or resulting company, which company shall then honor this Agreement with Thillairajah and his estate.

14. Resignation as Officer. In the event that Thillairajah's employment with the Company is terminated for any reason whatsoever, Thillairajah agrees to immediately resign as an Officer and/or Director of the Company and any related entities. For the purposes of this Section 14, the term the "Company" shall be deemed to include subsidiaries, parents, and affiliates of the Company.

15. Governing Law, Jurisdiction and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to any applicable conflicts of law provisions.

16. Independent Legal Advice. The Company has obtained legal advice concerning this Agreement and has requested that Thillairajah obtain independent legal advice with respect to same before executing this Agreement. Thillairajah, in executing this Agreement, represents and warranties to the Company that he has been so advised to obtain independent legal advice, and that prior to the execution of this Agreement he has so obtained independent legal advice, or has, in his discretion, knowingly and willingly elected not to do so.

17. Business Opportunities. During the Employment Term Thillairajah agrees to bring to the attention of the Company's Chief Executive Officer and the Company's Board of Directors all written business proposals that come to Thillairajah's attention and all business or investment opportunities of whatever nature that are created or devised by Thillairajah and that relate to areas in which the Company conducts business and might reasonably be expected to be of interest to the Company or any of its subsidiaries.

18. Employee's Representations and Warranties. Thillairajah hereby represents and warrants that he is not under any contractual obligation to any other company, entity or individual that would prohibit or impede Thillairajah from performing his duties and responsibilities under this Agreement and that he is free to enter into and perform the duties and responsibilities required by this Agreement.

19. Indemnification.

(a)
The Company agrees that if Thillairajah is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is Thillairajah's alleged action in an official capacity while serving as a director, officer, member, employee or agent, Thillairajah shall be indemnified and held harmless by the Company to the fullest extent permitted or authorized by the Company's certificate of incorporation or bylaws or, if greater, by the laws of the State of California, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by Thillairajah in connection therewith, and such indemnification shall continue as to Thillairajah even if he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of Thillairajah's heirs, executors and administrators. The Company shall advance to Thillairajah to the extent permitted by law all reasonable costs and expenses incurred by his in connection with a Proceeding within 20 days after receipt by the Company of a written request, with appropriate documentation, for such advance. Such request shall include an undertaking by Thillairajah to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

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(b)
Neither the failure of the Company (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by Thillairajah that indemnification of Thillairajah is proper because he has met the applicable standard of conduct, nor a determination by the Company (including its Board of Directors, independent legal counsel or stockholders) that Thillairajah has not met such applicable standard of conduct, shall create a presumption that Thillairajah has not met the applicable standard of conduct.

(c)	The Company agrees to continue and maintain a liability insurance policy covering Thillairajah to the extent the Company provides such coverage for its other executives and officers.

(d)
Promptly after receipt by Thillairajah of notice of any claim or the commencement of any action or proceeding with respect to which Thillairajah is entitled to indemnity hereunder, Thillairajah shall notify the Company in writing of such claim or the commencement of such action or proceeding, and the Company shall (i) assume the defense of such action or proceeding, (ii) employ counsel reasonably satisfactory to Thillairajah, and (iii) pay the reasonable fees and expenses of such counsel. Notwithstanding the preceding sentence, Thillairajah shall be entitled to employ counsel separate from counsel for the Company and from any other party in such action if Thillairajah reasonably determines that a conflict of interest exists which makes representation by counsel chosen by the Company not advisable. In such event, the reasonable fees and disbursements of such separate counsel for Thillairajah shall be paid by the Company to the extent permitted by law.

(e)
After the termination of this Agreement and upon the request of Thillairajah, the Company agrees to reimburse Thillairajah for all reasonable travel, legal and other out-of-pocket expenses related to assisting the Company to prepare for or defend against any action, suit, proceeding or claim brought or threatened to be brought against the Company or to prepare for or institute any action, suit, proceeding or claim to be brought or threatened to be brought against a third party arising out of or based upon the transactions contemplated herein and in providing evidence, producing documents or otherwise participating in any such action, suit, proceeding or claim. In the event Thillairajah is required to appear after termination of this Agreement at a judicial or regulatory hearing in connection with Thillairajah's employment hereunder, or Thillairajah's role in connection therewith, the Company agrees to pay Thillairajah a sum, to be mutually agreed upon by Thillairajah and the Company, a daily fee and reasonable expenses for each day of his appearance and each day of preparation therefor.

20. Notices. All demands, notices, and other communications to be given hereunder, if any, shall be in writing and shall be sufficient for all purposes if personally delivered, sent by facsimile or sent by United States mail to the address below or such other address or addresses as such party may hereafter designate in writing to the other party as herein provided.

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Company:	Thillairajah:
Zealous Holding Group, LLC.	1080 South Adams
1800 Century Park East	Denver, CO 8020
Los Angeles, CA 90067
Fax # (310) 895-7779	Fax # (917) 591-2926

21. Entire Agreement. This Agreement contains the entire agreement of the parties and there are no other promises or conditions in any other agreement, whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties. This Agreement may be modified or amended, if the amendment is made in writing and is signed by both parties. This Agreement is for the unique personal services of Thillairajah and is not assignable or delegable, in whole or in part, by Thillairajah. This Agreement may be assigned or delegated, in whole or in part, by the Company and, in such case, shall be assumed by and become binding upon the person, firm, company, corporation or business organization or entity to which this Agreement is assigned, subject to the provisions of section 13 (d). The headings contained in this Agreement are for reference only and shall not in any way affect the meaning or interpretation of this Agreement. If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and, in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

[Remainder of page intentionally left blank.]

8

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Zealous Holdings, Inc.	Sothi Thillairajah:

By: /s/ Milton "Todd" Ault, III	/s/ Sothi Thillairajah
Name: Milton "Todd" Ault, III	Sothi Thillairajah
Title: Chief Executive Officer

9

EXHIBIT 9

MEMORANDUM OF UNDERSTANDING
REGARDING EMPLOYMENT
FOR
GARINE KAREN MINNETIAN

This memorandum outlines the basic terms of your at will employment with Zealous Holdings, Inc. ("Zealous") and is effective as of August 14, 2007:

DUTIES:	As an employee of Zealous, you are expected to provide legal services for Zealous and its subsidiaries, and perform such other functions as may be requested from time to time.

START DATE:	August 14, 2007

TITLE:	General Counsel

COMPENSATION:
BASE SALARY: As compensation for the performance of your duties, you will receive an initial base compensation of $100,000.00 from the Start Date, subject to future adjustment, payable in semi-monthly installments, due on the 15th and the last day of each month, during the term hereof. You will receive a six-month performance review.

DISCRETIONARY BONUSES: We may, in our sole and absolute discretion, award you discretionary forms of compensation, including but not limited to cash and/or investment opportunities, as bonuses in recognition of your overall past and anticipated contributions, achievements and performance as an employee of Zealous; provided, that such bonus shall not be less than $10,000. In the event that we undergo a merger, acquisition or other type of transaction in which control of our shares or votes, or all or substantially all of our assets are transferred, we may issue, in our sole and absolute discretion, shares of common stock in Zealous, and/or cash as a bonus.

TERMINATION:
Either party, Zealous or you, may terminate this employment. In the event your employment (which may be terminated at any time) is terminated for any reason, you will receive payment of any amounts required to be paid to you as an employee pursuant to applicable laws, as otherwise provided for herein, or as we may otherwise mutually agree to at the time; you will be reimbursed for any outstanding out-of-pocket reimbursable expenses in accordance with our policies.

Except for Termination for Cause or Disability, in the event of any voluntary termination by the Company of your employment with Zealous, you shall be entitled to receive as severance, among other things to be mutually agreed upon by the parties, a lump sum amount equal to 2 month's base salary at the rate of the salary in effect at the time of such termination.

The term "Cause" shall mean: (i) your willful misconduct; (ii) your willful failure to perform the duties; (iii) your causing of intentional damage to the tangible or intangible property of Zealous (including it's parents, subsidiaries, affiliates, successors, assigns, predecessors); (iv) your conviction of any felony or any other crime involving moral turpitude; (v) your performance of any dishonest or fraudulent act materially detrimental to the best interests of Zealous, its parents, subsidiaries, its stockholders or Affiliates, predecessors, successors, assigns; (vi) your violation of the Confidentiality and Non-Disclosure Agreement pursuant to this Agreement and the one signed by you as an employee; (vii) your failure to perform the duties in a competent manner; or (viii) your failure to perform the duties for any reason.

In addition, inasmuch as Zealous and its affiliates make up a small, intimate private organization that relies heavily upon the "team" approach and the continuity of our working relationship, we reserve the right in our sole and absolute discretion to redeem, as of the date of your termination, any equity investment you hold in Zealous or any of its parent, subsidiaries or affiliates, subject to the Options portion in this agreement.

INDEMNITY:
Without in any way limiting any of the rights and remedies otherwise available to you, Zealous shall indemnify and hold harmless you from and against any and all losses, liabilities, claims, actions (including without limitation shareholder actions), damages (including incidental and consequential damages), demands, obligations, orders, contracts, agreements, expense (including without limitation, costs of investigation and defense, out of pocket expenses, accountants, reasonable attorney's fees, and expert witness fees) or complaints, whether or not involving third party claims, arising directly or indirectly from or in connection with your services, related to or arising out of this Memorandum of Understanding, or your relationship with us. We will also agree that you shall not have any liability to us, or in connection with, the services or matters pertaining to this agreement, except for any such liability for losses, claims, damages, or liabilities incurred by us that results for your willful misconduct. The foregoing indemnification rights shall be in addition to any rights that you may have at common law or otherwise.

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The rights and obligations of the parties under this section shall be binding upon and inure to the benefit of any successors, assigns, and heirs of the parties. This indemnification section shall survive termination of this agreement.

STOCK &STOCK OPTION:
You will be issued 25,000 shares of Class B common stock of Zealous Holdings, Inc., which upon the merger shall be converted to the surviving entity stock. In addition, you shall be issued 100,000 stock options to purchase shares of common stock of Zealous Holding, Inc. (or upon the merger, of the surviving company), at a strike price equal to $1.00 per share based on pre-merger valuation ("Options"). Vesting schedule pursuant to the Stock Option Plan; provided however, prior employment is inclusive in such vesting schedule.

MISCELLANEOUS:
BENEFITS: You will be entitled to participate, to the extent required by applicable law but subject to meeting eligibility requirements, in a benefits plan such as a 401k and profit sharing, we have adopted or may adopt for the benefit of similarly situated employees.

REIMBURSEMENT: We will reimburse you for your travel expenses to and from LA to San Francisco and any other locations requested or required by us, We will also reimburse you for 75% of your phone line and internet at home, 25% of your apartment rent (which includes electricity), which amounts to $650, as well as any additional expenses including office supplies (i.e. paper, printer ink, etc.) and any other reasonable expenses incurred while working in San Francisco or LA, or otherwise.

BAR RELATED MATTERS: We agree to pay for your annual bar membership fees for at least one bar association, Minimum Continuing Legal Education (MCLE) fees, or any other fees related to maintaining your license in California.

VACATION: You will be entitled to three (3) weeks of paid vacation days during your first year of employment and thereafter in accordance with the guidelines set forth in the Employee Handbook.

SICK DAYS/PERSONAL LEAVE: You will be entitled to ten (10) days of paid sick days during your first year of employment and thereafter in accordance with the guidelines set forth in the Employee Handbook. You will be entitled to five (5) days of unpaid personal leave days.

CONFIDENTIALITY AND NONDISCLOSURE AGREEMENT: Concurrent with the execution hereof, Zealous and you have entered into a Confidentiality and Nondisclosure Agreement, which is in your personnel file.

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ENTIRE AGREEMENT: This Memorandum of Understanding contains the entire agreement between the parties hereto with respect to the subject matter hereof and all prior negotiations, agreements and understandings are merged herein. This Memorandum of Understanding may not be modified or rescinded except pursuant to a written instrument signed by the party against who enforcement is sought.

SEVERABILITY: If any provisions of this Memorandum of Understanding shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Memorandum of Understanding, other than those provisions which have been so determined invalid or unenforceable to any such extent, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

GOVERNING LAW: This Memorandum of Understanding shall be governed by and construed in accordance with the laws of the State of California.

NOTHING IN THIS MEMORANDUM OF UNDERSTANDING OR OTHERWISE IS TO BE CONSTRUED AS ESTABLISHING OR RECOGNIZING ANY CONTRACT OR OBLIGATION, WHETHER REAL OR IMPLIED, TO CONTINUE EMPLOYMENT, OR TO MAINTAIN ANY POLICY, PROGRAM, BENEFIT PLAN OR PRACTICE. ZEALOUS EXPLICITLY RESERVES ITS RIGHT, IN ITS SOLE AND ABSOLUTE DISCRETION, TO CHANGE, LIMIT, RESTRICT, REVISE, ELIMINATE OR OTHERWISE MODIFY ANY OF ITS PERSONNEL POLICIES OR PRACTICES AT ANY TIME. NOTHING IN THIS MEMORANDUM OF UNDERSTANDING SHALL BE CONSTRUED AS LIMITING OR RESTRICTING THIS RIGHT IN ANY WAY, EXCEPT THAT NO CHANGE OR ALLEGED CHANGE IN OUR POLICY OF "AT-WILL" EMPLOYMENT WILL BE VALID UNLESS DOCUMENTED IN WRITING SIGNED BY THE CHIEF EXECUTIVE OFFICER.

Please acknowledge below where indicated that the foregoing accurately reflects our mutual understanding of the terms of your employment with us and that you agree to such terms. We look forward to having you on board.

Dated: November 12, 2007	Dated: November 12, 2007

ZEALOUS HOLDINGS, INC.	GARINE KAREN MINNETIAN

By: /s/ Sothi Thillarajah	/s/ Garine Karen Minnetian
Sothi Thillarajah	Garine Karen Minnetian
Chief Operating Officer	an individual

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EXHIBIT 10

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT

ZEALOUS HOLDINGS INC

Warrant Shares: ---20,000---	Initial Exercise Date: June 4, 2007

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Charles J. Kalina III (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after June 4, 2007 (the "Initial Exercise Date")  and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Zealous Holdings, Inc., a Delaware corporation (the "Company"), 20,000 shares (the "Warrant Shares") of common stock, par value $.0001 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 2.    Exercise.

 a)      Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); and, within 3 Business Days (as defined below) of the date said Notice of Exercise is delivered to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. For the purposes of this Warrant "Business Day" means any day, except Saturday, Sunday or any holiday observed by the New York Stock Exchange.

b)            Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $1.25, subject to adjustment hereunder (the "Exercise Price").

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c)    Cashless Exercise. In lieu of exercising this Warrant by payment of cash, this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	VWAP (as defined below) on the Business Day immediately preceding the date of such election;

(B) =	the Exercise Price of this Warrant, as adjusted; and

(X) =	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

For purposes of this Warrant, "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market (as defined below), the daily volume weighted average price of the Common Stock for the ten (10) trading days prior to such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. New York City time to 4:02 p.m. New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for the ten (10) trading days prior to such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the average bid price per share of the Common Stock so reported for the twenty (20) trading days prior to such date; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchaser and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company. For purposes of this Warrant, "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

d)    Mechanics of Exercise.

i.  Authorization of Warrant Shares. The Company covenants that all Warrant Shares that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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ii.  Delivery of Certificates Upon Exercise,. Certificates for shares purchased hereunder shall be transmitted by the Company to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise within 10 Business Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, have been paid.

iii.  Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv.  No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v.  Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

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vi.  Closing of Books. The Company will not close its stockholder books or records in any manner that prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.      Certain Adjustments.

a)       Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines {including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)        Adjustment for Reorganization, Consolidation, Merger.

(i)    General, In case at any time or from time to time, the Company shall (i) effect a reorganization, (ii) consolidate with or merge into any other person, or (iii) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the Holder, on the exercise hereof, as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Shares issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in Section 3(a) hereof.

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(ii)     Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of this Warrant after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company, as trustee for the holder or holders of this Warrant.

(iii)     Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

c)       Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d)        Notice to Holder.

i.   Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.   Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon

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the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 10-day period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 4.     Transfer of Warrant.

a)      Transferability. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)      NewWarrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c)             Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

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d)     Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that (i) the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, and (iii) the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a "qualified institutional buyer" as defined in Rule 144A(a) promulgated under the Securities Act.

Section 5.     Registration Rights.

a)      Piggy-Back Rights. If the Company shall, at any time, propose to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 or S-8 or another form not available for registering the Warrant Shares for sale to the public), each such time it will give written notice to the Holder of its intention so to do. Upon the written request of the Holder, received by the Company within 20 calendar days after the giving of any such notice by the Company, to register any of the Warrant Shares, the Company shall cause the Warrant Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the Holder of such Warrant Shares so registered.

b)      Limitations. In the event that any registration pursuant to Section 5(a) shall be, in whole or in part, an underwritten public offering, the number of Warrant Shares to be included in such an underwriting may be reduced (pro rata among all security-holders of the Company with contractual registration rights who are requesting to include shares in such underwriting based upon the maximum number of shares of Common Stock (on an as-converted basis) that such holders have the right to request registration of (regardless of whether registration of the maximum number of shares is being requested by such holders)) if and to the extent that the managing underwriter shall, in good faith, be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. Moreover, the Company's obligations pursuant to Section 5(a) shall not apply to the first underwritten public offering of the Company unless and to the extent that, in the opinion of the managing underwriter of such underwritten public offering, the inclusion of the Warrant Shares in such underwriting would benefit the marketing of the securities to be sold by the Company therein. Also, notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in Section 5(a) without thereby incurring any liability to the Holder.

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Section 6.     Miscellaneous.

c)       No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(d)(ii).

d)      Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

e)      Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

f) Authorized Shares.

 The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

 Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

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 Before taking any action that would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

g)     Jurisdiction. The provisions of this Warrant and the rights of all parties mentioned herein shall be governed by the laws of the State of New York and interpreted and construed in accordance with such laws, without giving effect to the principles of conflicts of laws, and any court of competent jurisdiction of the State of New York located in New York County shall have exclusive jurisdiction and venue in any proceeding instituted hereunder and any objections to such jurisdiction or venue are hereby waived by the Holder and the Company.

h)      Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

i)       Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

j)      Notices. All notices, requests, demands and other communications required or permitted hereunder or by law shall be in writing and given to the parties at the addresses listed below (or to such other address as shall at any time be designated by any party in writing to the other parties): (a) by certified U.S. mail, return receipt requested, postage prepaid; (b) by facsimile transmission (provided confirmation of the receipt thereof is obtained); (c) by recognized overnight courier service (e.g., Federal Express); or (d) by hand-delivery, to the Company: Zealous Holdings, Inc. 1800 Century Park East, Suite 200, Los Angeles, CA 90067, Att: Chief Executive Officer, with a copy (which shall not constitute notice) to: Jones Garneau LLP, 670 White Plains Road, Scarsdale, NY 10583, Aft: Robert Newman, and to the Holder at such address as may have been furnished to the Company in writing by the Holder or, until any the Holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company. All such notices shall be deemed effective (a) when actually delivered or when sent by facsimile (upon electronic confirmation of receipt), (b) three days after being deposited in the United States mail, first class, postage prepaid, or (c) one day after being delivered to a reputable overnight delivery service.

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k)      Limitation of Liability, No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

1)     Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

m)     Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

n)     Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

o)    Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

p)    Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

10

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

ZEALOUS HOLDINGS, INC.

By:	/s/ Milton C. Ault III
Name: Milton C. Ault III
Title: Chief Executive Officer

11

NOTICE OF EXERCISE

TO:  [________________________

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____________________________________________

The Warrant Shares shall be delivered by physical delivery of a certificate to:

____________________________________________
____________________________________________
____________________________________________

(4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:___________________________________________________________________________________________________________________
Signature of Authorized Signatory of Investing Entity:_____________________________________________________________________________________________
Name of Authorized Signatory:_______________________________________________________________________________________________________________
Title of Authorized Signatory:________________________________________________________________________________________________________________
Date:___________________________________________________________________________________________________________________________________

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ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [_____]  all of or [_________] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_________________________________________________________ whose address is
_______________________________________________________________________.

_______________________________________________________________________

Dated:__________________, ________

Holder's Signature: ________________________________

Holder's Address:   ________________________________
                                   ________________________________

Signature Guaranteed: ______________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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EXHIBIT 11

STOCKHOLDERS AGREEMENT

This STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of July 1, 2005, is made by and among Milton Charles Ault III, Louis Glazer, Melanie Glazer, and Lynne Silverstein (each a "Class A Stockholder" and collectively, the "Class A Stockholders"), any individual or entity who becomes a party hereto pursuant to Section 3, Section 4 or Section 5 hereof (collectively, the "Other Stockholders" and together with the Class A Stockholders, the "Stockholders"), and Ault Glazer Bodnar & Company, Inc., a Delaware corporation (the "Corporation").

WHEREAS, the Corporation was formed on June 23, 2005;

WHEREAS, the Corporation is authorized to issue two classes of common stock, par value $0.0001 per share (the "Common Stock"): (i) the "Class A Common Stock," and (ii) the "Class B Common Stock";

WHEREAS, as of the date hereof, the Class A Stockholders own all of the issued and outstanding CIass A Common Stock, as set forth in Exhibit A hereto;

WHEREAS, as of the date hereof, there are no shares of Class B Common Stock issued and outstanding;

WHEREAS, the Class A Stockholders desire to set forth certain understandings regarding the ownership and transfer of the Class A Common Stock, as well as certain other matters;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:

"Accountants" has the meaning given to it in Section 6 hereof.

"Affiliate" means, with respect to any Person, each Person that controls, is controlled by or is under common control with such Person.

"Available Shares" has the meaning given to it in Section 5.

"Board" means the Board of Directors of the Corporation.

"Book Value Per Share" has the meaning given to it in Section 6 hereof.

"Calculation Date" has the meaning given to it in Section 6 hereof.

"Class A Common Stock" has the meaning given to it in the Recitals.

"Class A Stockholder" has the meaning given to it in the Recitals.

"Class B Common Stock" has the meaning given to it in the Recitals.

"Common Stock" has the meaning given to it in the Recitals.

"Corporation" has the meaning given to it in the Preamble.

"Corporation Exercise Notice" has the meaning given to it in Section 5 hereof.

"Corporation Transfer Acceptance Notice" has the meaning given to it in Section 4 hereof.

"Equity Issuance" means the issuance by the Corporation of any Equity Securities to any Person other than (a) (c) any securities issued in connection with any stock split or stock dividend, or in connection with any recapitalization of the Corporation that has been approved by the Board, to any person that at the time of such issuance is a Class A Stockholder, provided that such securities are issued on a pro rata basis to all Class A Stockholders, (b) any securities issuable in full or partial consideration for the acquisition (by merger, consolidation, purchase or otherwise) by the Corporation of all or substantially all of the equity or assets of any other entity or business segment of any other entity in an arm's-length transaction with any entity that has been approved by the Board, (c) any securities issuable to a lender concurrently and in connection with a loan made to the Corporation by such lender in an arm's-length transaction with any entity that has been approved by the Board, and (g) any securities offered pursuant to a registration statement filed under the Securities Act.

"Equity Security" means Class A Common Stock and any other security convertible, exchangeable or exercisable for or into Class A Common Stock.

"GAAP" means United States generally accepted accounting principles. "Lien" has the meaning given to it in Section 7 hereof.

"Market Value Per Share" has the meaning given to it in Section 6 hereof. "Notice" has the meaning given to it in Section 14 hereof.

"Offer Notice" has the meaning given to it in Section 4 hereof.

"Offered Shares" has the meaning given to it in Section 4 hereof. 2

"Permitted Transferees" has the meaning given to it in Section 3 hereof.

"Person" means an individual, partnership, corporation, limited liability Corporation, association, joint stock corporation, trust, joint venture, unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof.

"Pre-Emptive Rights Notice" has the meaning given to it in Section 3 hereof.

"Stockholder" has the meaning given to it in the preamble.

"Stockholder Exercise Notice" has the meaning given to it in Section 5 hereof.

"Stockholder Transfer Acceptance Notice" has the meaning given to it in Section 4 hereof.

"Terminated Stockholder" has the meaning given to it in Section 5.

"Termination Purchase Right" has the meaning given to it in Section 5.

"Transfer," and variations of it, means and includes: (i) any sale, assignment, conveyance, exchange, pledge, hypothecation, gift, disposition or other parting with any indicia or aspect of title, ownership or possession (including voting rights), whether for consideration or gratuitously, voluntarily or involuntarily or otherwise, of, in or to any or all shares of Class A Common Stock or any interest in them, and (ii) any granting, whether for consideration or gratuitously, voluntarily or involuntarily or otherwise, of a security interest in any or all of the shares of Class A Common Stock or any interest in them.

"Transferring Class A Stockholder" has the meaning given to it in Section 4 hereof.

"Trigger Date" has the meaning given to it in Section 5.

2.    General Restriction on Transfers by Class A Stockholders. No Class A Stockholder shall make or commit to make any Transfer of all or any part of the shares of Class A Common Stock, or of any beneficial interest therein, now or hereafter owned by it, except as expressly permitted and in accordance with the provisions of this Agreement. The Corporation shall not recognize as valid or give effect to any,Transfer of any shares of Class A Common Stock or interests therein upon the books of the Corporation unless and until the Class A Stockholder desiring to make such Transfer shall have complied with each provision of this Agreement.

3.    Permitted Transfers. Notwithstanding anything herein to the contrary, any Class A Stockholder may Transfer shares of Class A Common Stock to Permitted Transferees of such Class A Stockholder who consent in a writing delivered to the Corporation to be bound by the terms of this Agreement without complying with the requirements of Section 4, provided that, except in the case of clauses (a) and (e) below, the transferring Class A Stockholder shall retain all voting rights with respect to such transferred shares of Class A Common Stock. With respect to any Class A Stockholder, "Permitted Transferees" means: (a) any other Class A Stockholder or the Corporation, (b) the spouse or lineal descendants (including adopted children) of such Class A Stockholder, (c) any trust for the benefit of such Class A Stockholder or the benefit of the spouse or lineal descendants (including adopted children) of such Class A Stockholder, (d) any corporation or partnership in which such Class A Stockholder, the spouse and the lineal descendants (including adopted children) of such Class A Stockholder are the direct and beneficial owners of substantially all of the equity interests; provided, that such Class A Stockholder, spouse and lineal descendants (including adopted children) agree in writing, for the benefit of the Corporation, to remain the direct and beneficial owners of all such equity interests, and (e) the legal representative of such Class A Stockholder upon such Class A Stockholder's death for purposes of administration of such Class A Stockholder's estate or upon such Class A Stockholder's incompetency for purposes of the protection and management of the assets of such holder.

4.    Right of First Refusal. A Class .A Stockholder may transfer shares of Class A Common Stock to any Person who is not a Permitted Transferee if such Class A Stockholder first offers to the Corporation and the other Class A Stockholders, pursuant to a written offer (the "Offer Notice"), a right of first refusal to purchase collectively all or a portion of such shares (the "Offered Shares") on the same terms and conditions offered by such Person to such Class A Stockholder (such transferring Class A Stockholder is referred to herein as the "Transferring Class A Stockholder"). The Offer Notice shall state (a) the number of Offered Shares that Transferring Class A Stockholder has proposed to Transfer, (b) the name and address of the purchaser of the Offered Shares, (c) the consideration to be paid by the purchaser to the Transferring Class A Stockholder for the Offered Shares, (d) the payment terms for such consideration and (e) all other material terms and conditions of the proposed Transfer, The Offer Notice shall be provided to the Corporation and the other Class A Stockholders not less than 45 days prior to consummation of such proposed Transfer, The Corporation shall have 15 calendar days from the date of receipt of the Offer Notice in which to exercise its right of first refusal, which acceptance shall be in the form of a written notice delivered by the Chief Executive Officer (or equivalent position) or Chief Financial Officer (or equivalent position) of the Corporation to the Transferring Class A Stockholder (the "Corporation Transfer Acceptance Notice"). In the event the Corporation has not exercised its right of first refusal to buy all of the Offered Shares within such fifteen (15) day period, each of the other Class A Stockholders shall have 30 calendar days, commencing on the 16th calendar day following receipt of the Offer Notice, in which to exercise its right of first refusal, which acceptance shall be in the form of a written notice delivered by such ClassA Stockholder to the Transferring Class A Stockholder and to the corporate secretary of the Corporation (the "Stockholder Transfer Acceptance Notice"). Each Stockholder Transfer Acceptance Notice shall (i) state the maximum number of Offered Shares such Person elects to purchase and (ii) shall bind such Person to acquire such Offered Shares. The closing of such purchases shall occur within 60 calendar days after receipt of the Stockholder Transfer Acceptance Notice by the Transferring Class A Stockholder. If the responding Class A Stockholders elect in the aggregate to purchase more than the number of Offered Shares available for purchase by such responding Class A Stockholders, each responding Class A Stockholder shall be entitled to purchase its pro rata portion of the Offered Shares available for purchase by the Class A Stockholders, Each responding Class A Stockholder's pro rata portion shall be determined based on the ratio of (x) the number of shares such responding Class A Stockholder elected to purchase in its Stockholder Transfer Acceptance Notice to (y) the aggregate number of shares all responding Class A Stockholders elect to purchase in their Stockholder Transfer Acceptance Notices. If the Corporation and the responding Class A Stockholders collectively fail to elect to purchase all of the Offered Shares within the applicable time period, then, with respect to the Transfer of the Offered Shares, the rights of first refusal under this Section 4 shall expire, and the Transferring Class A Stockholder shall have 120 days thereafter to sell the Offered Shares to the identified transferee or transferees at a price and upon general terms not more favorable to such transferee or transferees than specified in the Offer Notice. If the Transferring Class A Stockholder has not sold the Offered Shares within such 120-day period, the Transferring Class A Stockholder shall not thereafter Transfer any such Offered Shares without again first offering them to the Corporation and the other Class A Stockholders pursuant to this Section 4.

5.    Death or Termination of Employment. For so long as this Agreement is in effect, the Corporation shall not issue shares of Class A. Common Stock to any Person other than an active employee of the Corporation. In the event that a Class A Stockholder dies or the employment of a Class A Stockholder with the Corporation is terminated for any reason (such deceased or terminated Class A Stockholder, a "Terminated Stockholder"), the Corporation and the other Class A Stockholders shall have the right, but not the obligation, to purchase all or any portion of such Terminated Stockholders' Class A Common Stock (the "Available Shares") in accordance with this Section 5 (the "Termination Purchase Right") at either (i) the then-current Book Value Per Share of the Available Shares, or (ii) in the event shares of the Corporation's Class B Common Stock are publicly traded or are listed for trading on an automated quotation system, at the then-current Market Value Per Share of the Available Shares, in each case as calculated in Section 6 below. Where the context requires in this Section 5, reference to the Terminated Stockholder shall mean the estate of the Terminated Stockholder. The Corporation shall have 45 calendar days from the date of death or termination of such Terminated Stockholder's employment with the Corporation, as applicable (the "Trigger Date"), in which to exercise its right to purchase the Available Shares, which exercise shall be in the form of a written notice delivered by the Chief Executive Officer (or equivalent position) or Chief Financial Officer (or equivalent position) of the Corporation to the Terminated Stockholder (the "Corporation Exercise Notice"). In the event the Corporation has not exercised its right to purchase all of the Available Shares within such forty-five (45) day period, each of the other Class A Stockholders shall have 45 calendar days, commencing on the 46th calendar day following the Trigger Date, in which to exercise its right to purchase any of the Available Shares (to the extent the Corporation has not elected to acquire such shares) at the same price per share at which the Corporation could have purchased such shares, which exercise shall be in the form of a written notice delivered by such Class A Stockholder to the Terminated Stockholder and to the corporate secretary of the Corporation (the "Stockholder Exercise Notice"). Each Stockholder Exercise Notice shall (i) state the maximum number of Available Shares such Class A Stockholder elects to purchase and (ii) shall bind such Class A Stockholder to acquire such Available Shares. The closing of such purchases shall occur within 60 calendar days after receipt of the Stockholder Exercise Notice by the Terminated Stockholder (or the estate of such Terminated Stockholder, as applicable). If the responding Class A Stockholders elect in the aggregate to purchase more than the number of Available Shares available for purchase by such responding Class A Stockholders, each responding Class A Stockholder shall be entitled to purchase its pro rata portion of the Available Shares available for purchase by the Class A Stockholders. Each responding Class A Stockholder's pro rata portion shall be determined based on the ratio of (x) the number of shares such responding Class A Stockholder elected to purchase in its Stockholder Exercise Notice to (y) the aggregate number of shares all responding Class A Stockholders elect to purchase in their Stockholder Exercise Notices. If the Corporation and the responding Class A Stockholders collectively fail to elect to purchase all of the Available Shares within the applicable time period, then, with respect to the Available Shares, the rights to acquire the Available Shares under this Section 5 shall expire, and the Terminated Stockholder shall have 60 days thereafter to sell the Available Shares to any third party. If the Terminated Stockholder has not sold the Available Shares within such 60-day period, the Terminated Stockholder shall not thereafter Transfer any such Available Shares without first offering them to the Corporation and the other Class A Stockholders pursuant to this Section 5.

6.    Valuation Procedures. For purposes of the purchase of any shares of Class A Common Stock under Section 5, the following provisions shall apply:

(a)    "Book Value Per Share"  means an amount equal to (i) the "total assets" of the Corporation (determined in accordance with GAAP) as of the last day of the calendar month immediately preceding the month in which the Trigger Date occurs (the "Calculation Date"), minus (ii) the "total liabilities" of the Corporation (determined in accordance with GAAP) as of the Calculation Date, divided by (iii) the number of shares of outstanding Common Stock, determined on a fully diluted basis, as of the Calculation Date. Upon death or termination of employment of a Terminated Stockholder, the Corporation shall promptly deliver to the Terminated Stockholder and the other Class A Stockholders a calculation setting forth the Book Value Per Share calculated in accordance with this Section 6.

(b)    "Market Value Per Share" means, with respect to shares of Class A Common Stock (and only in the event shares of the Corporation's Class B Common Stock are publicly traded or is listed for trading on an automated quotation system), the average closing price of Class B Common Stock in the 20 trading-day period immediately preceding the Trigger Date.

(c)    If the Terminated Stockholder and/or the other Class A Stockholders disagree with the Book Value Per Share or Market Value Per Share, as applicable, determined by the Corporation, and the Terminated Stockholder and the Corporation (and, where applicable, the Class A Stockholders who provide a Stockholder Exercise Notice) are unable to resolve the disagreement within thirty (30) days of delivery of the Corporation Exercise Notice or the Stockholder Exercise Notice, as applicable, then the Terminated Stockholder and the Corporation (and, where applicable, the Class A Stockholders who provide a Stockholder Exercise Notice) shall, within thirty (30) days after the expiration of the initial thirty (30) day period, jointly retain an independent accounting firm, other than the Corporation's independent auditors (the "Accountants").The Accountants shall determine the applicable Book Value Per Share or Market Value Per Share, as applicable, within thirty (30) days of being retained, which value shall be binding on the Terminated Stockholder and the Corporation (and, where applicable, the Class A Stockholders who provide a Stockholder Exercise Notice) for all purposes. If the parties are unable to agree on a mutually acceptable independent accountant, the Corporation shall promptly instruct its independent auditors to provide to the Corporation and the Terminated Stockholder a list of five (5) independent accounting firms of recognized national standing. An accounting firm will be deemed "independent" if it has no existing relationship or engagement with the Corporation, its parent or the independent auditors providing the list (other than ordinary course arms' length engagements by such auditors). Each of the Terminated Stockholder and the Corporation (or, where applicable, the Class A Stockholders who provide a Stockholder Exercise Notice) shall alternately, starting with the Terminated Stockholder, strike one name from the list until one independent accounting firm remains and such remaining firm shall be promptly retained by the Corporation and shall submit a Book Value Per Share or Market Value Per Share, as applicable, to the Terminated Stockholder and the Corporation (and, where applicable, the Class A Stockholders who provide a Stockholder Exercise Notice) within thirty (30) days of being appointed. The Corporation shall bear the expense of any independent accountant selected hereunder.

7.            Exercise Procedures.

(a)    At the closing of a purchase and sale of Class A Common Stock pursuant to Section 4 or Section 5 above, the Terminated Stockholder shall deliver to the Corporation and/or the other Class A Stockholders, as applicable, against payment of the aggregate purchase price by the Corporation (or, where applicable, by the Class A Stockholders who provide a Stockholder Exercise Notice), by certified or bank check or wire transfer of immediately available federal funds to such account as the Terminated Stockholder may designate, stock certificates, together with stock powers duly endorsed in blank, evidencing the shares of Class A Common Stock being purchased by the Corporation and/or the other Class A Stockholders.

(b)    All shares of Class A Common Stock to be sold pursuant to Section 4 or Section 5 above shall be delivered at the closing free and clear of all liens, claims, charges and encumbrances whatsoever ("Liens"). The Corporation and/or the acquiring Class A Stockholders will be entitled to receive customary representations as to the Transferring Class A Stockholder's or Terminated Stockholder's, as applicable, title, authority and capacity to sell such shares of Class A Common Stock. The Transferring Class A Stockholder or Terminated Stockholder, as applicable, agrees to take all such actions as the Corporation and/or the acquiring Class A Stockholders shall request as necessary to vest in the Corporation and/or the acquiring Class A Stockholders at such closing good title to such Class A Common Stock, free and clear of all Liens.

(c)    Notwithstanding anything to the contrary contained herein, in the event a purchase of Class A Common Stock (or the payment of the purchase price) by the Corporation would (i) violate or conflict with any statute, rule, injunction, regulation, order, judgment or decree applicable to the Corporation or any of its direct or indirect subsidiaries or by which its properties is bound or affected, or (ii) result in any breach of, or constitute a default (or an event which with notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the property or assets of the Corporation or any of its direct or indirect subsidiaries pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, franchise or other instrument or obligation to which the Corporation or any of its direct or indirect subsidiaries is a party or by which any of its properties is bound or affected, then any and all rights and obligations of the Corporation to purchase shares of Common Stock hereunder shall be suspended until the date which falls thirty (30) days following such time as such prohibition first lapses or is waived and no such default would be caused. The Corporation shall use its best efforts to obtain waiver of any such prohibition, or cure any such violation, breach or default with respect to it, but shall not be obligated to incur any additional interest or other costs or charges or make any prepayment with respect to any indebtedness in connection with such efforts.

8.            Subsequent Class A Stockholders; Pre-Emptive Rights. (a) The Corporation shall not issue or sell any Equity Securities to any other Person not party to this Agreement, including any officers or employees of the Corporation, unless such Person agrees by a written consent to be bound by the terms of this Agreement in the capacity of a Class A Stockholder as though he or she were an original signatory hereto. Upon the delivery to the Corporation of such consent, such Person shall be bound by and entitled to the benefits of this Agreement in such capacity.

(b)            In addition to the provisions set forth in the foregoing Section 8(a), the following provisions shall apply to the issuance any Equity Securities to any Person not party to this Agreement:

(i)    General. In the event that the Corporation intends to consummate an Equity Issuance, the Corporation shall provide the then-current Class A Stockholders Holders with a right of first refusal to purchase all or a portion of his, her or its pro rata portion of such Equity Securities, on the terms and conditions offered by the Corporation to the potential purchasers. The Class A Stockholder' pro rata portion shall be equal to the ratio of (x) the number of shares of Class A Common Stock held by the Class A Stockholder immediately prior to such issuance to (y) the total number of shares of Class A Common Stock outstanding immediately prior to such issuance.

(ii)    Procedure. The Corporation shall provide the Class A Stockholders not less than 30 days' prior written notice (the "Pre-Emptive Rights Notice") of such Equity Issuance, together with the details and terms of such intended transaction, including the identity of the proposed investor or investors. Each Class A Stockholder shall respond to the Corporation within 15 days of receiving the Pre-Emptive Rights Notice notifying the Corporation whether or not it desires to purchase Equity Securities in such Equity Issuance and stating the number of such securities the Class A Stockholder desires to purchase.

(iii)            Unsubscribed Shares. In the event that the then-current Class A Stockholders fail to exercise in full the right of first refusal within the applicable time period, then, with respect to the issuance of such unsubscribed Equity Securities, the rights of such Class A Stockholder under this Section 8(b) shall expire and the Corporation shall have 120 days thereafter to sell such Equity Securities to the identified investor or investors at a price and upon general terms not more favorable to such investor or investors than specified in the Pre-Emptive Rights Notice. In the event that the Corporation has not sold such Equity Securities within such 120-day period, then the Corporation shall not thereafter issue or sell any such securities without again first offering them to the Class A Stockholders pursuant to this Section 8(b).

9.    Stock Ownership. Each Class A Stockholder severally represents and warrants that he, she or it is the record and beneficial owner of the shares of Class A Common Stock of the Corporation set forth opposite such Stockholder's name on Exhibit A hereto.

10.   Legend. The Corporation shall stamp or imprint each certificate or other instrument representing shares of Common Stock, throughout the term of this Agreement, with a legend in substantially the following form:

"The shares of capital stock represented by this Certificate may not be sold, transferred, encumbered or otherwise dealt with except in compliance with the terms and conditions of a Stockholders Agreement by and among the Corporation and its Class A Stockholders. A copy of the Stockholders Agreement, including any amendments thereto, is on file at the principal office of the Corporation. Any person intending to deal in or with this Certificate is hereby put on notice that the Corporation may refuse to recognize any sale, transfer or encumbrance of the shares represented by the Certificate if the terms and conditions of such Stockholders Agreement are not first properly complied with. The securities represented hereby may not be sold, pledged, hypothecated or otherwise disposed of unless registered under the Securities Act of 1933, as amended, and any applicable state securities law, or unless an exemption from applicable registration requirements is available,"

11.    Amendments and Waivers. The provisions of this Agreement may be amended upon the written agreement of the Corporation and the Class A Stockholders holding sixty-six and two-thirds percent (66-213%); provided that that such proposed amendment is not disproportionately adverse to the Class A Stockholders. Any waiver, permit, consent or approval of any kind or character on the part of any holders of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

12.    Successors and Assigns. Subject to Section 3 hereof, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto, and each transferee of all or any portion of the Common Stock held by the parties hereto, whether so expressed or not.

13.    Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

14.    Notices. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a "Notice") required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows (a) If to any Stockholder, at the address or fax number set forth below such party's signature hereon or at such other address or fax number as such party shall have furnished to the Corporation in writing, or (b) if to any assignee or transferee of a Post-Merger Stockholder, at such address or fax number as such assignee or transferee shall have furnished the Corporation in writing, or (c) if to the Corporation, at the address set forth below:

Ault Glazer Bodnar & Company, Inc.
100 Wilshire Blvd., Suite 1500
Santa Monica, CA 90401
Facsimile: (310) 752-1486
Attn: Chief Executive Officer

15.    Governing Law. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

16.    Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and. delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

17.    Consent to Jurisdiction. The Corporation and each of the Stockholders hereby irrevocably agree that any suit, action, proceeding or claim against it arising out of or in any way relating to this Agreement, or any judgment entered by any court in respect thereof, may be brought or enforced in the state or federal courts located in the state of Delaware, and the Corporation and each of the Stockholders hereby irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the venue of any proceeding brought in Delaware and further irrevocably waive any claims that any such proceeding has been brought in an inconvenient forum.

18.    Waiver of Jury Trial. The Corporation and each of the Stockholders hereby expressly waive any right to a trial by jury in any action or proceeding to enforce or defend any right, power or remedy under or in connection with this Agreement or under or in connection with any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or arising from any relationship existing in connection with this Agreement, and agree that any such action shall be tried before a court and not before a jury. The terms and provisions of this Section 18 constitute a material inducement for the parties entering into this Agreement.

19.    Remedies. Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party shall be entitled to immediate injunctive relief or specific performance without bond or the necessity of showing actual monetary damages in order to enforce or prevent any violations of the provisions of this Agreement.

20.    Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement,

21.    Final Agreement, This Agreement entered into by the parties hereto constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

22.    Termination. Except as otherwise provided herein, this Agreement shall terminate upon: (a) the dissolution of the Corporation; or (b) upon the execution of a written instrument in accordance with Section 11 hereof specifically providing for the termination hereof,

[Signatures on next page.]

This Stockholders Agreement was executed as of the date first set forth above.

CORPORATION

AULT GLAZER BODNAR & COMPANY, INC.
Ault Glazer Bodnar & Company, Inc.
100 Wilshire Blvd., Suite 1500
Santa Monica, CA 90401
Facsimile: (310) 752-1486

By: /s/ Milton Charles Ault III
Name: Milton Charles Ault III
Title: Chairman and Chief Executive Officer

CLASS A STOCKHOLDERS:

/s/ Milton Charles Ault III
Name: Milton Charles Ault III
100 Wilshire Blvd., Suite 1500
Santa Monica, CA 90401

/s/ Louis Glazer, M.D.
Name: Louis Glazer, M.D.
100 Wilshire Blvd., Suite 1500
Santa Monica, CA 90401

/s/ Melanie Glazer
Name: Melanie Glazer
100 Wilshire Blvd., Suite 1500
Santa Monica, CA 90401

/s/ Lynne Silverstein
Name: Lynne Silverstein
100 Wilshire Blvd, Suite 1500
Santa Monica, CA 90401

EXHIBIT A
OWNERSHIP OF CLASS A COMMON STOCK

Name	No. of Shares	% of Shares Outstanding
Milton Charles Ault III	2,097,656	53.7%
Louis Glazer	855,469	21.9%
Melanie Nan Glazer	855,469	21.9%
Lynne Silverstein	97,656	2.5%

A-1

EXHIBIT 12

JOINDER TO STOCKHOLDERS AGREEMENT

AULT GLAZER BODNAR & COMPANY, INC.

Reference is made to that certain Stockholders Agreement dated as of July 1, 2005 (as amended or modified from time to time, the "Stockholders Agreement"), by and among Ault Glazer Bodnar & Company, Inc., a Delaware corporation (the "Corporation"), Milton C. Ault, III, Louis Glazer, M.D., Melanie Glazer, Lynne Silverstein, and any individual or entity who becomes a party thereto pursuant to Sections 3, 4 or 5 thereto.

The undersigned hereby agrees that, as a condition to its participating and receiving shares of Class A Common Stock in the Corporation (the "Shares"), the undersigned will be bound by the Stockholders Agreement and will abide by all of its terms and conditions as a Class A Stockholder, as if the undersigned had originally been a signatory thereto. Capitalized terms used in this agreement but not otherwise defined herein shall have the meanings given to such terms in the Stockholders Agreement.

The undersigned hereby acknowledges having received and reviewed a copy of the Stockholders Agreement.

Dated as of the 1st day of July, 2005.

BODNAR CAPITAL MANAGEMENT, LLC

By: /s/ Steven J. Bodnar
Steven J. Bodnar

Its: Managing Member

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EXHIBIT 13

REVOLVING LINE OF CREDIT AGREEMENT

THIS REVOLVING LINE OF CREDIT AGREEMENT (this "Agreement") is dated and effective as of the 8th day of August 2006 by and between Charles J. Kalina, III, with a principal residence at 93 Grove Street, Somerville, NJ 08876 (the "Lender"), and Ault Glazer Bodnar & Company, Inc., a Delaware corporation, with a principal business at 1800 Century Park East, Suite 200, Los Angeles, CA 90067 (the "Borrower"). The Lender and the Borrower are sometimes collectively referred to herein as the "parties" and individually as a "party."

PREAMBLE

WHEREAS, the Lender desires to make available to the Borrower, a revolving credit facility (the "Line of Credit") in an amount of up to two hundred fifty thousand dollars ($250,000.00) (the "Credit Limit"), subject to the terms and conditions set forth herein, which pursuant to the Line of Credit each Advance thereunder (as defined in Section 3.01(a) hereof) will be evidenced by a promissory note and a security agreement in the forms attached hereto as Exhibit A (the "Note") and Exhibit B (the "Security Agreement"), respectively; and

NOW, THEREFORE, in consideration of the mutual covenants and promises, representations and warranties set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

ARTICLE II
DEFINITIONS

All capitalized terms used in this Agreement shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

"Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks are authorized or required to close under the laws of the United States of America.

"Outstanding Principal Balance" shall mean the aggregate amount of all Advances made by the Lender to the Borrower hereunder, less all repayments thereof,

"Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or any other entity or a government or any agency or political subdivision thereof.

"Prime Rate" shall mean the rate of interest publicly announced from time to time by the Wall Street Journal (the "Journal"), as its "Prime Rate" or "Base Rate" for commercial loans. The interest rate hereunder shall be adjusted on the effective date of any change in the Prime Rate to reflect the Prime Rate then in effect. In the event that the Journal ceases to publish a "Prime Rate" or "Base Rate" for commercial loans, the Lender may specify an alternate source for the Prime Rate by delivering written notice thereof to Borrower.

All monetary amounts expressed herein are stated in terms of U.S. Dollars.

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ARTICLE III
THE LOAN

SECTION 3.01. LOAN ADVANCES.

(a) The Lender shall make loans to the Borrower (each loan hereinafter referred to an "Advance") from time to time commencing on the date hereof and shall continue for a period of one (1) full calendar year thereafter (the "Initial Term") in such amounts as may be requested by the Borrower in accordance with the provisions hereof; provided, however, that the Outstanding Principal Balance at any time shall not exceed the Credit Limit of two hundred fifty thousand dollars ($250,000.00). Each Advance will be evidenced by a Note and Security Agreement, in the forms attached hereto as Exhibit A and Exhibit B, respectively. At the end of such Initial Term, this Agreement shall terminate unless extended for one or more additional periods of six (6) months each (each, a "Renewal Term") by mutual written agreement of the parties. Lender shall have the right to terminate this Agreement prior to the end of the Initial Term with forty-five (45) days written notice to Borrower ("Notice of Termination"). Lender shall provide such Notice of Termination via U.S. certified mail.

(b) All requests for Advances shall be made by the Borrower to the Lender in writing (in such form as is reasonably satisfactory to the Lender) or by telephone request (which shall be promptly confirmed in writing) which specifies the amount of the Advance to be made and the date the proceeds of the Advance are requested to be made available to the Borrower (a "Loan Request"); provided, that Borrower shall provide Lender five (5) Business Days' ("Time Limit") notice for all requests for Advance, which Lender shall transfer such funds to Borrower within the Time Limit.

(c) A Loan Request received by the Lender on a day that is not a Business Day or that is received by Lender after 1:00 P.M., Los Angeles, California U.S.A. time, on a Business Day shall be treated as having been received by the Lender on the first following Business Day. The Lender shall not incur liability to the Borrower for treating any such request as a Loan Request if the Lender believes in good faith that the Person making the request is not an authorized officer of the Borrower.

(d) Advances shall be made by direct wire transfer of funds from the Lender to Borrower's designated account pursuant to the wire instructions set forth in Exhibit C.

(e) Upon issuing an Advance, both Lender and Borrower shall maintain records of such Advances, including principal and interest accrued, in a form attached hereto as Exhibit D.

SECTION 3.02. USE OF PROCEEDS. The Loan shall be applied by the Borrower for working capital purposes.

ARTICLE IV
INTEREST AND FEES

SECTION 4.01. INTEREST RATE. All sums advanced pursuant to this Agreement shall bear interest from the date each Advance is made (the "Issue Date") until paid in full at the Prime Rate (as defined above) plus one percent (1%) per annum (the "Interest Rate"). Interest shall commence accruing on the Issue Date and shall be calculated on the basis of a 365-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of California.

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ARTICLE V
PAYMENTS

SECTION 5.01. INTEREST AND PAYMENTS.

(a) Borrower shall pay accrued and unpaid interest ("Interest Payment") on the Outstanding Principal Balance on a quarterly basis commencing on November 8, 2006 and continuing on the eight (8th) day of each quarter thereafter (the "Interest Payment Date") until the end of the Initial Term. The Interest Payment issued by Borrower shall be either paid in cash, Common Stock (as defined below) of the Borrower, or with any securities owned by Borrower; provided, that Lender shall provide Borrower with ten (10) Business Days' written notice ("Notice of Interest Payment") prior to the Interest Payment Date of Lender's choice of payment. The entire unpaid Outstanding Principal Balance, together with any unpaid accrued interest, shall be due and payable at the end of the Initial Term. Notwithstanding anything else to the contrary set forth herein, Lender may request repayment with forty-five (45) Business Days' written notice ("Notice of Repayment") in which Lender has indicated the amount to be repaid ("Repayment Amount"). Upon Borrower's receipt of the Notice of Repayment, Borrower shall have sixty (60) Business Days to repay Lender such Repayment Amount. In the event that the Repayment Amount requested by Lender is 100% of the Outstanding Principal Balance, Borrower shall have ninety (90) Business Days upon receipt of the Notice of Repayment to repay Lender. Lender shall provide such Notice of Repayment via US certified mail.

(b) Borrower shall also pay Lender a four percent (4%) financing fee ("Financing Fee") of any warrant consideration that Borrower receives during the Initial Term. Such Financing Fee shall be due and payable within the Initial Term, at the sole discretion of the Borrower. Ten (10) days prior to Borrower's obligation to issue payment of such Financing Fee to Lender, Borrower shall provide written notice to Lender of Borrower's intent to pay the Financing Fee ("Notice of Payment"). Upon Notice of Payment, the Lender shall have a right to convert all or any part of such Financing Fee to shares of Class B common stock ("Common Stock") of the Borrower ("Conversion Right") at a price equal to the greater of (i) the share price of Borrower's Common Stock offered in Borrower's most recent offering as of the date of this Agreement, (ii) the next round of financing in a private placement offering ("Conversion Price"), or (iii) based on good faith negotiations of the parties. The Lender may exercise its Conversion Right by delivering written notice of such exercise to the Borrower within five (5) days of receipt of Notice of Payment ("Notice of Conversion"), which such Notice of Conversion shall specify the amount of such Financing Fee as to which the Lender elects such conversion. In the event that Lender exercises such Conversion Right, the Borrower shall deliver to Lender, or to any such Lender designee, certificate(s) evidencing the Common Stock as payment of the Financing Fee, which certificate(s) shall be in the name of the Lender, or such Lender designee. In the event that Lender requests partial conversion of the Financing Fee, the remainder of the Financing Fee shall be paid in cash.

SECTION 5.02. MANNER OF PAYMENTS. All payments of principal and interest on the Loan to be made by the Borrower shall be by direct wire transfer of immediately available funds to Lender's account as designated in Exhibit C attached hereto. All such payments shall be denominated in U.S. dollars and shall be made on or before the date when due, without deduction or counterclaim by the Borrower.

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SECTION 5.03. DUE DATES NOT ON BUSINESS DAYS. If payment required hereunder becomes due on a date that is not a Business Day, then such due date shall be deemed to be the next following Business Day.

SECTION 5.04. RIGHT TO PREPAY. The Borrower shall have the right, in its sole discretion, to prepay, in whole or in part, the Outstanding Principal Balance at any time, without any penalty. In the event that Borrower prepays any portion of the Outstanding Principal Balance, Borrower shall have the right to immediately request an Advance from Lender; provided, that such Advance will not exceed the Credit Limit.

SECTION 5.05. INDEMNITY. Borrower agrees to indemnify and hold Lender (an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of (a) any misrepresentation or breach of any representation or warranty made by the Borrower in this Agreement, in a Note or in a Security Agreement, or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Borrower contained in this Agreement, in a Note or in a Security Agreement, or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnified Person by a third party (including for these purposes a derivative action brought on behalf of the Borrower) and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, a Note or a Security Agreement, or any other certificate, instrument or document contemplated hereby or thereby (collectively, "Indemnified Liabilities"), except to the extent that any such Indemnified Liability results solely from such Indemnified Person's gross negligence or willful misconduct.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

SECTION 6.01. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants to Lender as follows:

a.  Borrower is a duly organized, validly existing, and in good standing corporation under the laws of the State of Delaware with the power to own its assets and to transact business in California, and in such other states where its business is conducted.

b.  Borrower has the authority and power to execute and deliver any document required hereunder and to perform any condition or obligation imposed under the terms of such documents.

c.  The execution, delivery and performance of this Agreement and each document incident hereto will not violate any provision of any applicable law, regulation, order, judgment, decree, article of incorporation, by-law, indenture, contract, agreement, or other undertaking to which Borrower is a party, or which purports to be binding on Borrower or its assets and will not result in the creation or imposition of a lien on any of its assets.

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SECTION 6.02. REPRESENTATIONS AND WARRANTIES OF LENDER. Lender represents and warrants to Borrower as follows:

a.  The Lender represents that any Notes issued pursuant hereto are being purchased for Lender's own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act of 1933, as amended (the "1933 Act").

b.  The Lender recognizes that this investment involves a high degree of risk in that: (a) an investment in the Borrower is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Borrower; and (b) the Borrower may require substantial additional funds to operate its business and subsequent equity financings will dilute the ownership and voting interests of the Lender. The Lender acknowledges that it has prior investment experience with companies similar to Borrower and that it recognizes the highly speculative nature of its investment in the Borrower.

d.  The Lender represents and warrants that this Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Lender.

ARTICLE VII
DEFAULT

SECTION 7.01. EVENTS OF DEFAULT. Any one or more of the following shall constitute an "Event of Default" under this Agreement, unless waived by the Lender; provided that Borrower has failed to cure the default as set forth herein:

(a) PAYMENT. Failure to pay principal or interest when due and payable under the Note.

(b) BREACH OF REPRESENTATIONS AND WARRANTIES. Any representation and/or warranty made by Borrower in this Agreement, or in any certificate, financial statement, or other statement furnished by Borrower to Lender is untrue in any material respect at the time when made.

(c) VOLUNTARY BANKRUPTCY. Filing by Borrower of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

(d) INVOLUNTARY BANKRUPTCY. Filing of an involuntary petition against Borrower in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

(e) FILING OF A LIEN. The filing of a lien, the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against Borrower or any of Borrower's property which shall not be released, satisfied of record or bonded within twenty (20) days thereafter, except liens which exist as the date hereof or liens to which the Lender shall consent.

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Notwithstanding anything else to the contrary set forth herein, upon the occurrence of an Event of Default, including but not limited to the failure to pay when due any principal or interest hereunder, Lender shall give Borrower written notice of such Event of Default ("Notice of Default"). Borrower shall have twenty (20) days from receipt of the Notice of Default to cure such default, during which time, the Lender may not take any action against the Borrower to collect the amounts due and owing hereunder or enforcement of the provisions hereof; provided, however, in the event of nonpayment, Borrower shall be responsible for all accrued interest up and until the time of payment of said amounts.

SECTION 7.02. RIGHTS AND REMEDIES IN THE EVENT OF DEFAULT. Upon the occurrence of an Event of Default as defined above, Lender may declare the entire Outstanding Principal Balance, together with accrued interest thereon, to be immediately due and payable without presentment, demand, protest, or other notice of any kind. Any funds received by the Lender with respect to such Advance shall be applied as follows: (i) to the payment of the reasonable and necessary expenses incurred by Lender in connection with the collection of amounts due hereunder; (ii) to the payment of interest accrued and unpaid on such Advance; and (iii) to the payment of Outstanding Principal Balance. Any remaining amounts shall be paid to the Borrower. Upon an Event of Default and the expiration of any permitted grace period or opportunity to cure, Lender may suspend or terminate any obligation it may have hereunder to make additional Advances. To the extent permitted by law, Borrower waives any rights to presentment, demand, protest, or notice of any kind in connection with this Agreement. No failure or delay on the part of Lender in exercising any right, power, or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided at law or in equity. Borrower agrees to pay all Lender's costs of collection incurred by reason of the default, including court costs and reasonable attorney's fees.

ARTICLE IX
MISCELLANEOUS

SECTION 8.01. NOTICES. All notices or other communications to be given hereunder shall be given in writing and delivered by (a) certified mail, return receipt requested, (b) personal delivery, (c) facsimile or (d) express carrier addressed as follows:

If to the Lender:	Charles J. Kalina, III 93 Grove Street Somerville, NJ 08876

If to the Borrower:	Ault Glazer Bodnar & Company, Inc. Attn: Milton "Todd" Ault III 1800 Century Park East, Suite 200 Los Angeles, CA 90067 Telephone: (310) 895-7778 Facsimile: (310) 895-7779

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With a copy to (which shall not constitute a notice or communication given pursuant to the terms of this Agreement, the Security Agreement or any Note issued pursuant to this Agreement):

Sutherland Asbill Brennan LLP
Attn: Steve Boehm
1275 Pennsylvania Avenue, NW
Washington, DC 20004

or to such other address furnished by any party to the other in writing at any time and from time to time for such notice purposes. Any notice served by either party on the other shall be deemed effective upon receipt of return receipt if sent by certified mail, return receipt requested, when received, if delivered personally, upon machine confirmation if sent by facsimile, or upon confirmation of delivery by an express carrier.

SECTION 8.02. AMENDMENTS AND WAIVERS. No amendment, modification or waiver of any provision of this Agreement, the Note or the Security Agreement shall be effective unless the same shall be in writing and signed by the Borrower and the Lender; provided, however, that any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

SECTION 8.03. SUCCESSORS AND ASSIGNS. Neither the Borrower nor the Lender may assign, delegate or transfer any of its rights or obligations under this Agreement, the Note or the Security Agreement without the prior written consent of the other. Except as otherwise set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

SECTION 8.04. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

SECTION 8.05. HEADINGS. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

SECTION 8.06. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Facsimile copies of this Agreement with signatures of the parties hereto shall be given the same legal effect as an original.

SECTION 8.07. SEVERABILITY. If any term or provision of this Agreement shall to any extent determined to be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

SECTION 8.08. SURVIVAL. The provisions of Article 3, 4, 5, 6 and 7 hereof shall survive any termination or cancellation of this Agreement, and shall remain in full force and effect.

SECTION 8.9. FURTHER ASSURANCES. The parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments or documents, and to take such other actions as the requesting party may reasonably require to carry out the terms of this Agreement, Note and Security Agreement and the transactions contemplated hereby.

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SECTION 8.10. DEFAULT PROVISIONS. In the event this Agreement, the Note and Security Agreement shall be in default, and placed with an attorney for collection, then the Borrower agrees to pay all reasonable attorney fees and costs of collection of the Lender.

SECTION 8.11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the successors, assigns, heirs, administrators and executors of the Borrower, its successors, endorsees, assigns, heirs, administrators and executors, and inure to the benefit of the Lender, its successors, endorsees, assigns, heirs, administrators and executors. All rights and remedies available to the Lender pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and are enforceable alternatively, successively and/or concurrently after default by Borrower pursuant to the provisions of this Agreement.

SECTION 8.12. VENUE. The Borrower hereby irrevocably consents to the jurisdiction of the state and federal courts in Los Angeles County, California in connection with any action or proceeding arising out of or relating to this Agreement. If any term or provision of this Agreement shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

SECTION 8.13. RELATIONSHIP OF PARTIES. Nothing contained in this Agreement shall be deemed or construed by the parties, or by any third party, to create the relationship of partnership or joint venture between the parties hereto, it being understood and agreed that no provision contained herein shall be deemed to create any relationship between the parties hereto other than the relationship of borrower and lender.

SECTION 8.14. TERMINATION AND CANCELLATION OF AGREEMENT. Lender shall, as promptly as practicable after receipt of the payment in full of the principal and interest due under this Agreement, Note and Security Agreement (and in any event within five (5) business days after the such receipt): (a) return to Borrower the originals of any and all Notes and Security Agreements issued by Borrower to Lender, duly marked "paid in full" or "cancelled" and (b) shall execute a termination and release agreement in connection with the cancellation of said Note and Security Agreement. In the event that this Agreement is not renewed at the end of the Initial Term, the Parties agree to terminate this Agreement and mark it cancelled and paid in full.

[Signatures on following page]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered on the date first specified above.

Borrower:	Ault Glazer Bodnar & Company, Inc., a Delaware corporation

By: /s/ Milton "Todd" Ault, III Name: Milton "Todd" Ault, III Title: CEO

Lender:	Charles J. Kalina, III

By: /s/ Charles J. Kalina, III Name: Charles J. Kalina, III Title: Individual

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EXHIBIT A
SECURED PROMISSORY NOTE

$_______	Los Angeles, California August, 2006

FOR VALUE RECEIVED, Ault Glazer Bodnar & Company, Inc. (the "Maker"), a Delaware corporation with an office located at 1800 Century Park East, Suite 200, Los Angeles, CA 90067, hereby promises to pay to the order of Charles J. Kalina, III (the "Payee"), an individual, the principal sum of ______________ dollars ($______) plus any accrued interest thereon in lawful money of the United States at the end of the Initial Term as defined in that certain Revolving Line of Credit Agreement dated __________ __, 2006 (the "RLOC"), a copy of which is attached hereto as Exhibit B.

The following is a statement of the other terms and conditions to which this secured promissory note (the "Note") is subject and to which the Payee by the acceptance of this Note agrees:

This Note shall commence on the date hereof and shall continue until tine end of the Initial Term (as defined in the RLOC), unless mutually extended or terminated sooner by the agreement of the parties. The Payee shall have the right to request repayment of such Note; provided that Payee provides Maker with forty-five (45) business days written notice ("Notice of Repayment") in which Lender has indicated the amount to be repaid ("Repayment Amount"). Upon Maker's receipt of Notice of Repayment, Maker shall have sixty (60) business days to repay Lender such Repayment Amount. In the event that the Repayment Amount requested by Lender is 100% of the Outstanding Principal Balance, Borrower shall have ninety (90) business days upon receipt of the Notice of Repayment to repay Lender. Payee shall provide such Notice of Repayment to Maker via US certified mail.

Maker promises to pay interest on the unpaid principal balance hereof at the Prime Rate plus one percent (1%) per annum, such interest to be paid at the end of the Initial Term, unless mutually extended by the parties. "Prime Rate" means the rate of interest published by the Wall Street Journal (the "Journal"), as its "Prime Rate" or "Base Rate" for commercial loans. The interest rate hereunder shall be adjusted on the effective date of any change in the Prime Rate to reflect the Prime Rate then in effect. In the event that the Journal ceases to publish a "Prime Rate" or "Base Rate" for commercial loans, the Payee may specify an alternate source for the Prime Rate by delivering written notice thereof to Maker.

Interest shall commence accruing on the date first written above and shall be calculated on the basis of a 365-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of California.

The Maker shall have the right, at any time, to prepay without penalty, in whole or in part, the unpaid principal and interest due on this Note as of the date of such prepayment.

The entire unpaid principal balance of this Note and interest accrued with respect thereto shall be immediately due and payable upon the occurrence of any of the following (each, an "Event of Default"); provided, that Maker has failed to cure the default as set forth herein:

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a.  Any representation and/or warranty made by Maker in the Agreement, or in any certificate, financial statement, or other statement furnished by Maker to Payee is untrue in any material respect at the time when made.

b.  Filing by Maker of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

c.  Filing of an involuntary petition against Maker in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

d.  The filing of a lien, the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against Maker or any of Maker's property which shall not be released, satisfied of record or bonded within twenty (20) days thereafter, except liens which exist as the date hereof or liens to which the Payee shall consent;

e.  The Maker has failed to pay the principal and any accrued and unpaid interest at the end of the Initial Term and there is a continuance for a period of twenty (20) days after written notice from Payee to the Maker of such failure.

Notwithstanding anything else to the contrary set forth herein, upon the occurrence of an Event of Default, including but not limited to the failure to pay when due any principal or interest hereunder, Payee shall give Maker written notice of such Event of Default ("Notice of Default"). Maker shall have twenty (20) days from receipt of the Notice of Default to cure such default, during which time, the Payee may not take any action against the Maker to collect the amounts due and owing hereunder or enforcement of the provisions hereof; provided, however, in the event of nonpayment, Maker shall be responsible for all accrued interest up and until the time of payment of said amounts.

The obligations under this Note shall be secured by certain collateral of Maker in accordance with the terms of a Security Agreement entered into at the time of issuance of this Note, a copy of which is attached hereto as Exhibit A.

All rights and remedies available to the Payee pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and enforceable alternatively, successively and/or concurrently after default by Maker pursuant to the provisions of this Note.

The Maker waives demand, presentment, protest and notice of any kind and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Note, all without notice.

This Note may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the party to be charged.

If any term or provision of this Note shall to any extent be invalid or unenforceable, the remainder of this Note shall not be affected thereby, and each term and provision of the Note shall be valid and enforced to the fullest extent permitted by law.

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In the event this Note shall be in default, and placed with an attorney for collection, then Maker agrees to pay all reasonable attorney fees and costs of collection of Payee.

This Note contains the entire understanding between the Maker and the Payee with respect to this Note and supersedes any prior written or oral agreement between them respecting the subject matter hereof.

This Note shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the successors, assigns, heirs, administrators and executors of the Maker and inure to the benefit of the Payee, his successors, endorsees, assigns, heirs, administrators and executors,

The Maker hereby irrevocably consents to the jurisdiction of the state and federal courts in Los Angeles County, California in connection with any action or proceeding arising out of or relating to this Note. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

Payee shall, as promptly as practicable after receipt of the payment in full of the principal and interest due under this Note (and in any event within five (5) business days after the such receipt): (a) return to Maker the originals of any and all notes issued by Maker to Payee, duly marked "paid in full" or "cancelled" and (b) shall execute alt termination and release agreement in connection with the cancellation of said Note.

This Note may be signed (including by facsimile) in any number of counterparts, each of which, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

The parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments or documents, and to take such other actions as the requesting party may reasonably require to carry out the terms of this Note and the transactions contemplated hereby.

Ault Glazer Bodnar & Company, Inc., a Delaware corporation

By:_______________________________ Name: Milton "Todd" Ault, III Title: Chief Executive Officer

Charles J. Kalina, III __________________________________

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EXHIBIT B
SECURITY AGREEMENT

BY AND BETWEEN AULT GLAZER BODNAR & COMPANY, INC.
AND CHARLES J. KALINA, III

Charles J. Kalina, III ("Secured Party") and Ault Glazer Bodnar & Company, Inc., a Delaware corporation ("Debtor") agree as follows on August ___, 2006:

1.  GRANT OF SECURITY INTEREST.

1.1  The Debtor hereby grants to the Secured Party a security interest in all of the assets, inventory, accounts, chattel paper, patents, trademarks, copyrights, contract rights, documents, instruments, deposit accounts, investment property (including equity interests of subsidiaries), general intangibles and other personal property and fixture of Debtor, and all products and proceeds of such property (collectively, the "Collateral"). Such Collateral of Debtor is the security for:

1.1.1  The satisfaction and the prompt and full performance of all of Debtor's obligations under that certain Secured Promissory Note (the "Note") dated _____, 2006 in the principal amount of ___________ dollars ($_______) plus interest at the Prime Rate plus one percent (1%) (as defined in the Note) per annum, as the Note may be amended, modified, or extended from time to time (including, without limitation, the obligation to make payments of principal and interest thereon); and

1.1.2  The full, faithful, true and exact performance and observance of all of the obligations, covenants and duties of Debtor under this Security Agreement, as the same may be amended, modified, or extended from time to time.

2.  DEFAULT. Any of the following events shall constitute an event of default hereunder:

2.1  The failure by Debtor to make full and timely payment when due of any sum as required to be paid to Secured Party under the Note after any applicable notice of non-payment provided for in the Note has been given, and any period within which to cure the non-payment has elapsed, if applicable. A true and correct copy of the Note is incorporated herein by this reference.

2.2  The failure by Debtor to fully and timely perform any covenant, agreement, obligation or duty imposed on Debtor by this Security Agreement or any other agreement by and between Debtor and Secured Party now existing or hereinafter made.

2.3  The filing by Debtor of any petition, or commencement by Debtor of any proceeding, under the Bankruptcy Act or any state insolvency law.

2.4  The making by Debtor of any general assignment for the benefit of creditors.

2.5  The filing of any petition, or commencement of any proceeding, under the Bankruptcy Act or any state insolvency law, against Debtor, or the appointment of any receiver or trustee, which petition, proceeding or appointment is not fully and completely discharged, dismissed or vacated within sixty (60) days.

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2.6  Any warranties made by Debtor are untrue in any material respect, or any schedule, statement, report, notice, or writing furnished by Debtor to the Secured Party are untrue in any material respect on the date as of which the facts set forth are stated or certified.

3.  INSPECTION OF RECORDS. Secured Party shall have the right without notice to inspect all financial books, records and reports of Debtor at Debtor's premises or wherever the same may be maintained during normal business hours.

4.  REMEDIES UPON DEFAULT.

4.1  Upon the occurrence of an event of default, which such default has not been cured within twenty (20) days of the occurrence of such event of default, then in addition to any and all other remedies at law or in equity available to Secured Party, Debtor hereby authorizes and empowers Secured Party, at Secured Party's option and without notice to Debtor, except as specifically provided herein (and, to the extent necessary, hereby irrevocably appoint Secured Party as Debtor's attorney-in-fact for such purposes) and subject to applicable laws:

4.1.1  To require Debtor to assemble any and all of the Collateral and make the same available to Secured Party at the premises wherein the same is located, or any other place designated by Secured Party; Secured Party may enter upon any premises where any of the Collateral is located and may take possession of the same without judicial process and without the need to post any bond or security as an incident thereto; and

4.1.2  To sell, assign, transfer and deliver the whole or any part of the Collateral at public or private sale, for cash, upon credit, or for future delivery, in bulk or item by item, at such prices and upon such terms as are commercially reasonable, given the nature of the Collateral and the market therefor, with or without warranties, without the necessity of the Collateral being present at any such sale or in view of the prospective purchasers thereof, and without any presentment, demand for performance, protest, notice of protest, or notice of dishonor except as set forth herein, any other such advertisement, presentment, demand or notice being expressly waived by Debtors to the extent permitted by law. At any public sale or sales of the Collateral, Secured Party or Secured Party's assigns may bid for and purchase all or any part of the Collateral offered for sale and upon compliance with the terms of such sale, may hold, exploit and dispose of such Collateral discharged from all claims of Debtor, except to the extent that Debtor has rights in the proceeds of such sale or sales, and free from any right or redemption, all of which are hereby expressly waived and released, and may in paying the purchase price thereof, in lieu of cash assignment at the face amount thereof, together with any interest accrued thereon, all or any part of unpaid principal or interest or both, payable under the Note. Secured Party may also purchase all or any part of the Collateral at any private sale thereof to the extent that such Collateral is customarily sold in a recognized market or is the subject of a widely or regularly distributed standard price quotation. Upon conclusion of any such public or private sale, Secured Party may execute and deliver a bill of sale to the assets so sold, in the name of Debtor. Secured Party may use Debtor's premises for the purpose of conducting of any such sale. Secured Party shall give Debtor seven (7) days' notice, in writing, of the time and place thereof, and in the case of a public sale, the date thereof and the name of the purchaser. Notice shall be deemed given when deposited in the United States mail, postage prepaid, certified or registered, and addressed to Debtor at 1800 Century Park East, Suite 200, Los Angeles, CA 90067. Secured Party shall only be required to publish an advertisement of a public sale, which advertisement may be published in a newspaper of general circulation no later than seven (7) days prior to the date of sale, and an advertisement so published shall be deemed commercially reasonable if it merely gives the place, time, and date of sale, merely identifies the Collateral by classification without describing quantity or quality; provided, however that such advertisement may, at Secured Party's option, contain additional information. Debtor acknowledges that Secured Party may accept any offer received, provided it is commercially reasonable, that Secured Party, at Secured Party's option, need not approach more than one possible purchaser, and that Secured Party shall, to the fullest extent permitted by law, be relieved from all liability or claim for inadequacy of price if the manner and terms of sale comply with the terms of this Security Agreement.

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4.2  In the event of any such sale by Secured Party of all or any of said Collateral on credit, or for future delivery, such property so sold may be retained by Secured Party until the selling price is paid by the purchaser. Secured Party shall incur no liability in case of the failure of the purchaser to take up and pay for the property so sold. In case of any such failure, said Collateral may be again, and from time to time, sold.

4.3  In the event of any such sale or disposition, the proceeds thereof shall be applied first to the payment of the expenses of the sale, commissions, actual attorneys' fees, and all other charges paid or incurred by Secured Party in taking, holding, selling , advertising, or otherwise preparing such Collateral for sale or otherwise in connection with maintaining the security of such Collateral, including any taxes or other charges imposed by law upon the Collateral and/or the ownership, holding or transfer thereof; secondly, to pay, satisfy and discharge all indebtedness of Debtor to Secured Party secured hereby then due and payable pursuant to the Note; thirdly, to the extent that Debtor may still have monetary obligations to Secured Party not yet due and payable, Secured Party may retain any surplus as collateral for the payment of such sums when due; and fourthly, if all of the secured obligations are then discharged and satisfied, to pay the surplus, if any, to Debtor. Secured Party shall look only to the assets of the business then operated and/or owned by Debtor to satisfy any and all claims, defaults or breaches regarding the Note and shall not in any event, look to any other assets of Debtor to satisfy same.

4.4 Secured Party shall not be liable or responsible for safeguarding the Collateral, or any portion thereof, or maintaining the condition thereof, or for any loss or damage thereto and diminution in value of the Collateral either through loss or non-collection. Secured Party shall not be liable or responsible for any act or default of any carrier or warehouseman or of any other person, other than that occasioned by the gross negligence and willful misconduct of Secured Party.

5.  REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants that it is duly organized, validly existing, and in good standing corporation under the laws of the State of Delaware with the power to own its assets and to transact business in such states where its business is conducted. Debtor represents and warrants that the Note and this Security Agreement have been duly and validly authorized, executed and delivered by Debtor and constitutes a valid and binding agreement, enforceable in accordance with their terms, and the execution and delivery of the Note and this Security Agreement do not violate, or constitute a default (with or without the giving of notice, the passage of time, or both) under any order, judgment, agreement, contract, or instrument to which Debtor is a party or by which Debtor is affected or may be bound. Debtor represents that Debtor will at all times maintain the Collateral in good state of repair and condition consistent with good business practice, including replacement of damaged, destroyed, or obsolete parts thereof, will pay any and all taxes thereon or applicable thereto prior to delinquency, and shall maintain at all times insurance thereon against risk of fire, theft, burglary and vandalism.

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6.  INDEMNITY. In the case of any adverse claim with respect to the Collateral or any portion thereof arising out of any act done, or permitted or acquiesced in by Debtor, Debtor indemnifies and agrees to hold Secured Party harmless from and against any and all claims, losses, liabilities, damages, expenses, costs and actual attorneys' fees incurred by Secured Party in or by virtue of exercising any right, power or remedy of Secured Party hereunder or defending, protecting, enforcing or prosecuting the security interest hereby created (collectively, "Indemnified Liabilities"), except to the extent that any such Indemnified Liability results solely from the gross negligence or willful misconduct of Secured Party or any agent of Secured Party. Any such loss, cost, liability, damage or expense so incurred shall be repaid upon demand by Secured Party and until so paid shall be deemed a secured obligation hereunder.

7.  NO WAIVER BY SECURED PARTY. Any forbearance, failure, or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power, or remedy of Secured Party shall not preclude the later exercise of any other right, power, or remedy, each of which shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing, executed by Secured Party.

8.  EFFECTIVENESS OF AGREEMENT. This Security Agreement and Debtors' duties and obligations and Secured Party's powers to dispose of the Collateral, and all other rights, powers and remedies granted to Secured Party hereunder shall remain in full force and effect until Debtor has satisfied and discharged all of Debtor's obligations to Secured Party secured thereby.

9.  WAIVER BY DEBTOR. All provisions of law, in equity and by statute providing for, relating to, or pertaining to pledges or security interests and the sale of pledged property or property in which a security interest is granted, or which prescribe, prohibit, limit or restrict the right to, or conditions, notice or manner of sale, together with all limitations of law, in equity, or by statute, on the right of attachment in the case of secured obligations, are hereby expressly waived by Debtor to the fullest extent Debtor may lawfully waive same.

10.  RELEASE OF COLLATERAL. Upon payment in full by Debtor, in lawful money of the United States of America, to Secured Party at the address set forth in the Note of all amounts secured hereby, and performance of all other obligations of Debtor under this Security Agreement, together with any interest thereon and any costs and expenses incurred by Secured Party in the enforcement of this Security Agreement or of any of Secured Party's rights hereunder, or in the enforcement of any other agreements (whether heretofore or hereafter entered into) between Debtor and Secured Party, or any of the rights of Secured Party thereunder, and upon the request of Debtor therefore, Secured Party will deliver to Debtor, at Debtor's sole cost and expense, such termination statements and such other documents of release, reconveyance and reassignments as shall be sufficient to discharge Debtor of the liabilities secured hereby and to terminate and release the security interest in the Collateral created hereby.

11.  MISCELLANEOUS.

11.1  This Security Agreement and all of the rights and duties in connection herewith shall be governed by and construed in accordance with the laws of the State of California thereof without giving effect to principles governing conflicts of law.

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11.2  This Security Agreement and all of its terms and provisions shall be binding upon the heirs, successors, transferees and assigns of each of the parties hereto.

11.3  In the event any portion of this Security Agreement is determined to be invalid or unenforceable, the remaining portions shall remain in full force and effect as if that invalid or unenforceable portion had never been a part hereof.

11.4  In the event litigation is commenced to enforce or interpret this Security Agreement, or any provision hereof, the prevailing party shall be entitled to recover its actual costs and attorneys' fees.

11.5  This Security Agreement may be amended only by written consent of each of the parties hereto.

11.6  Any and all notices, demands, requests, or other communications required or permitted by this Security Agreement or by law to be served on, given to, or delivered to any party hereto by any other party to this Security Agreement shall be in writing and shall be deemed duly sewed, given, or delivered when personally delivered to the party, or in lieu of such personal delivery, when deposited in the United States mail, first-class postage prepaid addressed to the party at the address herein appearing.

11.7  This Security Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supercedes all prior and contemporaneous agreements, representations and understandings of the parties. No waiver of any of the provisions of this Security Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, not- shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

11.8  This Security Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exhibits attached hereto are made a pall hereof and incorporated herein.

11.9  Nothing in this Security Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Security Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Security Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Security Agreement, nor shall any provision give any third person any right of subrogation or action against any party to this Security Agreement.

11.10  Each party's obligations under this Security Agreement is unique. If any party should default in its obligations under this Security Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition any other available rights or remedies, may sue in equity for specific performance without the necessity of posting a bond or other security, and the parties each expressly waive the defense that a remedy in damages will be adequate.

11.11  All representations, warranties and agreements of the parties contained in this Security Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the completion of all acts contemplated herein.

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11.12  Whenever the context of this Security Agreement requires, the masculine gender includes the feminine or neuter gender, and the singular number includes the plural.

11.13  As used herein, the word "days" shall refer to calendar day, including holidays, weekends, non-business days, etc.

11.14  The captions contained herein do not constitute pant of this Security Agreement and are used solely for convenience and shall in no way be used to construe, modify, limit or otherwise affect this Security Agreement.

IN WITNESS WHEREOF, this Security Agreement is executed on the date first set forth above at Los Angeles County, California.

DEBTOR	SECURED PARTY

AULT GLAZER BODNAR & COMPANY, INC.	CHARLES J. KALINA, III

BY:___________________________ NAME:________________________ TITLE:________________________	____________________________

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EXHIBIT C
WIRE INSTRUCTIONS

Charles J. Kalina, III

Ault Glazer Bodnar & Company, Inc.

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EXHIBIT D

Date of Advance	Amount of Advance	Monthly Interest	Aggregate Outstanding Principal Balance

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EXHIBIT 14
SECURED PROMISSORY NOTE

$35,000	Los Angeles, California
August 14, 2006

FOR VALUE RECEIVED, Ault Glazer Bodnar & Company, Inc. (the "Maker"), a Delaware corporation with an office located at 1800 Century Park East, Suite 200, Los Angeles, CA 90067, hereby promises to pay to the order of Charles J. Kalina, III (the "Payee"), an individual, the principal sum of thirty five thousand dollars ($35,000.00) plus any accrued interest thereon in lawful money of the United States at the end of the Initial Term as defined in that certain Revolving Line of Credit Agreement dated August 8, 2006 (the "RLOC"), a copy of which is attached hereto as Exhibit B.

The following is a statement of the other terms and conditions to which this secured promissory note (the "Note") is subject and to which the Payee by the acceptance of this Note agrees:

This Note shall commence on the date hereof and shall continue until the end of the Initial Term (as defined in the RLOC), unless mutually extended or terminated sooner by the agreement of the parties. The Payee shall have the right to request repayment of such Note; provided that Payee provides Maker with forty-five (45) business days' written notice ("Notice of Repayment") in which Payee has indicated the amount to be repaid ("Repayment Amount"). Upon Maker's receipt of Notice of Repayment, Maker shall have sixty (60) business days to repay Payee such Repayment Amount. In the event that the Repayment Amount requested by Payee is 100% of the Outstanding Principal Balance, Maker shall have ninety (90) business days upon receipt of the Notice of Repayment to repay Payee. Payee shall provide such Notice of Repayment to Maker via US certified mail.

Maker promises to pay interest on the unpaid principal balance hereof at the Prime Rate plus one percent (1%) per annum, such interest to be paid on a quarterly basis commencing on November 8, 2006 and continuing on the eight (8'h) day of each quarter thereafter (the "Interest Payment Date") until the end of the Initial Term. The Interest Payment issued by Maker shall be either paid in cash, Class B common stock ("Common Stock") of the Maker, or with any securities owned by Maker; provided, that Payee shall provide Maker with ten (10) Business Days' written notice ("Notice of Interest Payment") prior to the Interest Payment Date of Payee's choice of payment. "Prime Rate" means the rate of interest published by the Wall Street Journal (the "Journal"), as its "Prime Rate" or "Base Rate" for commercial loans. The interest rate hereunder shall be adjusted on the effective date of any change in the Prime Rate to reflect the Prime Rate then in effect. In the event that the Journal ceases to publish a "Prime Rate" or "Base Rate" for commercial loans, the Payee may specify an alternate source for the Prime Rate by delivering written notice thereof to Maker.

Interest shall commence accruing on the date first written above and shall be calculated on the basis of a 365-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of California.

The Maker shall have the right, at any time, to prepay without penalty, in whole or in part, the unpaid principal and interest due on this Note as of the date of such prepayment.

The entire unpaid principal balance of this Note and interest accrued with respect thereto shall be immediately due and payable upon the occurrence of any of the following (each, an "Event of Default"); provided, that Maker has failed to cure the default as set forth herein:

a.    Any representation and/or warranty made by Maker in the Agreement, or in any certificate, financial statement, or other statement furnished by Maker to Payee is untrue in any material respect at the time when made.

b.    Filing by Maker of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

c.    Filing of an involuntary petition against Maker in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unhanded, or undischarged.

d.    The filing of a lien, the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against Maker or any of Maker's property which shall not be released, satisfied of record or bonded within twenty (20) days thereafter, except liens which exist as the date hereof or liens to which the Payee shall consent;

e.    The Maker has failed to pay the principal and any accrued and unpaid interest at the end of the Initial Term and there is a continuance for a period of twenty (20) days after written notice from Payee to the Maker of such failure.

Notwithstanding anything else to the contrary set forth herein, upon the occurrence of an Event of Default, including but not limited to the failure to pay when due any principal or interest hereunder, Payee shall give Maker written notice of such Event of Default ("Notice of Default"). Maker shall have twenty (20) days from receipt of the Notice of Default to cure such default, during which time, the Payee may not take any action against the Maker to collect the amounts due and owing hereunder or enforcement of the provisions hereof; provided, however, in the event of nonpayment, Maker shall be responsible for all accrued interest up and until the time of payment of said amounts.

The obligations under this Note shall be secured by certain collateral of Maker in accordance with the terms of a Security Agreement entered into at the time of issuance of this Note, a copy of which is attached hereto as Exhibit A.

All rights and remedies available to the Payee pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and enforceable alternatively, successively and/or concurrently after default by Maker pursuant to the provisions of this Note.

The Maker waives demand, presentment, protest and notice of any kind and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Note, all without notice.

This Note may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the party to be charged.

If any term or provision of this Note shall to any extent be invalid or unenforceable, the remainder of this Note shall not be affected thereby, and each term and provision of the Note shall be valid and enforced to the fullest extent permitted by law.

In the event this Note shall be in default, and placed with an attorney for collection, then Maker agrees to pay all reasonable attorney fees and costs of collection of Payee.

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This Note contains the entire understanding between the Maker and the Payee with respect to this Note and supersedes any prior written or oral agreement between them respecting the subject matter hereof.

This Note shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the successors, assigns, heirs, administrators and executors of the Maker and inure to the benefit of the Payee, his successors, endorsees, assigns, heirs, administrators and executors.

The Maker hereby irrevocably consents to the jurisdiction of the state and federal courts in Los Angeles County, California in connection with any action or proceeding arising out of or relating to this Note. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

Payee shall, as promptly as practicable after receipt of the payment in full of the principal and interest due under this Note (and in any event within five (5) business days after the such receipt): (a) return to Maker the originals of any and all notes issued by Maker to Payee, duly marked "paid in full" or "cancelled" and (b) shall execute an termination and release agreement in connection with the cancellation of said Note.

This Note may be signed (including by facsimile) in any number of counterparts, each of which, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

The parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments or documents, and to take such other actions as the requesting party may reasonably require to carry out the terms of this Note and the transactions contemplated hereby.

Ault Glazer Bodnar & Company, Inc., a Delaware corporation

By: /s/ Milton "Todd" Ault, III
Name: Milton "Todd" Ault, III
Title: Chief Executive Officer

Charles J. Kalina, III

/s/ Charles J. Kalina, III

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SECURITY AGREEMENT

BY AND BETWEEN AULT GLAZER BODNAR & COMPANY, INC.
AND CHARLES J. KALINA, III

Charles J. Kalina, III ("Secured Party") and Ault Glazer Bodnar & Company, Inc., a Delaware corporation ("Debtor") agree as follows on August 14, 2006:

1.    GRANT OF SECURITY INTEREST.

1.1 The Debtor hereby grants to the Secured Party a security interest in all of the assets, inventory, accounts, chattel paper, patents, trademarks, copyrights, contract rights, documents, instruments, deposit accounts, investment property (including equity interests of subsidiaries), general intangibles and other personal property and fixture of Debtor, and all products and proceeds of such property (collectively, the "Collateral"). Such Collateral of Debtor is the security for:

1.1.1 The satisfaction and the prompt and full performance of all of Debtor's obligations under that certain Secured Promissory Note (the "Note") dated August 14, 2006 in the principal amount of thirty five thousand dollars ($35,000.00) plus interest at the Prime Rate plus one percent (1%) (as defined in the Note) per annum, as the Note may be amended, modified, or extended from time to time (including, without limitation, the obligation to make payments of principal and interest thereon); and

1.1.2 The full, faithful, true and exact performance and observance of all of the obligations, covenants and duties of Debtor under this Security Agreement, as the same may be amended, modified, or extended from time to time.

2.    DEFAULT. Any of the following events shall constitute an event of default hereunder:

2.1 The failure by Debtor to make full and timely payment when due of any sum as required to be paid to Secured Party under the Note after any applicable notice of non-payment provided for in the Note has been given, and any period within which to cure the non-payment has elapsed, if applicable. A true and correct copy of the Note is incorporated herein by this reference.

2.2 The failure by Debtor to fully and timely perform any covenant, agreement, obligation or duty imposed on Debtor by this Security Agreement or any other agreement by and between Debtor and Secured Party now existing or hereinafter made.

2.3 The filing by Debtor of any petition, or commencement by Debtor of any proceeding, under the Bankruptcy Act or any state insolvency law.

2.4 The making by Debtor of any general assignment for the benefit of creditors.

2.5 The filing of any petition, or commencement of any proceeding, under the Bankruptcy Act or any state insolvency law, against Debtor, or the appointment of any receiver or trustee, which petition, proceeding or appointment is not fully and completely discharged, dismissed or vacated within sixty (60) days.

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2.6 Any warranties made by Debtor are untrue in any material respect, or any schedule, statement, report, notice, or writing furnished by Debtor to the Secured Party are untrue in any material respect on the date as of which the facts set forth are stated or certified.

3.    INSPECTION OF RECORDS. Secured Party shall have the right without notice to inspect all financial books, records and reports of Debtor at Debtor's premises or wherever the same may be maintained during normal business hours.

4.    REMEDIES UPON DEFAULT.

4.1 Upon the occurrence of an event of default, which such default has not been cured within twenty (20) days of the occurrence of such event of default, then in addition to any and all other remedies at law or in equity available to Secured Party, Debtor hereby authorizes and empowers Secured Party, at Secured Party's option and without notice to Debtor, except as specifically provided herein (and, to the extent necessary, hereby irrevocably appoint Secured Party as Debtor's attorney-in-fact for such purposes) and subject to applicable laws:

4.1.1 To require Debtor to assemble any and all of the Collateral and make the same available to Secured Party at the premises wherein the same is located, or any other place designated by Secured Party; Secured Party may enter upon any premises where any of the Collateral is located and may take possession of the same without judicial process and without the need to post any bond or security as an incident thereto; and

4.1.2 To sell, assign, transfer and deliver the whole or any part of the Collateral at public or private sale, for cash, upon credit, or for future delivery, in bulk or item by item, at such prices and upon such terms as are commercially reasonable, given the nature of the Collateral and the market therefor, with or without warranties, without the necessity of the Collateral being present at any such sale or in view of the prospective purchasers thereof, and without any presentment, demand for performance, protest, notice of protest, or notice of dishonor except as set forth herein, any other such advertisement, presentment, demand or notice being expressly waived by Debtors to the extent permitted by law. At any public sale or sales of the Collateral, Secured Party or Secured Party's assigns may bid for and purchase all or any part of the Collateral offered for sale and upon compliance with the terms of such sale, may hold, exploit and dispose of such Collateral discharged from all claims of Debtor, except to the extent that Debtor has rights in the proceeds of such sale or sales, and free from any right or redemption, all of which are hereby expressly waived and released, and may in paying the purchase price thereof, in lieu of cash assignment at the face amount thereof, together with any interest accrued thereon, all or any part of unpaid principal or interest or both, payable under the Note. Secured Party may also purchase all or any part of the Collateral at any private sale thereof to the extent that such Collateral is customarily sold in a recognized market or is the subject of a widely or regularly distributed standard price quotation. Upon conclusion of any such public or private sale, Secured Party may execute and deliver a bill of sale to the assets so sold, in the name of Debtor. Secured Party may use Debtor's premises for the purpose of conducting of any such sale. Secured Party shall give Debtor seven (7) days' notice, in writing, of the time and place thereof, and in the case of a public sale, the date thereof and the name of the purchaser. Notice shall be deemed given when deposited in the United States mail, postage prepaid, certified or registered, and addressed to Debtor at 1800 Century Park East, Suite 200, Los Angeles, CA 90067. Secured Party shall only be required to publish an advertisement of a public sale, which advertisement may be published in a newspaper of general circulation no later than seven (7) days prior to the date of sale, and an advertisement so published shall be deemed commercially reasonable if it merely gives the place, time, and date of sale, merely identifies the Collateral by classification without describing quantity or quality; provided, however that such advertisement may, at Secured Party's option, contain additional information. Debtor acknowledges that Secured Party may accept any offer received, provided it is commercially reasonable, that Secured Party, at Secured Party's option, need not approach more than one possible purchaser, and that Secured Party shall, to the fullest extent permitted by law, be relieved from all liability or claim for inadequacy of price if the manner and terms of sale comply with the terms of this Security Agreement.

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4.2 In the event of any such sale by Secured Party of all or any of said Collateral on credit, or for future delivery, such property so sold may be retained by Secured Party until the selling price is paid by the purchaser. Secured Party shall incur no liability in case of the failure of the purchaser to take up and pay for the property so sold. In case of any such failure, said Collateral may be again, and from time to time, sold.

4.3 In the event of any such sale or disposition, the proceeds thereof shall be applied first to the payment of the expenses of the sale, commissions, actual attorneys' fees, and all other charges paid or incurred by Secured Party in taking, holding, selling , advertising, or otherwise preparing such Collateral for sale or otherwise in connection with maintaining the security of such Collateral, including any taxes or other charges imposed by law upon the Collateral and/or the ownership, holding or transfer thereof; secondly, to pay, satisfy and discharge all indebtedness of Debtor to Secured Party secured hereby then due and payable pursuant to the Note; thirdly, to the extent that Debtor may still have monetary obligations to Secured Party not yet due and payable, Secured Party may retain any surplus as collateral for the payment of such sums when due; and fourthly, if all of the secured obligations are then discharged and satisfied, to pay the surplus, if any, to Debtor. Secured Party shall look only to the assets of the business then operated and/or owned by Debtor to satisfy any and all claims, defaults or breaches regarding the Note and shall not in any event, look to any other assets of Debtor to satisfy same.

4.4 Secured Party shall not be liable or responsible for safeguarding the Collateral, or any portion thereof, or maintaining the condition thereof, or for any loss or damage thereto and diminution in value of the Collateral either through Ioss or non-collection. Secured Party shall not be liable or responsible for any act or default of any carrier or warehouseman or of any other person, other than that occasioned by the gross negligence and willful misconduct of Secured Party.

5.    REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants that it is duly organized, validly existing, and in good standing corporation under the laws of the State of Delaware with the power to own its assets and to transact business in such states where its business is conducted. Debtor represents and warrants that the Note and this Security Agreement have been duly and validly authorized, executed and delivered by Debtor and constitutes a valid and binding agreement, enforceable in accordance with their terms, and the execution and delivery of the Note and this Security Agreement do not violate, or constitute a default (with or without the giving of notice, the passage of time, or both) under any order, judgment, agreement, contract, or instrument to which Debtor is a party or by which Debtor is affected or may be bound. Debtor represents that Debtor will at all times maintain the Collateral in good state of repair and condition consistent with good business practice, including replacement of damaged, destroyed, or obsolete parts thereof, will pay any and all taxes thereon or applicable thereto prior to delinquency, and shall maintain at all times insurance thereon against risk of fire, theft, burglary and vandalism.

6.    INDEMNITY. In the case of any adverse claim with respect to the Collateral or any portion thereof arising out of any act done, or permitted or acquiesced in by Debtor, Debtor indemnifies and agrees to hold Secured Party harmless from and against any and all claims, losses, liabilities, damages, expenses, costs and actual attorneys' fees incurred by Secured Party in or by virtue of exercising any right, power or remedy of Secured Party hereunder or defending, protecting, enforcing or prosecuting the security interest hereby created (collectively, "Indemnified Liabilities"), except to the extent that any such Indemnified Liability results solely from the gross negligence or willful misconduct of Secured Party or any agent of Secured Party. Any such loss, cost, liability, damage or expense so incurred shall be repaid upon demand by Secured Party and until so paid shall be deemed a secured obligation hereunder.

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7.    NO WAIVER BY SECURED PARTY. Any forbearance, failure, or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power, or remedy of Secured Party shall not preclude the later exercise of any other right, power, or remedy, each of which shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing, executed by Secured Party.

8.    EFFECTIVENESS OF AGREEMENT. This Security Agreement and Debtors' duties and obligations and Secured Party's powers to dispose of the Collateral, and all other rights, powers and remedies granted to Secured Party hereunder shall remain in full force and effect until Debtor has satisfied and discharged all of Debtor's obligations to Secured Party secured thereby.

9.    WAIVER BY DEBTOR. All provisions of law, in equity and by statute providing for, relating to, or pertaining to pledges or security interests and the sale of pledged property or property in which a security interest is granted, or which prescribe, prohibit, limit or restrict the right to, or conditions, notice or manner of sale, together with all limitations of law, in equity, or by statute, on the right of attachment in the case of secured obligations, are hereby expressly waived by Debtor to the fullest extent Debtor may lawfully waive same.

10.   RELEASE OF COLLATERAL. Upon payment in full by Debtor, in lawful money of the United States of America, to Secured Party at the address set forth in the Note of all amounts secured hereby, and performance of all other obligations of Debtor under this Security Agreement, together with any interest thereon and any costs and expenses incurred by Secured Party in the enforcement of this Security Agreement or of any of Secured Party's rights hereunder, or in the enforcement of any other agreements (whether heretofore or hereafter entered into) between Debtor and Secured Party, or any of the rights of Secured Party thereunder, and upon the request of Debtor therefore, Secured Party will deliver to Debtor, at Debtor's sole cost and expense, such termination statements and such other documents of release, reconveyance and reassignments as shall be sufficient to discharge Debtor of the liabilities secured hereby and to terminate and release the security interest in the Collateral created hereby.

11.   MISCELLANEOUS.

11.1 This Security Agreement and all of the rights and duties in connection herewith shall be governed by and construed in accordance with the laws of the State of California thereof without giving effect to principles governing conflicts of law.

11.2 This Security Agreement and all of its terms and provisions shall be binding upon the heirs, successors, transferees and assigns of each of the parties hereto.

11.3 In the event any portion of this Security Agreement is determined to be invalid or unenforceable, the remaining portions shall remain in full force and effect as if that invalid or unenforceable portion had never been a part hereof.

11.4 In the event litigation is commenced to enforce or interpret this Security Agreement, or any provision hereof, the prevailing party shall be entitled to recover its actual costs and attorneys' fees.

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11.5 This Security Agreement may be amended only by written consent of each of the parties hereto.

11.6 Any and all notices, demands, requests, or other communications required or permitted by this Security Agreement or by law to be served on, given to, or delivered to any party hereto by any other party to this Security Agreement shall be in writing and shall be deemed duly served, given, or delivered when personally delivered to the party, or in lieu of such personal delivery, when deposited in the United States mail, first-class postage prepaid addressed to the party at the address herein appearing.

11.7 This Security Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supercedes all prior and contemporaneous agreements, representations and understandings of the parties. No waiver of any of the provisions of this Security Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

11.8 This Security Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exhibits attached hereto are made a part hereof and incorporated herein.

11.9 Nothing in this Security Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Security Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Security Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Security Agreement, nor shall any provision give any third person any right of subrogation or action against any party to this Security Agreement.

11.10 Each party's obligations under this Security Agreement is unique. If any party should default in its obligations under this Security Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition any other available rights or remedies, may sue in equity for specific performance without the necessity of posting a bond or other security, and the parties each expressly waive the defense that a remedy in damages will be adequate.

11.11 All representations, warranties and agreements of the parties contained in this Security Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the completion of all acts contemplated herein.

11.12 Whenever the context of this Security Agreement requires, the masculine gender includes the feminine or neuter gender, and the singular number includes the plural.

11.13 As used herein, the word "days" shall refer to calendar day, including holidays, weekends, non-business days, etc.

11.14 The captions contained herein do not constitute part of this Security Agreement and are used solely for convenience and shall in no way be used to construe, modify, limit or otherwise affect this Security Agreement.

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IN WITNESS WHEREOF, this Security Agreement is executed on the date first set forth above at Los Angeles County, California.

DEBTOR	SECURED PARTY

AULT GLAZER BODNAR & COMPANY, INC.	CHARLES J. KALINA, III

BY: /s/ Milton "Todd" Ault, III	/s/ Charles J. Kalina, III
NAME: Milton "Todd" Ault, III	Name: Charles J. Kalina, III
TITLE: CEO	Title: Individual

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EXHIBIT 15

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement (the "Agreement") is entered into on this 10th day of January, 2008, by and between Charles J. Kalina, III, an individual ("Kalina") and Zealous Holdings, Inc., (fka Ault Glazer Bodnar & Company, Inc.) a Delaware corporation ("Zealous") and is effective on August 8, 2007.

WHEREAS, Zealous has executed and delivered to Kalina that certain Promissory Note dated August 14, 2006, payable to the order of Kalina in the original principal sum of Thirty Five Thousand Dollars ($35,000.00) plus accrued interest (the "Note") and a Security Agreement of even date (the "Security Agreement");

WHEREAS, the Note is due and payable at the "end of the Initial Term" as defined in that certain Revolving Line of Credit Agreement dated August 8, 2006 by and between Kalina and Zealous ("RLOC");

WHEREAS, interest on such Note shall be paid on a quarterly basis "until the end of the Initial Term;"

WHEREAS, Zealous, as borrower, and Kalina, as lender, have requested certain modifications to the Note.

NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Note as follows:

1.	Capitalized terms used herein, unless otherwise defined herein, shall have the meanings attributed to them in the Note.

2.
Paragraph 1 of the Note is hereby amended such that the language "at the end of the Initial Term as defined in that certain Revolving Line of Credit Agreement dated August 8, 2006 ('RLOC') a copy of which is attached hereto as Exhibit B" is entirely deleted and replaced with "on June 30, 2008."

3.	Paragraph 3 of the Note is hereby amended such that the language "until the end of the Initial Term (as defined in the RLOC)" is entirely deleted and replaced with "June 30, 2008."

4.
Paragraph 4 of the Note is hereby amended such that the language "a quarterly basis commencing on November 8, 2006 and continuing on the 8th day of each quarter thereafter (the 'Interest Payment') until the end of the Initial Term" is entirely deleted and replaced with "the Maturity Date."

5.	The following section is an addition to the Note and is incorporate by reference herein:

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"Conversion. (a) Upon written request from the Noteholder, this Note may be converted, in whole or in part, into that number of fully-paid and nonassessable shares of Class B common stock ("Conversion Shares") of Maker equal to (i) the amount of the then outstanding principal and accrued but unpaid interest under this Note, divided by (ii) $1.00. The Noteholder shall give Maker two (2) business day's notice of conversion of this Note. Interest on this Note shall cease to accrue with respect to the Note on the date that such common stock is issued to the Noteholder.

(b) No fractional shares of common stock will be issued upon conversion of this Note. Upon conversion of this Note pursuant to the terms and conditions of this Note, the Noteholder shall surrender this Note, duly endorsed, at the principal offices of the Maker. At its expense, the Maker will, as soon as practicable thereafter, issue and deliver to such Noteholder, at such principal office, a certificate or certificates for the number of shares to which such Noteholder is entitled upon such conversion. Upon conversion of this Note, the Maker will be released from all of its obligations and liabilities under this."

In connection with the issuance of the Conversion Shares to Noteholder, Noteholder hereby represents and warrants, for itself and its affiliates, successors and assigns:

(a) Accreditation. Noteholder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Noteholder understands that the Conversion Shares are being offered to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that Maker is relying upon the truth and accuracy of, and Noteholder's compliance with the representations, warranties, agreements, acknowledgments and understandings of Noteholder set forth herein in order to determine the availability of such exemptions and the eligibility of Noteholder to receive the Conversion Shares.

(b) Investment Experience; Suitability. Noteholder is familiar with the type of risks inherent in the acquisition of securities such as the shares of common stock of Maker and Noteholder's financial position is such that it can afford to retain the Conversion Shares for an indefinite period of time without realizing any direct or indirect cash return on its investment.

(c) Investment Purpose. Noteholder represents that the Conversion Shares are being issued to it for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. Noteholder agrees that it will not sell or otherwise transfer the Conversion Shares unless such Conversion Share are registered under the Securities Act or unless an exemption from such registration is available.

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(d) Information. Noteholder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Maker and materials relation to the offer and sale of the Conversion Shares which have been requested by Noteholder or its advisors. Noteholder and its advisors, if any, have been afforded the opportunity to ask questions of the Maker. Noteholder understands that its investment in the Conversion Shares involves a significant degree of risk. Noteholder represents that the issuance of the Conversion Shares is not being accomplished by the publication of any advertisement.

6.	The following paragraph is an addition to the Note and is incorporated by reference herein:

"NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE MAKER."

7.
Any default under this Agreement by Zealous shall be considered a default under the Note and Security Agreement. Except as provided herein, the terms and provisions of the Note and Security Agreement shall remain unchanged and shall remain in full force and effect.

8.
Zealous acknowledges that the execution of this Agreement by Kalina is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the Note and Security Agreement, or (ii) an actual or implied waiver of any condition or obligation imposed upon Zealous pursuant to the Note and Security Agreement, except to the extent expressly set forth herein.

9.
This Agreement may be executed in any number of counterparts, including facsimile. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

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10.	The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors, and assigns.

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"ZEALOUS"

Zealous Holdings, Inc.

By:        /s/ Milton "Todd" Ault, III
Name: Milton "Todd" Ault, III
Title: CEO

"KALINA"

Charles J. Kalina, III, an individual

               /s/ Charles J. Kalina,, III

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EXHIBIT 16
SECURED PROMISSORY NOTE

$175,000	Los Angeles, California
August 8, 2006

FOR VALUE RECEIVED, Ault Glazer Bodnar & Company, Inc. (the "Maker"), a Delaware corporation with an office located at 1800 Century Park East, Suite 200, Los Angeles, CA 90067, hereby promises to pay to the order of Charles J. Kalina, III (the "Payee"), an individual, the principal sum of one hundred seventy five thousand dollars ($175,000.00) plus any accrued interest thereon in lawful money of the United States at the end of the Initial Term as defined in that certain Revolving Line of Credit Agreement dated August 8, 2006 (the "RLOC"), a copy of which is attached hereto as Exhibit B.

The following is a statement of the other terms and conditions to which this secured promissory note (the "Note") is subject and to which the Payee by the acceptance of this Note agrees:

This Note shall commence on the date hereof and shall continue until the end of the Initial Term (as defined in the RLOC), unless mutually extended or terminated sooner by the agreement of the parties. The Payee shall have the right to request repayment of such Note; provided that Payee provides Maker with forty-five (45) business days' written notice ("Notice of Repayment") in which Payee has indicated the amount to be repaid ("Repayment Amount"). Upon Maker's receipt of Notice of Repayment, Maker shall have sixty (60) business days to repay Payee such Repayment Amount. In the event that the Repayment Amount requested by Payee is 100% of the Outstanding Principal Balance, Maker shall have ninety (90) business days upon receipt of the Notice of Repayment to repay Payee. Payee shall provide such Notice of Repayment to Maker via US certified mail.

Maker promises to pay interest on the unpaid principal balance hereof at the Prime Rate plus one percent (1%) per annum, such interest to be paid on a quarterly basis commencing on November 8, 2006 and continuing on the eight (8th) day of each quarter thereafter (the "Interest Payment Date") until the end of the Initial Term. The Interest Payment issued by Maker shall be either paid in cash, Class B common stock ("Common Stock") of the Maker, or with any securities owned by Maker; provided, that Payee shall provide Maker with ten (10) Business Days' written notice ("Notice of Interest Payment") prior to the Interest Payment Date of Payee's choice of payment. "Prime Rate" means the rate of interest published by the Wall Street Journal (the "Journal"), as its "Prime Rate" or "Base Rate" for commercial loans. The interest rate hereunder shall be adjusted on the effective date of any change in the Prime Rate to reflect the Prime Rate then in effect. In the event that the Journal ceases to publish a "Prime Rate" or "Base Rate" for commercial loans, the Payee may specify an alternate source for the Prime Rate by delivering written notice thereof to Maker.

Interest shall commence accruing on the date first written above and shall be calculated on the basis of a 365-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of California.

The Maker shall have the right, at any time, to prepay without penalty, in whole or in part, the unpaid principal and interest due on this Note as of the date of such prepayment.

The entire unpaid principal balance of this Note and interest accrued with respect thereto shall be immediately due and payable upon the occurrence of any of the following (each, an "Event of Default"); provided, that Maker has failed to cure the default as set forth herein:

a.    Any representation and/or warranty made by Maker in the Agreement, or in any certificate, financial statement, or other statement furnished by Maker to Payee is untrue in any material respect at the time when made.

b.    Filing by Maker of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

c.    Filing of an involuntary petition against Maker in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

d.    The filing of a lien, the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against Maker or any of Maker's property which shall not be released, satisfied of record or bonded within twenty (20) days thereafter, except liens which exist as the date hereof or liens to which the Payee shall consent;

e.    The Maker has failed to pay the principal and any accrued and unpaid interest at the end of the Initial Term and there is a continuance for a period of twenty (20) days after written notice from Payee to the Maker of such failure.

Notwithstanding anything else to the contrary set forth herein, upon the occurrence of an Event of Default, including but not limited to the failure to pay when due any principal or interest hereunder, Payee shall give Maker written notice of such Event of Default ("Notice of Default"). Maker shall have twenty (20) days from receipt of the Notice of Default to cure such default, during which time, the Payee may not take any action against the Maker to collect the amounts due and owing hereunder or enforcement of the provisions hereof; provided, however, in the event of nonpayment, Maker shall be responsible for all accrued interest up and until the time of payment of said amounts.

The obligations under this Note shall be secured by certain collateral of Maker in accordance with the terms of a Security Agreement entered into at the time of issuance of this Note, a copy of which is attached hereto as Exhibit A.

All rights and remedies available to the Payee pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and enforceable alternatively, successively and/or concurrently after default by Maker pursuant to the provisions of this Note.

The Maker waives demand, presentment, protest and notice of any kind and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Note, all without notice.

This Note may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the party to be charged.

If any term or provision of this Note shall to any extent be invalid or unenforceable, the remainder of this Note shall not be affected thereby, and each term and provision of the Note shall be valid and enforced to the fullest extent permitted by law.

In the event this Note shall be in default, and placed with an attorney for collection, then Maker agrees to pay all reasonable attorney fees and costs of collection of Payee.

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This Note contains the entire understanding between the Maker and the Payee with respect to this Note and supersedes any prior written or oral agreement between them respecting the subject matter hereof.

This Note shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the successors, assigns, heirs, administrators and executors of the Maker and inure to the benefit of the Payee, his successors, endorsees, assigns, heirs, administrators and executors.

The Maker hereby irrevocably consents to the jurisdiction of the state and federal courts in Los Angeles County, California in connection with any action or proceeding arising out of or relating to this Note. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

Payee shall, as promptly as practicable after receipt of the payment in full of the principal and interest due under this Note (and in any event within five (5) business days after the such receipt): (a) return to Maker the originals of any and all notes issued by Maker to Payee, duly marked "paid in full" or "cancelled" and (b) shall execute an termination and release agreement in connection with the cancellation of said Note.

This Note may be signed (including by facsimile) in any number of counterparts, each of which, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

The parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments or documents, and to take such other actions as the requesting party may reasonably require to carry out the terms of this Note and the transactions contemplated hereby.

Ault Glazer Bodnar & Company, Inc., a Delaware corporation

By: /s/ Milton "Todd" Ault, III
Name: Milton "Todd" Ault, III
Title: Chief Executive Officer

Charles J. Kalina, III

/s/ Charles J. Kalina, III

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SECURITY AGREEMENT

BY AND BETWEEN AULT GLAZER BODNAR & COMPANY, INC.
AND CHARLES J. KALINA, III

Charles J. Kalina, III ("Secured Party") and Ault GIazer Bodnar & Company, Inc., a Delaware corporation ("Debtor") agree as follows on August 8, 2006:

1.    GRANT OF SECURITY INTEREST.

1.1 The Debtor hereby grants to the Secured Party a security interest in all of the assets, inventory, accounts, chattel paper, patents, trademarks, copyrights, contract rights, documents, instruments, deposit accounts, investment property (including equity interests of subsidiaries), general intangibles and other personal property and fixture of Debtor, and all products and proceeds of such property (collectively, the "Collateral"). Such Collateral of Debtor is the security for:

1.1.1 The satisfaction and the prompt and full performance of all of Debtor's obligations under that certain Secured Promissory Note (the "Note") dated August 8, 2006 in the principal amount of one hundred seventy five thousand dollars ($175,000.00) plus interest at the Prime Rate plus one percent (1%) (as defined in the Note) per annum, as the Note may be amended, modified, or extended from time to time (including, without limitation, the obligation to make payments of principal and interest thereon); and

1.1.2 The full, faithful, true and exact performance and observance of all of the obligations, covenants and duties of Debtor under this Security Agreement, as the same may be amended, modified, or extended from time to time.

2.    DEFAULT. Any of the following events shall constitute an event of default hereunder:

2.1 The failure by Debtor to make full and timely payment when due of any sum as required to be paid to Secured Party under the Note after any applicable notice of non-payment provided for in the Note has been given, and any period within which to cure the non-payment has elapsed, if applicable. A true and correct copy of the Note is incorporated herein by this reference.

2.2 The failure by Debtor to fully and timely perform any covenant, agreement, obligation or duty imposed on Debtor by this Security Agreement or any other agreement by and between Debtor and Secured Party now existing or hereinafter made.

2.3 The filing by Debtor of any petition, or commencement by Debtor of any proceeding, under the Bankruptcy Act or any state insolvency law.

2.4 The making by Debtor of any general assignment for the benefit of creditors.

2.5 The filing of any petition, or commencement of any proceeding, under the Bankruptcy Act or any state insolvency law, against Debtor, or the appointment of any receiver or trustee, which petition, proceeding or appointment is not fully and completely discharged, dismissed or vacated within sixty (60) days.

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2.6 Any warranties made by Debtor are untrue in any material respect, or any schedule, statement, report, notice, or writing furnished by Debtor to the Secured Party are untrue in any material respect on the date as of which the facts set forth are stated or certified.

3.    INSPECTION OF RECORDS. Secured Party shall have the right without notice to inspect all financial books, records and reports of Debtor at Debtor's premises or wherever the same may be maintained during normal business hours.

4.    REMEDIES UPON DEFAULT.

4.1 Upon the occurrence of an event of default, which such default has not been cured within twenty (20) days of the occurrence of such event of default, then in addition to any and all other remedies at law or in equity available to Secured Party, Debtor hereby authorizes and empowers Secured Party, at Secured Party's option and without notice to Debtor, except as specifically provided herein (and, to the extent necessary, hereby irrevocably appoint Secured Party as Debtor's attorney-in-fact for such purposes) and subject to applicable laws:

4.1.1 To require Debtor to assemble any and all of the Collateral and make the same available to Secured Party at the premises wherein the same is located, or any other place designated by Secured Party; Secured Party may enter upon any premises where any of the Collateral is located and may take possession of the same without judicial process and without the need to post any bond or security as an incident thereto; and

4,1.2 To sell, assign, transfer and deliver the whole or any part of the Collateral at public or private sale, for cash, upon credit, or for future delivery, in bulk or item by item, at such prices and upon such terms as are commercially reasonable, given the nature of the Collateral and the market therefor, with or without warranties, without the necessity of the Collateral being present at any such sale or in view of the prospective purchasers thereof, and without any presentment, demand for performance, protest, notice of protest, or notice of dishonor except as set forth herein, any other such advertisement, presentment, demand or notice being expressly waived by Debtors to the extent permitted by law. At any public sale or sales of the Collateral, Secured Party or Secured Party's assigns may bid for and purchase all or any part of the Collateral offered for sale and upon compliance with the terms of such sale, may hold, exploit and dispose of such Collateral discharged from all claims of Debtor, except to the extent that Debtor has rights in the proceeds of such sale or sales, and free from any right or redemption, all of which are hereby expressly waived and released, and may in paying the purchase price thereof, in lieu of cash assignment at the face amount thereof, together with any interest accrued thereon, all or any part of unpaid principal or interest or both, payable under the Note. Secured Party may also purchase all or any part of the Collateral at any private sale thereof to the extent that such Collateral is customarily sold in a recognized market or is the subject of a widely or regularly distributed standard price quotation. Upon conclusion of any such public or private sale, Secured Party may execute and deliver a bill of sale to the assets so sold, in the name of Debtor. Secured Party may use Debtor's premises for the purpose of conducting of any such sale. Secured Party shall give Debtor seven (7) days' notice, in writing, of the time and place thereof, and in the case of a public sale, the date thereof and the name of the purchaser. Notice shall be deemed given when deposited in the United States mail, postage prepaid, certified or registered, and addressed to Debtor at 1800 Century Park East, Suite 200, Los Angeles, CA 90067, Secured Party shall only be required to publish an advertisement of a public sale, which advertisement may be published in a newspaper of general circulation no later than seven (7) days prior to the date of sale, and an advertisement so published shall be deemed commercially reasonable if it merely gives the place, time, and date of sale, merely identifies the Collateral by classification without describing quantity or quality; provided, however that such advertisement may, at Secured Party's option, contain additional information. Debtor acknowledges that Secured Party may accept any offer received, provided it is commercially reasonable, that Secured Party, at Secured Party's option, need not approach more than one possible purchaser, and that Secured Party shall, to the fullest extent permitted by law, be relieved from all liability or claim for inadequacy of price if the manner and terms of sale comply with the terms of this Security Agreement.

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4.2 In the event of any such sale by Secured Party of all or any of said Collateral on credit, or for future delivery, such property so sold may be retained by Secured Party until the selling price is paid by the purchaser. Secured Party shall incur no liability in case of the failure of the purchaser to take up and pay for the property so sold. In case of any such failure, said Collateral may be again, and from time to time, sold.

4,3 In the event of any such sale or disposition, the proceeds thereof shall be applied first to the payment of the expenses of the sale, commissions, actual attorneys' fees, and all other charges paid or incurred by Secured Party in taking, holding, selling , advertising, or otherwise preparing such Collateral for sale or otherwise in connection with maintaining the security of such Collateral, including any taxes or other charges imposed by law upon the Collateral and/or the ownership, holding or transfer thereof; secondly, to pay, satisfy and discharge all indebtedness of Debtor to Secured Party secured hereby then due and payable pursuant to the Note; thirdly, to the extent that Debtor may still have monetary obligations to Secured Party not yet due and payable, Secured Party may retain any surplus as collateral for the payment of such sums when due; and fourthly, if all of the secured obligations are then discharged and satisfied, to pay the surplus, if any, to Debtor. Secured Party shall look only to the assets of the business then operated and/or owned by Debtor to satisfy any and all claims, defaults or breaches regarding the Note and shall not in any event, look to any other assets of Debtor to satisfy same.

4.4 Secured Party shall not be liable or responsible for safeguarding the Collateral, or any portion thereof, or maintaining the condition thereof, or for any loss or damage thereto and diminution in value of the Collateral either through loss or non-collection. Secured Party shall not be liable or responsible for any act or default of any carrier or warehouseman or of any other person, other than that occasioned by the gross negligence and willful misconduct of Secured Party.

5.    REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants that it is duly organized, validly existing, and in good standing corporation under the laws of the State of Delaware with the power to own its assets and to transact business in such states where its business is conducted. Debtor represents and warrants that the Note and this Security Agreement have been duly and validly authorized, executed and delivered by Debtor and constitutes a valid and binding agreement, enforceable in accordance with their terms, and the execution and delivery of the Note and this Security Agreement do not violate, or constitute a default (with or without the giving of notice, the passage of time, or both) under any order, judgment, agreement, contract, or instrument to which Debtor is a party or by which Debtor is affected or may be bound. Debtor represents that Debtor will at all times maintain the Collateral in good state of repair and condition consistent with good business practice, including replacement of damaged, destroyed, or obsolete parts thereof, will pay any and all taxes thereon or applicable thereto prior to delinquency, and shall maintain at all times insurance thereon against risk of fire, theft, burglary and vandalism.

6.    INDEMNITY. In the case of any adverse claim with respect to the Collateral or any portion thereof arising out of any act done, or permitted or acquiesced in by Debtor, Debtor indemnifies and agrees to hold Secured Party harmless from and against any and all claims, losses, liabilities, damages, expenses, costs and actual attorneys' fees incurred by Secured Party in or by virtue of exercising any right, power or remedy of Secured Party hereunder or defending, protecting, enforcing or prosecuting the security interest hereby created (collectively, "Indemnified Liabilities"), except to the extent that ally such Indemnified Liability results solely from the gross negligence or willful misconduct of Secured Party or any agent of Secured Party. Any such loss, cost, liability, damage or expense so incurred shall be repaid upon demand by Secured Party and until so paid shall be deemed a secured obligation hereunder.

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7.    NO WAIVER BY SECURED PARTY., Any forbearance, failure, or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power, or remedy of Secured Party shall not preclude the later exercise of any other right, power, or remedy, each of which shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing, executed by Secured Party.

8.    EFFECTIVENESS OF AGREEMENT. This Security Agreement and Debtors' duties and obligations and Secured Party's powers to dispose of the Collateral, and all other rights, powers and remedies granted to Secured Party hereunder shall remain in full force and effect until Debtor has satisfied and discharged all of Debtor's obligations to Secured Party secured thereby.

9.    WAIVER BY DEBTOR. All provisions of law, in equity and by statute providing for, relating to, or pertaining to pledges or security interests and the sale of pledged property or property in which a security interest is granted, or which prescribe, prohibit, limit or restrict the right to, or conditions, notice or manner of sale, together with all limitations of law, in equity, or by statute, on the right of attachment in the case of secured obligations, are hereby expressly waived by Debtor to the fullest extent Debtor may lawfully waive same.

10.   RELEASE OF COLLATERAL. Upon payment in full by Debtor, in lawful money of the United States of America, to Secured Party at the address set forth in the Note of all amounts secured hereby, and performance of all other obligations of Debtor under this Security Agreement, together with any interest thereon and any costs and expenses incurred by Secured Party in the enforcement of this Security Agreement or of any of Secured Party's rights hereunder, or in the enforcement of any other agreements (whether heretofore or hereafter entered into) between Debtor and Secured Party, or any of the rights of Secured Party thereunder, and upon the request of Debtor therefore, Secured Party will deliver to Debtor, at Debtor's sole cost and expense, such termination statements and such other documents of release, reconveyance and reassignments as shall be sufficient to discharge Debtor of the liabilities secured hereby and to terminate and release the security interest in the Collateral created hereby.

11.   MISCELLANEOUS.

11.1 This Security Agreement and all of the rights and duties in connection herewith shall be governed by and construed in accordance with the laws of the State of California thereof without giving effect to principles governing conflicts of law.

11.2 This Security Agreement and all of its terms and provisions shall be binding upon the heirs, successors, transferees and assigns of each of the parties hereto.

11.3 In the event any portion of this Security Agreement is determined to be invalid or unenforceable, the remaining portions shall remain in full force and effect as if that invalid or unenforceable portion had never been a part hereof.

11.4 In the event litigation is commenced to enforce or interpret this Security Agreement, or any provision hereof, the prevailing party shall be entitled to recover its actual costs and attorneys' fees.

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11.5 This Security Agreement may be amended only by written consent of each of the parties hereto.

11.6 Any and all notices, demands, requests, or other communications required or permitted by this Security Agreement or by law to be served on, given to, or delivered to any party hereto by any other party to this Security Agreement shall be in writing and shall be deemed duly served, given, or delivered when personally delivered to the party, or in lieu of such personal delivery, when deposited in the United States mail, first-class postage prepaid addressed to the party at the address herein appearing.

11.7 This Security Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supercedes all prior and contemporaneous agreements, representations and understandings of the parties. No waiver of any of the provisions of this Security Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

11.8 This Security Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exhibits attached hereto are made a part hereof and incorporated herein.

11.9 Nothing in this Security Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Security Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Security Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Security Agreement, nor shall any provision give any third person any right of subrogation or action against any party to this Security Agreement.

11.10 Each party's obligations under this Security Agreement is unique. If any party should default in its obligations under this Security Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition any other available rights or remedies, may sue in equity for specific performance without the necessity of posting a bond or other security, and the parties each expressly waive the defense that a remedy in damages will be adequate.

11.11 All representations, warranties and agreements of the parties contained in this Security Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the completion of all acts contemplated herein.

11.12 Whenever the context of this Security Agreement requires, the masculine gender includes the feminine or neuter gender, and the singular number includes the plural.

11.13 As used herein, the word “days” shall refer to calendar day, including holidays, weekends, non-business days, etc.

11.14 The captions contained herein do not constitute part of this Security Agreement and are used solely for convenience and shall in no way be used to construe, modify, limit or otherwise affect this Security Agreement.

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IN WITNESS WHEREOF, this Security Agreement is executed on the date first set forth above at Los Angeles County, California.

DEBTOR	SECURED PARTY

AULT GLAZER BODNAR & COMPANY, INC.	CHARLES J. KALINA, III

BY: /s/ Milton "Todd" Ault, III	/s/ Charles J. Kalina, III
NAME: Milton "Todd" Ault, III	Name: Charles J. Kalina, III
TITLE: CEO	Title: Individual

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EXHIBIT 17

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement (the "Agreement") is entered into on this 10th day of January, 2008, by and between Charles J. Kalina, III, an individual ("Kalina") and Zealous Holdings, Inc., (fka Ault Glazer Bodnar & Company, Inc.) a Delaware corporation ("Zealous") and is effective on August 8, 2007.

WHEREAS, Zealous has executed and delivered to Kalina that certain Promissory Note dated August 8, 2006, payable to the order of Kalina in the original principal sum of One Hundred Seventy Five Thousand Dollars ($175,000.00) plus accrued interest (the "Note") and a Security Agreement of even date (the "Security Agreement");

WHEREAS, the Note is due and payable at the "end of the Initial Term" as defined in that certain Revolving Line of Credit Agreement dated August 8, 2006 by and between Kalina and Zealous ("RLOC");

WHEREAS, interest on such Note shall be paid on a quarterly basis "until the end of the Initial Term;"

WHEREAS, Zealous, as borrower, and Kalina, as lender, have requested certain modifications to the Note.

NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Note as follows:

1.	Capitalized terms used herein, unless otherwise defined herein, shall have the meanings attributed to them in the Note.

2.
Paragraph 1 of the Note is hereby amended such that the language "at the end of the Initial Term as defined in that certain Revolving Line of Credit Agreement dated August 8, 2006 (`RLOC') a copy of which is attached hereto as Exhibit B" is entirely deleted and replaced with "on June 30, 2008."

3.	Paragraph 3 of the Note is hereby amended such that the language "until the end of the Initial Term (as defined in the RLOC)" is entirely deleted and replaced with "June 30, 2008."

4.
Paragraph 4 of the Note is hereby amended such that the language "a quarterly basis commencing on November 8, 2006 and continuing on the 8th day of each quarter thereafter (the `Interest Payment') until the end of the Initial Term" is entirely deleted and replaced with "the Maturity Date."

5.	The following section is an addition to the Note and is incorporate by reference herein:

"Conversion. (a) Upon written request from the Noteholder, this Note may be converted, in whole or in part, into that number of fully-paid and nonassessable shares of Class B common stock ("Conversion Shares") of Maker equal to (i) the amount of the then outstanding principal and accrued but unpaid interest under this Note, divided by (ii) $1.00. The Noteholder shall give Maker two (2) business day's notice of conversion of this Note. Interest on this Note shall cease to accrue with respect to the Note on the date that such common stock is issued to the Noteholder.

(b) No fractional shares of common stock will be issued upon conversion of this Note. Upon conversion of this Note pursuant to the terms and conditions of this Note, the Noteholder shall surrender this Note, duly endorsed, at the principal offices of the Maker. At its expense, the Maker will, as soon as practicable thereafter, issue and deliver to such Noteholder, at such principal office, a certificate or certificates for the number of shares to which such Noteholder is entitled upon such conversion. Upon conversion of this Note, the Maker will be released from all of its obligations and liabilities under this."

In connection with the issuance of the Conversion Shares to Noteholder, Noteholder hereby represents and warrants, for itself and its affiliates, successors and assigns:

(a)    Accreditation. Noteholder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Noteholder understands that the Conversion Shares are being offered to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that Maker is relying upon the truth and accuracy of, and Noteholder's compliance with the representations, warranties, agreements, acknowledgments and understandings of Noteholder set forth herein in order to determine the availability of such exemptions and the eligibility of Noteholder to receive the Conversion Shares.

(b)    Investment Experience; Suitability. Noteholder is familiar with the type of risks inherent in the acquisition of securities such as the shares of common stock of Maker and Noteholder's financial position is such that it can afford to retain the Conversion Shares for an indefinite period of time without realizing any direct or indirect cash return on its investment.

(c)    Investment Purpose. Noteholder represents that the Conversion Shares are being issued to it for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. Noteholder agrees that it will not sell or otherwise transfer the Conversion Shares unless such Conversion Share are registered under the Securities Act or unless an exemption from such registration is available.

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(d)    Information. Noteholder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Maker and materials relation to the offer and sale of the Conversion Shares which have been requested by Noteholder or its advisors. Noteholder and its advisors, if any, have been afforded the opportunity to ask questions of the Maker. Noteholder understands that its investment in the Conversion Shares involves a significant degree of risk. Noteholder represents that the issuance of the Conversion Shares is not being accomplished by the publication of any advertisement.

6.	The following paragraph is an addition to the Note and is incorporated by reference herein:

"NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE MAKER."

7.
Any default under this Agreement by Zealous shall be considered a default under the Note and Security Agreement. Except as provided herein, the terms and provisions of the Note and Security Agreement shall remain unchanged and shall remain in full force and effect.

8.
Zealous acknowledges that the execution of this Agreement by Kalina is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the Note and Security Agreement, or (ii) an actual or implied waiver of any condition or obligation imposed upon Zealous pursuant to the Note and Security Agreement, except to the extent expressly set forth herein.

9.
This Agreement may be executed in any number of counterparts, including facsimile. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

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10.	The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns.

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"ZEALOUS"

Zealous Holdings, Inc.

By:              /s/ Milton "Todd" Ault, III
Name: Milton "Todd" Ault, III
Title: CEO

"KALINA"

Charles J. Kalina, III, an individual

                   /s/ Charles J. Kalina, III

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EXHIBIT 18

SECURED PROMISSORY NOTE

$32,000	Los Angeles, California August 17, 2006

FOR VALUE RECEIVED, Ault Glazer Bodnar & Company, Inc. (the "Maker"), a Delaware corporation with an office located at 1800 Century Park East, Suite 200, Los Angeles, CA 90067, hereby promises to pay to the order of Charles J. Kalina, III (the "Payee"), an individual, the principal sum of thirty two thousand dollars ($32,000.00) plus any accrued interest thereon in lawful money of the United States at the end of the Initial Term as defined in that certain Revolving Line of Credit Agreement dated August 8, 2006 (the "RLOC"), a copy of which is attached hereto as Exhibit B.

The following is a statement of the other terms and conditions to which this secured promissory note (the "Note") is subject and to which the Payee by the acceptance of this Note agrees:

This Note shall commence on the date hereof and shall continue until the end of the Initial Term (as defined in the RLOC), unless mutually extended or terminated sooner by the agreement of the parties. The Payee shall have the right to request repayment of such Note; provided that Payee provides Maker with forty-five (45) business days' written notice ("Notice of Repayment") in which Payee has indicated the amount to be repaid ("Repayment Amount"). Upon Maker's receipt of Notice of Repayment, Maker shall have sixty (60) business days to repay Payee such Repayment Amount. In the event that the Repayment Amount requested by Payee is 100% of the Outstanding Principal Balance, Maker shall have ninety (90) business days upon receipt of the Notice of Repayment to repay Payee. Payee shall provide such Notice of Repayment to Maker via US certified mail.

Maker promises to pay interest on the unpaid principal balance hereof at the Prime Rate plus one percent (1%) per annum, such interest to be paid on a quarterly basis commencing on November 8, 2006 and continuing on the eight (8th) day of each quarter thereafter (the "Interest Payment Date") until the end of the Initial Term. The Interest Payment issued by Maker shall be either paid in cash, Class B common stock ("Common Stock") of the Maker, or with any securities owned by Maker; provided, that Payee shall provide Maker with ten (10) Business Days' written notice ("Notice of Interest Payment") prior to the Interest Payment Date of Payee's choice of payment. "Prime Rate" means the rate of interest published by the Wall Street Journal (the "Journal"), as its "Prime Rate" or "Base Rate" for commercial loans. The interest rate hereunder shall be adjusted on the effective date of any change in the Prime Rate to reflect the Prime Rate then in effect. In the event that the Journal ceases to publish a "Prime Rate" or "Base Rate" for commercial loans, the Payee may specify an alternate source for the Prime Rate by delivering written notice thereof to Maker.

Interest shall commence accruing on the date first written above and shall be calculated on the basis of a 365-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of California.

The Maker shall have the right, at any time, to prepay without penalty, in whole or in part, the unpaid principal and interest due on this Note as of the date of such prepayment.

The entire unpaid principal balance of this Note and interest accrued with respect thereto shall be immediately due and payable upon the occurrence of any of the following (each, an "Event of Default"); provided, that Maker has failed to cure the default as set forth herein:

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a.  Any representation and/or warranty made by Maker in the Agreement, or in any certificate, financial statement, or other statement furnished by Maker to Payee is untrue in any material respect at the time when made.

b.  Filing by Maker of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

c.  Filing of an involuntary petition against Maker in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

d.  The filing of a lien, the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against Maker or any of Maker's property which shall not be released, satisfied of record or bonded within twenty (20) days thereafter, except liens which exist as the date hereof or liens to which the Payee shall consent;

e.  The Maker has failed to pay the principal and any accrued and unpaid interest at the end of the Initial Term and there is a continuance for a period of twenty (20) days after written notice from Payee to the Maker of such failure.

Notwithstanding anything else to the contrary set forth herein, upon the occurrence of an Event of Default, including but not limited to the failure to pay when due any principal or interest hereunder, Payee shall give Maker written notice of such Event of Default ("Notice of Default"). Maker shall have twenty (20) days from receipt of the Notice of Default to cure such default, during which time, the Payee may not take any action against the Maker to collect the amounts due and owing hereunder or enforcement of the provisions hereof; provided, however, in the event of nonpayment, Maker shall be responsible for all accrued interest up and until the time of payment of said amounts.

The obligations under this Note shall be secured by certain collateral of Maker in accordance with the terms of a Security Agreement entered into at the time of issuance of this Note, a copy of which is attached hereto as Exhibit A.

All rights and remedies available to the Payee pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and enforceable alternatively, successively and/or concurrently after default by Maker pursuant to the provisions of this Note.

The Maker waives demand, presentment, protest and notice of any kind and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Note, all without notice.

This Note may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the party to be charged.

If any term or provision of this Note shall to any extent be invalid or unenforceable, the remainder of this Note shall not be affected thereby, and each term and provision of the Note shall be valid and enforced to the fullest extent permitted by law.

In the event this Note shall be in default, and placed with an attorney for collection, then Maker agrees to pay all reasonable attorney fees and costs of collection of Payee.

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This Note contains the entire understanding between the Maker and the Payee with respect to this Note and supersedes any prior written or oral agreement between them respecting the subject matter hereof.

This Note shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the successors, assigns, heirs, administrators and executors of the Maker and inure to the benefit of the Payee, his successors, endorsees, assigns, heirs, administrators and executors.

The Maker hereby irrevocably consents to the jurisdiction of the state and federal courts in Los Angeles County, California in connection with any action or proceeding arising out of or relating to this Note. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

Payee shall, as promptly as practicable after receipt of the payment in full of the principal and interest due under this Note (and in any event within five (5) business days after the such receipt): (a) return to Maker the originals of any and all notes issued by Maker to Payee, duly marked "paid in full" or "cancelled" and (b) shall execute an termination and release agreement in connection with the cancellation of said Note.

This Note may be signed (including by facsimile) in any number of counterparts, each of which, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

The parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments or documents, and to take such other actions as the requesting party may reasonably require to carry out the terms of this Note and the transactions contemplated hereby.

Ault Glazer Bodnar & Company, Inc., a Delaware corporation

By: /s/ Milton "Todd" Ault, III Name: Milton "Todd" Ault, III Title: Chief Executive Officer

Charles J. Kalina, III

/s/ Charles J. Kalina, III

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SECURITY AGREEMENT

BY AND BETWEEN AULT GLAZER BODNAR & COMPANY, INC.
AND CHARLES J. KALINA, III

Charles J. Kalina, III ("Secured Party") and Ault Glazer Bodnar & Company, Inc., a Delaware corporation ("Debtor") agree as follows on August 17, 2006:

1.  GRANT OF SECURITY INTEREST.

1.1  The Debtor hereby grants to the Secured Party a security interest in all of the assets, inventory, accounts, chattel paper, patents, trademarks, copyrights, contract rights, documents, instruments, deposit accounts, investment property (including equity interests of subsidiaries), general intangibles and other personal property and fixture of Debtor, and all products and proceeds of such property (collectively, the "Collateral"). Such Collateral of Debtor is the security for:

1.1.1  The satisfaction and the prompt and full performance of all of Debtor's obligations under that certain Secured Promissory Note (the "Note") dated August 17, 2006 in the principal amount of thirty two thousand dollars ($32,000.00) plus interest at the Prime Rate plus one percent (1%) (as defined in the Note) per annum, as the Note may be amended, modified, or extended from time to time (including, without limitation, the obligation to make payments of principal and interest thereon); and

1.1.2  The full, faithful, true and exact performance and observance of all of the obligations, covenants and duties of Debtor under this Security Agreement, as the same may be amended, modified, or extended from time to time.

2.  DEFAULT. Any of the following events shall constitute an event of default hereunder:

2.1  The failure by Debtor to make full and timely payment when due of any sum as required to be paid to Secured Party under the Note after any applicable notice of non-payment provided for in the Note has been given, and any period within which to cure the non-payment has elapsed, if applicable. A true and correct copy of the Note is incorporated herein by this reference.

2.2  The failure by Debtor to fully and timely perform any covenant, agreement, obligation or duty imposed on Debtor by this Security Agreement or any other agreement by and between Debtor and Secured Party now existing or hereinafter made.

2.3  The filing by Debtor of any petition, or commencement by Debtor of any proceeding, under the Bankruptcy Act or any state insolvency law.

2.4  The making by Debtor of any general assignment for the benefit of creditors.

2.5  The filing of any petition, or commencement of any proceeding, under the Bankruptcy Act or any state insolvency law, against Debtor, or the appointment of any receiver or trustee, which petition, proceeding or appointment is not fully and completely discharged, dismissed or vacated within sixty (60) days.

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2.6  Any warranties made by Debtor are untrue in any material respect, or any schedule, statement, report, notice, or writing furnished by Debtor to the Secured Party are untrue in any material respect on the date as of which the facts set forth are stated or certified.

3.  INSPECTION OF RECORDS. Secured Party shall have the right without notice to inspect all financial books, records and reports of Debtor at Debtor's premises or wherever the same may be maintained during normal business hours.

4.  REMEDIES UPON DEFAULT.

4.1  Upon the occurrence of an event of default, which such default has not been cured within twenty (20) days of the occurrence of such event of default, then in addition to any and all other remedies at law or in equity available to Secured Party, Debtor hereby authorizes and empowers Secured Party, at Secured Party's option and without notice to Debtor, except as specifically provided herein (and, to the extent necessary, hereby irrevocably appoint Secured Party as Debtor's attorney-in-fact for such purposes) and subject to applicable laws:

4.1.1  To require Debtor to assemble any and all of the Collateral and make the same available to Secured Party at the premises wherein the same is located, or any other place designated by Secured Party; Secured Party may enter upon any premises where any of the Collateral is located and may take possession of the same without judicial process and without the need to post any bond or security as an incident thereto; and

4.1.2  To sell, assign, transfer and deliver the whole or any part of the Collateral at public or private sale, for cash, upon credit, or for future delivery, in bulk or item by item, at such prices and upon such terms as are commercially reasonable, given the nature of the Collateral and the market therefor, with or without warranties, without the necessity of the Collateral being present at any such sale or in view of the prospective purchasers thereof, and without any presentment, demand for performance, protest, notice of protest, or notice of dishonor except as set forth herein, any other such advertisement, presentment, demand or notice being expressly waived by Debtors to the extent permitted by law. At any public sale or sales of the Collateral, Secured Party or Secured Party's assigns may bid for and purchase all or any part of the Collateral offered for sale and upon compliance with the terms of such sale, may hold, exploit and dispose of such Collateral discharged from all claims of Debtor, except to the extent that Debtor has rights in the proceeds of such sale or sales, and free from any right or redemption, all of which are hereby expressly waived and released, and may in paying the purchase price thereof, in lieu of cash assignment at the face amount thereof, together with any interest accrued thereon, all or any part of unpaid principal or interest or both, payable under the Note. Secured Party may also purchase all or any part of the Collateral at any private sale thereof to the extent that such Collateral is customarily sold in a recognized market or is the subject of a widely or regularly distributed standard price quotation. Upon conclusion of any such public or private sale, Secured Party may execute and deliver a bill of sale to the assets so sold, in the name of Debtor. Secured Party may use Debtor's premises for the purpose of conducting of any such sale. Secured Party shall give Debtor seven (7) days' notice, in writing, of the time and place thereof, and in the case of a public sale, the date thereof and the name of the purchaser. Notice shall be deemed given when deposited in the United States mail, postage prepaid, certified or registered, and addressed to Debtor at 1800 Century Park East, Suite 200, Los Angeles, CA 90067. Secured Party shall only be required to publish an advertisement of a public sale, which advertisement may be published in a newspaper of general circulation no later than seven (7) days prior to the date of sale, and an advertisement so published shall be deemed commercially reasonable if it merely gives the place, time, and date of sale, merely identifies the Collateral by classification without describing quantity or quality; provided, however that such advertisement may, at Secured Party's option, contain additional information. Debtor acknowledges that Secured Party may accept any offer received, provided it is commercially reasonable, that Secured Party, at Secured Party's option, need not approach more than one possible purchaser, and that Secured Party shall, to the fullest extent permitted by law, be relieved from all liability or claim for inadequacy of price if the manner and terms of sale comply with the terms of this Security Agreement.

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4.2  In the event of any such sale by Secured Party of all or any of said Collateral on credit, or for future delivery, such property so sold may be retained by Secured Party until the selling price is paid by the purchaser, Secured Party shall incur no liability in case of the failure of the purchaser to take up and pay for the property so sold. In case of any such failure, said Collateral may be again, and from time to time, sold.

4.3  In the event of any such sale or disposition, the proceeds thereof shall be applied first to the payment of the expenses of the sale, commissions, actual attorneys' fees, and all other charges paid or incurred by Secured Party in taking, holding, selling , advertising, or otherwise preparing such Collateral for sale or otherwise in connection with maintaining the security of such Collateral, including any taxes or other charges imposed by law upon the Collateral and/or the ownership, holding or transfer thereof; secondly, to pay, satisfy and discharge all indebtedness of Debtor to Secured Party secured hereby then due and payable pursuant to the Note; thirdly, to the extent that Debtor may still have monetary obligations to Secured Party not yet due and payable, Secured Party may retain any surplus as collateral for the payment of such sums when due; and fourthly, if all of the secured obligations are then discharged and satisfied, to pay the surplus, if any, to Debtor. Secured Party shall look only to the assets of the business then operated and/or owned by Debtor to satisfy any and all claims, defaults or breaches regarding the Note and shall not in any event, look to any other assets of Debtor to satisfy same.

4.4  Secured Party shall not be liable or responsible for safeguarding the Collateral, or any portion thereof, or maintaining the condition thereof, or for any loss or damage thereto and diminution in value of the Collateral either through loss or non-collection. Secured Party shall not be liable or responsible for any act or default of any carrier or warehouseman or of any other person, other than that occasioned by the gross negligence and willful misconduct of Secured Party.

5.  REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants that it is duly organized, validly existing, and in good standing corporation under the laws of the State of Delaware with the power to own its assets and to transact business in such states where its business is conducted. Debtor represents and warrants that the Note and this Security Agreement have been duly and validly authorized, executed and delivered by Debtor and constitutes a valid and binding agreement, enforceable in accordance with their terms, and the execution and delivery of the Note and this Security Agreement do not violate, or constitute a default (with or without the giving of notice, the passage of time, or both) under any order, judgment, agreement, contract, or instrument to which Debtor is a party or by which Debtor is affected or may be bound. Debtor represents that Debtor will at all times maintain the Collateral in good state of repair and condition consistent with good business practice, including replacement of damaged, destroyed, or obsolete parts thereof, will pay any and all taxes thereon or applicable thereto prior to delinquency, and shall maintain at all times insurance thereon against risk of fire, theft, burglary and vandalism.

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6.  INDEMNITY. In the case of any adverse claim with respect to the Collateral or any portion thereof arising out of any act done, or permitted or acquiesced in by Debtor, Debtor indemnifies and agrees to hold Secured Party harmless from and against any and all claims, losses, liabilities, damages, expenses, costs and actual attorneys' fees incurred by Secured Party in or by virtue of exercising any right, power or remedy of Secured Party hereunder or defending, protecting, enforcing or prosecuting the security interest hereby created (collectively, "Indemnified Liabilities"), except to the extent that any such Indemnified Liability results solely from the gross negligence or willful misconduct of Secured Party or any agent of Secured Party. Any such loss, cost, liability, damage or expense so incurred shall be repaid upon demand by Secured Party and until so paid shall be deemed a secured obligation hereunder.

7.  NO WAIVER BY SECURED PARTY. Any forbearance, failure, or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power, or remedy of Secured Party shall not preclude the later exercise of any other right, power, or remedy, each of which shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing, executed by Secured Party.

8.  EFFECTIVENESS OF AGREEMENT. This Security Agreement and Debtors' duties and obligations and Secured Party's powers to dispose of the Collateral, and all other rights, powers and remedies granted to Secured Party hereunder shall remain in full force and effect until Debtor has satisfied and discharged all of Debtor's obligations to Secured Party secured thereby.

9.  WAIVER BY DEBTOR. All provisions of law, in equity and by statute providing for, relating to, or pertaining to pledges or security interests and the sale of pledged property or property in which a security interest is granted, or which prescribe, prohibit, limit or restrict the right to, or conditions, notice or manner of sale, together with all limitations of law, in equity, or by statute, on the right of attachment in the case of secured obligations, are hereby expressly waived by Debtor to the fullest extent Debtor may lawfully waive same.

10.  RELEASE OF COLLATERAL. Upon payment in full by Debtor, in lawful money of the United States of America, to Secured Party at the address set forth in the Note of all amounts secured hereby, and performance of all other obligations of Debtor under this Security Agreement, together with any interest thereon and any costs and expenses incurred by Secured Party in the enforcement of this Security Agreement or of any of Secured Party's rights hereunder, or in the enforcement of any other agreements (whether heretofore or hereafter entered into) between Debtor and Secured Party, or any of the rights of Secured Party thereunder, and upon the request of Debtor therefore, Secured Party will deliver to Debtor, at Debtor's sole cost and expense, such termination statements and such other documents of release, reconveyance and reassignments as shall be sufficient to discharge Debtor of the liabilities secured hereby and to terminate and release the security interest in the Collateral created hereby.

11.  MISCELLANEOUS.

11.1  This Security Agreement and all of the rights and duties in connection herewith shall be governed by and construed in accordance with the laws of the State of California thereof without giving effect to principles governing conflicts of law.

11.2  This Security Agreement and all of its terms and provisions shall be binding upon the heirs, successors, transferees and assigns of each of the parties hereto.

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11.3  In the event any portion of this Security Agreement is determined to be invalid or unenforceable, the remaining portions shall remain in full force and effect as if that invalid or unenforceable portion had never been a part hereof.

11.4  In the event litigation is commenced to enforce or interpret this Security Agreement, or any provision hereof, the prevailing party shall be entitled to recover its actual costs and attorneys' fees.

11.5  This Security Agreement may be amended only by written consent of each of the parties hereto.

11.6  Any and all notices, demands, requests, or other communications required or permitted by this Security Agreement or by law to be served on, given to, or delivered to any party hereto by any other party to this Security Agreement shall be in writing and shall be deemed duly served, given, or delivered when personally delivered to the party, or in lieu of such personal delivery, when deposited in the United States mail, first-class postage prepaid addressed to the party at the address herein appearing.

11.7  This Security Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supercedes all prior and contemporaneous agreements, representations and understandings of the parties. No waiver of any of the provisions of this Security Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

11.8  This Security Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exhibits attached hereto are made a part hereof and incorporated herein.

11.9  Nothing in this Security Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Security Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Security Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Security Agreement, nor shall any provision give any third person any right of subrogation or action against any party to this Security Agreement.

11.10  Each party's obligations under this Security Agreement is unique. If any party should default in its obligations under this Security Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition any other available rights or remedies, may sue in equity for specific performance without the necessity of posting a bond or other security, and the parties each expressly waive the defense that a remedy in damages will be adequate.

11.11  All representations, warranties and agreements of the parties contained in this Security Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the completion of all acts contemplated herein.

11.12  Whenever the context of this Security Agreement requires, the masculine gender includes the feminine or neuter gender, and the singular number includes the plural.

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11.13  As used herein, the word "days" shall refer to calendar day, including holidays, weekends, non-business days, etc.

11.14  The captions contained herein do not constitute part of this Security Agreement and are used solely for convenience and shall in no way be used to construe, modify, limit or otherwise affect this Security Agreement.

IN WITNESS WHEREOF, this Security Agreement is executed on the date first set forth above at Los Angeles County, California.

DEBTOR	SECURED PARTY

AULT GLAZER BODNAR & COMPANY, INC.	CHARLES J. KALINA, III

BY: /s/ Milton "Todd" Ault, III NAME: Milton "Todd" Ault, III	/s/ Charles J. Kalina, III Name: Charles J. Kalina, III
TITLE: CEO	Title: Individual

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EXHIBIT 19

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement (the "Agreement") is entered into on this 10th day of January, 2008, by and between Charles J. Kalina, III, an individual ("Kalina") and Zealous Holdings, Inc., (fka Ault Glazer Bodnar & Company, Inc.) a Delaware corporation ("Zealous") and is effective on August 8, 2007.

WHEREAS, Zealous has executed and delivered to Kalina that certain Promissory Note dated August 17, 2006, payable to the order of Kalina in the original principal sum of Thirty Two Thousand Dollars ($32,000.00) plus accrued interest (the "Note") and a Security Agreement of even date (the "Security Agreement");

WHEREAS, the Note is due and payable at the "end of the Initial Term" as defined in that certain Revolving Line of Credit Agreement dated August 8, 2006 by and between Kalina and Zealous ("RLOC");

WHEREAS, interest on such Note shall be paid on a quarterly basis "until the end of the Initial Term;"

WHEREAS, Zealous, as borrower, and Kalina, as lender, have requested certain modifications to the Note.

NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Note as follows:

1.	Capitalized terms used herein, unless otherwise defined herein, shall have the meanings attributed to them in the Note.

2.
Paragraph 1 of the Note is hereby amended such that the language "at the end of the Initial Term as defined in that certain Revolving Line of Credit Agreement dated August 8, 2006 ('RLOC') a copy of which is attached hereto as Exhibit B" is entirely deleted and replaced with "on June 30, 2008."

3.	Paragraph 3 of the Note is hereby amended such that the language "until the end of the Initial Term (as defined in the RLOC)" is entirely deleted and replaced with "June 30, 2008."

4.
Paragraph 4 of the Note is hereby amended such that the language "a quarterly basis commencing on November 8, 2006 and continuing on the 8th day of each quarter thereafter (the 'Interest Payment') until the end of the Initial Term" is entirely deleted and replaced with "the Maturity Date."

5.	The following section is an addition to the Note and is incorporate by reference herein:

"Conversion, (a) Upon written request from the Noteholder, this Note may be converted, in whole or in part, into that number of fully-paid and nonassessable shares of Class B common stock ("Conversion Shares") of Maker equal to (i) the amount of the then outstanding principal and accrued but unpaid interest under this Note, divided by (ii) $1.00. The Noteholder shall give Maker two (2) business day's notice of conversion of this Note. Interest on this Note shall cease to accrue with respect to the Note on the date that such common stock is issued to the Noteholder.

(b) No fractional shares of common stock will be issued upon conversion of this Note. Upon conversion of this Note pursuant to the terms and conditions of this Note, the Noteholder shall surrender this Note, duly endorsed, at the principal offices of the Maker. At its expense, the Maker will, as soon as practicable thereafter, issue and deliver to such Noteholder, at such principal office, a certificate or certificates for the number of shares to which such Noteholder is entitled upon such conversion, Upon conversion of this Note, the Maker will be released from all of its obligations and liabilities under this."

In connection with the issuance of the Conversion Shares to Noteholder, Noteholder hereby represents and warrants, for itself and its affiliates, successors and assigns:

(a) Accreditation. Noteholder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Noteholder understands that the Conversion Shares are being offered to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that Maker is relying upon the truth and accuracy of, and Noteholder's compliance with the representations, warranties, agreements, acknowledgments and understandings of Noteholder set forth herein in order to determine the availability of such exemptions and the eligibility of Noteholder to receive the Conversion Shares.

(b) Investment Experience; Suitability. Noteholder is familiar with the type of risks inherent in the acquisition of securities such as the shares of common stock of Maker and Noteholder's financial position is such that it can afford to retain the Conversion Shares for an indefinite period of time without realizing any direct or indirect cash return on its investment.

(c) Investment Purpose. Noteholder represents that the Conversion Shares are being issued to it for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. Noteholder agrees that it will not sell or otherwise transfer the Conversion Shares unless such Conversion Share are registered under the Securities Act or unless an exemption from such registration is available.

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(d) Information. Noteholder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Maker and materials relation to the offer and sale of the Conversion Shares which have been requested by Noteholder or its advisors. Noteholder and its advisors, if any, have been afforded the opportunity to ask questions of the Maker. Noteholder understands that its investment in the Conversion Shares involves a significant degree of risk, Noteholder represents that the issuance of the Conversion Shares is not being accomplished by the publication of any advertisement.

6.	The following paragraph is an addition to the Note and is incorporated by reference herein:

"NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE MAKER."

7.
Any default under this Agreement by Zealous shall be considered a default under the Note and Security Agreement. Except as provided herein, the terms and provisions of the Note and Security Agreement shall remain unchanged and shall remain in full force and effect.

8.
Zealous acknowledges that the execution of this Agreement by Kalina is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the Note and Security Agreement, or (ii) an actual or implied waiver of any condition or obligation imposed upon Zealous pursuant to the Note and Security Agreement, except to the extent expressly set forth herein.

9.
This Agreement may be executed in any number of counterparts, including facsimile. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

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10.	The terms and provisions hereof shall be binding upon and. inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns.

IN WITNESS WHEREOF, this Agreement is executed as of the date First written above.

"ZEALOUS'

Zealous Holdings, Inc.

By: /s/ Milton "Todd" Ault, III
Name: Milton "Todd" Ault, III
Title: CEO

"KALINA"

Charles J. Kalina, III, an individual

/s/ Charles J. Kalina, III

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EXHIBIT 20
SECURED PROMISSORY NOTE

$8,000	Los Angeles, California
August 25, 2006

FOR VALUE RECEIVED, Ault Glazer Bodnar & Company, Inc. (the "Maker"), a Delaware corporation with an office located at 1800 Century Park East, Suite 200, Los Angeles, CA 90067, hereby promises to pay to the order of Charles J. Kalina, III (the "Payee"), an individual, the principal sum of eight thousand dollars ($8,000.00) plus any accrued interest thereon in lawful money of the United States at the end of the Initial Term as defined in that certain Revolving Line of Credit Agreement dated August 8, 2006 (the "RLOC"), a copy of which is attached hereto as Exhibit B.

The following is a statement of the other terms and conditions to which this secured promissory note (the "Note") is subject and to which the Payee by the acceptance of this Note agrees:

This Note shall commence on the date hereof and shall continue until the end of the Initial Term (as defined in the RLOC), unless mutually extended or terminated sooner by the agreement of the parties. The Payee shall have the right to request repayment of such Note; provided that Payee provides Maker with forty-five (45) business days' written notice ("Notice of Repayment") in which Payee has indicated the amount to be repaid ("Repayment Amount"). Upon Maker's receipt of Notice of Repayment, Maker shall have sixty (60) business days to repay Payee such Repayment Amount. In the event that the Repayment Amount requested by Payee is 100% of the Outstanding Principal Balance, Maker shall have ninety (90) business days upon receipt of the Notice of Repayment to repay Payee. Payee shall provide such Notice of Repayment to Maker via US certified mail.

Maker promises to pay interest on the unpaid principal balance hereof at the Prime Rate plus one percent (1%) per annum, such interest to be paid on a quarterly basis commencing on November 8, 2006 and continuing on the eight (8th) day of each quarter thereafter (the "Interest Payment Date") until the end of the Initial Term. The Interest Payment issued by Maker shall be either paid in cash, Class B common stock ("Common Stock") of the Maker, or with any securities owned by Maker; provided, that Payee shall provide Maker with ten (10) Business Days' written notice ("Notice of Interest Payment") prior to the Interest Payment Date of Payee's choice of payment. "Prime Rate" means the rate of interest published by the Wall Street Journal (the "Journal"), as its "Prime Rate" or "Base Rate" for commercial loans. The interest rate hereunder shall be adjusted on the effective date of any change in the Prime Rate to reflect the Prime Rate then in effect. In the event that the Journal ceases to publish a "Prime Rate" or "Base Rate" for commercial loans, the Payee may specify an alternate source for the Prime Rate by delivering written notice thereof to Maker.

Interest shall commence accruing on the date first written above and shall be calculated on the basis of a 365-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of California.

The Maker shall have the right, at any time, to prepay without penalty, in whole or in part, the unpaid principal and interest due on this Note as of the date of such prepayment.

The entire unpaid principal balance of this Note and interest accrued with respect thereto shall be immediately due and payable upon the occurrence of any of the following (each, an "Event of Default"); provided, that Maker has failed to cure the default as set forth herein:

a.    Any representation and/or warranty made by Maker in the Agreement, or in any certificate, financial statement, or other statement furnished by Maker to Payee is untrue in any material respect at the time when made.

b.    Filing by Maker of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

c.    Filing of an involuntary petition against Maker in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

d.    The filing of a lien, the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against Maker or any of Maker's property which shall not be released, satisfied of record or bonded within twenty (20) days thereafter, except liens which exist as the date hereof or liens to which the Payee shall consent;

e.    The Maker has failed to pay the principal and any accrued and unpaid interest at the end of the Initial Term and there is a continuance for a period of twenty (20) days after written notice from Payee to the Maker of such failure.

Notwithstanding anything else to the contrary set forth herein, upon the occurrence of an Event of Default, including but not limited to the failure to pay when due any principal or interest hereunder, Payee shall give Maker written notice of such Event of Default ("Notice of Default"). Maker shall have twenty (20) days from receipt of the Notice of Default to cure such default, during which time, the Payee may not take any action against the Maker to collect the amounts due and owing hereunder or enforcement of the provisions hereof; provided, however, in the event of nonpayment, Maker shall be responsible for all accrued interest up and until the time of payment of said amounts.

The obligations under this Note shall be secured by certain collateral of Maker in accordance with the terms of a Security Agreement entered into at the time of issuance of this Note, a copy of which is attached hereto as Exhibit A.

All rights and remedies available to the Payee pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and enforceable alternatively, successively and/or concurrently after default by Maker pursuant to the provisions of this Note.

The Maker waives demand, presentment, protest and notice of any kind and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Note, all without notice.

This Note may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the party to be charged.

If any term or provision of this Note shall to any extent be invalid or unenforceable, the remainder of this Note shall not be affected thereby, and each term and provision of the Note shall be valid and enforced to the fullest extent permitted by law.

In the event this Note shall be in default, and placed with an attorney for collection, then Maker agrees to pay all reasonable attorney fees and costs of collection of Payee.

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This Note contains the entire understanding between the Maker and the Payee with respect to this Note and supersedes any prior written or oral agreement between them respecting the subject matter hereof.

This Note shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the successors, assigns, heirs, administrators and executors of the Maker and inure to the benefit of the Payee, his successors, endorsees, assigns, heirs, administrators and executors.

The Maker hereby irrevocably consents to the jurisdiction of the state and federal courts in Los Angeles County, California in connection with any action or proceeding arising out of or relating to this Note. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

Payee shall, as promptly as practicable after receipt of the payment in full of the principal and interest due under this Note (and in any event within five (5) business days after the such receipt): (a) return to Maker the originals of any and all notes issued by Maker to Payee, duly marked "paid in full" or "cancelled" and (b) shall execute an termination and release agreement in connection with the cancellation of said Note.

This Note may be signed (including by facsimile) in any number of counterparts, each of which, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

The parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments or documents, and to take such other actions as the requesting party may reasonably require to carry out the terms of this Note and the transactions contemplated hereby.

Ault Glazer Bodnar & Company, Inc., a Delaware corporation

By: /s/ Milton "Todd" Ault, III
Name: Milton "Todd" Ault, III
Title: Chief Executive Officer

Charles J. Kalina, III

/s/ Charles J. Kalina, III

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SECURITY AGREEMENT

BY AND BETWEEN AULT GLAZER BODNAR & COMPANY, INC.
AND CHARLES J. KALINA, III

Charles J. Kalina, III ("Secured Party") and Ault Glazer Bodnar & Company, Inc., a Delaware corporation ("Debtor") agree as follows on August 25, 2006:

1.    GRANT OF SECURITY INTEREST.

1.1 The Debtor hereby grants to the Secured Party a security interest all of the assets, inventory, accounts, chattel paper, patents, trademarks, copyrights, contract rights, documents, instruments, deposit accounts, investment property (including equity interests of subsidiaries), general intangibles and other personal property and fixture of Debtor, and all products and proceeds of such property (collectively, the "Collateral"). Such Collateral of Debtor is the security for:

1.1.1 The satisfaction and the prompt and full performance of all of Debtor's obligations under that certain Secured Promissory Note (the "Note") dated August 25, 2006 in the principal amount of eight thousand dollars ($8,000.00) plus interest at the Prime Rate plus one percent (1%) (as defined in the Note) per annum, as the Note may be amended, modified, or extended from time to time (including, without limitation, the obligation to make payments of principal and interest thereon); and

1.1.2 The full, faithful, true and exact performance and observance of all of the obligations, covenants and duties of Debtor under this Security Agreement, as the same may be amended, modified, or extended from time to time.

2.    DEFAULT. Any of the following events shall constitute an event of default hereunder:

2.1 The failure by Debtor to make full and timely payment when due of any sum as required to be paid to Secured Party under the Note after any applicable notice of non-payment provided for in the Note has been given, and any period within which to cure the non-payment has elapsed, if applicable. A true and correct copy of the Note is incorporated herein by this reference.

2.2 The failure by Debtor to fully and timely perform any covenant, agreement, obligation or duty imposed on Debtor by this Security Agreement or any other agreement by and between Debtor and Secured Party now existing or hereinafter made.

2.3 The filing by Debtor of any petition, or commencement by Debtor of any proceeding, under the Bankruptcy Act or any state insolvency law.

2.4 The making by Debtor of any general assignment for the benefit of creditors.

2.5 The filing of any petition, or commencement of any proceeding, under the Bankruptcy Act or any state insolvency law, against Debtor, or the appointment of any receiver or trustee, which petition, proceeding or appointment is not fully and completely discharged, dismissed or vacated within sixty (60) days.

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2.6 Any warranties made by Debtor are untrue in any material respect, or any schedule, statement, report, notice, or writing furnished by Debtor to the Secured Party are untrue in any material respect on the date as of which the facts set forth are stated or certified.

3.    INSPECTION OF RECORDS. Secured Party shall have the right without notice to inspect all financial books, records and reports of Debtor at Debtor's premises or wherever the same may be maintained during normal business hours.

4.    REMEDIES UPON DEFAULT.

4.1 Upon the occurrence of an event of default, which such default has not been cured within twenty (20) days of the occurrence of such event of default, then in addition to any and all other remedies at law or in equity available to Secured Party, Debtor hereby authorizes and empowers Secured Party, at Secured Party's option and without notice to Debtor, except as specifically provided herein (and, to the extent necessary, hereby irrevocably appoint Secured Party as Debtor's attorney-in-fact for such purposes) and subject to applicable laws:

4.1.1 To require Debtor to assemble any and all of the Collateral and make the same available to Secured Party at the premises wherein the same is located, or any other place designated by Secured Party; Secured Party may enter upon any premises where any of the Collateral is located and may take possession of the same without judicial process and without the need to post any bond or security as an incident thereto; and

4.1.2 To sell, assign, transfer and deliver the whole or any part of the Collateral at public or private sale, for cash, upon credit, or for future delivery, in bulk or item by item, at such prices and upon such terms as are commercially reasonable, given the nature of the Collateral and the market therefor, with or without warranties, without the necessity of the Collateral being present at any such sale or in view of the prospective purchasers thereof, and without any presentment, demand for performance, protest, notice of protest, or notice of dishonor except as set forth herein, any other such advertisement, presentment, demand or notice being expressly waived by Debtors to the extent permitted by law. At any public sale or sales of the Collateral, Secured Party or Secured Party's assigns may bid for and purchase all or any part of the Collateral offered for sale and upon compliance with the terms of such sale, may hold, exploit and dispose of such Collateral discharged from all claims of Debtor, except to the extent that Debtor has rights in the proceeds of such sale or sales, and free from any right or redemption, all of which are hereby expressly waived and released, and may in paying the purchase price thereof, in lieu of cash assignment at the face amount thereof, together with any interest accrued thereon, all or any part of unpaid principal or interest or both, payable under the Note. Secured Party may also purchase all or any part of the Collateral at any private sale thereof to the extent that such Collateral is customarily sold in a recognized market or is the subject of a widely or regularly distributed standard price quotation. Upon conclusion of any such public or private sale, Secured Party may execute and deliver a bill of sale to the assets so sold, in the name of Debtor. Secured Party may use Debtor's premises for the purpose of conducting of any such sale. Secured Party shall give Debtor seven (7) days' notice, in writing, of the time and place thereof, and in the case of a public sale, the date thereof and the name of the purchaser. Notice shall be deemed given when deposited in the United States mail, postage prepaid, certified or registered, and addressed to Debtor at 1800 Century Park East, Suite 200, Los Angeles, CA 90067. Secured Party shall only be required to publish an advertisement of a public sale, which advertisement may be published in a newspaper of general circulation no later than seven (7) days prior to the date of sale, and an advertisement so published shall be deemed commercially reasonable if it merely gives the place, time, and date of sale, merely identifies the Collateral by classification without describing quantity or quality; provided, however that such advertisement may, at Secured Party's option, contain additional information. Debtor acknowledges that Secured Party may accept any offer received, provided it is commercially reasonable, that Secured Party, at Secured Party's option, need not approach more than one possible purchaser, and that Secured Party shall, to the fullest extent permitted by law, be relieved from all liability or claim for inadequacy of price if the manner and terms of sale comply with the terms of this Security Agreement.

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4.2 In the event of any such sale by Secured Party of all or any of said Collateral on credit, or for future delivery, such property so sold may be retained by Secured Party until the selling price is paid by the purchaser. Secured Party shall incur no liability in case of the failure of the purchaser to take up and pay for the property so sold. In case of any such failure, said Collateral may be again, and from time to time, sold.

4.3 In the event of any such sale or disposition, the proceeds thereof shall be applied first to the payment of the expenses of the sale, commissions, actual attorneys' fees, and all other charges paid or incurred by Secured Party in taking, holding, selling , advertising, or otherwise preparing such Collateral for sale or otherwise in connection with maintaining the security of such Collateral, including any taxes or other charges imposed by law upon the Collateral and/or the ownership, holding or transfer thereof; secondly, to pay, satisfy and discharge all indebtedness of Debtor to Secured Party secured hereby then due and payable pursuant to the Note; thirdly, to the extent that Debtor may still have monetary obligations to Secured Party not yet due and payable, Secured Party may retain any surplus as collateral for the payment of such sums when due; and fourthly, if all of the secured obligations are then discharged and satisfied, to pay the surplus, if any, to Debtor. Secured Party shall look only to the assets of the business then operated and/or owned by Debtor to satisfy any and all claims, defaults or breaches regarding the Note and shall not in any event, look to any other assets of Debtor to satisfy same.

4.4 Secured Party shall not be liable or responsible for safeguarding the Collateral, or any portion thereof, or maintaining the condition thereof, or for any loss or damage thereto and diminution in value of the Collateral either through loss or non-collection. Secured Party shall not be liable or responsible for any act or default of any carrier or warehouseman or of any other person, other than that occasioned by the gross negligence and willful misconduct of Secured Party.

5.    REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants that it is duly organized, validly existing, and in good standing corporation under the laws of the State of Delaware with the power to own its assets and to transact business in such states where its business is conducted. Debtor represents and warrants that the Note and this Security Agreement have been duly and validly authorized, executed and delivered by Debtor and constitutes a valid and binding agreement, enforceable in accordance with their terms, and the execution and delivery of the Note and this Security Agreement do not violate, or constitute a default (with or without the giving of notice, the passage of time, or both) under any order, judgment, agreement, contract, or instrument to which Debtor is a party or by which Debtor is affected or may be bound. Debtor represents that Debtor will at all times maintain the Collateral in good state of repair and condition consistent with good business practice, including replacement of damaged, destroyed, or obsolete parts thereof, will pay any and all taxes thereon or applicable thereto prior to delinquency, and shall maintain at all times insurance thereon against risk of fire, theft, burglary and vandalism.

6.    INDEMNITY. In the case of any adverse claim with respect to the Collateral or any portion thereof arising out of any act done, or permitted or acquiesced in by Debtor, Debtor indemnifies and agrees to hold Secured Party harmless from and against any and all claims, losses, liabilities, damages, expenses, costs and actual attorneys' fees incurred by Secured Party in or by virtue of exercising any right, power or remedy of Secured Party hereunder or defending, protecting, enforcing or prosecuting the security interest hereby created (collectively, "Indemnified Liabilities"), except to the extent that any such Indemnified Liability results solely from the gross negligence or willful misconduct of Secured Party or any agent of Secured Party. Any such loss, cost, liability, damage or expense so incurred shall be repaid upon demand by Secured Party and until so paid shall be deemed a secured obligation hereunder.

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7.    NO WAIVER BY SECURED PARTY. Any forbearance, failure, or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power, or remedy of Secured Party shall not preclude the later exercise of any other right, power, or remedy, each of which shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing, executed by Secured Party.

8.    EFFECTIVENESS OF AGREEMENT. This Security Agreement and Debtors' duties and obligations and Secured Party's powers to dispose of the Collateral, and all other rights, powers and remedies granted to Secured Party hereunder shall remain in full force and effect until Debtor has satisfied and discharged all of Debtor's obligations to Secured Party secured thereby.

9.    WAIVER BY DEBTOR. All provisions of law, in equity and by statute providing for, relating to, or pertaining to pledges or security interests and the sale of pledged property or property in which a security interest is granted, or which prescribe, prohibit, limit or restrict the right to, or conditions, notice or manner of sale, together with all limitations of law, in equity, or by statute, on the right of attachment in the case of secured obligations, are hereby expressly waived by Debtor to the fullest extent Debtor may lawfully waive same.

10.   RELEASE OF COLLATERAL. Upon payment in full by Debtor, in lawful money of the United States of America, to Secured Party at the address set forth in the Note of all amounts secured hereby, and performance of all other obligations of Debtor under this Security Agreement, together with any interest thereon and any costs and expenses incurred by Secured Party in the enforcement of this Security Agreement or of any of Secured Party's rights hereunder, or in the enforcement of any other agreements (whether heretofore or hereafter entered into) between Debtor and Secured Party, or any of the rights of Secured Party thereunder, and upon the request of Debtor therefore, Secured Party will deliver to Debtor, at Debtor's sole cost and expense, such termination statements and such other documents of release, reconveyance and reassignments as shall be sufficient to discharge Debtor of the liabilities secured hereby and to terminate and release the security interest in the Collateral created hereby.

11.   MISCELLANEOUS.

11.1 This Security Agreement and all of the rights and duties in connection herewith shall be governed by and construed in accordance with the laws of the State of California thereof without giving effect to principles governing conflicts of law.

11.2 This Security Agreement and all of its terms and provisions shall be binding upon the heirs, successors, transferees and assigns of each of the parties hereto.

11.3 In the event any portion of this Security Agreement is determined to be invalid or unenforceable, the remaining portions shall remain in full force and effect as if that invalid or unenforceable portion had never been a part hereof.

11.4 In the event litigation is commenced to enforce or interpret this Security Agreement, or any provision hereof, the prevailing party shall be entitled to recover its actual costs and attorneys' fees.

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11.5 This Security Agreement may be amended only by written consent of each of the parties hereto.

11.6 Any and all notices, demands, requests, or other communications required or permitted by this Security Agreement or by law to be served on, given to, or delivered to any party hereto by any other party to this Security Agreement shall be in writing and shall be deemed duly served, given, or delivered when personally delivered to the party, or in lieu of such personal delivery, when deposited in the United States mail, first-class postage prepaid addressed to the party at the address herein appearing.

11.7 This Security Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supercedes all prior and contemporaneous agreements, representations and understandings of the parties. No waiver of any of the provisions of this Security Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

11.8 This Security Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exhibits attached hereto are made a part hereof and incorporated herein.

11.9 Nothing in this Security Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Security Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Security Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Security Agreement, nor shall any provision give any third person any right of subrogation or action against any party to this Security Agreement.

11.10 Each party's obligations under this Security Agreement is unique. If any party should default in its obligations under this Security Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition any other available rights or remedies, may sue in equity for specific performance without the necessity of posting a bond or other security, and the parties each expressly waive the defense that a remedy in damages will be adequate,

11.11 All representations, warranties and agreements of the parties contained in this Security Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the completion of all acts contemplated herein.

11.12 Whenever the context of this Security Agreement requires, the masculine gender includes the feminine or neuter gender, and the singular number includes the plural.

11.13 As used herein, the word "days" shall refer to calendar day, including holidays, weekends, non-business days, etc.

11.14 The captions contained herein do not constitute part of this Security Agreement and are used solely for convenience and shall in no way be used to construe, modify, limit or otherwise affect this Security Agreement.

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IN WITNESS WHEREOF, this Security Agreement is executed on the date first set forth above at Los Angeles County, California,

DEBTOR	SECURED PARTY

AULT GLAZER BODNAR & COMPANY, INC.	CHARLES J. KALINA, III

BY: /s/ Milton "Todd" Ault, III	/s/ Charles J. Kalina, III
NAME: Milton "Todd" Ault, III	Name: Charles J. Kalina, III
TITLE: CEO	Title: Individual

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EXHIBIT 21
LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement (the "Agreement") is entered into on this 10th day of January, 2008, by and between Charles J. Kalina, III, an individual ("Kalina") and Zealous Holdings, Inc., (fka Ault Glazer Bodnar & Company, Inc.) a Delaware corporation ("Zealous") and is effective on August 8, 2007.

WHEREAS, Zealous has executed and delivered to Kalina that certain Promissory Note dated August 25, 2006, payable to the order of Kalina in the original principal sum of Eight Thousand Dollars ($8,000.00) plus accrued interest (the "Note") and a Security Agreement of even date (the "Security Agreement");

WHEREAS, the Note is due and payable at the "end of the Initial Term" as defined in that certain Revolving Line of Credit Agreement dated August 8, 2006 by and between Kalina and Zealous ("RLOC");

WHEREAS, interest on such Note shall be paid on a quarterly basis "until the end of the Initial Term;"

WHEREAS, Zealous, as borrower, and Kalina, as lender, have requested certain modifications to the Note.

NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Note as follows:

1.	Capitalized terms used herein, unless otherwise defined herein, shall have the meanings attributed to them in the Note.

2.
Paragraph 1 of the Note is hereby amended such that the language "at the end of the Initial Term as defined in that certain Revolving Line of Credit Agreement dated August 8, 2006 ('RLOC') a copy of which is attached hereto as Exhibit B" is entirely deleted and replaced with "on June 30, 2008."

3.	Paragraph 3 of the Note is hereby amended such that the language "until the end of the Initial Term (as defined in the RLOC)" is entirely deleted and replaced with "June 30, 2008."

4.
Paragraph 4 of the Note is hereby amended such that the language "a quarterly basis commencing on November 8, 2006 and continuing on the 8th day of each quarter thereafter (the "nterest Payment') until the end of the Initial Term" is entirely deleted and replaced with "the Maturity Date."

5.	The following section is an addition to the Note and is incorporate by reference herein:

"Conversion. (a) Upon written request from the Noteholder, this Note may be converted, in whole or in part, into that number of fully-paid and nonassessable shares of Class 13 common stock ("Conversion Shares") of Maker equal to (i) the amount of the then outstanding principal and accrued but unpaid interest under this Note, divided by (ii) $1.00. The Noteholder shall give Maker two (2) business day's notice of conversion of this Note. Interest on this Note shall cease to accrue with respect to the Note on the date that such common stock is issued to the Noteholder.

(b) No fractional shares of common stock will be issued upon conversion of this Note. Upon conversion of this Note pursuant to the terms and conditions of this Note, the Noteholder shall surrender this Note, duly endorsed, at the principal offices of the Maker. At its expense, the Maker will, as soon as practicable thereafter, issue and deliver to such Noteholder, at such principal office, a certificate or certificates for the number of shares to which such Noteholder is entitled upon such conversion. Upon conversion of this Note, the Maker will be released from all of its obligations and liabilities under this."

In connection with the issuance of the Conversion Shares to Noteholder, Noteholder hereby represents and warrants, for itself and its affiliates, successors and assigns:

(a)    Accreditation. Noteholder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Noteholder understands that the Conversion Shares are being offered to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that Maker is relying upon the truth and accuracy of, and Noteholder's compliance with the representations, warranties, agreements, acknowledgments and understandings of Noteholder set forth herein in order to determine the availability of such exemptions and the eligibility of Noteholder to receive the Conversion Shares.

(b)    Investment Experience; Suitability. Noteholder is familiar with the type of risks inherent in the acquisition of securities such as the shares of common stock of Maker and Noteholder' s financial position is such that it can afford to retain the Conversion Shares for an indefinite period of time without realizing any direct or indirect cash return on its investment.

(c)    Investment Purpose. Noteholder represents that the Conversion Shares are being issued to it for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. Noteholder agrees that it will not sell or otherwise transfer the Conversion Shares unless such Conversion Share are registered under the Securities Act or unless an exemption from such registration is available.

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(d)    Information. Noteholder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Maker and materials relation to the offer and sale of the Conversion Shares which have been requested by Noteholder or its advisors. Noteholder and its advisors, if any, have been afforded the opportunity to ask questions of the Maker. Noteholder understands that its investment in the Conversion Shares involves a significant degree of risk. Noteholder represents that the issuance of the Conversion Shares is not being accomplished by the publication of any advertisement.

6.	The following paragraph is an addition to the Note and is incorporated by reference herein:

"NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE MAKER."

7.
Any default under this Agreement by Zealous shall be considered a default under the Note and Security Agreement. Except as provided herein, the terms and provisions of the Note and Security Agreement shall remain unchanged and shall remain in full force and effect.

8.
Zealous acknowledges that the execution of this Agreement by Kalina is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the Note and Security Agreement, or (ii) an actual or implied waiver of any condition or obligation imposed upon Zealous pursuant to the Note and Security Agreement, except to the extent expressly set forth herein.

9.
This Agreement may be executed in any number of counterparts, including facsimile. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

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10.	The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors, and assigns.

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"ZEALOUS"

Zealous Holdings, Inc.

By: /s/ Milton "Todd" Ault, III
Name: Milton "Todd" Ault, III
Title: CEO

"KALINA"

Charles J. Kalina, III, an individual

/s/ Charles J. Kalina,, III

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EXHIBIT 22

PROMISSORY NOTE

June 4, 2007

$60,000.00	New York, New York

FOR VALUE RECEIVED, the undersigned, Zealous Holdings, Inc. ("Maker"), promises to pay to Charles J. Kalina III ("Payee") at 93 Grove Street, Somerville, N.J. 08876, or at such other place as Payee may from time to time designate by written notice to Maker, in lawful money of the United States of America, the aggregate sum of Sixty Thousand Dollars ($60,000.00). Maker further agrees as follows:

Section 1.  Interest Rate and Fees.

Interest and Fees shall accrue at a rate of $600 per week.

Section 2.  Payments.

a.  Principal, interest and fees shall be due on June 25, 2007 (the "Due Date") with option of the Maker to extend to June 29, 2007 (the "Extension Date").

b.  Maker shall have the right to prepay this Note in full or in part at any time, without premium or penalty.

Section 3.  Default.

It shall be an event of default ("Event of Default"), and the entire unpaid principal of this Note, together with accrued interest, shall become immediately due and payable, at the election of Payee, upon the occurrence of any of the following events:

3.1  Any failure on the part of Maker to make any payment of all principal, interest and fees on the Due Date; provided, however, there shall be no default if this Note is extended by the Maker to the Extension date and payment is made on or before the Extension Date;

3.2  Maker shall commence (or take any action for the purpose of commencing) any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute;

3.3  a proceeding shall be commenced against Maker under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute and relief is ordered against it, or the proceeding is controverted but is not dismissed within sixty (60) days after the commencement thereof;

3.4  Maker consents to or suffers the appointment of a guardian, receiver, trustee or custodian to any substantial part of its assets that is not vacated within thirty (30) days;

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3.5  the dissolution, termination of existence, or insolvency of Maker; or

3.6  Maker consents to or suffers an attachment, garnishment, execution or other legal process against any of his assets that is not released within thirty (30) days.

Section 4.  Waivers.

Maker waives demand, presentment, protest, notice of protest, notice of dishonor, and all other notices or demands of any kind or nature with respect to this Note.

The Payee may waive any Event of Default hereunder. Such waiver shall be evidenced by written notice or other document specifying the Event or Events of Default being waived and shall be binding on all existing or subsequent Payee(s) under this Note.

Section 5.  Miscellaneous.

(a)  This Note may be altered only by prior written agreement signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought. This Note may not be modified by an oral agreement, even if supported by new consideration.

(b)  The covenants, terms and conditions contained in this Note apply to and bind the heirs, successors, executors, administrators and assigns of the parties.

(c)  This Note constitutes a final written expression of all the terms of the agreement between the parties regarding the subject matter hereof, are a complete and exclusive statement of those terms, and supersedes all prior and contemporaneous agreements, understandings, and representations between the parties. If any provision or any word, term, clause, or other part of any provision of this Note shall be invalid for any reason, the same shall be ineffective, but the remainder of this Note shall not be affected and shall remain in full force and effect.

(d)  This Note shall be governed by the laws of New York, without giving effect to principals of conflicts of laws.

(e)  All notices, consents, or other communications provided for in this Note or otherwise required by law shall be in writing and may be given to or made upon the respective parties at the following mailing addresses:

Payee:

Charles J. Kalina III
93 Grove Street,
Somerville, N.J. 08876

Maker:

Zealous Holdings, Inc.
1800 Century Park East, Suite 200
Los Angeles, CA 90067
Attn: Todd Ault
Telecopy Number: (310) 895-7779
Confirmation Number: (310) 8957778

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Such addresses may be changed by notice given as provided in this subsection. Notices shall be effective upon the date of receipt; provided, however, that a notice (other than a notice of a changed address) sent by certified or registered U.S. mail, with postage prepaid, shall be presumed received no later than three (3) business days following the date of sending.

(f)  This Note may be signed (including by facsimile) in any number of counterparts, each of which, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, Maker has executed this Note effective as of the date first set forth above.

ZEALOUS HOLDINGS, INC.

By: /s/ Milton C. Ault, III
Name: Milton C. Ault, III Title: Chief Executive Officer

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EXHIBIT 23

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement (the "Agreement") is entered into on this 12th day of October, 2007, by and between Charlie Kalina, an individual ("Kalina") and Zealous Holdings, Inc., a Delaware corporation ("Zealous").

WHEREAS, Zealous has executed and delivered to Kalina that certain Promissory Note dated June 4, 2007, payable to the order of Kalina in the original principal sum of Sixty Thousand dollars ($60,000.00) plus accrued interest (the "Note");

WHEREAS, the Note is due and payable on June 25, 2007 (the "Maturity Date"), with an option to extend to June 29, 2007 ("Extension Date") and is past due; and

WHEREAS, Zealous has issued two (2) payments of $5,000.00 each to Kalina as of the date of this Agreement;

WHEREAS, Zealous, as borrower, has requested certain modifications to the Note.

NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Note as follows:

1.	Capitalized terms used herein, unless otherwise defined herein, shall have the meanings attributed to them in the Note.

2.	Section 2(a) of the Note is hereby amended such that it is entirely deleted and replaced with the following:

"Maker shall issue $5,000.00 payments to Payee on the last day of each calendar month, until the entire balance, which includes principal, accrued but unpaid interest and fees, if any, is paid in full. Maker shall have an automatic extension of 15 days on each monthly payment."

3.
Any default under this Agreement by Zealous shall be considered a default under the Note. Except as provided herein, the terms and provisions of the Note shall remain unchanged and shall remain in full force and effect.

4.
Zealous acknowledges that the execution of this Agreement by Kalina is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the Note, or (ii) an actual or implied waiver of any condition or obligation imposed upon Zealous pursuant to the Note, except to the extent expressly set forth herein.

5.
This Agreement may be executed in any number of counterparts, including facsimile. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

6.	The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns.

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IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"ZEALOUS"

Zealous Holdings. Inc,

By: /s/ Milton "Todd" Ault, III
Name: Milton "Todd" Ault, III
Title: CEO

"KALINA"

Charlie Kalina, an individual

/s/ Charlie Kalina, III

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EXHIBIT 24

LOAN MODIFICATION AGREEMENT #2

This Loan Modification Agreement (the "Agreement") is entered into on this 19th day of October, 2007, by and between Charles J. Kalina III, an individual ("Kalina") and Zealous Holdings, Inc., a Delaware corporation ("Zealous").

WHEREAS, Zealous has executed and delivered to Kalina that certain Promissory Note dated June 4, 2007, payable to the order of Kalina in the original principal sum of Sixty Thousand dollars ($60,000.00) plus accrued interest (the "Note");

WHEREAS, Zealous, as borrower, has requested certain modifications to the Note and Loan Modification No. 1;

WHEREAS, this Agreement is intended to amend and supersede Loan Modification No.1 and constitutes the parties entire agreement hereto with respect to the matters thereof;

WHEREAS, the Note is due and payable on June 25, 2007 (the "Maturity Date"), with an option to extend to June 29, 2007 ("Extension Date") and is past due; and

WHEREAS, Zealous has issued two (2) payments of $5,000.00 each to Kalina as of the date of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Note as follows:

1.	Section 1, entitled "Interest Rate and Fees" is hereby amended and incorporated in the Note and reads as follows in its entirety:

"Interest and Fees shall accrue at a rate of $600.00 per week from June 4, 2007 through June 29, 2007, after which time interest shall accrue at fifteen percent (15%) per annum on outstanding principal balance."

2.	Section 2(a) entitled "Payments" is hereby amended and incorporated in the Note and reads as follows in its entirety:

"a. Principal, interest and fees shall be due on July 29, 2008 (the "Due Date"); provided however, a one time interest payment will be made in December 2007 for interest accrued through November 2007. Maker shall issue $5,000.00 payments to Payee on the last day of each calendar month, until the entire balance, which includes principal, accrued but unpaid interest and fees, if any, is paid in full. Maker shall have an automatic extension of 15 days on each monthly payment. "

3.	Capitalized terms used herein, unless otherwise defined herein, shall have the meanings attributed to them in the Note.

4.
Any default under this Agreement by Zealous shall be considered a default under the Note. Except as provided herein, the terms and provisions of the Note shall remain unchanged and shall remain in full force and effect.

5.
Zealous acknowledges that the execution of this Agreement by Kalina is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the Note, or (ii) an actual or implied waiver of any condition or obligation imposed upon Zealous pursuant to the Note, except to the extent expressly set forth herein.

6.
This Agreement may be executed in any number of counterparts, including facsimile. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

7.	The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns.

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

"ZEALOUS"

Zealous Holdings, Inc.

By: /s/ Milton "Todd" Ault, III
Name: Milton "Todd" Ault, III
Title: CEO

"KALINA"

Charles J. Kalina, III, an individual

           /s/ Charles J. Kalina, III

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EXHIBIT 25

BRIDGE LOAN NOTE

$300,000.00	Los Angeles, California
June 1, 2006

FOR VALUE RECEIVED, Ault Glazer Bodnar & Company, Inc. (the "Maker"), a Delaware corporation with a principal business located at 1800 Century Park East, Suite 200, Los Angeles, CA 90067, HEREBY PROMISES TO PAY to the order of Lori Livingston (the "Noteholder"), an individual, having a residence located at ______________________, the principal sum of the three hundred thousand dollars ($300,000.00) plus any accrued interest thereon in lawful money of the United States on July 3, 2006 (the "Maturity Date").

The following is a statement of the other terms and conditions to which this bridge loan note (the "Note") is subject and to which the Noteholder by the acceptance of this Note agrees:

1.  Term. This Note shall commence on the date hereof and shall continue until June 30, 2006, the Maturity Date, unless extended or sooner terminated by mutual agreement of the parties hereto.

2.  Interest. Maker promises to pay interest on the unpaid principal balance hereof at the rate of eleven percent (11%) per annum, such interest to be paid on the Maturity Date. Interest shall commence accruing on the issue date and shall be calculated on the basis of a 365-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of California. However, in the event of a breach or default of any provision of this Note, which such breach or default remains uncured, the interest rate shall increase to a rate equal to fifteen percent (15%) per annum (the "Default Rate").

3.  Financing Fee. The Maker shall also pay Noteholder a financing fee of $7,500.00 on the Maturity Date.

4.  Prepayment. The Maker shall have the right, at any time, to prepay without penalty, in whole or in part, the unpaid principal and interest due on this Note as of the date of such prepayment.

5.  Application of Payments to Principal and Interest. All payments made pursuant to this Note shall first be applied to accrued but unpaid interest then outstanding, and then to principal, and interest shall thereupon cease to accrue upon the principal amount so paid.

6.  Event of Defaults. The entire unpaid principal balance of this Note and interest accrued with respect thereto shall be immediately due and payable upon the occurrence of any of the following (each, an "Event of Default"); provided, that Maker has failed to cure the default as set forth herein:

a.  The Maker filing for relief under any bankruptcy law;

b.  The filing of a lien, the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against Maker or any of Maker's property which shall not be released, satisfied of record or bonded within twenty (20) days thereafter, except liens which exist as the date hereof or liens to which the Noteholder shall consent;

c.  The Maker creates, incurs, assumes or suffers to exist any liability for borrowed money, except borrowings in existence or committed on the date hereof and indebtedness to trade creditors, financial institutions, or insiders or affiliates of Maker, or as is otherwise, incurred in the ordinary course of business; or

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d.  The Maker has failed to pay the principal and any accrued and unpaid interest on the Maturity Date and there is a continuance for a period of twenty (20) days after written notice from the Noteholder to the Maker of such failure.

Notwithstanding anything else to the contrary set forth herein, upon the occurrence of an Event of Default, including but not limited to the failure to pay when due any principal or interest hereunder, Noteholder shall give Maker written notice of such Event of Default ("Notice of Default"). Maker shall have twenty (20) days from receipt of the Notice of Default to cure such default, during which time, the Noteholder may not take any action against the Maker to collect the amounts due and owing hereunder or enforcement of the provisions hereof; provided, however, in the event of nonpayment, Maker shall be responsible for all accrued interest up until the time of payment of said amounts at the Default Rate.

7.  Miscellaneous.

a.  Amendments; Waivers. This Note may not be changed, modified, or amended, except by an agreement in writing, signed by the party to be charged. The Noteholder may waive any Event of Default hereunder. Such waiver shall be evidenced by written notice or other document specifying the Event or Events of Default being waived and shall be binding on all existing or subsequent Noteholder(s) under this Note. The Maker waives demand, presentment, protest and notice of any kind and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Note, all without notice.

b.  Assignment. The Noteholder may not assign either the right to receive payment under this Note, or any other right conferred upon the Noteholder under the terms hereof to any other party without the consent of the Maker. Any transferee or transferees of this Note, by their acceptance hereof, agree to assume the obligations of the holder of this Note as set forth herein, and shall be deemed to be the "Noteholder" for all purposes hereunder.

c.  Entire Agreement. This Note contains the entire understanding between the Maker and the Noteholder with respect to this Note and supersedes any prior written or oral agreement between them respecting the subject matter hereof.

d.  Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the successors, assigns, heirs, administrators and executors of the Maker and inure to the benefit of the Noteholder, its successors, endorsees, assigns, heirs, administrators and executors. All rights and remedies available to the Noteholder pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and are enforceable alternatively, successively and/or concurrently after default by Maker pursuant to the provisions of this Note.

e.  Right of First Offer. In the event that the Maker offers debt equity or equity linked private financing to be consummated within six (6) months from the date first written above, the Noteholder shall have the right to purchase all or part of the private financing. The Noteholder shall have five (5) days to respond to a signed and accepted term sheet by the Maker. A carve out of this provision will be granted to the Maker for the issuance of stock for situations involving strategic partnerships, acquisition candidates and public offerings. The terms of such future financing shall be negotiated in good faith by the parties hereto.

f.  Default Provision. In the event this Note shall be in default, and placed with an attorney for collection, then Maker agrees to pay all reasonable attorney fees and costs of collection of Noteholder with the enforcement of the Note and rights hereunder.

g.  Venue. The Maker hereby irrevocably consents to the jurisdiction of the state and federal courts in Los Angeles County, California in connection with any action or proceeding arising out of or relating to this Note. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

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h.  Severability. If any term or provision of this Note shall to any extent be invalid or unenforceable, the remainder of this Note shall not be affected thereby, and each term and provision of the Note shall be valid and enforced to the fullest extent permitted by law.

i.  Further Assurances. The parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments or documents, and to take such other actions as the requesting party may reasonably require to carry out the terms of this Note and the transactions contemplated hereby.

j.  Headings. The section and other headings contained in this Note are for reference purposes only and shall not be deemed to be a part of this Note or to affect the meaning or interpretation of this Note.

k.  Termination and Cancellation of Note. Noteholder shall, as promptly as practicable after receipt of the payment in full of the principal and interest due under this Note (and in any event within two (2) business days after the such receipt): (a) return to maker the originals of any and all notes issued by Maker to Noteholder, duly marked "paid in full" or "cancelled" and shall execute an termination and release agreement in connection with the termination and cancellation of said Note.

1.  Counterparts. This Note may be signed (including by facsimile) in any number of counterparts, each of which, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

AULT GLAZER BODNAR & COMPANY, INC. By: /s/ David Magli Name: David Magli Title: President & General Counsel

LORI LIVINGSTON _________________________

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EXHIBIT 26

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement (the "Agreement") is entered into by and between Lori Livingston ("Livingston"), an individual, and The Ault Glazer Group, Inc., a Delaware corporation ("AG Group"), effective as of the 7th day of November, 2006.

WHEREAS, AG Group has executed and delivered to Livingston that certain Bridge Loan Note dated June 1, 2006, payable to the order of Livingston in the original principal sum of three hundred thousand dollars ($300,000.00) plus accrued interest (the "Note");

WHEREAS, the Note was due and payable on July 3, 2006 (the "Maturity Date"); and

WHEREAS, AG Group as borrower, has requested certain modifications to the Note and Livingston has agreed to these certain modifications.

NOW, THEREFORE, in consideration of the mutual covenants, promises, representations and warranties set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Note as follows:

1.	Capitalized terms used herein, unless otherwise defined herein, shall have the meanings attributed to them in the Note.

2.	The first paragraph of the Note is hereby amended as follows:

	a.	The language "three hundred thousand dollars ($300,000.00)" shall be entirely deleted and replaced with "three hundred thirty thousand dollars ($330,000.00)"; and
	b.	The language "July 3, 2006 (the `Maturity Date')" shall be entirely deleted and replaced with "March 31, 2007 (the "Maturity Date")."

3.	Provision 1, entitled "Term," is hereby amended such that it is entirely deleted and replaced with the following:

"This Note shall be due on the Maturity Date, unless extended or sooner terminated by mutual agreement of the parties hereto."

4.	Provision 8, entitled "Security Interest" is hereby added and incorporated in the Note with the following language:

"The obligations under this Note shall be secured by certain collateral of Maker in accordance with the terms of a Security Agreement dated November 7, 2006, a copy of which is attached hereto as Exhibit A."

5.
Any default under this Agreement by AG Group shall be considered a default under the Note. Except as provided herein, the terms and provisions of the Note shall remain unchanged and shall remain in full force and effect.

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6.
AG Group acknowledges that the execution of this Agreement by Livingston is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the Note, or (ii) an actual or implied waiver of any condition or obligation imposed upon AG Group pursuant to the Note, except to the extent expressly set forth herein.

7.
This Agreement may be executed in any number of counterparts. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

8.	The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their heirs, representatives, successors and assigns.

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above. "AG Group"

The Ault Glazer Group, Inc.,
a Delaware corporation

By: /s/ Milton "Todd" Ault, III
Name: Milton "Todd" Ault, III
Title: Chief Executive Officer

"Livingston"

Lori Livingston, an individual

/s/ Lori Livingston

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EXHIBIT 27

SECURITY AGREEMENT

BY AND BETWEEN THE AULT GLAZER GROUP, INC.
AND LORI LIVINGSTON

Lori Livingston ("Secured Party") and The Ault Glazer Group, Inc., a Delaware corporation ("Debtor") agree as follows on November 7, 2006:

1.  GRANT OF SECURITY INTEREST.

1.1  The Debtor hereby grants to the Secured Party a security interest in all of the assets (including Debtor's subsidiary Ault Glazer Asset Management, LLC), inventory, accounts, chattel paper, patents, trademarks, copyrights, contract rights, documents, instruments, deposit accounts, investment property (including equity interests of subsidiaries), general intangibles and other personal property and fixture of Debtor, and all products and proceeds of such property; and all of the outstanding capital stock/partnership interests/membership interests/equity interests of Debtor (collectively, the "Collateral"). Such Collateral of Debtor is the security for:

1.1.1  The satisfaction and the prompt and full performance of all of Debtor's obligations under that certain Bridge Loan Note (the "Note") dated June 1, 2006 in the principal amount of three hundred thirty thousand dollars ($330,000.00) plus interest at eleven percent (11%) per annum, as the Note may be amended, modified, or extended from time to time (including, without Iimitation, the obligation to make payments of principal and interest thereon); and

1.1.2  The full, faithful, true and exact performance and observance of all of the obligations, covenants and duties of Debtor under this Security Agreement, as the same may be amended, modified, or extended from time to time.

2.  DEFAULT. Any of the following events shall constitute an event of default hereunder:

2.1  The failure by Debtor to make full and timely payment when due of any sum as required to be paid to Secured Party under the Note after any applicable notice of non-payment provided for in the Note has been given, and any period within which to cure the non-payment has elapsed, if applicable. A true and correct copy of the Note is incorporated herein by this reference.

2.2  The making by Debtor of any general assignment for the benefit of creditors.

2.3  The failure by Debtor to fully and timely perform any covenant, agreement, obligation or duty imposed on Debtor by this Security Agreement or any other agreement by and between Debtor and Secured Party now existing.

2.4  The filing of any petition, or commencement of any proceeding, under the Bankruptcy Act or any state insolvency law, against Debtor, or the appointment of any receiver or trustee, which petition, proceeding or appointment is not fully and completely discharged, dismissed or vacated within sixty (60) days.

3.  INSPECTION OF RECORDS. Secured Party shall have the right without notice to inspect all financial books, records and reports of Debtor at Debtor's premises or wherever the same may be maintained during normal business hours.

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4.  REMEDIES UPON DEFAULT.

4.1  Upon the occurrence of an event of default, which such default has not been cured within twenty (20) days of the occurrence of such event of default, then in addition to any and all other remedies at law or in equity available to Secured Party, Debtor hereby authorizes and empowers Secured Party, at Secured Party's option and without notice to Debtor, except as specifically provided herein (and, to the extent necessary, hereby irrevocably appoint Secured Party as Debtor's attorney-in-fact for such purposes) and subject to applicable laws:

4.1.1  To require Debtor to assemble any and all of the Collateral and make the same available to Secured Party at the premises wherein the same is located, or any other place designated by Secured Party; Secured Party may enter upon any premises where any of the Collateral is located and may take possession of the same without judicial process and without the need to post any bond or security as an incident thereto; and

4.1.2  To sell, assign, transfer and deliver the whole or any part of the Collateral at public or private sale, for cash, upon credit, or for future delivery, in bulk or item by item, at such prices and upon such terms as are commercially reasonable, given the nature of the Collateral and the market therefor, with or without warranties, without the necessity of the Collateral being present at any such sale or in view of the prospective purchasers thereof, and without any presentment, demand for performance, protest, notice of protest, or notice of dishonor except as set forth herein, any other such advertisement, presentment, demand or notice being expressly waived by Debtors to the extent permitted by law. At any public sale or sales of the Collateral, Secured Party or Secured Party's assigns may bid for and purchase all or any part of the Collateral offered for sale and upon compliance with the terms of such sale, may hold, exploit and dispose of such Collateral discharged from all claims of Debtor, except to the extent that Debtor has rights in the proceeds of such sale or sales, and free from any right or redemption, all of which are hereby expressly waived and released, and may in paying the purchase price thereof, in lieu of cash assignment at the face amount thereof, together with any interest accrued thereon, all or any part of unpaid principal or interest or both, payable under the Note. Secured Party may also purchase all or any part of the Collateral at any private sale thereof to the extent that such Collateral is customarily sold in a recognized market or is the subject of a widely or regularly distributed standard price quotation. Upon conclusion of any such public or private sale, Secured Party may execute and deliver a bill of sale to the assets so sold, in the name of Debtor. Secured Party may use Debtor's premises for the purpose of conducting of any such sale. Secured Party shall give Debtor seven (7) days' notice, in writing, of the time and place thereof, and in the case of a public sale, the date thereof and the name of the purchaser. Notice shall be deemed given when deposited in the United States mail, postage prepaid, certified or registered, and addressed to Debtor at 1800 Century Park East, Suite 200, Los Angeles, CA 90067. Secured Party shall only be required to publish an advertisement of a public sale, which advertisement may be published in a newspaper of general circulation no later than seven (7) days prior to the date of sale, and an advertisement so published shall be deemed commercially reasonable if it merely gives the place, time, and date of sale, merely identifies the Collateral by classification without describing quantity or quality; provided, however that such advertisement may, at Secured Party's option, contain additional information. Debtor acknowledges that Secured Party may accept any offer received, provided it is commercially reasonable, that Secured Party, at Secured Party's option, need not approach more than one possible purchaser, and that Secured Party shall, to the fullest extent permitted by law, be relieved from all liability or claim for inadequacy of price if the manner and terms of sale comply with the terms of this Security Agreement.

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4.2  In the event of any such sale by Secured Party of all or any of said Collateral on credit, or for future delivery, such property so sold may be retained by Secured Party until the selling price is paid by the purchaser. Secured Party shall incur no liability in case of the failure of the purchaser to take up and pay for the property so sold. In case of any such failure, said Collateral may be again, and from time to time, sold.

4.3  In the event of any such sale or disposition, the proceeds thereof shall be applied first to the payment of the expenses of the sale, commissions, actual attorneys' fees, and all other charges paid or incurred by Secured Party in taking, holding, selling , advertising, or otherwise preparing such Collateral for sale or otherwise in connection with maintaining the security of such Collateral, including any taxes or other charges imposed by law upon the Collateral and/or the ownership, holding or transfer thereof; secondly, to pay, satisfy and discharge all indebtedness of Debtor to Secured Party secured hereby then due and payable pursuant to the Note; thirdly, to the extent that Debtor may still have monetary obligations to Secured Party not yet due and payable, Secured Party may retain any surplus as collateral for the payment of such sums when due; and fourthly, if all of the secured obligations are then discharged and satisfied, to pay the surplus, if any, to Debtor. Secured Party shall look only to the assets of the business then operated and/or owned by Debtor to satisfy any and all claims, defaults or breaches regarding the Note and shall not in any event, look to any other assets of Debtor to satisfy same.

4.4  Secured Party shall not be liable or responsible for safeguarding the Collateral, or any portion thereof, or maintaining the condition thereof, or for any loss or damage thereto and diminution in value of the Collateral either through loss or non-collection. Secured Party shall not be liable or responsible for any act or default of any carrier or warehouseman or of any other person, other than that occasioned by the gross negligence and willful misconduct of Secured Party.

5.  REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants that it is duly organized, validly existing, and in good standing corporation under the laws of the State of Delaware with the power to own its assets and to transact business in such states where its business is conducted. Debtor represents and warrants that the Note and this Security Agreement have been duly and validly authorized, executed and delivered by Debtor and constitutes a valid and binding agreement, enforceable in accordance with their terms, and the execution and delivery of the Note and this Security Agreement do not violate, or constitute a default (with or without the giving of notice, the passage of time, or both) under any order, judgment, agreement, contract, or instrument to which Debtor is a party or by which Debtor is affected or may be bound. Debtor represents that Debtor will at all times maintain the Collateral in good state of repair and condition consistent with good business practice, including replacement of damaged, destroyed, or obsolete parts thereof, will pay any and all taxes thereon or applicable thereto prior to delinquency, and shall maintain at all times insurance thereon.

6.  INDEMNITY. In the case of any adverse claim with respect to the Collateral or any portion thereof arising out of any act done, or permitted or acquiesced in by Debtor, Debtor indemnifies and agrees to hold Secured Party harmless from and against any and all claims, losses, liabilities, damages, expenses, costs and actual attorneys' fees incurred by Secured Party in or by virtue of exercising any right, power or remedy of Secured Party hereunder or defending, protecting, enforcing or prosecuting the security interest hereby created (collectively, "Indemnified Liabilities"), except to the extent that any such Indemnified Liability results solely from the gross negligence or willful misconduct of Secured Party or any agent of Secured Party. Any such loss, cost, liability, damage or expense so incurred shall be repaid upon demand by Secured Party and until so paid shall be deemed a secured obligation hereunder.

7.  NO WAIVER BY SECURED PARTY. Any forbearance, failure, or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power, or remedy of Secured Party shall not preclude the later exercise of any other right, power, or remedy, each of which shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing, executed by Secured Party.

8.  EFFECTIVENESS OF AGREEMENT. This Security Agreement and Debtors' duties and obligations and Secured Party's powers to dispose of the Collateral, and all other rights, powers and remedies granted to Secured Party hereunder shall remain in full force and effect until Debtor has satisfied and discharged all of Debtor's obligations to Secured Party secured thereby.

9.  WAIVER BY DEBTOR. All provisions of law, in equity and by statute providing for, relating to, or pertaining to pledges or security interests and the sale of pledged property or property in which a security interest is granted, or which prescribe, prohibit, limit or restrict the right to, or conditions, notice or manner of sale, together with all limitations of law, in equity, or by statute, on the right of attachment in the case of secured obligations, are hereby expressly waived by Debtor to the fullest extent Debtor may lawfully waive same.

10.  RELEASE OF COLLATERAL. Upon payment in full by Debtor, in lawful money of the United States of America, to Secured Party at the address set forth in the Note of all amounts secured hereby, and performance of all other obligations of Debtor under this Security Agreement, together with any interest thereon and any costs and expenses incurred by Secured Party in the enforcement of this Security Agreement or of any of Secured Party's rights hereunder, or in the enforcement of any other agreements (whether heretofore or hereafter entered into) between Debtor and Secured Party, or any of the rights of Secured Party thereunder, and upon the request of Debtor therefore, Secured Party will deliver to Debtor, at Debtor's sole cost and expense, such termination statements and such other documents of release, reconveyance and reassignments as shall be sufficient to discharge Debtor of the liabilities secured hereby and to terminate and release the security interest in the Collateral created hereby.

11.  MISCELLANEOUS.

11.1  This Security Agreement and all of the rights and duties in connection herewith shall be governed by and construed in accordance with the laws of the State of California thereof without giving effect to principles governing conflicts of law.

11.2  This Security Agreement and all of its terms and provisions shall be binding upon the heirs, successors, transferees and assigns of each of the parties hereto.

11.3  In the event any portion of this Security Agreement is determined to be invalid or unenforceable, the remaining portions shall remain in full force and effect as if that invalid or unenforceable portion had never been a part hereof.

11.4  In the event litigation is commenced to enforce or interpret this Security Agreement, or any provision hereof, the prevailing party shall be entitled to recover its actual costs and attorneys' fees.

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11.5  This Security Agreement may be amended only by written consent of each of the parties hereto.

11.6  Any and all notices, demands, requests, or other communications required or permitted by this Security Agreement or by law to be served on, given to, or delivered to any party hereto by any other party to this Security Agreement shall be in writing and shall be deemed duly served, given, or delivered when personally delivered to the party, or in lieu of such personal delivery, when deposited in the United States mail, first-class postage prepaid addressed to the party at the address herein appearing.

11.7  This Security Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supersedes all prior and contemporaneous agreements, representations and understandings of the parties. No waiver of any of the provisions of this Security Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

11.8  This Security Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exhibits attached hereto are made a part hereof and incorporated herein.

11.9  Nothing in this Security Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Security Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Security Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Security Agreement, nor shall any provision give any third person any right of subrogation or action against any party to this Security Agreement.

11.10  Each party's obligations under this Security Agreement is unique. If any party should default in its obligations under this Security Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition any other available rights or remedies, may sue in equity for specific performance without the necessity of posting a bond or other security, and the parties each expressly waive the defense that a remedy in damages will be adequate.

11.11  All representations, warranties and agreements of the parties contained in this Security Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the completion of all acts contemplated herein.

11.12  Whenever the context of this Security Agreement requires, the masculine gender includes the feminine or neuter gender, and the singular number includes the plural.

11.13  As used herein, the word "days" shall refer to calendar day, including holidays, weekends, non-business days, etc.

11.14  The captions contained herein do not constitute part of this Security Agreement and are used solely for convenience and shall in no way be used to construe, modify, limit or otherwise affect this Security Agreement.

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IN WITNESS WHEREOF, this Security Agreement is executed on the date first set forth above at Los Angeles County, California.

DEBTOR THE AULT GLAZER GROUP, INC.	SECURED PARTY LORI LIVINGSTON

BY: /s/ Milton "Todd" Ault, III	_____________________________
NAME: Milton "Todd" Ault, III TITLE: CEO	Name: Lori Livingston Title: Individual

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IN WITNESS WHEREOF, this Security Agreement is executed on the date first set forth above at Los Angeles County, California.

DEBTOR THE AULT GLAZER GROUP, INC.	SECURED PARTY LORI LIVINGSTON

BY: ___________________________	/s/ Lori Livingston
NAME: Milton "Todd" Ault, III TITLE: CEO	Name: Lori Livingston Title: Individual

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EXHIBIT 28

REVOLVING CREDIT-LINE NOTE

$5,000,000	November 1, 2007

FOR VALUE RECEIVED, the undersigned, Zealous Holdings, Inc., a Delaware corporation ("Borrower"), promises to pay to the order of Zealous Trading Group, Inc., a Nevada corporation ("Lender") up to the principal sum of Five Million Dollars ($5,000,000) (the "Maximum Loan Amount"), or so much thereof as has been disbursed with interest on the unpaid balance of such amount from the date of the initial funding and additional advances evidenced hereby, at the rate of interest specified herein. This Revolving Credit Line Note (this "Note") evidences a loan (the "Loan") made or to be made by Lender to the Borrower up to the principal amount hereof. The initial draw under this Note is Five Hundred Thousand Dollars ($500,000). The Maturity Date of this Note is December 31, 2008.

1.  Interest shall accrue on the outstanding balance of the Loan at a rate per annum equal to the prime rate (as published in the Wall Street Journal) plus one percent (1%), adjusted on the first (1st) day of each quarter commencing on the date set forth above (the "Interest Rate"). Interest shall be calculated on a 365-day year end, actual days elapsed.

2.  Borrower shall pay accrued interest on the outstanding principal balance at the Interest Rate on the Maturity Date. Borrower shall pay accrued interest on the outstanding principal balance at the Interest Rate plus the outstanding principal balance on the Maturity Date; provided, that upon the closing of the merger between Borrower and the wholly-owned subsidiary of Lender, ASNI, II, a Delaware corporation, the outstanding principal and accrued interest shall become an inter-company transfer between parent and subsidiary. Prior to the Maturity Date, principal reductions are necessary when the outstanding principal balance of the Loan exceeds the Maximum Loan Amount, in which event a principal payment in the amount of the excess shall be made by Borrower to Lender within twenty (20) days of Lender's determination that such an excess exists and written notice to Borrower.

3.  The obligation evidenced herein is a revolving credit-line, against which advances may be made to Borrower, repaid by Borrower and additional advances made to Borrower, provided that Borrower shall timely make all necessary payments as required hereunder and comply with all terms and conditions of the Loan, and further provided that the balance of principal outstanding at any time shall not exceed the Maximum Loan Amount. Borrower has the right to make any draws hereunder, but in no event shall the right to make any draws extend beyond the Maturity Date.

4.  Upon any Event of Default, Lender may declare the entire principal balance of the Note immediately due and payable, and shall have the rights provided herein and by applicable law. The occurrence of any of the following events shall constitute an "Event of Default" under this Note:

(a)  The dissolution of Borrower, whether pursuant to any applicable laws, or otherwise, or the sale, transfer or conveyance by Borrower of fifty percent (50%) or more of the outstanding voting stock of Borrower or the equity interest in Borrower to any person or entity.

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(b)  Any written representation or warranty of Borrower in connection with the Loan is not materially true, correct and complete, or if any material statement, report or certificate made or delivered by Borrower or its officers, is not true, correct and complete when made.

5.  If any Event of Default shall occur and said default is not cured within thirty (30) days, or such time as may be provided in Article 4 hereof, after the date of written notice sent by Lender to Borrower notifying Borrower of the default, the total of the unpaid balance of principal and the accrued unpaid interest (past due interest being compounded) shall then begin accruing interest at the Interest Rate plus one percent (1.00%) per annum (the "Default Rate"), until such time as all past due payments and accrued interest are paid. Provided the default is cured within said thirty (30) day time period, the Default Rate will revert to the Interest Rate. Borrower acknowledges that the effect of this Default Rate provision could operate to compound some of the interest obligations due, and Borrower hereby expressly assents to such compounding should it occur.

6.  Borrower:

(a)  waives demand, diligence, presentment for payment, protest and demand, notice of extension, dishonor, protest, demand and non-payment of this Note.

7.  Borrower reserves the privilege of making optional payments of principal in increments of any amount at any time, without penalty. Any prepayment shall be applied first to accrued interest and then to principal. Such an optional payment shall not either constitute a credit on the next installment becoming due and payable as herein above provided, nor postpone the due date thereof.

8.  Miscellaneous.

8.1.  Conflict. If there is any conflict between the terms hereof and of any other documents evidencing the Loan, the provisions of this Note shall control.

8.2.  Successors and Assigns. This Note is made for the sole protection of Borrower and Lender and their respective successors and assigns, and no other person or persons shall have any right of action hereof.

8.3.  Governing Law. This Note is, in all respects, to be governed by the laws of the State of Nevada, and if any action is taken to enforce the terms hereof, such action shall be commenced and maintained within the County of Clark, State of Nevada.

8.4.  Rights and Remedies. The rights and remedies of Lender hereunder are cumulative and not exclusive. Any waiver, permit, consent or approval of any kind by Lender, or any holder of the Note, of any breach or default hereunder, must be in writing and shall be effective only to the extent set forth in such writing.

8.5.  Binding Effect. This Note shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

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8.6.  Entire Agreement. This Note constitutes the entire agreement between the parties hereto, and no modifications of this Note shall be deemed effective unless executed in writing by Lender and Borrower subsequent to the date hereof.

8.7.  Gender and Number. As used herein the neuter shall include the masculine and feminine and the singular shall include the plural, as the context requires.

8.8.  Severability. If any term or provision of this Note shall to any extent be invalid or unenforceable, the remainder of this Note shall not be affected thereby, and each term and provision of the Note shall be valid and enforced to the fullest extent permitted by law.

8.9.  Further Assurances. The parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments or documents, and to take such other actions as the requesting party may reasonably require to carry out the terms of this Note and the transactions contemplated hereby.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed as of the date first set forth above.

BORROWER:

Zealous Holdings, Inc. a Delaware corporation

By: /s/ Milton C. Ault, III Name: Milton C. Ault, III Title: CEO

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EXHIBIT 29

DEBENTURE AGREEMENT

$260,000.00	Santa Monica, California December 15, 2005

FOR VALUE RECEIVED, Ault Glazer Bodnar & Company, Inc. (the "Maker"), a Delaware corporation with an office located at 100 Wilshire Boulevard, Suite 1750, Santa Monica, California 90401, hereby promises to pay Melanie N. Morris-Glazer (the "Payee"), an individual with an address 801 Ocean Avenue, #403, Santa Monica, CA 90403, the principal sum of twenty six (26) Bonds each in the denomination of ten thousand dollars ($10,000.00) (the "Bond, individually "Bond" or plural "Bonds") for an aggregate of two hundred sixty thousand dollars ($260,000.00), plus any accrued interest as to each and every Bond thereon in lawful money of the United States on December 15, 2006 (the "Maturity Date").

Maker further promises to pay interest on each of the Bonds hereof at the rate of eight and three quarter percent (8.75%) annually, such interest to be paid on the 25th of each calendar month by way of a check, cash or wire transfer. Interest shall commence accruing on the issue date and shall be calculated on the basis of a 365-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of California.

This Debenture (the "Debentures") is in the denomination of $10,000 made by the Maker for a total of 26 Bonds equal to an aggregate principal amount of $260,000 maturing on December 15, 2006 and bearing an annual interest payable monthly at the rate of 8.75%.

This Debenture may be callable as to each and every Bond or multiple Bonds at any time without the consent of the Payee provided that Maker shall pay Payee an amount in cash equal to 100% of the principal amount of this Debenture plus accrued and unpaid interest on each and every Bond.

The entire unpaid principal balance of this Debenture and interest accrued and unpaid for each and every Bond with respect thereto shall be immediately due and payable upon the occurrence of any of the following (each, an "Event of Default"):

a.  The Maker filing for relief under any bankruptcy law;

b.  The filing of a lien, the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against Maker or any of Maker's property which shall not be released, satisfied of record or bonded within twenty (20) days thereafter, except liens which exist as the date hereof or liens to which the Payee shall consent;

c.  The Maker creates, incurs, assumes or suffers to exist any liability for borrowed money, except borrowings in existence or committed on the date hereof and indebtedness to trade creditors or financial institutions incurred in the ordinary course of business; or

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d.  The Maker has failed to pay the principal and any accrued and unpaid interest on the Maturity Date.

All rights and remedies available to the Payee pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and enforceable alternatively, successively and/or concurrently after default by Maker pursuant to the provisions of this Debenture.

The Maker waives demand, presentment, protest and notice of any kind and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Debenture, all without notice.

This Debenture may not be changed, modified or terminated orally, but only by an agreement in writing, signed by the party to be charged. The Maker hereby authorizes the Payee to complete this Debenture and any particulars relating thereto according to the terms of the indebtedness evidenced hereby.

In the event of any litigation with respect to the obligations evidenced by this Debenture, the Maker waives the right to a trial by jury and all rights of set-off and rights to interpose permissive counterclaims and cross-claims. This Debenture shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the successors, assigns, heirs, administrators and executors of the Maker and inure to the benefit of the Payee, its successors, endorsees, assigns, heirs, administrators and executors.

The Maker hereby irrevocably consents to the jurisdiction of the state and federal courts in Los Angeles County, California in connection with any action or proceeding arising out of or relating to this Debenture. If any term or provision of this Debenture shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

Ault Glazer Bodner & Company, Inc.

By: /s/ Milton "Todd" Ault, III
Name: Milton "Todd" Ault, III
Title: Chief Executive Officer

ATTEST:

/s/ Karen Festekjian

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EXHIBIT 30

PROMISSORY NOTE

$269,000.00	Los Angeles, California August 28, 2006

FOR VALUE RECEIVED, Ault Glazer Bodnar & Company, Inc. (the "Maker"), a Delaware corporation with a principal business located at 1800 Century Park East, Suite 200, Los Angeles, CA 90067, HEREBY PROMISES TO PAY to the order of Steven J. Caspi (the "Noteholder"), an individual, the principal sum of two hundred sixty nine thousand dollars ($269,000.00) plus any accrued interest thereon, commencing on the date of each advance under this Note as set forth below, in lawful money of the United States on August 27, 2009 (the "Maturity Date"):

Wire Date	Amount
8/28/06	$110,000.00
8/30/06	$39,000.00
9/15/06	$68,000.00
9/19/06	$52,000.00

The following is a statement of the other terms and conditions to which this promissory note (the "Note") is subject and to which the Noteholder by the acceptance of this Note agrees:

1.  Term. This Note shall commence on the date of each advance under this Note and shall continue until August 27, 2009, the Maturity Date, unless extended or sooner terminated by mutual agreement of the parties hereto.

2.  Interest. Maker promises to pay interest on the unpaid principal balance hereof at the Prime Rate plus one percent (1%) per annum, such interest to be paid on the Maturity Date. "Prime Rate" means the rate of interest published by the Wall Street Journal (the "Journal"), as its "Prime Rate" or "Base Rate" for commercial loans. The interest rate hereunder shall be adjusted on the effective date of any change in the Prime Rate to reflect the Prime Rate then in effect. In the event that the Journal ceases to publish a "Prime Rate" or "Base Rate" for commercial loans, the Noteholder may specify an alternate source for the Prime Rate by delivering written notice thereof to Maker. Interest shall commence accruing on the issue date and shall be calculated on the basis of a 365-day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of California.

3.  Prepayment. The Maker shall have the right, at any time, to prepay without penalty, in whole or in part, the unpaid principal and interest due on this Note as of the date of such prepayment.

4.  Application of Payments to Principal and Interest. All payments made pursuant to this Note shall first be applied to accrued but unpaid interest then outstanding, and then to principal, and interest shall thereupon cease to accrue upon the principal amount so paid.

5.  Event of Defaults. The entire unpaid principal balance of this Note and interest accrued with respect thereto shall be immediately due and payable upon the occurrence of any of the following (each, an "Event of Default"); provided, that Maker has failed to cure the default as set forth herein:

 a.  The Maker filing for relief under any bankruptcy law, or filing of involuntary petition against Maker not dismissed within sixty (60) days;

 b.  The filing of a lien, the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against Maker or any of Maker's property which shall not be released, satisfied of record or bonded within sixty (60) days thereafter, except liens which exist as the date hereof or liens to which the Noteholder shall consent;

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c.  The Maker has failed to pay the principal and any accrued and unpaid interest on the Maturity Date; provided, however Maker shall have a grace period of thirty (30) days.

6.  Miscellaneous.

a.  Amendments; Waivers. This Note may not be changed, modified, or amended, except by an agreement in writing, signed by the party to be charged. The Noteholder may waive any Event of Default hereunder. Such waiver shall be evidenced by written notice or other document specifying the Event or Events of Default being waived and shall be binding on all existing or subsequent Noteholder(s) under this Note. The Maker waives demand, presentment, and protest an notice of any kind and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Note, all without notice, except where notice, written or verbal, is requested herein this Note.

b.  Assignment. The Noteholder may not assign either the right to receive payment under this Note, or any other right conferred upon the Noteholder under the terms hereof to any other party without the consent of the Maker. Any transferee or transferees of this Note, by their acceptance hereof, agree to assume the obligations of the holder of this Note as set forth herein, and shall be deemed to be the "Noteholder" for all purposes hereunder. The Maker may assign its obligation under this Note pursuant to the consent of Noteholder.

c.  Entire Agreement. This Note contains the entire understanding between the Maker and the Noteholder with respect to this Note and supersedes any prior written or oral agreement between them respecting the subject matter hereof.

d.  Governing Law; Venue. This Note shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of California, without giving effect to the conflicts of law principles thereof, and any disputes arising out of or relating to this Note must be brought in, and take place in, the State of California. All rights and remedies available to the Noteholder pursuant to the provisions of applicable law and otherwise are cumulative, not exclusive and are enforceable alternatively, successively and/or concurrently after default by Maker pursuant to the provisions of this Note.

 The Maker hereby irrevocably consents to the jurisdiction of the state and federal courts in Los Angeles County, California in connection with any action or proceeding arising out of or relating to this Note. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

e.  Binding Effect. This Note shall be binding upon the successors, assigns, heirs, administrators and executors of the Maker and inure to the benefit of the Noteholder, its successors, endorsees, assigns, heirs, administrators and executors.

f.  Attorney's Fees. In the event that any party hereto institutes any suit or other action to enforce the obligations of this Note, both Maker and Noteholder agree that the substantially non-prevailing party, its successors or assigns, shall pay to the substantially prevailing party, its successors or assigns, all reasonable costs and any attorney fees incurred as a result of the institute of such suit or action.

g.  Severability. If any term or provision of this Note shall to any extent be invalid or unenforceable, the remainder of this Note shall not be affected thereby, and each term and provision of the Note shall be valid and enforced to the fullest extent permitted by law.

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h.  Further Assurances. The parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments or documents, and to take such other actions as the requesting party may reasonably require to carry out the terms of this Note and the transactions contemplated hereby.

i.  Headings. The section and other headings contained in this Note are for reference purposes only and shall not be deemed to be a part of this Note or to affect the meaning or interpretation of this Note.

j.  Termination and Cancellation of Note. Noteholder shall, as promptly as practicable after receipt of the payment in full of the principal and interest due under this Note (and in any event within five (5) business days after the such receipt): (a) return to Maker the originals of any and all notes issued by Maker to Noteholder, duly marked "paid in full" or "cancelled" and (b) shall execute an termination and release agreement in connection with the cancellation of said Note.

k.  Counterparts. This Note may be signed (including by facsimile) in any number of counterparts, each of which, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

[Signatures on following page]

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IN WITNESS WHEREOF, this Note has been executed and delivered on the date first specified above.

"Maker"	"Noteholder"

AULT GLAZER BODNAR & COMPANY, INC., A DELAWARE CORPORATION	STEVE J. CASPI

By: Milton "Todd" Ault, III	By: _____________________________
Name: Milton "Todd" Ault, III Title: CEO	An individual

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EXHIBIT 31

ASSIGNMENT

The undersigned, Louis and Melanie Glazer hereby assigns and transfers that certain line of credit administered by First Tennessee Bank to Zealous Holdings, Inc,, a Delaware corporation ("Zealous"), and Zealous hereby assumes all rights and liabilities under such line of credit as of July 7, 2007.

Louis and/or Melanie Glazer

By: /s/ Melanie Glazer Name: Melanie Glazer Title:

Consented Accepted to Zealous Holdings, Inc.
By: /s/ Milton C. Ault, III Name: Milton C. Ault, III Title: CEO

EXHIBIT 32

February 11, 2008

Zealous Holdings, Inc.
1800 Century Park East, Suite 200
Los Angeles, CA 90067

Re: Citibank

To whom it may concern:

This is to confirm that that certain line of credit of up to $500,000 from Citibank in the name of Louis and Melanie Glazer was established on July 24, 2006 on behalf of Zealous Holdings, Inc., a Delaware corporation. Zealous Holdings' is wholly responsible for its repayment of such line of credit.

Sincerely,

/s/ Louis Glazer
Louis Glazer

/s/ Melanie Glazer
Melanie Glazer

EXHIBIT 33

PROMISSORY NOTE

December 31, 2007

$487,050	Los Angeles, California

FOR VALUE RECEIVED, the undersigned, Ault Glazer Capital Partners, LLC. ("Maker"), promises to pay to Zealous Holdings, Inc., a Delaware corporation ("Payee") at 1800 Century Park East, Suite 200, Los Angeles, CA 90067, or at such other place as Payee may from time to time designate by written notice to Maker., in lawful money of the United. States of America, the aggregate sum of Four Hundred Eighty Seven Thousand Fifty Dollars ($487,050.00). Maker further agrees as follows:

Section 1.          Interest Rate and Fees.

Interest and Fees shall accrue at a rate of six percent (6%) per annum.

Section 2.          Payments.

a.  Principal, interest and fees shall be due on December 31, 2008 (the "Due Date"), unless sooner terminated or extended by mutual agreement of the parties.

b.  Maker shall have the right to prepay this Note in full or in part at any time, without premium or penalty.

Section 3.          Default.

It shall be an event of default ("Event of Default"), and the entire unpaid principal of this Note, together with accrued interest, shall become immediately due and payable, at the election of Payee, upon the occurrence of any of the following events:

3.1  Any failure on the part of Maker to make any payment of all principal, interest and fees on the Due Date; provided, however, Maker shall have 15 days to cure such default;

3.2  Maker shall commence (or take any action for the purpose of commencing) any proceeding under any bankruptcy, reorganization, arrangement., readjustment of debt, moratorium or similar law or statute;

3.3  a proceeding shall be commenced against Maker under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute and relief is ordered against it, or the proceeding is controverted but is not dismissed within sixty (60) days after the commencement thereof;

3.4  Maker consents to or suffers the appointment of a guardian, receiver, trustee or custodian to any substantial part of its assets that is not vacated within thirty (30) days;

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3.5  the dissolution, termination of existence, or insolvency of Maker; or

3.6  Maker consents to or suffers an attachment, garnishment, execution or other legal process against any of his assets that is not released within thirty (30) days.

Section 4.          Waivers.

Maker waives demand, presentment, protest, notice of protest, notice of dishonor, and all other notices or demands of any kind or nature with respect to this Note.

The Payee may waive any Event of Default hereunder. Such waiver shall be evidenced by written notice or other document specifying the Event or Events of Default being waived and shall be binding on all existing or subsequent Payee(s) under this Note.

Section 5.           Miscellaneous.

(a)    This Note may be altered only by prior written agreement signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought. This Note may not be modified by an oral agreement, even if supported by new consideration.

(b)    The covenants, terms and conditions contained in this Note apply to and bind the heirs, successors, executors, administrators and assigns of the parties.

(c)    This Note constitutes a final written expression of all the terms of the agreement between the parties regarding the subject matter hereof, are a complete and exclusive statement of those terms, and supersedes all prior and contemporaneous agreements, understandings, and representations between the parties. If any provision or any word, term, clause, or other part of any provision of this Note shall be invalid for any reason, the same shall be ineffective, but the remainder of this Note shall not be affected and shall remain in full force and effect.

(d)    This Note shall be governed by the laws of New York, without giving effect to principals of conflicts of laws.

(e)    All notices, consents, or other communications provided for in this Note or otherwise required by law shall be in writing and may be given to or made upon the respective parties at the following mailing addresses:

Payee:
Zealous Holdings, Inc.
Attn: Milton "Todd" Ault, III
1800 Century Park East, Suite 200
Los Angeles, CA 90067
Telecopy Number: (310) 895-7779

Maker:
Ault Glazer Capital Partners, LLC
1800 Century Park East, Suite 200
Los Angeles, CA 90067
Telecopy Number: (310) 895-7779
Confirmation Number: (310) 895-7778

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Such addresses may be changed by notice given as provided in this subsection.. Notices shall be effective upon the date of receipt; provided, however, that a notice (other than a notice of a changed address) sent by certified or registered U.S. mail, with postage prepaid, shall be presumed received no later than three (3) business days following the date of sending.

(f)    This Note may be signed (including by facsimile) in any number of counterparts, each of which, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, Maker has executed this Note effective as of the date first-set forth above.

AULT GLAZER CAPITAL, PARTNERS, LLC

By: Zealous Asset Management, LLC, its managing member

By: /s/ Milton C. Ault III
Name: Milton C. Ault III
Title: Manager

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EXHIBIT 34

Zealous Holdings, Inc. and Subsidiaries
Pro Forma Information
December 31, 2007

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Zealous Holdings, Inc., is merging with and into the ASNI-II, Inc a wholly-owned subsidiary of Zealous Trading Group, Inc. The merger document calls for a conversion of ZH stock and stock options into ZT stock by a formula that converts ZH stock outstanding at the time of consummation by multiplying the outstanding stock by a factor of .08153 and then multiplying the results by 906.6. As of February 28, 2007 the outstanding stock and options of ZH is 23,463,000 which translate into 709,814,817 shares of common stock of ZT. This amount can change if ZH issues either more shares or options.

The unaudited consolidated pro forma financial statements of ZH as of December 31, 2007 give effect to this transaction as if it had occurred at January 1, 2007.

The financial statements presented are of ZH as of December 31, 2007, nine month statements of ZT as of November 30, 2007 and adjustments to reflect the activity of ZT for the calendar year 2007 and to reflect the merger as of the beginning of the period.

Zealous Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Financial Condition
 (Unaudited)

	Zealous Holdings, Inc. and Subsidiaries	Zealous Trading, Inc.			Adjusted Balances as of
	December 31, 2007	November 30, 2007	Adjustments		December 31, 2007
Assets

Cash and Cash Equivalents	$16,526	$827,153	$(763,607)	4	$80,072
Restricted Cash	262,500	-	-		262,500
Receivables From Clearing Broker and managed funds	435,255	-	-		435,255
Financial Instruments: Trading Instruments, at Fair value	466,153	-	-		466,153
Investments in related managed funds, at Cost	693,011	-	-		693,011
Other Investments, at Cost.	112,500	-	-		112,500
Loans and Receivables	1,363,645	3,676,561	(3,676,561)	1	1,363,645
Property and Equipment, net	450,370	-	-		450,370
Deposit with Clearing Broker	129,881	-	-		129,881
Prepaid Expenses	74,102	2,625,562	-		2,699,664
Deposit on computer software and other assets	208,204	-	-		208,204
Total Assets	$4,212,147	$7,129,276	$(4,440,168)		$6,901,255

Liabilities and Stockholders’ Deficit

Accounts Payable and Accrued Liabilities	$615,524	$773,757	$(33,348)	4	$1,355,933
Notes Payable	7,142,782	1,093,692	(4,380,970)	1,4	3,855,504
Derivative Liability	-	81,422,744	(8,070,176)	2	73,352,568
Liability to Issue Stock	560,000	-	-		560,000
Total Liabilities	8,318,306	83,290,193	(12,484,494)		79,124,005

Stockholders’ Deficit:
Preferred Stock	-	-	-		-
Common Stock		45,831	709,815	3	755,646
Common Stock A, par value $.0001, 5,000,000 shares authorized, issued and outstanding	500	-	(500)	3	-
Common Stock B, par value $.0001, 3,000,000 shares authorized, 1,223,110 and 107,500 issued and outstanding in 2007 and 2006, respectively	123	-	(123)	3	-
Additional Paid in Capital	1,633,882	2,569,702	(2,569,702)	3	1,633,882
Accumulated Deficit	(5,740,664)	(78,776,450)	9,904,836	2,3	(74,612,278)
Total Stockholders’ Deficit	(4,106,159)	(76,160,917	8,044,326		(72,222,70)
Total Liabilities and Stockholders’ Deficit	$4,212,147	$7,129,276	$(4,440,168)		$6,901,255

Zealous Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
(Unaudited)

	Zealous Holdings, Inc. and Subsidiaries	Zealous Trading, Inc.			Adjusted Balances as of

	December 31, 2007	November 30, 2007	Adjustments		December 31, 2007
REVENUES

Private Placement Fees	$200,600	$-	$-		$200,600
Commissions	671,892	-	-		671,892
Interest Income	25,105	-	-		25,105
Management Fees	42,209	-	-		42,209
Total Revenues	939,806	-	-		939,806

EXPENSES

General and Administrative	1,086,283	70,356	25,850	4	1,182,489
Salaries and Benefits	1,309,825	-	-		1,309,825
Professional Fees	517,070	131,455	-		648,525
Rent	320,233	-	-		320,233
Stock Based Consulting Expense		234,583	-		234,583
Depreciation and amortization	101,428	-	-		101,428
Total Expenses	3,334,839	436,394	25,850		3,797,083

OTHER EXPENSES (INCOME):
Mark to Market Derivative Liability		74,949,113	(8,070,176)	2	66,878,937
Interest expense, net	375,850	-	-		375,850
Realized losses, net	64,969	-	-		64,969
Unrealized (gains) losses, net	(57,428)	-	-		(57,428)
Other (income) expenses, net	(37,389)	(44,311)	-		(81,700)
Total Other Expense	346,002	74,904,802	8,070,176		67,180,628

Net Loss	$(2,741,035)	$(75,341,196)	$8,044,326		$(70,037,905)

Zealous Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement
Notes to the Consolidated Financial Statements
(Unaudited) Zealous Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
(Unaudited

Note 1 - Elimination of Note Receivable, Note Payable in consolidated group.

Note 2 – Adjustment to Derivative liability to mark derivative liability to market at December 31, 2007

Note 3 – To record entry for reverse merger based upon issuance of 709,815,000 shares of common stock for acquisition.

Note 4 – To record cash activity in Zealous Trading Group, Inc.